UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2022

Item 1.

Reports to Stockholders

Fidelity® Capital & Income Fund

Annual Report

April 30, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	(3.27)%	6.07%	6.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Capital & Income Fund on April 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$19,370	Fidelity® Capital & Income Fund
$16,592	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index returned -4.96% for the 12 months ending April 30, 2022. After posting a solid gain in 2021, high-yield bonds retreated to begin the new year amid several major headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively wind down its balance sheet in an attempt to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing high yield included surging commodity prices, rising bond yields, supply constraint and disruption, and the potential for variants of the coronavirus to upend the economy. Against this dynamic backdrop, the index returned -2.74% in January and -0.90% in February amid an intensifying flight from risk. Volatility eased in March and credit fundamentals remained healthy, but high yield still lost ground (-0.92%) for the month. April saw the downtrend continue, with the index returning -3.63% amid clearer signals of the Fed’s intension to tighten monetary policy and angst about the economic toll of “zero-COVID” lockdowns in China. For the full 12 months, higher-duration BB-rated bonds slightly trailed lower-quality credits. By sector, energy rode a surge in commodity prices and led the way with a modest gain. All other groups declined. Notable laggards included cable/satellite TV, telecommunications, health care, utilities and food/beverage/tobacco.

Comments from Co-Managers Mark Notkin and Brian Chang:  For the fiscal year ending April 30, 2022, the fund returned -3.27%, outperforming the -4.96% result of the benchmark ICE BofA® US High Yield/US High Yield Constrained Blend Index. The fund's core allocation to high-yield bonds resulted -4.90% and contributed to performance versus the benchmark. By industry, security selection was the primary contributor, especially in energy. Security selection in chemicals and health care also helped. The biggest individual relative contributor was an overweight position in California Resources (+72%). Also helping performance was our outsized stake in Chesapeake Energy, which gained 84%. Another key contributor was our non-benchmark position in EP Energy (+88%). Conversely, the biggest detractor from performance versus the benchmark was our security picks in gaming. Security selection in technology and super retail also hurt the fund's relative performance. Our largest individual relative detractor was a non-benchmark stake in Meta Platforms (-41%). Another notable relative detractor was an overweighting in Eldorado Resorts (-16%), which was among the biggest holdings in the fund. Also hurting performance was our outsized stake in Penn National Gaming, which returned about -45%. Penn National Gaming was not held at period end. By quality, positioning and picks among unrated bonds added the most value versus the benchmark, whereas security choices and positioning among bonds rated BBB hurt the most. Notable changes in positioning include increased exposure to the services industry and a lower allocation to cable/satellite TV.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Bond Issuers as of April 30, 2022

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	2.5
TransDigm, Inc.	2.1
Bank of America Corp.	1.8
JPMorgan Chase & Co.	1.7
Ally Financial, Inc.	1.7
Caesars Entertainment, Inc.	1.5
Altice France SA	1.5
Tenet Healthcare Corp.	1.2
Occidental Petroleum Corp.	1.2
Citigroup, Inc.	1.1
16.3

Top Five Market Sectors as of April 30, 2022

% of fund's net assets
Energy	11.8
Banks & Thrifts	9.1
Technology	7.5
Telecommunications	6.1
Healthcare	5.5

Quality Diversification (% of fund's net assets)

As of April 30, 2022
BBB	9.2%
BB	25.4%
B	32.7%
CCC,CC,C	6.9%
Not Rated	1.2%
Equities	12.4%
Short-Term Investments and Net Other Assets	12.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2022*
Nonconvertible Bonds	62.6%
Convertible Bonds, Preferred Stocks	0.3%
Common Stocks	11.6%
Bank Loan Obligations	4.9%
Preferred Securities	7.6%
Other	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	12.2%

 * Foreign investments - 12.5%

Geographic Diversification (% of fund's net assets)

As of April 30, 2022
United States of America*	87.5%
Canada	3.1%
Multi-National	1.6%
France	1.6%
Netherlands	0.9%
United Kingdom	0.9%
Cayman Islands	0.7%
Luxembourg	0.8%
Ireland	0.6%
Other	2.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments April 30, 2022

Showing Percentage of Net Assets

Corporate Bonds - 62.9%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.3%
Diversified Financial Services - 0.0%
New Cotai LLC 5% 2/24/27 (a)	$3,865	$3,811
Energy - 0.3%
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	2,495	12,874
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	4,306	20,022
		32,896

TOTAL CONVERTIBLE BONDS		36,707

Nonconvertible Bonds - 62.6%
Aerospace - 3.3%
Allegheny Technologies, Inc.:
4.875% 10/1/29	6,080	5,532
5.125% 10/1/31	5,395	4,873
Bombardier, Inc.:
6% 2/15/28 (c)	6,075	5,255
7.125% 6/15/26 (c)	12,110	11,141
7.5% 12/1/24 (c)	7,092	7,057
7.5% 3/15/25 (c)	12,259	11,891
7.875% 4/15/27 (c)	45,265	42,168
Kaiser Aluminum Corp. 4.625% 3/1/28 (c)	11,215	10,290
Moog, Inc. 4.25% 12/15/27 (c)	3,455	3,217
Rolls-Royce PLC 5.75% 10/15/27 (c)	10,870	10,477
Spirit Aerosystems, Inc. 7.5% 4/15/25 (c)	15,000	15,188
TransDigm UK Holdings PLC 6.875% 5/15/26	35,725	35,546
TransDigm, Inc.:
4.625% 1/15/29	38,080	33,136
4.875% 5/1/29	25,000	21,906
5.5% 11/15/27	124,228	113,669
6.25% 3/15/26 (c)	17,925	17,835
6.375% 6/15/26	61,985	61,207
7.5% 3/15/27	18,012	18,147
		428,535
Air Transportation - 1.6%
Air Canada 3.875% 8/15/26 (c)	9,105	8,419
Delta Air Lines, Inc. 7% 5/1/25 (c)	2,708	2,899
Delta Air Lines, Inc. / SkyMiles IP Ltd.:
4.5% 10/20/25 (c)	48,285	47,958
4.75% 10/20/28 (c)	39,880	39,515
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (c)	22,205	21,653
Mileage Plus Holdings LLC 6.5% 6/20/27 (c)	34,530	35,220
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (c)	7,779	8,215
United Airlines, Inc.:
4.375% 4/15/26 (c)	30,025	28,989
4.625% 4/15/29 (c)	18,025	16,538
		209,406
Automotive - 0.1%
Ford Motor Credit Co. LLC 3.625% 6/17/31	15,745	13,088
Automotive & Auto Parts - 1.6%
Allison Transmission, Inc. 5.875% 6/1/29 (c)	7,960	7,858
Arko Corp. 5.125% 11/15/29 (c)	9,105	8,058
Dana, Inc.:
4.25% 9/1/30	8,870	7,603
4.5% 2/15/32	9,135	7,536
Exide Technologies:
11% 10/31/24 pay-in-kind (a)(c)(d)(e)	1,760	0
11% 10/31/24 pay-in-kind (a)(c)(d)(e)	891	401
Ford Motor Co. 3.25% 2/12/32	29,640	24,083
Ford Motor Credit Co. LLC:
3.375% 11/13/25	26,505	25,450
4% 11/13/30	42,253	36,549
5.113% 5/3/29	10,330	9,788
LCM Investments Holdings 4.875% 5/1/29 (c)	24,415	21,395
McLaren Finance PLC 7.5% 8/1/26 (c)	8,290	7,953
Nesco Holdings II, Inc. 5.5% 4/15/29 (c)	14,525	13,687
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (c)	5,530	5,101
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 7.1766% 10/15/26 (c)(e)(f)	30,350	29,288
		204,750
Banks & Thrifts - 1.8%
Ally Financial, Inc.:
8% 11/1/31	20,638	24,155
8% 11/1/31	151,039	179,665
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/31 (c)	27,225	25,110
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (c)	8,740	8,093
		237,023
Broadcasting - 1.3%
Clear Channel Outdoor Holdings, Inc. 7.5% 6/1/29 (c)	12,070	11,390
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (c)	46,565	17,229
Gray Escrow II, Inc. 5.375% 11/15/31 (c)	18,765	16,175
Lions Gate Capital Holdings LLC 5.5% 4/15/29 (c)	8,990	7,970
Nexstar Broadcasting, Inc.:
4.75% 11/1/28 (c)	22,300	20,237
5.625% 7/15/27 (c)	23,735	23,097
Scripps Escrow II, Inc. 3.875% 1/15/29 (c)	2,820	2,507
Sirius XM Radio, Inc.:
3.125% 9/1/26 (c)	9,100	8,383
3.875% 9/1/31 (c)	12,130	10,244
4% 7/15/28 (c)	23,630	21,356
5% 8/1/27 (c)	14,525	14,017
Townsquare Media, Inc. 6.875% 2/1/26 (c)	5,645	5,620
Univision Communications, Inc. 4.5% 5/1/29 (c)	12,060	10,824
		169,049
Building Materials - 0.5%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	2,325	2,247
Brundage-Bone Concrete Pumping Holdings, Inc. 6% 2/1/26 (c)	6,555	6,129
CP Atlas Buyer, Inc. 7% 12/1/28 (c)	5,480	4,576
James Hardie International Finance Ltd. 5% 1/15/28 (c)	4,136	3,990
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (c)	4,125	3,568
Oscar Acquisition Co. LLC / Oscar Finance, Inc. 9.5% 4/15/30 (c)	9,050	8,257
SRS Distribution, Inc.:
4.625% 7/1/28 (c)	11,605	10,624
6% 12/1/29 (c)	11,220	9,846
6.125% 7/1/29 (c)	6,380	5,630
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29 (c)	10,525	9,867
Victors Merger Corp. 6.375% 5/15/29 (c)	12,060	7,236
		71,970
Cable/Satellite TV - 4.0%
Block Communications, Inc. 4.875% 3/1/28 (c)	7,830	7,321
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (c)	16,515	13,919
4.5% 8/15/30 (c)	21,660	18,898
4.5% 5/1/32	46,575	39,177
4.75% 3/1/30 (c)	63,365	56,632
4.75% 2/1/32 (c)	26,255	22,562
5% 2/1/28 (c)	91,490	87,144
5.125% 5/1/27 (c)	69,885	68,123
5.375% 6/1/29 (c)	18,080	17,131
5.5% 5/1/26 (c)	8,759	8,781
CSC Holdings LLC:
3.375% 2/15/31 (c)	14,140	11,043
4.5% 11/15/31 (c)	30,110	24,731
5.375% 2/1/28 (c)	23,655	21,718
6.5% 2/1/29 (c)	24,795	23,555
DISH DBS Corp.:
5.25% 12/1/26 (c)	15,220	13,974
5.75% 12/1/28 (c)	15,220	13,614
Dolya Holdco 18 DAC 5% 7/15/28 (c)	6,600	5,996
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)	8,350	7,689
6.5% 9/15/28 (c)	22,260	19,589
VZ Secured Financing BV 5% 1/15/32 (c)	24,310	20,967
Ziggo Bond Co. BV:
5.125% 2/28/30 (c)	6,000	5,205
6% 1/15/27 (c)	11,435	11,206
Ziggo BV 4.875% 1/15/30 (c)	7,990	7,081
		526,056
Capital Goods - 0.1%
ATS Automation Tooling System, Inc. 4.125% 12/15/28 (c)	7,895	7,125
Stevens Holding Co., Inc. 6.125% 10/1/26 (c)	3,245	3,253
		10,378
Chemicals - 1.5%
Compass Minerals International, Inc. 6.75% 12/1/27 (c)	24,600	24,904
Gpd Companies, Inc. 10.125% 4/1/26 (c)	14,980	15,617
Ingevity Corp. 3.875% 11/1/28 (c)	11,105	9,939
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (c)	3,835	3,394
LSB Industries, Inc. 6.25% 10/15/28 (c)	21,105	20,682
Olympus Water U.S. Holding Corp. 4.25% 10/1/28 (c)	12,145	10,732
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (c)	7,820	6,761
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (c)	14,015	12,789
The Chemours Co. LLC:
5.375% 5/15/27	32,330	31,198
5.75% 11/15/28 (c)	16,765	15,717
Tronox, Inc. 4.625% 3/15/29 (c)	13,295	11,866
Valvoline, Inc. 4.25% 2/15/30 (c)	8,315	7,213
W.R. Grace Holding LLC 5.625% 8/15/29 (c)	28,310	24,117
		194,929
Consumer Products - 1.4%
Angi Group LLC 3.875% 8/15/28 (c)	5,530	4,379
Diamond BC BV 4.625% 10/1/29 (c)	7,285	6,267
Foundation Building Materials, Inc. 6% 3/1/29 (c)	5,845	4,756
Gannett Holdings LLC 6% 11/1/26 (c)	8,785	7,994
HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 4.75% 1/15/29 (c)	8,760	7,796
Macy's Retail Holdings LLC:
5.875% 3/15/30 (c)	6,235	5,851
6.125% 3/15/32 (c)	6,015	5,564
Michaels Companies, Inc. 5.25% 5/1/28 (c)	14,150	12,161
Millennium Escrow Corp. 6.625% 8/1/26 (c)	12,120	11,199
Nordstrom, Inc.:
4.25% 8/1/31	25,145	21,313
4.375% 4/1/30	3,790	3,298
5% 1/15/44	1,785	1,480
6.95% 3/15/28	550	562
PetSmart, Inc. / PetSmart Finance Corp.:
4.75% 2/15/28 (c)	10,160	9,449
7.75% 2/15/29 (c)	8,880	8,836
Ritchie Bros. Holdings, Inc. 4.75% 12/15/31 (c)	6,670	6,670
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (c)	8,380	7,018
Tempur Sealy International, Inc.:
3.875% 10/15/31 (c)	15,965	13,228
4% 4/15/29 (c)	15,925	13,795
The Scotts Miracle-Gro Co. 4% 4/1/31	11,945	9,825
TKC Holdings, Inc.:
6.875% 5/15/28 (c)	13,375	12,773
10.5% 5/15/29 (c)	12,660	12,185
		186,399
Containers - 0.4%
Crown Cork & Seal, Inc.:
7.375% 12/15/26	4,845	5,148
7.5% 12/15/96	12,871	13,804
Graham Packaging Co., Inc. 7.125% 8/15/28 (c)	6,000	5,410
Graphic Packaging International, Inc. 3.75% 2/1/30 (c)	7,880	6,909
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (c)	4,230	3,976
LABL, Inc. 5.875% 11/1/28 (c)	14,730	13,468
Trivium Packaging Finance BV 5.5% 8/15/26 (c)	6,930	6,696
		55,411
Diversified Financial Services - 2.1%
Broadstreet Partners, Inc. 5.875% 4/15/29 (c)	15,505	13,451
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (c)	6,915	6,466
Coinbase Global, Inc.:
3.375% 10/1/28 (c)	9,110	7,073
3.625% 10/1/31 (c)	9,110	6,730
Compass Group Diversified Holdings LLC:
5% 1/15/32 (c)	6,090	5,177
5.25% 4/15/29 (c)	17,730	15,913
Hightower Holding LLC 6.75% 4/15/29 (c)	5,945	5,477
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	11,165	9,632
5.25% 5/15/27	41,665	38,748
6.25% 5/15/26	24,085	23,878
6.375% 12/15/25	28,275	28,063
LPL Holdings, Inc. 4% 3/15/29 (c)	17,730	16,134
MSCI, Inc.:
3.25% 8/15/33 (c)	9,110	7,698
4% 11/15/29 (c)	6,385	5,881
OEC Finance Ltd.:
4.375% 10/25/29 pay-in-kind (c)	6,699	234
5.25% 12/27/33 pay-in-kind (c)	6,136	215
OneMain Finance Corp.:
4% 9/15/30	5,610	4,593
5.375% 11/15/29	9,400	8,437
6.625% 1/15/28	7,305	7,215
6.875% 3/15/25	19,480	19,577
7.125% 3/15/26	38,380	38,860
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625% 11/1/26 (c)	3,750	3,591
		273,043
Diversified Media - 0.4%
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 7/15/29 (c)	6,050	5,718
4.75% 7/15/31 (c)	6,040	5,709
Terrier Media Buyer, Inc. 8.875% 12/15/27 (c)	40,645	39,726
		51,153
Energy - 8.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29 (c)	9,060	8,492
5.75% 1/15/28 (c)	17,645	17,156
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (c)	7,820	7,116
Callon Petroleum Co. 6.125% 10/1/24	4,090	4,038
CGG SA 8.75% 4/1/27 (c)	11,985	11,897
Cheniere Energy Partners LP:
3.25% 1/31/32 (c)	9,110	7,789
4% 3/1/31	31,040	28,094
Cheniere Energy, Inc. 4.625% 10/15/28	22,300	21,575
Chesapeake Energy Corp.:
5.875% 2/1/29 (c)	5,840	5,774
6.75% 4/15/29 (c)	8,995	9,051
7% 10/1/24 (a)(d)	6,915	0
8% 1/15/25 (a)(d)	3,385	0
8% 6/15/27 (a)(d)	2,132	0
Citgo Holding, Inc. 9.25% 8/1/24 (c)	27,185	27,015
Citgo Petroleum Corp.:
6.375% 6/15/26 (c)	8,760	8,706
7% 6/15/25 (c)	22,045	21,894
CNX Midstream Partners LP 4.75% 4/15/30 (c)	6,435	5,920
CNX Resources Corp. 6% 1/15/29 (c)	5,345	5,273
Colgate Energy Partners III LLC 5.875% 7/1/29 (c)	8,645	8,559
Comstock Resources, Inc.:
5.875% 1/15/30 (c)	25,285	24,332
6.75% 3/1/29 (c)	20,060	20,284
7.5% 5/15/25 (c)	3,722	3,798
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (c)	18,015	17,542
5.75% 4/1/25	4,790	4,733
6% 2/1/29 (c)	25,785	25,080
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (c)	5,055	4,947
CVR Energy, Inc.:
5.25% 2/15/25 (c)	16,990	16,436
5.75% 2/15/28 (c)	22,655	21,234
DCP Midstream Operating LP 5.85% 5/21/43 (c)(e)	18,335	16,664
Delek Logistics Partners LP 7.125% 6/1/28 (c)	17,655	16,876
DT Midstream, Inc.:
4.125% 6/15/29 (c)	9,070	8,254
4.375% 6/15/31 (c)	9,070	8,126
Endeavor Energy Resources LP/EER Finance, Inc.:
5.75% 1/30/28 (c)	21,251	21,306
6.625% 7/15/25 (c)	5,510	5,662
Energy Transfer LP 5.5% 6/1/27	16,735	16,720
Exterran Energy Solutions LP 8.125% 5/1/25	11,280	11,308
Hess Midstream Partners LP:
4.25% 2/15/30 (c)	9,875	9,058
5.125% 6/15/28 (c)	11,235	10,870
5.5% 10/15/30 (c)	6,060	5,971
5.625% 2/15/26 (c)	15,535	15,535
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (c)	12,280	12,227
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28 (c)	7,615	7,245
6.375% 4/15/27 (c)	6,050	6,171
MEG Energy Corp. 7.125% 2/1/27 (c)	11,335	11,511
Mesquite Energy, Inc. 7.25% 2/15/23 (a)(c)(d)	21,977	0
Nabors Industries Ltd.:
7.25% 1/15/26 (c)	11,260	11,004
7.5% 1/15/28 (c)	9,715	9,302
New Fortress Energy, Inc.:
6.5% 9/30/26 (c)	20,960	20,286
6.75% 9/15/25 (c)	6,896	6,780
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	11,090	10,448
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25	11,961	10,034
Nine Energy Service, Inc. 8.75% 11/1/23 (c)	6,245	3,934
NuStar Logistics LP 6% 6/1/26	12,025	11,997
Occidental Petroleum Corp.:
3.5% 8/15/29	14,690	13,717
4.625% 6/15/45	11,935	10,294
5.875% 9/1/25	11,055	11,354
6.125% 1/1/31	23,465	24,663
6.2% 3/15/40	5,785	5,988
6.375% 9/1/28	18,145	19,052
6.45% 9/15/36	19,110	20,734
6.6% 3/15/46	11,465	12,497
6.625% 9/1/30	22,115	23,967
7.2% 3/15/29	3,964	4,281
7.5% 5/1/31	1,100	1,254
8.875% 7/15/30	12,405	14,900
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28	27,530	24,226
7.25% 6/15/25	22,875	22,087
9.25% 5/15/25 (c)	33,870	35,055
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	8,455	8,434
PDC Energy, Inc. 6.125% 9/15/24	1,777	1,781
Renewable Energy Group, Inc. 5.875% 6/1/28 (c)	6,340	6,715
SM Energy Co.:
5.625% 6/1/25	6,330	6,188
6.625% 1/15/27	21,320	21,211
6.75% 9/15/26	4,550	4,527
Southern Natural Gas Co. LLC:
7.35% 2/15/31	23,497	27,023
8% 3/1/32	12,475	15,157
Southwestern Energy Co.:
5.375% 3/15/30	12,145	11,991
5.95% 1/23/25 (e)	244	248
7.75% 10/1/27	12,945	13,509
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5% 6/1/31 (c)	12,070	10,976
Summit Midstream Holdings LLC:
5.75% 4/15/25	5,390	4,312
8.5% (c)(g)	9,110	8,505
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	10,170	9,145
4.5% 4/30/30 (c)	12,185	10,995
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
6% 9/1/31 (c)	9,110	8,313
7.5% 10/1/25 (c)	8,350	8,521
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31	10,360	9,959
Teine Energy Ltd. 6.875% 4/15/29 (c)	8,990	8,945
Tennessee Gas Pipeline Co. 7.625% 4/1/37	5,445	6,410
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (c)	7,585	6,921
4.125% 8/15/31 (c)	7,585	6,883
		1,064,762
Environmental - 0.5%
Covanta Holding Corp.:
4.875% 12/1/29 (c)	18,165	16,527
5% 9/1/30	11,060	9,982
GFL Environmental, Inc.:
4% 8/1/28 (c)	9,105	8,012
4.75% 6/15/29 (c)	12,095	10,976
Madison IAQ LLC:
4.125% 6/30/28 (c)	11,390	9,995
5.875% 6/30/29 (c)	9,085	7,404
		62,896
Food & Drug Retail - 1.2%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (c)	36,160	30,461
4.625% 1/15/27 (c)	25,300	23,698
4.875% 2/15/30 (c)	44,700	40,456
BellRing Brands, Inc. 7% 3/15/30 (c)	14,740	14,408
Murphy Oil U.S.A., Inc.:
3.75% 2/15/31 (c)	5,300	4,655
4.75% 9/15/29	6,860	6,500
5.625% 5/1/27	6,030	5,947
Parkland Corp.:
4.5% 10/1/29 (c)	8,995	7,874
4.625% 5/1/30 (c)	12,175	10,653
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (c)	11,130	10,862
		155,514
Food/Beverage/Tobacco - 1.9%
C&S Group Enterprises LLC 5% 12/15/28 (c)	8,615	7,334
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (c)	6,285	5,657
Del Monte Foods, Inc. 11.875% 5/15/25 (c)	6,310	6,890
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (c)	18,350	18,947
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (c)	20,180	19,928
6.5% 4/15/29 (c)	29,320	30,346
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (c)	7,777	8,234
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (c)	12,150	10,842
4.375% 1/31/32 (c)	6,075	5,427
Performance Food Group, Inc.:
4.25% 8/1/29 (c)	8,495	7,550
5.5% 10/15/27 (c)	8,855	8,593
Pilgrim's Pride Corp. 4.25% 4/15/31 (c)	21,020	19,181
Post Holdings, Inc.:
4.5% 9/15/31 (c)	47,500	39,501
4.625% 4/15/30 (c)	15,630	13,364
5.5% 12/15/29 (c)	21,040	19,146
Simmons Foods, Inc. 4.625% 3/1/29 (c)	8,340	7,526
TreeHouse Foods, Inc. 4% 9/1/28	3,695	3,011
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)	6,360	5,264
U.S. Foods, Inc. 4.625% 6/1/30 (c)	7,520	6,730
United Natural Foods, Inc. 6.75% 10/15/28 (c)	7,750	7,756
		251,227
Gaming - 3.0%
Affinity Gaming LLC 6.875% 12/15/27 (c)	4,295	4,023
Boyd Gaming Corp. 4.75% 6/15/31 (c)	15,120	13,673
Caesars Entertainment, Inc.:
4.625% 10/15/29 (c)	18,245	15,645
6.25% 7/1/25 (c)	41,240	41,688
8.125% 7/1/27 (c)	54,990	57,465
Caesars Resort Collection LLC 5.75% 7/1/25 (c)	13,750	14,042
CDI Escrow Issuer, Inc. 5.75% 4/1/30 (c)	6,040	5,822
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (c)	25,865	23,466
6.75% 1/15/30 (c)	24,400	21,109
Jacobs Entertainment, Inc. 6.75% 2/15/29 (c)	8,585	8,411
Melco Resorts Finance Ltd.:
4.875% 6/6/25 (c)	20,410	18,239
5.25% 4/26/26 (c)	12,015	10,519
5.375% 12/4/29 (c)	8,160	6,530
5.75% 7/21/28 (c)	5,530	4,593
MGM Resorts International 4.75% 10/15/28	11,125	10,219
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (c)	19,045	20,854
Premier Entertainment Sub LLC:
5.625% 9/1/29 (c)	35,005	28,004
5.875% 9/1/31 (c)	24,325	19,156
Station Casinos LLC 4.625% 12/1/31 (c)	9,135	7,656
Studio City Finance Ltd. 5% 1/15/29 (c)	5,700	3,886
VICI Properties LP / VICI Note Co.:
3.875% 2/15/29 (c)	11,195	10,616
4.25% 12/1/26 (c)	21,450	20,327
4.625% 12/1/29 (c)	12,240	11,493
Wynn Macau Ltd. 5.125% 12/15/29 (c)	16,800	13,272
		390,708
Healthcare - 4.5%
180 Medical, Inc. 3.875% 10/15/29 (c)	6,495	5,781
Avantor Funding, Inc. 3.875% 11/1/29 (c)	6,075	5,451
Cano Health, Inc. 6.25% 10/1/28 (c)	4,050	3,736
Catalent Pharma Solutions:
3.5% 4/1/30 (c)	6,070	5,280
5% 7/15/27 (c)	3,765	3,647
Centene Corp. 4.25% 12/15/27	11,560	11,213
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (c)	9,500	8,598
4% 3/15/31 (c)	12,085	10,790
4.25% 5/1/28 (c)	3,400	3,245
Community Health Systems, Inc.:
4.75% 2/15/31 (c)	16,055	13,607
5.25% 5/15/30 (c)	18,245	15,994
5.625% 3/15/27 (c)	5,640	5,376
6% 1/15/29 (c)	8,490	8,025
6.125% 4/1/30 (c)	24,105	19,826
8% 3/15/26 (c)	61,410	63,486
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (c)	4,180	3,407
4.625% 6/1/30 (c)	31,515	27,418
Grifols Escrow Issuer SA 4.75% 10/15/28 (c)	6,075	5,543
HealthEquity, Inc. 4.5% 10/1/29 (c)	6,410	5,857
Horizon Pharma U.S.A., Inc. 5.5% 8/1/27 (c)	12,050	12,047
IQVIA, Inc. 5% 5/15/27 (c)	12,070	11,959
Jazz Securities DAC 4.375% 1/15/29 (c)	12,305	11,336
Minerva Merger Sub, Inc. 6.5% 2/15/30 (c)	12,105	11,142
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (c)	7,010	6,134
Modivcare, Inc. 5.875% 11/15/25 (c)	8,105	7,943
Molina Healthcare, Inc.:
3.875% 11/15/30 (c)	10,465	9,439
3.875% 5/15/32 (c)	12,160	10,676
4.375% 6/15/28 (c)	7,525	7,033
Option Care Health, Inc. 4.375% 10/31/29 (c)	6,680	6,005
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (c)	21,010	19,546
5.125% 4/30/31 (c)	18,260	16,502
Owens & Minor, Inc. 4.5% 3/31/29 (c)	8,310	7,475
Radiology Partners, Inc. 9.25% 2/1/28 (c)	20,865	19,822
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	10,405	9,677
Syneos Health, Inc. 3.625% 1/15/29 (c)	8,395	7,427
Tenet Healthcare Corp.:
4.25% 6/1/29 (c)	17,640	15,938
4.375% 1/15/30 (c)	43,755	39,811
4.625% 7/15/24	2,495	2,488
4.625% 9/1/24 (c)	12,045	11,940
4.875% 1/1/26 (c)	30,115	29,488
5.125% 11/1/27 (c)	18,070	17,545
6.125% 10/1/28 (c)	19,415	18,637
6.25% 2/1/27 (c)	35,815	35,546
Teva Pharmaceutical Finance Netherlands III BV:
4.75% 5/9/27	6,085	5,568
5.125% 5/9/29	6,085	5,522
Vizient, Inc. 6.25% 5/15/27 (c)	2,760	2,850
		585,776
Homebuilders/Real Estate - 2.1%
Arcosa, Inc. 4.375% 4/15/29 (c)	8,410	7,673
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 4/1/30 (c)	8,940	7,320
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (c)	7,775	6,492
Century Communities, Inc. 3.875% 8/15/29 (c)	9,110	7,676
DTZ U.S. Borrower LLC 6.75% 5/15/28 (c)	10,555	10,766
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	11,190	9,525
4.625% 8/1/29	18,080	16,706
5% 10/15/27	38,043	36,503
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (c)	36,785	30,761
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (c)	12,170	9,860
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29 (c)	8,020	6,941
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (c)	10,725	9,787
5.625% 3/1/24 (c)	1,312	1,319
5.875% 6/15/27 (c)	9,260	9,192
TopBuild Corp. 3.625% 3/15/29 (c)	5,910	5,149
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24	16,130	16,377
TRI Pointe Homes, Inc. 5.7% 6/15/28	14,380	13,780
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (c)	31,410	28,033
6.5% 2/15/29 (c)	39,880	34,413
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (c)	5,045	4,456
		272,729
Hotels - 0.2%
Choice Hotels International, Inc. 5.75% 7/1/22	3,035	3,054
Hilton Domestic Operating Co., Inc.:
3.75% 5/1/29 (c)	5,595	5,069
4% 5/1/31 (c)	8,395	7,508
4.875% 1/15/30	6,900	6,656
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	8,435	8,351
		30,638
Insurance - 1.0%
Acrisure LLC / Acrisure Finance, Inc.:
6% 8/1/29 (c)	9,105	7,955
7% 11/15/25 (c)	34,880	33,957
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (c)	11,125	10,274
5.875% 11/1/29 (c)	9,115	8,500
6.75% 10/15/27 (c)	16,680	15,773
AmWINS Group, Inc. 4.875% 6/30/29 (c)	8,805	8,059
AssuredPartners, Inc.:
5.625% 1/15/29 (c)	6,550	5,760
7% 8/15/25 (c)	4,865	4,798
HUB International Ltd.:
5.625% 12/1/29 (c)	13,275	12,180
7% 5/1/26 (c)	11,770	11,666
MGIC Investment Corp. 5.25% 8/15/28	7,710	7,238
		126,160
Leisure - 1.3%
Boyne U.S.A., Inc. 4.75% 5/15/29 (c)	6,360	5,899
Carnival Corp.:
4% 8/1/28 (c)	18,190	16,394
7.625% 3/1/26 (c)	8,415	8,247
9.875% 8/1/27 (c)	16,600	17,891
10.5% 2/1/26 (c)	11,990	13,189
Merlin Entertainments PLC 5.75% 6/15/26 (c)	7,725	7,551
NCL Corp. Ltd.:
5.875% 3/15/26 (c)	12,585	11,626
5.875% 2/15/27 (c)	12,100	11,534
NCL Finance Ltd. 6.125% 3/15/28 (c)	5,265	4,739
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (c)	9,125	8,385
10.875% 6/1/23 (c)	13,720	14,355
11.5% 6/1/25 (c)	11,874	12,898
SeaWorld Parks & Entertainment, Inc. 5.25% 8/15/29 (c)	12,145	11,051
Vail Resorts, Inc. 6.25% 5/15/25 (c)	6,250	6,391
Viking Cruises Ltd. 13% 5/15/25 (c)	9,250	10,123
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (c)	4,965	4,382
Voc Escrow Ltd. 5% 2/15/28 (c)	10,755	9,706
		174,361
Metals/Mining - 1.8%
Alcoa Nederland Holding BV:
4.125% 3/31/29 (c)	15,485	14,497
6.125% 5/15/28 (c)	3,565	3,627
Arconic Corp.:
6% 5/15/25 (c)	6,630	6,653
6.125% 2/15/28 (c)	16,695	16,173
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (c)	23,720	22,233
4.875% 3/1/31 (c)	11,440	10,582
5.875% 6/1/27	18,030	17,940
Eldorado Gold Corp. 6.25% 9/1/29 (c)	13,719	13,170
ERO Copper Corp. 6.5% 2/15/30 (c)	9,085	8,152
First Quantum Minerals Ltd.:
6.5% 3/1/24 (c)	10,955	10,982
6.875% 3/1/26 (c)	28,325	28,224
7.25% 4/1/23 (c)	1,656	1,657
7.5% 4/1/25 (c)	20,585	20,791
FMG Resources Pty Ltd.:
4.375% 4/1/31 (c)	8,990	7,955
4.5% 9/15/27 (c)	9,015	8,542
5.125% 5/15/24 (c)	9,780	9,878
HudBay Minerals, Inc. 4.5% 4/1/26 (c)	7,020	6,490
Mineral Resources Ltd.:
8% 11/1/27 (c)	6,040	6,017
8.125% 5/1/27 (c)	18,015	18,289
8.5% 5/1/30 (c)	4,475	4,419
Murray Energy Corp.:
11.25% 4/15/21 (a)(c)(d)	8,915	0
12% 4/15/24 pay-in-kind (a)(c)(d)(e)	10,343	0
		236,271
Paper - 0.7%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28 (c)	5,915	5,161
4% 9/1/29 (c)	11,830	10,139
Cascades, Inc.:
5.125% 1/15/26 (c)	5,600	5,446
5.375% 1/15/28 (c)	5,600	5,404
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (c)	7,185	7,167
8.75% 4/15/30 (c)	15,065	13,769
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (c)	11,230	11,443
Glatfelter Corp. 4.75% 11/15/29 (c)	9,105	7,284
Intertape Polymer Group, Inc. 4.375% 6/15/29 (c)	9,050	9,311
Mercer International, Inc. 5.125% 2/1/29	15,060	13,989
		89,113
Publishing/Printing - 0.1%
Clear Channel International BV 6.625% 8/1/25 (c)	15,860	16,027
Railroad - 0.1%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (c)	9,095	8,140
Restaurants - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (c)	12,115	11,146
4% 10/15/30 (c)	39,005	33,343
4.375% 1/15/28 (c)	10,600	9,673
Bloomin Brands, Inc. / OSI Restaurant Partners LLC 5.125% 4/15/29 (c)	5,565	5,175
Papa John's International, Inc. 3.875% 9/15/29 (c)	5,560	4,863
Yum! Brands, Inc. 4.625% 1/31/32	11,975	10,882
		75,082
Services - 2.6%
Adtalem Global Education, Inc. 5.5% 3/1/28 (c)	9,010	8,272
AECOM 5.125% 3/15/27	11,885	11,751
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (c)	17,735	14,676
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (c)	21,690	19,196
4.625% 6/1/28 (c)	14,365	12,605
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (c)	10,240	9,433
4% 7/1/29 (c)	5,920	5,461
CoreCivic, Inc. 8.25% 4/15/26	32,260	33,138
Fair Isaac Corp. 4% 6/15/28 (c)	2,910	2,659
Gartner, Inc.:
3.625% 6/15/29 (c)	8,610	7,706
3.75% 10/1/30 (c)	11,495	10,251
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	8,765	8,741
H&E Equipment Services, Inc. 3.875% 12/15/28 (c)	16,800	14,634
Hertz Corp.:
4.625% 12/1/26 (c)	5,180	4,722
5% 12/1/29 (c)	10,055	8,798
5.5% 10/15/24 (a)(c)(d)	10,890	14
6% 1/15/28 (a)(c)(d)	10,285	604
6.25% 10/15/22 (a)(d)	11,875	15
7.125% 8/1/26 (a)(c)(d)	10,285	591
IAA, Inc. 5.5% 6/15/27 (c)	4,680	4,575
Iron Mountain, Inc.:
4.5% 2/15/31 (c)	22,025	18,873
4.875% 9/15/29 (c)	24,110	22,086
KAR Auction Services, Inc. 5.125% 6/1/25 (c)	10,355	10,471
Service Corp. International 4% 5/15/31	12,070	10,863
Sotheby's 7.375% 10/15/27 (c)	4,960	4,891
Sotheby's/Bidfair Holdings, Inc. 5.875% 6/1/29 (c)	9,045	8,496
The Brink's Co. 4.625% 10/15/27 (c)	12,180	11,541
The GEO Group, Inc.:
5.125% 4/1/23	9,625	9,180
5.875% 10/15/24	14,053	12,507
6% 4/15/26	9,655	7,792
TriNet Group, Inc. 3.5% 3/1/29 (c)	8,865	8,034
Uber Technologies, Inc.:
4.5% 8/15/29 (c)	27,335	23,543
6.25% 1/15/28 (c)	9,175	9,083
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)	9,760	9,492
		344,694
Steel - 0.1%
Algoma Steel SCA 0% 12/31/23 (a)	1,982	0
Commercial Metals Co. 3.875% 2/15/31	6,135	5,407
Infrabuild Australia Pty Ltd. 12% 10/1/24 (c)	10,980	11,090
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (c)	4,375	3,938
		20,435
Super Retail - 1.0%
Asbury Automotive Group, Inc.:
4.5% 3/1/28	3,534	3,295
4.625% 11/15/29 (c)	10,005	9,006
4.75% 3/1/30	3,523	3,157
5% 2/15/32 (c)	10,800	9,585
At Home Group, Inc. 4.875% 7/15/28 (c)	6,055	5,003
Bath & Body Works, Inc.:
6.625% 10/1/30 (c)	5,555	5,525
6.75% 7/1/36	27,016	26,206
6.875% 11/1/35	7,304	7,136
7.5% 6/15/29	8,335	8,617
Carvana Co.:
4.875% 9/1/29 (c)	21,255	15,512
5.5% 4/15/27 (c)	11,975	9,583
EG Global Finance PLC 8.5% 10/30/25 (c)	16,085	16,085
Lithia Motors, Inc. 3.875% 6/1/29 (c)	13,230	11,946
		130,656
Technology - 3.3%
Acuris Finance U.S. 5% 5/1/28 (c)	9,045	8,276
Black Knight InfoServ LLC 3.625% 9/1/28 (c)	11,390	10,564
Block, Inc. 3.5% 6/1/31 (c)	12,070	10,109
CA Magnum Holdings 5.375% (c)(g)	4,870	4,675
Camelot Finance SA 4.5% 11/1/26 (c)	10,590	9,955
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (c)	10,695	9,519
4.875% 7/1/29 (c)	10,115	8,914
Crowdstrike Holdings, Inc. 3% 2/15/29	8,870	7,894
Elastic NV 4.125% 7/15/29 (c)	17,090	15,296
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (c)	11,810	10,480
5.25% 12/1/27 (c)	9,345	9,245
II-VI, Inc. 5% 12/15/29 (c)	9,495	8,902
ION Trading Technologies Ltd. 5.75% 5/15/28 (c)	12,040	11,272
Iron Mountain Information Management Services, Inc. 5% 7/15/32 (c)	9,100	8,019
MicroStrategy, Inc. 6.125% 6/15/28 (c)	23,020	21,090
NCR Corp.:
5% 10/1/28 (c)	5,530	5,281
5.125% 4/15/29 (c)	8,870	8,449
5.25% 10/1/30 (c)	5,530	5,226
5.75% 9/1/27 (c)	9,035	8,696
6.125% 9/1/29 (c)	9,035	8,651
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)	5,930	6,078
NortonLifeLock, Inc. 5% 4/15/25 (c)	10,050	10,038
onsemi 3.875% 9/1/28 (c)	11,065	10,265
Open Text Corp.:
3.875% 2/15/28 (c)	5,690	5,182
3.875% 12/1/29 (c)	6,700	5,954
Open Text Holdings, Inc.:
4.125% 2/15/30 (c)	5,690	5,050
4.125% 12/1/31 (c)	5,485	4,755
Pitney Bowes, Inc.:
6.875% 3/15/27 (c)	5,980	5,527
7.25% 3/15/29 (c)	5,980	5,467
PTC, Inc.:
3.625% 2/15/25 (c)	6,650	6,442
4% 2/15/28 (c)	6,575	6,094
Rackspace Hosting, Inc. 5.375% 12/1/28 (c)	6,425	5,235
Roblox Corp. 3.875% 5/1/30 (c)	9,120	7,843
Sensata Technologies BV 4% 4/15/29 (c)	11,970	10,671
Synaptics, Inc. 4% 6/15/29 (c)	7,015	6,185
TTM Technologies, Inc. 4% 3/1/29 (c)	8,870	7,761
Twilio, Inc.:
3.625% 3/15/29	9,995	8,820
3.875% 3/15/31	10,460	8,990
Uber Technologies, Inc.:
7.5% 9/15/27 (c)	35,255	36,276
8% 11/1/26 (c)	51,060	53,485
Unisys Corp. 6.875% 11/1/27 (c)	6,095	6,116
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (c)	19,400	17,096
		429,843
Telecommunications - 5.6%
Altice Financing SA:
5% 1/15/28 (c)	11,280	9,416
5.75% 8/15/29 (c)	24,290	20,465
Altice France SA:
5.125% 7/15/29 (c)	79,325	67,153
5.5% 1/15/28 (c)	24,740	21,802
5.5% 10/15/29 (c)	106,150	90,493
8.125% 2/1/27 (c)	7,635	7,692
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)	42,100	40,732
Cablevision Lightpath LLC:
3.875% 9/15/27 (c)	5,500	4,837
5.625% 9/15/28 (c)	4,350	3,727
Frontier Communications Holdings LLC:
5% 5/1/28 (c)	19,575	17,863
5.875% 10/15/27 (c)	10,375	9,934
6% 1/15/30 (c)	12,185	10,602
6.75% 5/1/29 (c)	12,535	11,295
Intelsat Jackson Holdings SA 6.5% 3/15/30 (c)	25,303	23,823
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (c)	14,860	13,527
6.75% 10/15/27 (c)	10,157	10,094
Level 3 Financing, Inc.:
3.625% 1/15/29 (c)	24,590	19,956
3.75% 7/15/29 (c)	24,670	20,044
Millicom International Cellular SA 4.5% 4/27/31 (c)	1,725	1,487
NGL Energy Partners LP/NGL Energy Finance Corp. 7.5% 4/15/26	15,705	13,153
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
4.75% 4/30/27 (c)	6,070	5,522
6% 2/15/28 (c)	4,490	3,757
Qwest Corp. 7.25% 9/15/25	1,480	1,606
Sable International Finance Ltd. 5.75% 9/7/27 (c)	18,690	18,404
SBA Communications Corp.:
3.125% 2/1/29	13,305	11,412
3.875% 2/15/27	17,015	16,151
Sprint Capital Corp.:
6.875% 11/15/28	70,044	76,880
8.75% 3/15/32	21,176	26,911
Sprint Corp. 7.625% 3/1/26	10,895	11,834
T-Mobile U.S.A., Inc. 3.5% 4/15/31	4,490	3,980
Uniti Group, Inc.:
6% 1/15/30 (c)	15,190	12,668
7.875% 2/15/25 (c)	17,650	17,959
Virgin Media Finance PLC 5% 7/15/30 (c)	21,860	19,018
VMED O2 UK Financing I PLC 4.75% 7/15/31 (c)	21,200	18,179
Windstream Escrow LLC 7.75% 8/15/28 (c)	61,245	58,336
Zayo Group Holdings, Inc. 4% 3/1/27 (c)	17,180	14,947
		735,659
Textiles/Apparel - 0.3%
Crocs, Inc.:
4.125% 8/15/31 (c)	6,075	4,848
4.25% 3/15/29 (c)	8,675	7,374
Foot Locker, Inc. 4% 10/1/29 (c)	6,070	5,053
Kontoor Brands, Inc. 4.125% 11/15/29 (c)	5,320	4,615
Victoria's Secret & Co. 4.625% 7/15/29 (c)	22,560	18,507
		40,397
Transportation Ex Air/Rail - 0.1%
Seaspan Corp. 5.5% 8/1/29 (c)	9,095	8,026
Utilities - 2.4%
Clearway Energy Operating LLC:
3.75% 2/15/31 (c)	13,295	11,434
3.75% 1/15/32 (c)	6,075	5,149
4.75% 3/15/28 (c)	6,920	6,539
NRG Energy, Inc.:
3.375% 2/15/29 (c)	5,145	4,360
3.625% 2/15/31 (c)	10,215	8,504
3.875% 2/15/32 (c)	15,190	12,680
5.75% 1/15/28	9,410	9,198
6.625% 1/15/27	8,283	8,387
Pacific Gas & Electric Co.:
3.45% 7/1/25	2,868	2,749
3.75% 7/1/28	2,868	2,635
3.75% 8/15/42	10,400	7,634
3.95% 12/1/47	53,930	39,425
4% 12/1/46	24,380	18,128
4.25% 3/15/46	2,400	1,835
4.3% 3/15/45	5,995	4,645
4.55% 7/1/30	44,763	41,454
PG&E Corp.:
5% 7/1/28	22,000	20,244
5.25% 7/1/30	8,330	7,570
Pike Corp. 5.5% 9/1/28 (c)	28,165	25,560
Vistra Operations Co. LLC:
4.375% 5/1/29 (c)	23,230	21,081
5% 7/31/27 (c)	22,585	21,512
5.5% 9/1/26 (c)	3,485	3,473
5.625% 2/15/27 (c)	28,195	27,772
		311,968

TOTAL NONCONVERTIBLE BONDS		8,192,272

TOTAL CORPORATE BONDS
(Cost $8,783,773)		8,228,979
	Shares	Value (000s)

Common Stocks - 11.6%
Air Transportation - 0.0%
GXO Logistics, Inc. (h)	32,737	1,938
Automotive & Auto Parts - 0.0%
Exide Technologies (a)(h)	9,824	10
Exide Technologies (a)(h)	580,031	0
Exide Technologies (a)(h)	385	250
UC Holdings, Inc. (a)(h)	677,217	3,081

TOTAL AUTOMOTIVE & AUTO PARTS		3,341

Banks & Thrifts - 0.0%
Algoma Steel Group, Inc.	425,798	4,075
Broadcasting - 0.5%
iHeartMedia, Inc. (h)	104	2
Nexstar Broadcasting Group, Inc. Class A	374,090	59,263

TOTAL BROADCASTING		59,265

Building Materials - 0.1%
Carrier Global Corp.	319,800	12,239
Capital Goods - 0.2%
Zebra Technologies Corp. Class A (h)	71,415	26,399
Chemicals - 0.6%
CF Industries Holdings, Inc.	398,902	38,626
The Chemours Co. LLC	1,144,240	37,840

TOTAL CHEMICALS		76,466

Consumer Products - 0.5%
Reddy Ice Holdings, Inc. (a)(h)	199,717	11
Tapestry, Inc.	344,400	11,338
Tempur Sealy International, Inc.	1,309,133	35,491
Ulta Beauty, Inc. (h)	31,100	12,340

TOTAL CONSUMER PRODUCTS		59,180

Containers - 0.4%
Berry Global Group, Inc. (h)	342,000	19,272
WestRock Co.	660,100	32,695

TOTAL CONTAINERS		51,967

Diversified Financial Services - 0.3%
Axis Energy Services, LLC Class A (a)	11,616	4
OneMain Holdings, Inc.	777,400	35,706
PJT Partners, Inc.	5,092	336

TOTAL DIVERSIFIED FINANCIAL SERVICES		36,046

Energy - 2.2%
Array Technologies, Inc. (h)	208,059	1,359
California Resources Corp.	3,376,738	135,779
California Resources Corp. warrants 10/27/24 (h)	57,076	683
Chaparral Energy, Inc.:
Series A warrants 10/1/24 (a)(h)	392	1
Series B warrants 10/1/25 (a)(h)	392	1
Cheniere Energy, Inc.	349,900	47,520
Chesapeake Energy Corp. (i)	474,596	38,926
Chesapeake Energy Corp. (b)(h)	22,818	1,872
Civitas Resources, Inc.	60,298	3,535
Denbury, Inc. warrants 9/18/25 (h)	323,875	11,660
Diamond Offshore Drilling, Inc. (h)	118,485	930
EP Energy Corp. (a)(h)	841,775	7,812
Forbes Energy Services Ltd. (a)(h)	193,218	0
Jonah Energy Parent LLC (a)(h)	304,505	20,533
Mesquite Energy, Inc. (a)(h)	317,026	17,677
PureWest Energy (a)	17,812	214
PureWest Energy rights (a)(h)	10,734	0
Superior Energy Services, Inc. Class A (a)(h)	110,370	2,826
Unit Corp. (h)	37,978	2,265

TOTAL ENERGY		293,593

Entertainment/Film - 0.0%
New Cotai LLC/New Cotai Capital Corp. (a)(b)(h)	3,366,626	0
Environmental - 0.3%
Darling Ingredients, Inc. (h)	449,216	32,968
Food & Drug Retail - 0.1%
Southeastern Grocers, Inc. (a)(b)(h)	793,345	18,659
Food/Beverage/Tobacco - 0.4%
JBS SA	6,507,500	49,820
Gaming - 1.0%
Boyd Gaming Corp.	515,300	31,217
Caesars Entertainment, Inc. (h)	1,335,236	88,499
Studio City International Holdings Ltd.:
ADR (c)	631,958	2,408
ADR (h)	695,700	2,651

TOTAL GAMING		124,775

Healthcare - 0.4%
Charles River Laboratories International, Inc. (h)	88,400	21,349
Encompass Health Corp.	34	2
IQVIA Holdings, Inc. (h)	151,200	32,960

TOTAL HEALTHCARE		54,311

Metals/Mining - 0.3%
Elah Holdings, Inc. (h)	906	68
First Quantum Minerals Ltd.	1,544,300	44,274

TOTAL METALS/MINING		44,342

Services - 0.2%
ASGN, Inc. (h)	226,400	25,685
Penhall Acquisition Co.:
Class A (a)(h)	26,163	3,615
Class B (a)(h)	8,721	1,205

TOTAL SERVICES		30,505

Steel - 0.0%
Algoma Steel SCA (a)(h)	198,162	0
Super Retail - 0.6%
Arena Brands Holding Corp. Class B (a)(b)(h)	659,302	1,790
Bath & Body Works, Inc.	298,900	15,809
Lowe's Companies, Inc.	94,600	18,705
PVH Corp.	210,600	15,327
RH (h)	35,500	11,932
Williams-Sonoma, Inc.	124,600	16,258

TOTAL SUPER RETAIL		79,821

Technology - 2.9%
Adobe, Inc. (h)	92,700	36,705
CDW Corp.	131,500	21,458
Global Payments, Inc.	309,624	42,412
Lam Research Corp.	109,100	50,814
Marvell Technology, Inc.	551,400	32,025
Meta Platforms, Inc. Class A (h)	125,100	25,079
Microchip Technology, Inc.	502,600	32,770
Microsoft Corp.	100,400	27,863
NVIDIA Corp.	107,800	19,994
NXP Semiconductors NV	100,000	17,090
onsemi (h)	748,538	39,006
SS&C Technologies Holdings, Inc.	426,282	27,563

TOTAL TECHNOLOGY		372,779

Telecommunications - 0.2%
GTT Communications, Inc. rights (a)(h)	472,864	473
T-Mobile U.S., Inc. (h)	176,000	21,673

TOTAL TELECOMMUNICATIONS		22,146

Textiles/Apparel - 0.0%
Victoria's Secret & Co. (h)	99,633	4,695
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA:
Class A1 (a)(b)(h)	598,287	1
Class A2 (a)(b)(h)	598,287	1
Class A3 (a)(b)(h)	598,287	1
Class A4 (a)(b)(h)	598,287	1
Class A5 (a)(b)(h)	598,287	1
Class A6 (a)(b)(h)	598,287	1
Class A7 (a)(b)(h)	598,287	1
Class A8 (a)(b)(h)	598,287	1
Class A9 (a)(b)(h)	598,287	1

TOTAL TRANSPORTATION EX AIR/RAIL		9

Utilities - 0.4%
NRG Energy, Inc.	777,600	27,916
PG&E Corp. (h)	2,097,796	26,537
Portland General Electric Co.	14,817	701

TOTAL UTILITIES		55,154

TOTAL COMMON STOCKS
(Cost $967,460)		1,514,493

Nonconvertible Preferred Stocks - 0.0%
Automotive & Auto Parts - 0.0%
Exide Technologies (a)(h)	858	799
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA (a)(b)(h)	287,159,690	97
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $11,049)		896
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 4.9%
Air Transportation - 0.3%
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 8/11/28 (e)(f)(j)	9,105	9,003
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.506% 4/8/26 (e)(f)(j)	2,578	2,524
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.506% 4/4/26 (e)(f)(j)	1,386	1,357
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (e)(f)(j)	3,490	3,602
United Airlines, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/21/28 (e)(f)(j)	26,235	25,988

TOTAL AIR TRANSPORTATION		42,474

Automotive & Auto Parts - 0.2%
Midas Intermediate Holdco II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.750% 8.5% 12/16/25 (e)(f)(j)	881	810
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.7579% 12/17/28 (e)(f)(j)	2,304	2,267
Wand NewCo 3, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.4574% 2/5/26 (e)(f)(j)	17,986	17,143

TOTAL AUTOMOTIVE & AUTO PARTS		20,220

Banks & Thrifts - 0.1%
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.3148% 2/27/28 (e)(f)(j)	9,747	9,663
Broadcasting - 0.1%
Diamond Sports Group LLC 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 8.000% 9% 5/25/26 (e)(f)(j)	6,813	6,914
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.9551% 9/19/26 (e)(f)(j)	3,835	3,797
Univision Communications, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4.0137% 1/31/29 (e)(f)(j)	7,500	7,397

TOTAL BROADCASTING		18,108

Building Materials - 0.4%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (e)(f)(j)	23,830	19,779
Hunter Douglas, Inc. Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4% 2/25/29 (e)(f)(j)	22,755	21,623
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.0187% 6/4/28 (e)(f)(j)	6,456	6,214

TOTAL BUILDING MATERIALS		47,616

Chemicals - 0.0%
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.8125% 11/9/28 (e)(f)(j)	3,696	3,619
W.R. Grace Holding LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.8125% 9/22/28 (e)(f)(j)	2,778	2,751

TOTAL CHEMICALS		6,370

Consumer Products - 0.2%
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 12/22/26 (e)(f)(j)	20,152	18,694
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.256% 4/15/28 (e)(f)(j)	5,518	5,020

TOTAL CONSUMER PRODUCTS		23,714

Containers - 0.0%
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5544% 2/9/26 (e)(f)(j)	1,490	1,324
Energy - 0.0%
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (e)(f)(j)	1,370	1,354
Forbes Energy Services LLC Tranche B, term loan 0% 12/31/49 (a)(d)(e)(j)	1,810	0
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (a)(d)(f)(j)	5,861	0
term loan 3 month U.S. LIBOR + 0.000% 0% (a)(d)(f)(j)	2,528	0

TOTAL ENERGY		1,354

Environmental - 0.0%
Covanta Holding Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.2637% 11/30/28 (e)(f)(j)	2,214	2,202
Tranche C 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.2637% 11/30/28 (e)(f)(j)	166	165
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4.5244% 6/21/28 (e)(f)(j)	3,007	2,913

TOTAL ENVIRONMENTAL		5,280

Food/Beverage/Tobacco - 0.0%
Bengal Debt Merger Sub LLC 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.250% 4.0011% 1/24/29 (e)(f)(j)	2,285	2,239
Gaming - 0.0%
Fertitta Entertainment LLC NV Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.000% 4.7004% 1/27/29 (e)(f)(j)	3,865	3,845
Light & Wonder, Inc. 1LN, term loan CME TERM SOFR 1 MONTH INDEX + 3.250% 3.5728% 4/7/29 (e)(f)(j)	2,385	2,372

TOTAL GAMING		6,217

Healthcare - 0.6%
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.006% 10/1/27 (e)(f)(j)	17,676	17,598
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.2637% 5/5/28 (e)(f)(j)	6,943	6,929
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5625% 6/2/28 (e)(f)(j)	16,926	16,831
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 11/15/28 (e)(f)(j)	7,195	7,139
PRA Health Sciences, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 3.3125% 7/3/28 (e)(f)(j)	2,015	2,002
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.5% 6/13/26 (e)(f)(j)	38,095	33,618
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.4574% 6/1/25 (e)(f)(j)	1,336	1,327

TOTAL HEALTHCARE		85,444

Hotels - 0.1%
Carnival Finance LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4% 10/18/28 (e)(f)(j)	8,035	7,904
Insurance - 0.2%
Acrisure LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 5.0137% 2/15/27 (e)(f)(j)	1,441	1,429
Alliant Holdings Intermediate LLC Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.0513% 11/6/27 (e)(f)(j)	13,452	13,345
HUB International Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.3479% 4/25/25 (e)(f)(j)	5,706	5,672

TOTAL INSURANCE		20,446

Paper - 0.1%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME TERM SOFR 1 MONTH INDEX + 4.250% 4.7834% 3/30/29 (e)(f)(j)	9,060	8,934
Services - 0.8%
ABG Intermediate Holdings 2 LLC:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.000% 6.8011% 12/20/29 (e)(f)(j)	1,145	1,134
Tranche B1 LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4% 12/21/28 (e)(f)(j)	648	643
Tranche B2 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4% 1/31/29 (e)(f)(j)	4,133	4,097
Tranche B3 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4% 12/21/28 (e)(f)(j)	648	643
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 6.25% 12/10/29 (e)(f)(j)	15,190	14,981
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.2637% 12/10/28 (e)(f)(j)	43,641	43,072
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.256% 8/22/25 (e)(f)(j)	6,055	6,017
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (e)(f)(j)	7,710	7,286
Sotheby's Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5.5443% 1/15/27 (e)(f)(j)	10,974	10,943
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/4/28 (e)(f)(j)	18,105	18,010

TOTAL SERVICES		106,826

Technology - 1.3%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.8004% 2/16/28 (e)(f)(j)	1,131	1,123
Athenahealth Group, Inc.:
Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4.009% 2/15/29 (e)(f)(j)	28,423	27,996
Tranche DD 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 2/15/29 (f)(j)(k)(l)	4,817	4,745
Boxer Parent Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5137% 10/2/25 (e)(f)(j)	31,886	31,460
Camelot Finance SA Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.7637% 10/31/26 (e)(f)(j)	1,124	1,109
DG Investment Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.2637% 3/31/28 (e)(f)(j)	2,015	1,992
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 5.256% 8/19/28 (e)(f)(j)	11,516	11,415
Icon Luxembourg Sarl Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 3.3125% 7/3/28 (e)(f)(j)	8,087	8,035
onsemi Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.7637% 9/19/26 (e)(f)(j)	7,649	7,614
Peraton Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5137% 2/1/28 (e)(f)(j)	13,809	13,686
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.7637% 6/2/28 (e)(f)(j)	6,741	6,662
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.7579% 8/31/28 (e)(f)(j)	6,588	6,476
RealPage, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 4/22/28 (e)(f)(j)	6,000	5,899
STG-Fairway Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5137% 1/31/27 (e)(f)(j)	3,110	3,091
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 4.2116% 5/3/26 (e)(f)(j)	28,324	28,006
2LN, term loan 1 month U.S. LIBOR + 5.250% 6.2116% 5/3/27 (e)(f)(j)	4,000	3,959
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.7637% 2/28/27 (e)(f)(j)	2,308	2,283

TOTAL TECHNOLOGY		165,551

Telecommunications - 0.3%
Connect U.S. Finco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/12/26 (e)(f)(j)	8,869	8,809
Frontier Communications Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.8125% 5/1/28 (e)(f)(j)	5,123	5,029
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.25% 5/31/25 (e)(f)(j)	12,942	10,493
Securus Technologies Holdings Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.506% 11/1/24 (e)(f)(j)	6,971	6,628
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.7637% 3/9/27 (e)(f)(j)	7,821	7,409

TOTAL TELECOMMUNICATIONS		38,368

Utilities - 0.2%
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.8125% 6/23/25 (e)(f)(j)	27,024	26,635
TOTAL BANK LOAN OBLIGATIONS
(Cost $666,861)		644,687

Preferred Securities - 7.6%
Banks & Thrifts - 6.4%
Ally Financial, Inc. 4.7% (e)(g)	17,635	15,355
Bank of America Corp.:
5.125% (e)(g)	36,030	35,790
5.2% (e)(g)	61,440	61,844
5.875% (e)(g)	102,630	99,018
6.25% (e)(g)	28,555	29,173
Citigroup, Inc.:
4.7% (e)(g)	15,285	14,057
5% (e)(g)	60,300	57,452
5.9% (e)(g)	27,015	27,796
5.95% (e)(g)	51,015	51,770
6.3% (e)(g)	5,610	5,710
Goldman Sachs Group, Inc.:
4.4% (e)(g)	8,035	7,591
4.95% (e)(g)	13,335	12,981
5% (e)(g)	70,565	68,501
Huntington Bancshares, Inc. 5.7% (e)(g)	12,990	12,266
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 4.2869% (e)(f)(g)	43,545	43,102
4% (e)(g)	34,340	32,010
4.6% (e)(g)	23,365	21,769
5% (e)(g)	30,845	29,611
6% (e)(g)	69,385	70,582
6.125% (e)(g)	17,585	17,668
6.75% (e)(g)	8,330	8,615
Wells Fargo & Co.:
5.875% (e)(g)	50,420	51,913
5.9% (e)(g)	63,075	63,135

TOTAL BANKS & THRIFTS		837,709

Diversified Financial Services - 0.0%
OEC Finance Ltd. 7.5% pay-in-kind (c)(g)	1,498	67
Energy - 1.2%
DCP Midstream Partners LP 7.375% (e)(g)	15,260	14,921
Energy Transfer LP:
6.25% (e)(g)	81,527	70,354
6.625% (e)(g)	30,505	26,806
7.125% (e)(g)	9,130	8,915
MPLX LP 6.875% (e)(g)	30,450	30,244
Summit Midstream Partners LP 9.5% (e)(g)	2,912	2,399

TOTAL ENERGY		153,639

TOTAL PREFERRED SECURITIES
(Cost $1,024,359)		991,415
	Shares	Value (000s)

Other - 0.8%
Other - 0.8%
Fidelity Direct Lending Fund, LP (b)(m)
(Cost $105,867)	10,586,112	105,967

Money Market Funds - 12.2%
Fidelity Cash Central Fund 0.32% (n)	1,557,953,476	1,558,265
Fidelity Securities Lending Cash Central Fund 0.32% (n)(o)	36,674,490	36,678
TOTAL MONEY MARKET FUNDS
(Cost $1,594,897)		1,594,943
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $13,154,266)		13,081,380
NET OTHER ASSETS (LIABILITIES) - 0.0%		(4,380)
NET ASSETS - 100%		$13,077,000

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Level 3 security

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $161,290,000 or 1.2% of net assets.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,098,548,000 or 46.6% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Non-income producing

 (i) Security or a portion of the security is on loan at period end.

 (j) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (k) The coupon rate will be determined upon settlement of the loan after period end.

 (l) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $1,753,623 and $1,733,895, respectively.

 (m) Affiliated Fund

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$21,592
Chesapeake Energy Corp.	2/10/21	$216
Fidelity Direct Lending Fund, LP	12/9/21 - 4/29/22	$105,866
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	$2,496
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 1/18/22	$4,307
New Cotai LLC/New Cotai Capital Corp.	9/11/20	$16,677
Southeastern Grocers, Inc.	6/1/18	$5,580
Tricer Holdco SCA	10/16/09 - 12/30/17	$10,250
Tricer Holdco SCA Class A1	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A2	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A3	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A4	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A5	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A6	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A7	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A8	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A9	10/16/09 - 10/29/09	$1,654

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.32%	$1,367,979	$3,889,075	$3,698,789	$1,154	$--	$--	$1,558,265	3.0%
Fidelity Securities Lending Cash Central Fund 0.32%	--	497,193	460,515	30	--	--	36,678	0.1%
Total	$1,367,979	$4,386,268	$4,159,304	$1,184	$--	$--	$1,594,943

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Direct Lending Fund, LP	$--	$105,867	$--	$1,803	$--	$100	$105,967
Total	$--	$105,867	$--	$1,803	$--	$100	$105,967

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable.

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
California Resources Corp.	$120,620	$--	$72,025	$1,276	$(2,238)	$89,422	$--
California Resources Corp. warrants 10/27/24	228	--	--	--	--	455	--
Total	$120,848	$--	$72,025	$1,276	$(2,238)	$89,877	$--

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Direct Lending Fund, LP as presented in the Schedule of Investments. Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$106,017	$106,017	$--	$--
Consumer Discretionary	272,600	266,670	--	5,930
Consumer Staples	101,458	82,788	--	18,670
Energy	292,020	243,170	--	48,850
Financials	36,046	36,042	--	4
Health Care	54,311	54,311	--	--
Industrials	46,147	41,221	--	4,926
Information Technology	374,572	374,099	--	473
Materials	176,850	176,850	--	--
Utilities	55,368	55,154	--	214
Corporate Bonds	8,228,979	--	8,190,647	38,332
Bank Loan Obligations	644,687	--	644,687	--
Preferred Securities	991,415	--	991,415	--
Money Market Funds	1,594,943	1,594,943	--	--
Total Investments in Securities:	$12,975,413	$3,031,265	$9,826,749	$117,399

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$135,377
Net Realized Gain (Loss) on Investment Securities	(22,884)
Net Unrealized Gain (Loss) on Investment Securities	93,898
Cost of Purchases	7,519
Proceeds of Sales	(144,688)
Amortization/Accretion	2,560
Transfers into Level 3	46,222
Transfers out of Level 3	(605)
Ending Balance	$117,399
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2022	$48,040

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		April 30, 2022
Assets
Investment in securities, at value (including securities loaned of $34,879) — See accompanying schedule: Unaffiliated issuers (cost $11,453,502)	$11,380,470
Fidelity Central Funds (cost $1,594,897)	1,594,943
Other affiliated issuers (cost $105,867)	105,967
Total Investment in Securities (cost $13,154,266)		$13,081,380
Cash		567
Receivable for investments sold		19,087
Receivable for fund shares sold		4,423
Dividends receivable		1,016
Interest receivable		137,948
Distributions receivable from Fidelity Central Funds		356
Prepaid expenses		5
Other receivables		506
Total assets		13,245,288
Liabilities
Payable for investments purchased	$104,675
Payable for fund shares redeemed	14,518
Distributions payable	4,291
Accrued management fee	6,133
Other affiliated payables	1,384
Other payables and accrued expenses	609
Collateral on securities loaned	36,678
Total liabilities		168,288
Net Assets		$13,077,000
Net Assets consist of:
Paid in capital		$12,488,741
Total accumulated earnings (loss)		588,259
Net Assets		$13,077,000
Net Asset Value, offering price and redemption price per share ($13,077,000 ÷ 1,285,330 shares)		$10.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2022
Investment Income
Dividends (including $3,079 earned from other affiliated issuers)		$86,374
Interest		530,183
Income from Fidelity Central Funds (including $30 from security lending)		1,184
Total income		617,741
Expenses
Management fee	$81,101
Transfer agent fees	16,096
Accounting fees	1,575
Custodian fees and expenses	47
Independent trustees' fees and expenses	52
Registration fees	259
Audit	122
Legal	672
Miscellaneous	60
Total expenses before reductions	99,984
Expense reductions	(237)
Total expenses after reductions		99,747
Net investment income (loss)		517,994
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	937,510
Affiliated issuers	(2,238)
Foreign currency transactions	59
Total net realized gain (loss)		935,331
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,969,408)
Affiliated issuers	89,977
Assets and liabilities in foreign currencies	(10)
Total change in net unrealized appreciation (depreciation)		(1,879,441)
Net gain (loss)		(944,110)
Net increase (decrease) in net assets resulting from operations		$(426,116)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2022	Year ended April 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$517,994	$452,670
Net realized gain (loss)	935,331	326,084
Change in net unrealized appreciation (depreciation)	(1,879,441)	2,484,635
Net increase (decrease) in net assets resulting from operations	(426,116)	3,263,389
Distributions to shareholders	(986,974)	(590,301)
Share transactions
Proceeds from sales of shares	3,210,567	4,006,273
Reinvestment of distributions	888,209	528,773
Cost of shares redeemed	(4,283,042)	(2,762,146)
Net increase (decrease) in net assets resulting from share transactions	(184,266)	1,772,900
Total increase (decrease) in net assets	(1,597,356)	4,445,988
Net Assets
Beginning of period	14,674,356	10,228,368
End of period	$13,077,000	$14,674,356
Other Information
Shares
Sold	287,825	380,581
Issued in reinvestment of distributions	80,218	51,182
Redeemed	(388,533)	(272,181)
Net increase (decrease)	(20,490)	159,582

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Capital & Income Fund

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$11.24	$8.92	$10.08	$10.12	$10.09
Income from Investment Operations
Net investment income (loss)A,B	.387	.386	.426	.432	.482
Net realized and unrealized gain (loss)	(.714)	2.442	(1.085)	.207	.065
Total from investment operations	(.327)	2.828	(.659)	.639	.547
Distributions from net investment income	(.390)	(.390)	(.425)	(.487)	(.410)
Distributions from net realized gain	(.353)	(.118)	(.076)	(.192)	(.107)
Total distributions	(.743)	(.508)	(.501)	(.679)	(.517)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$10.17	$11.24	$8.92	$10.08	$10.12
Total ReturnD	(3.27)%	32.35%	(6.89)%	6.74%	5.51%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.67%	.68%	.67%	.69%	.67%
Expenses net of fee waivers, if any	.67%	.68%	.67%	.69%	.67%
Expenses net of all reductions	.67%	.68%	.67%	.69%	.67%
Net investment income (loss)	3.49%	3.75%	4.32%	4.37%	4.71%
Supplemental Data
Net assets, end of period (in millions)	$13,077	$14,674	$10,228	$11,631	$12,053
Portfolio turnover rateG	28%	37%	46%	43%	39%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2022
(Amounts in thousands except percentages)

1. Organization.

Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Investment in Fidelity Direct Lending Fund, LP.

The Fund invests in Fidelity Direct Lending Fund, LP, which is a limited partnership available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's limited partnership interest is not registered under the Securities Act of 1933, and is subject to substantial restrictions on transfer. The Fund has no redemption rights under the partnership agreement. There will be no trading market for the partnership interest, and the Fund most likely will hold its shares until Fidelity Direct Lending Fund, LP converts by operation of law to a Delaware corporation, trust, or other limited liability entity and (i) registers as a closed-end management investment company under the 1940 Act or (ii) elects to be treated as a business development company under the 1940 Act.

Based on its investment objective, Fidelity Direct Lending Fund, LP may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Direct Lending Fund, LP and thus a decline in the value of the Fund. The Fidelity Direct Lending Fund, LP intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Direct Lending Fund, LP as an investment as of period end, but does not include the underlying holdings of Fidelity Direct Lending Fund, LP. Fidelity Direct Lending Fund, LP represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Direct Lending Fund, LP, which commenced operations on December 8, 2021. The annual expense ratio for Fidelity Direct Lending Fund, LP is estimated to be a maximum of .20%.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Capital & Income Fund	$503

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$910,101
Gross unrealized depreciation	(958,756)
Net unrealized appreciation (depreciation)	$(48,655)
Tax Cost	$13,130,035

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$637,299
Net unrealized appreciation (depreciation) on securities and other investments	$(48,655)

The tax character of distributions paid was as follows:

	April 30, 2022	April 30, 2021
Ordinary Income	$618,934	$ 476,147
Long-term Capital Gains	368,040	114,154
Total	$986,974	$ 590,301

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity Capital & Income Fund	Fidelity Direct Lending Fund, LP	$280,333

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Capital & Income Fund	3,730,191	4,606,742

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Capital & Income Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Capital & Income Fund	$10

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Capital & Income Fund	36,577	67,749	40,628

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Capital & Income Fund	$25

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Capital & Income Fund	$3	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $235.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Capital & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Capital & Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodians, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 324 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2021 to April 30, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period-B November 1, 2021 to April 30, 2022
Fidelity Capital & Income Fund	.68%
Actual		$1,000.00	$925.50	$3.25
Hypothetical-C		$1,000.00	$1,021.42	$3.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2022, $891,896,910, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $388,239,205 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed in June and December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $424,239,605 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

CAI-ANN-0622
1.703159.124

Fidelity® High Income Fund

Annual Report

April 30, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(8.82)%	1.67%	3.78%
Class M (incl. 4.00% sales charge)	(8.83)%	1.66%	3.78%
Class C (incl. contingent deferred sales charge)	(6.66)%	1.96%	3.93%
Fidelity® High Income Fund	(4.75)%	2.71%	4.31%
Class I	(4.68)%	2.69%	4.30%
Class Z	(4.68)%	2.75%	4.33%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.

 Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on December 4, 2018. Returns prior to December 4, 2018 are those of Fidelity® High Income Fund, the original class of the fund.

 The initial offering of Class Z shares took place on December 4, 2018. Returns prior to December 4, 2018 are those of Fidelity® High Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund, a class of the fund, on April 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$15,251	Fidelity® High Income Fund
$16,592	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index returned -4.96% for the 12 months ending April 30, 2022. After posting a solid gain in 2021, high-yield bonds retreated to begin the new year amid several major headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively wind down its balance sheet in an attempt to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing high yield included surging commodity prices, rising bond yields, supply constraint and disruption, and the potential for variants of the coronavirus to upend the economy. Against this dynamic backdrop, the index returned -2.74% in January and -0.90% in February amid an intensifying flight from risk. Volatility eased in March and credit fundamentals remained healthy, but high yield still lost ground (-0.92%) for the month. April saw the downtrend continue, with the index returning -3.63% amid clearer signals of the Fed’s intension to tighten monetary policy and angst about the economic toll of “zero-COVID” lockdowns in China. For the full 12 months, higher-duration BB-rated bonds slightly trailed lower-quality credits. By sector, energy rode a surge in commodity prices and led the way with a modest gain. All other groups declined. Notable laggards included cable/satellite TV, telecommunications, health care, utilities and food/beverage/tobacco.

Comments from Co-Managers Benjamin Harrison, Alexandre Karam, and Michael Weaver:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned about -6% to -5%, roughly in line with the -4.96% result of the benchmark ICE BofA® US High Yield/US High Yield Constrained Blend Index. The fund's core allocation to high-yield bonds returned -5.59% and detracted from performance versus the benchmark. Much smaller non-benchmark positions in floating-rate bank loans (+0.74%) equities (+115%) and convertible bonds (+34%) contributed to the fund's relative result, as did a small position in cash. By industry, the primary contributors to performance versus the benchmark were security selection and an overweighting in energy. Security selection and an overweighting in services and security picks in food & drug retail also bolstered the fund's relative result. Our top individual relative contributor was a non-benchmark stake in Mesquite Energy (+116%). Also lifting performance was our overweighting in Bi-Lo, which gained 76%. Another key contributor was our non-benchmark position in Jonah Energy (+350%). Conversely, the biggest detractor from performance versus the benchmark was an overweighting in telecommunications. Security selection in technology and broadcasting also hurt the fund's relative result. The biggest individual relative detractor was an overweight position in Altice Financial (-10%). Also holding back performance was our outsized stake in Rackspace Hosting, which returned about -14%. Also hurting performance was our overweighting in Uniti Group, which returned -8% and was the largest holding in the fund. By quality, positioning and picks among bonds rated B added the most value versus the benchmark, whereas security choices among CCC-rated bonds hurt the most. Notable changes in positioning include decreased exposure to the cable/satellite TV industry and a higher allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 3, 2022, Benjamin Harrison assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Top Bond Issuers as of April 30, 2022

(by issuer, excluding cash equivalents)	% of fund's net assets
Uniti Group LP / Uniti Group Finance, Inc.	2.1
New Fortress Energy, Inc.	1.9
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.9
Community Health Systems, Inc.	1.8
Bombardier, Inc.	1.7
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	1.7
Carnival Corp.	1.6
Altice France SA	1.6
C&W Senior Financing Designated Activity Co.	1.5
Rackspace Hosting, Inc.	1.4
17.2

Top Five Market Sectors as of April 30, 2022

% of fund's net assets
Energy	16.5
Telecommunications	10.5
Healthcare	8.8
Technology	6.1
Services	5.7

Quality Diversification (% of fund's net assets)

As of April 30, 2022
BBB	0.8%
BB	27.5%
B	49.8%
CCC,CC,C	15.4%
Not Rated	1.7%
Equities	2.5%
Short-Term Investments and Net Other Assets	2.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2022*
Nonconvertible Bonds	90.5%
Convertible Bonds, Preferred Stocks	1.2%
Common Stocks	2.1%
Bank Loan Obligations	3.5%
Other	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 21.2%

Geographic Diversification (% of fund's net assets)

As of April 30, 2022
United States of America*	78.8%
Canada	4.5%
Luxembourg	3.0%
Ireland	2.0%
Netherlands	1.8%
France	1.7%
Panama	1.6%
United Kingdom	1.6%
Multi-National	1.3%
Other	3.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments April 30, 2022

Showing Percentage of Net Assets

Corporate Bonds - 91.7%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 1.2%
Broadcasting - 0.6%
DISH Network Corp.:
2.375% 3/15/24	$8,705	$8,091
3.375% 8/15/26	13,603	11,665
		19,756
Energy - 0.6%
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	1,681	8,675
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	2,898	13,475
		22,150

TOTAL CONVERTIBLE BONDS		41,906

Nonconvertible Bonds - 90.5%
Aerospace - 5.0%
Allegheny Technologies, Inc.:
4.875% 10/1/29	5,260	4,786
5.875% 12/1/27	26,284	25,364
Bombardier, Inc.:
6% 2/15/28 (c)	9,185	7,945
7.125% 6/15/26 (c)	10,745	9,885
7.5% 3/15/25 (c)	15,233	14,776
7.875% 4/15/27 (c)	30,807	28,699
BWX Technologies, Inc. 4.125% 6/30/28 (c)	13,723	12,728
Kaiser Aluminum Corp.:
4.5% 6/1/31 (c)	4,970	4,287
4.625% 3/1/28 (c)	13,920	12,772
Moog, Inc. 4.25% 12/15/27 (c)	6,189	5,764
Science Applications International Corp. 4.875% 4/1/28 (c)	1,015	969
TransDigm, Inc.:
4.625% 1/15/29	5,930	5,160
5.5% 11/15/27	45,217	41,374
7.5% 3/15/27	3,157	3,181
		177,690
Automotive & Auto Parts - 0.3%
Ford Motor Credit Co. LLC:
2.9% 2/10/29	6,905	5,748
3.815% 11/2/27	4,080	3,713
		9,461
Banks & Thrifts - 0.1%
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (c)	2,430	2,250
Broadcasting - 1.4%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (c)	22,770	8,425
Sinclair Television Group, Inc.:
5.125% 2/15/27 (c)	9,465	8,292
5.5% 3/1/30 (c)	4,065	3,324
Sirius XM Radio, Inc.:
4% 7/15/28 (c)	7,130	6,444
4.125% 7/1/30 (c)	2,105	1,848
5.5% 7/1/29 (c)	6,685	6,429
TEGNA, Inc.:
4.625% 3/15/28	4,880	4,696
5% 9/15/29	1,775	1,722
Univision Communications, Inc.:
4.5% 5/1/29 (c)	5,615	5,039
6.625% 6/1/27 (c)	3,655	3,664
		49,883
Building Materials - 0.5%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	7,831	7,567
Builders FirstSource, Inc. 4.25% 2/1/32 (c)	5,595	4,777
SRS Distribution, Inc.:
4.625% 7/1/28 (c)	3,455	3,163
6% 12/1/29 (c)	3,095	2,716
		18,223
Cable/Satellite TV - 3.3%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (c)	11,784	9,932
4.5% 8/15/30 (c)	15,130	13,201
4.5% 5/1/32	1,401	1,178
4.5% 6/1/33 (c)	8,145	6,664
4.75% 3/1/30 (c)	5,630	5,032
CSC Holdings LLC:
4.125% 12/1/30 (c)	3,539	2,920
4.625% 12/1/30 (c)	17,824	13,635
5.375% 2/1/28 (c)	16,930	15,544
5.75% 1/15/30 (c)	3,475	2,884
7.5% 4/1/28 (c)	2,935	2,706
Dolya Holdco 18 DAC 5% 7/15/28 (c)	4,188	3,805
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)	6,479	5,966
6.5% 9/15/28 (c)	20,933	18,421
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)	7,800	7,449
Ziggo Bond Co. BV 5.125% 2/28/30 (c)	4,250	3,687
Ziggo BV 4.875% 1/15/30 (c)	6,005	5,322
		118,346
Capital Goods - 0.7%
Mueller Water Products, Inc. 4% 6/15/29 (c)	4,935	4,417
Vertical Holdco GmbH 7.625% 7/15/28 (c)	2,705	2,604
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (c)	18,814	17,625
		24,646
Chemicals - 3.9%
Axalta Coating Systems LLC 3.375% 2/15/29 (c)	3,355	2,903
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (c)	3,045	2,893
CVR Partners LP 6.125% 6/15/28 (c)	5,875	5,758
Element Solutions, Inc. 3.875% 9/1/28 (c)	6,534	5,840
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (c)	11,080	9,806
7% 12/31/27 (c)	1,080	853
LSB Industries, Inc. 6.25% 10/15/28 (c)	10,150	9,946
Methanex Corp.:
5.125% 10/15/27	11,101	10,657
5.65% 12/1/44	5,504	4,816
NOVA Chemicals Corp.:
4.25% 5/15/29 (c)	5,020	4,342
5% 5/1/25 (c)	2,270	2,247
5.25% 6/1/27 (c)	13,000	12,318
Nufarm Australia Ltd. 5% 1/27/30 (c)	6,520	6,161
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (c)	5,155	4,555
6.25% 10/1/29 (c)	5,435	4,511
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (c)	3,935	3,591
The Chemours Co. LLC:
4.625% 11/15/29 (c)	7,595	6,579
5.375% 5/15/27	12,389	11,955
5.75% 11/15/28 (c)	19,700	18,469
Valvoline, Inc. 4.25% 2/15/30 (c)	4,610	3,999
W.R. Grace Holding LLC 5.625% 8/15/29 (c)	8,100	6,900
		139,099
Consumer Products - 0.5%
Central Garden & Pet Co. 4.125% 10/15/30	184	159
Diamond BC BV 4.625% 10/1/29 (c)	9,223	7,934
Michaels Companies, Inc.:
5.25% 5/1/28 (c)	3,550	3,051
7.875% 5/1/29 (c)	2,730	2,150
Nordstrom, Inc.:
4.25% 8/1/31	4,150	3,517
4.375% 4/1/30	2,760	2,402
		19,213
Containers - 0.8%
Graphic Packaging International, Inc. 3.75% 2/1/30 (c)	2,160	1,894
OI European Group BV 4.75% 2/15/30 (c)	1,885	1,659
Sealed Air Corp. 5% 4/15/29 (c)	5,450	5,409
Trivium Packaging Finance BV:
5.5% 8/15/26 (c)	8,787	8,490
8.5% 8/15/27 (c)	9,951	9,827
		27,279
Diversified Financial Services - 3.4%
Coinbase Global, Inc. 3.375% 10/1/28 (c)	11,430	8,875
Hightower Holding LLC 6.75% 4/15/29 (c)	5,410	4,984
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	7,160	6,177
5.25% 5/15/27	50,400	46,872
6.25% 5/15/26	14,841	14,714
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.:
4.25% 2/1/27 (c)	40	37
4.75% 6/15/29 (c)	7,545	6,768
OneMain Finance Corp.:
3.5% 1/15/27	8,300	7,292
3.875% 9/15/28	15,215	12,933
7.125% 3/15/26	11,800	11,948
		120,600
Diversified Media - 1.2%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (c)	20,448	18,582
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 7/15/29 (c)	4,940	4,669
5.625% 10/1/28 (c)	7,287	7,061
5.875% 10/1/30 (c)	4,002	3,838
Terrier Media Buyer, Inc. 8.875% 12/15/27 (c)	8,157	7,973
		42,123
Energy - 14.6%
Apache Corp. 4.25% 1/15/30	1,960	1,821
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (c)	6,465	5,883
Cheniere Energy, Inc. 4.625% 10/15/28	1,790	1,732
Citgo Petroleum Corp.:
6.375% 6/15/26 (c)	28,468	28,291
7% 6/15/25 (c)	18,608	18,480
Colgate Energy Partners III LLC 5.875% 7/1/29 (c)	7,855	7,776
Comstock Resources, Inc.:
5.875% 1/15/30 (c)	6,180	5,947
6.75% 3/1/29 (c)	10,655	10,774
7.5% 5/15/25 (c)	1,806	1,843
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (c)	27,898	27,166
5.75% 4/1/25	14,257	14,087
6% 2/1/29 (c)	17,536	17,057
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29 (c)	2,510	2,456
5.625% 10/15/25 (c)	560	560
CVR Energy, Inc.:
5.25% 2/15/25 (c)	19,539	18,902
5.75% 2/15/28 (c)	19,073	17,877
Delek Logistics Partners LP 7.125% 6/1/28 (c)	12,355	11,810
DT Midstream, Inc. 4.125% 6/15/29 (c)	4,090	3,722
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (c)	1,123	1,126
EnLink Midstream LLC 5.625% 1/15/28 (c)	1,630	1,615
EQM Midstream Partners LP 6.5% 7/1/27 (c)	3,522	3,557
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29	7,405	7,220
Harvest Midstream I LP 7.5% 9/1/28 (c)	7,970	8,087
Hess Midstream Partners LP:
4.25% 2/15/30 (c)	2,880	2,642
5.125% 6/15/28 (c)	8,610	8,330
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 2/1/29 (c)	1,960	1,921
6.25% 11/1/28 (c)	1,960	1,951
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28 (c)	7,640	7,269
6.375% 4/15/27 (c)	3,160	3,223
MEG Energy Corp.:
5.875% 2/1/29 (c)	4,780	4,679
7.125% 2/1/27 (c)	2,933	2,978
Mesquite Energy, Inc. 7.25% 2/15/23 (b)(c)(d)	28,768	0
New Fortress Energy, Inc.:
6.5% 9/30/26 (c)	31,115	30,114
6.75% 9/15/25 (c)	33,087	32,529
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	28,825	27,156
NGL Energy Partners LP/NGL Energy Finance Corp. 7.5% 11/1/23	5,470	5,073
Occidental Petroleum Corp.:
6.125% 1/1/31	10,950	11,509
6.45% 9/15/36	3,650	3,960
6.625% 9/1/30	5,265	5,706
7.5% 5/1/31	13,760	15,686
7.875% 9/15/31	1,135	1,327
8.875% 7/15/30	4,715	5,663
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (c)	25,305	26,191
Rockies Express Pipeline LLC:
4.8% 5/15/30 (c)	1,900	1,740
4.95% 7/15/29 (c)	4,294	4,019
6.875% 4/15/40 (c)	1,598	1,518
SM Energy Co.:
5.625% 6/1/25	5,210	5,093
6.5% 7/15/28	4,405	4,343
6.75% 9/15/26	1,235	1,229
Southwestern Energy Co. 4.75% 2/1/32	4,080	3,858
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	5,094	4,581
5.875% 3/15/28	4,990	4,915
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (c)	2,990	2,732
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (c)	9,865	9,196
6% 3/1/27 (c)	21,017	20,176
6% 12/31/30 (c)	8,825	8,163
6% 9/1/31 (c)	9,425	8,600
7.5% 10/1/25 (c)	935	954
Transocean Guardian Ltd. 5.875% 1/15/24 (c)	2,993	2,864
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (c)	556	560
Transocean Pontus Ltd. 6.125% 8/1/25 (c)	1,516	1,489
Transocean Poseidon Ltd. 6.875% 2/1/27 (c)	2,311	2,224
Transocean Proteus Ltd. 6.25% 12/1/24 (c)	680	668
Transocean Sentry Ltd. 5.375% 5/15/23 (c)	6,424	6,231
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (c)	5,530	5,046
4.125% 8/15/31 (c)	5,475	4,969
		520,864
Environmental - 1.0%
Madison IAQ LLC:
4.125% 6/30/28 (c)	10,535	9,244
5.875% 6/30/29 (c)	24,280	19,788
Stericycle, Inc.:
3.875% 1/15/29 (c)	6,570	5,794
5.375% 7/15/24 (c)	1,385	1,380
		36,206
Food & Drug Retail - 1.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (c)	25,263	21,282
4.875% 2/15/30 (c)	6,320	5,720
Emergent BioSolutions, Inc. 3.875% 8/15/28 (c)	8,639	7,332
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (c)	1,685	1,480
		35,814
Food/Beverage/Tobacco - 2.5%
C&S Group Enterprises LLC 5% 12/15/28 (c)	16,365	13,931
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (c)	8,256	8,153
6.5% 4/15/29 (c)	5,113	5,292
Lamb Weston Holdings, Inc. 4.125% 1/31/30 (c)	11,855	10,579
Performance Food Group, Inc. 5.5% 10/15/27 (c)	6,712	6,513
Post Holdings, Inc.:
4.625% 4/15/30 (c)	3,916	3,348
5.5% 12/15/29 (c)	3,837	3,492
Primo Water Holdings, Inc. 4.375% 4/30/29 (c)	12,870	11,202
TreeHouse Foods, Inc. 4% 9/1/28	5,060	4,123
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)	20,435	16,915
U.S. Foods, Inc.:
4.625% 6/1/30 (c)	2,045	1,830
4.75% 2/15/29 (c)	5,520	5,099
		90,477
Gaming - 3.0%
Affinity Gaming LLC 6.875% 12/15/27 (c)	10,355	9,699
Caesars Entertainment, Inc.:
4.625% 10/15/29 (c)	5,200	4,459
8.125% 7/1/27 (c)	34,639	36,198
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% 1/15/30 (c)	11,230	9,715
Golden Entertainment, Inc. 7.625% 4/15/26 (c)	13,551	13,856
Jacobs Entertainment, Inc. 6.75% 2/15/29 (c)	2,400	2,351
Melco Resorts Finance Ltd.:
5.375% 12/4/29 (c)	3,958	3,167
5.75% 7/21/28 (c)	5,916	4,913
MGM Resorts International:
4.75% 10/15/28	184	169
5.5% 4/15/27	184	178
Premier Entertainment Sub LLC:
5.625% 9/1/29 (c)	6,920	5,536
5.875% 9/1/31 (c)	3,290	2,591
Station Casinos LLC 4.5% 2/15/28 (c)	4,745	4,307
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (c)	5,906	5,432
Wynn Macau Ltd.:
5.5% 10/1/27 (c)	4,358	3,552
5.625% 8/26/28 (c)	3,575	2,873
		108,996
Healthcare - 8.4%
180 Medical, Inc. 3.875% 10/15/29 (c)	6,530	5,812
AMN Healthcare 4% 4/15/29 (c)	8,354	7,560
Avantor Funding, Inc.:
3.875% 11/1/29 (c)	11,090	9,950
4.625% 7/15/28 (c)	9,370	8,914
Bausch Health Companies, Inc.:
5% 1/30/28 (c)	5,270	3,888
7% 1/15/28 (c)	10,380	8,564
Cano Health, Inc. 6.25% 10/1/28 (c)	8,235	7,597
Catalent Pharma Solutions 3.5% 4/1/30 (c)	10,850	9,437
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (c)	2,975	2,692
4.25% 5/1/28 (c)	768	733
Community Health Systems, Inc.:
4.75% 2/15/31 (c)	8,950	7,585
5.25% 5/15/30 (c)	9,740	8,539
5.625% 3/15/27 (c)	25,470	24,279
6% 1/15/29 (c)	9,165	8,663
6.125% 4/1/30 (c)	7,445	6,124
6.875% 4/15/29 (c)	9,010	7,902
8% 3/15/26 (c)	2,845	2,941
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (c)	5,375	4,864
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (c)	10,540	9,170
Embecta Corp. 5% 2/15/30 (c)	2,745	2,477
Grifols Escrow Issuer SA 4.75% 10/15/28 (c)	7,652	6,982
HealthEquity, Inc. 4.5% 10/1/29 (c)	3,705	3,385
Hologic, Inc.:
3.25% 2/15/29 (c)	7,190	6,405
4.625% 2/1/28 (c)	134	131
Jazz Securities DAC 4.375% 1/15/29 (c)	13,950	12,851
MEDNAX, Inc. 5.375% 2/15/30 (c)	4,550	4,239
Minerva Merger Sub, Inc. 6.5% 2/15/30 (c)	18,060	16,623
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (c)	2,030	1,776
Molina Healthcare, Inc. 3.875% 11/15/30 (c)	3,370	3,040
Option Care Health, Inc. 4.375% 10/31/29 (c)	8,310	7,470
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (c)	13,850	12,885
5.125% 4/30/31 (c)	820	741
Owens & Minor, Inc. 4.5% 3/31/29 (c)	2,610	2,348
Radiology Partners, Inc. 9.25% 2/1/28 (c)	8,190	7,781
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	13,595	12,643
Teleflex, Inc. 4.25% 6/1/28 (c)	1,540	1,451
Tenet Healthcare Corp.:
4.25% 6/1/29 (c)	10,395	9,392
4.375% 1/15/30 (c)	4,965	4,518
4.625% 6/15/28 (c)	11,758	11,082
6.125% 10/1/28 (c)	18,650	17,903
6.25% 2/1/27 (c)	3,134	3,110
Valeant Pharmaceuticals International, Inc. 8.5% 1/31/27 (c)	5,149	4,872
Vizient, Inc. 6.25% 5/15/27 (c)	2,224	2,296
		301,615
Homebuilders/Real Estate - 3.7%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (c)	2,515	2,116
Howard Hughes Corp.:
4.125% 2/1/29 (c)	3,300	2,971
4.375% 2/1/31 (c)	3,300	2,935
Kennedy-Wilson, Inc. 4.75% 2/1/30	13,055	11,782
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	13,955	13,390
Railworks Holdings LP 8.25% 11/15/28 (c)	7,220	7,166
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (c)	11,980	10,018
TopBuild Corp. 4.125% 2/15/32 (c)	9,350	8,056
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (c)	19,735	17,613
6.5% 2/15/29 (c)	65,680	56,683
		132,730
Hotels - 0.5%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (c)	9,245	7,829
3.75% 5/1/29 (c)	1,215	1,101
4% 5/1/31 (c)	4,375	3,913
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (c)	4,395	4,096
		16,939
Insurance - 1.5%
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (c)	12,485	11,531
6.75% 10/15/27 (c)	31,923	30,187
AmWINS Group, Inc. 4.875% 6/30/29 (c)	11,105	10,165
AssuredPartners, Inc. 5.625% 1/15/29 (c)	3,295	2,898
		54,781
Leisure - 3.3%
Carnival Corp.:
4% 8/1/28 (c)	10,320	9,301
5.75% 3/1/27 (c)	17,925	16,231
6% 5/1/29 (c)	13,860	12,439
6.65% 1/15/28	750	694
7.625% 3/1/26 (c)	19,060	18,679
MajorDrive Holdings IV LLC 6.375% 6/1/29 (c)	3,585	2,841
NCL Corp. Ltd.:
3.625% 12/15/24 (c)	9,685	9,007
5.875% 3/15/26 (c)	2,175	2,009
7.75% 2/15/29 (c)	4,840	4,695
NCL Finance Ltd. 6.125% 3/15/28 (c)	1,660	1,494
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (c)	10,620	9,598
5.375% 7/15/27 (c)	3,900	3,584
5.5% 8/31/26 (c)	10,740	10,007
5.5% 4/1/28 (c)	12,495	11,402
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (c)	1,605	1,416
Voc Escrow Ltd. 5% 2/15/28 (c)	4,805	4,337
		117,734
Metals/Mining - 0.8%
Eldorado Gold Corp. 6.25% 9/1/29 (c)	1,505	1,445
ERO Copper Corp. 6.5% 2/15/30 (c)	11,180	10,032
First Quantum Minerals Ltd. 6.875% 10/15/27 (c)	9,420	9,381
HudBay Minerals, Inc. 4.5% 4/1/26 (c)	2,225	2,057
Mineral Resources Ltd. 8.5% 5/1/30 (c)	3,355	3,313
PMHC II, Inc. 9% 2/15/30 (c)	5,155	4,150
		30,378
Paper - 0.7%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 4% 9/1/29 (c)	3,020	2,588
Clydesdale Acquisition Holdings, Inc. 6.625% 4/15/29 (c)	1,950	1,945
Glatfelter Corp. 4.75% 11/15/29 (c)	3,520	2,816
Intertape Polymer Group, Inc. 4.375% 6/15/29 (c)	8,940	9,198
SPA Holdings 3 OY 4.875% 2/4/28 (c)	11,670	10,294
		26,841
Publishing/Printing - 0.1%
News Corp. 5.125% 2/15/32 (c)	4,070	3,887
Railroad - 0.3%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (c)	13,385	11,980
Restaurants - 0.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (c)	7,316	6,254
Yum! Brands, Inc. 4.625% 1/31/32	8,980	8,161
		14,415
Services - 5.5%
ADT Corp. 4.125% 8/1/29 (c)	4,110	3,490
Adtalem Global Education, Inc. 5.5% 3/1/28 (c)	12,028	11,043
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (c)	4,685	3,877
APX Group, Inc. 6.75% 2/15/27 (c)	2,720	2,696
Aramark Services, Inc. 5% 2/1/28 (c)	9,187	8,567
ASGN, Inc. 4.625% 5/15/28 (c)	4,615	4,287
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp. 4.625% 6/1/28 (c)	6,148	5,395
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (c)	8,250	7,600
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (c)	20,855	18,613
CoreCivic, Inc.:
4.75% 10/15/27	5,690	5,063
8.25% 4/15/26	24,050	24,705
Fair Isaac Corp. 4% 6/15/28 (c)	5,065	4,627
Gartner, Inc.:
3.625% 6/15/29 (c)	2,550	2,282
3.75% 10/1/30 (c)	3,385	3,019
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	21,799	21,740
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (c)	13,045	12,242
Prime Securities Services Borrower LLC/Prime Finance, Inc.:
3.375% 8/31/27 (c)	184	157
5.75% 4/15/26 (c)	184	176
Service Corp. International:
4% 5/15/31	6,490	5,841
5.125% 6/1/29	5,213	5,142
Sotheby's 7.375% 10/15/27 (c)	18,725	18,464
The GEO Group, Inc. 6% 4/15/26	3,435	2,772
TriNet Group, Inc. 3.5% 3/1/29 (c)	10,195	9,239
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)	15,507	15,081
		196,118
Steel - 0.3%
Commercial Metals Co. 4.125% 1/15/30	4,160	3,786
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (c)	7,505	6,755
		10,541
Super Retail - 1.6%
Bath & Body Works, Inc.:
5.25% 2/1/28	965	926
6.625% 10/1/30 (c)	1,485	1,477
6.694% 1/15/27	3,495	3,600
Carvana Co.:
4.875% 9/1/29 (c)	3,275	2,390
5.5% 4/15/27 (c)	5,520	4,417
5.625% 10/1/25 (c)	6,335	5,486
5.875% 10/1/28 (c)	1,360	1,081
10.25% 5/1/30 (c)	3,590	3,469
EG Global Finance PLC:
6.75% 2/7/25 (c)	8,108	7,881
8.5% 10/30/25 (c)	9,878	9,878
LBM Acquisition LLC 6.25% 1/15/29 (c)	5,580	4,541
Levi Strauss & Co. 3.5% 3/1/31 (c)	5,730	4,956
Wolverine World Wide, Inc. 4% 8/15/29 (c)	8,395	7,134
		57,236
Technology - 6.0%
Acuris Finance U.S. 5% 5/1/28 (c)	15,710	14,375
Arches Buyer, Inc.:
4.25% 6/1/28 (c)	7,840	6,968
6.125% 12/1/28 (c)	7,705	6,703
Black Knight InfoServ LLC 3.625% 9/1/28 (c)	8,405	7,795
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (c)	3,175	2,826
4.875% 7/1/29 (c)	3,000	2,644
CommScope, Inc.:
4.75% 9/1/29 (c)	3,600	3,010
6% 3/1/26 (c)	9,940	9,375
7.125% 7/1/28 (c)	6,360	5,072
8.25% 3/1/27 (c)	1,925	1,636
Elastic NV 4.125% 7/15/29 (c)	10,400	9,308
Entegris Escrow Corp. 4.75% 4/15/29 (c)	5,560	5,359
Gartner, Inc. 4.5% 7/1/28 (c)	4,490	4,303
II-VI, Inc. 5% 12/15/29 (c)	10,975	10,289
ION Trading Technologies Ltd. 5.75% 5/15/28 (c)	12,845	12,026
MicroStrategy, Inc. 6.125% 6/15/28 (c)	5,895	5,401
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)	5,540	5,678
onsemi 3.875% 9/1/28 (c)	3,675	3,409
Open Text Corp. 3.875% 12/1/29 (c)	10,960	9,740
Rackspace Hosting, Inc.:
3.5% 2/15/28 (c)	7,610	6,582
5.375% 12/1/28 (c)	54,444	44,357
Roblox Corp. 3.875% 5/1/30 (c)	4,035	3,470
Sensata Technologies BV 4% 4/15/29 (c)	4,495	4,007
TTM Technologies, Inc. 4% 3/1/29 (c)	19,390	16,966
Twilio, Inc. 3.875% 3/15/31	3,285	2,823
Uber Technologies, Inc. 8% 11/1/26 (c)	9,595	10,051
		214,173
Telecommunications - 10.0%
Altice Financing SA:
5% 1/15/28 (c)	20,243	16,897
5.75% 8/15/29 (c)	34,360	28,949
Altice France Holding SA 6% 2/15/28 (c)	16,553	13,677
Altice France SA:
5.125% 1/15/29 (c)	19,114	16,220
5.125% 7/15/29 (c)	15,405	13,041
5.5% 1/15/28 (c)	18,565	16,360
5.5% 10/15/29 (c)	13,505	11,513
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)	54,907	53,123
Cablevision Lightpath LLC:
3.875% 9/15/27 (c)	2,199	1,934
5.625% 9/15/28 (c)	1,290	1,105
Consolidated Communications, Inc. 5% 10/1/28 (c)	2,395	1,957
Frontier Communications Holdings LLC:
5% 5/1/28 (c)	15,515	14,158
5.875% 10/15/27 (c)	11,453	10,966
5.875% 11/1/29	9,519	8,263
6% 1/15/30 (c)	5,455	4,746
6.75% 5/1/29 (c)	7,595	6,844
Intelsat Jackson Holdings SA 6.5% 3/15/30 (c)	8,320	7,833
Level 3 Financing, Inc.:
3.625% 1/15/29 (c)	4,904	3,980
4.25% 7/1/28 (c)	18,115	15,307
4.625% 9/15/27 (c)	6,330	5,689
Lumen Technologies, Inc.:
4.5% 1/15/29 (c)	21,185	16,739
5.125% 12/15/26 (c)	7,910	7,119
Millicom International Cellular SA:
4.5% 4/27/31 (c)	5,482	4,725
5.125% 1/15/28 (c)	3,011	2,847
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6% 2/15/28 (c)	1,445	1,209
Sable International Finance Ltd. 5.75% 9/7/27 (c)	1,577	1,553
SBA Communications Corp. 3.125% 2/1/29	4,140	3,551
Telecom Italia Capital SA:
6% 9/30/34	3,477	3,037
7.2% 7/18/36	5,009	4,518
7.721% 6/4/38	995	934
Uniti Group, Inc. 6% 1/15/30 (c)	17,815	14,857
Virgin Media Secured Finance PLC 4.5% 8/15/30 (c)	13,330	11,569
VMED O2 UK Financing I PLC 4.25% 1/31/31 (c)	4,079	3,446
Windstream Escrow LLC 7.75% 8/15/28 (c)	23,445	22,331
Zayo Group Holdings, Inc.:
4% 3/1/27 (c)	4,245	3,693
6.125% 3/1/28 (c)	3,438	2,879
		357,569
Textiles/Apparel - 0.3%
Foot Locker, Inc. 4% 10/1/29 (c)	10,410	8,666
Kontoor Brands, Inc. 4.125% 11/15/29 (c)	1,460	1,267
		9,933
Transportation Ex Air/Rail - 0.5%
Golar LNG Ltd. 7% 10/20/25 (c)	4,050	4,046
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (c)	2,635	2,464
Seaspan Corp. 5.5% 8/1/29 (c)	14,455	12,757
		19,267
Utilities - 3.4%
Clearway Energy Operating LLC:
3.75% 2/15/31 (c)	4,505	3,874
4.75% 3/15/28 (c)	1,540	1,455
Global Partners LP/GLP Finance Corp. 7% 8/1/27	8,471	8,280
InterGen NV 7% 6/30/23 (c)	19,797	19,302
NRG Energy, Inc.:
3.375% 2/15/29 (c)	6,740	5,712
5.25% 6/15/29 (c)	5,350	5,039
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (c)	5,961	6,095
PG&E Corp.:
5% 7/1/28	14,760	13,582
5.25% 7/1/30	24,510	22,274
Pike Corp. 5.5% 9/1/28 (c)	25,157	22,830
Vistra Operations Co. LLC:
5% 7/31/27 (c)	8,646	8,235
5.625% 2/15/27 (c)	6,375	6,279
		122,957

TOTAL NONCONVERTIBLE BONDS		3,240,264

TOTAL CORPORATE BONDS
(Cost $3,636,201)		3,282,170
	Shares	Value (000s)

Common Stocks - 2.1%
Cable/Satellite TV - 0.1%
Altice U.S.A., Inc. Class A (e)	267,294	2,480
Energy - 1.0%
California Resources Corp. warrants 10/27/24 (e)	4,683	56
Forbes Energy Services Ltd. (b)(e)	47,062	0
Jonah Energy Parent LLC (b)(e)	212,612	14,336
Mesquite Energy, Inc. (b)(e)	213,506	11,905
New Fortress Energy, Inc.	137,895	5,348
Pioneer Natural Resources Co.	16,200	3,766

TOTAL ENERGY		35,411

Food & Drug Retail - 0.8%
Southeastern Grocers, Inc. (a)(b)(e)	1,235,303	29,054
Gaming - 0.1%
Caesars Entertainment, Inc. (e)	54,586	3,618
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (b)(e)	1	24
GTT Communications, Inc. rights (b)(e)	447,381	447

TOTAL TELECOMMUNICATIONS		471

Utilities - 0.1%
EQT Corp.	113,600	4,516
TOTAL COMMON STOCKS
(Cost $40,772)		75,550
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 3.5%
Broadcasting - 0.3%
Diamond Sports Group LLC:
1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 8.000% 9% 5/25/26 (f)(g)(h)	5,029	5,104
2LN, term loan 3 month U.S. LIBOR + 3.250% 3.6555% 8/24/26 (f)(g)(h)	11,569	3,832

TOTAL BROADCASTING		8,936

Building Materials - 0.1%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (f)(g)(h)	5,470	4,540
Chemicals - 0.3%
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.0287% 5/7/25 (b)(f)(g)(h)	7,083	6,924
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.8125% 11/9/28 (f)(g)(h)	5,256	5,147

TOTAL CHEMICALS		12,071

Consumer Products - 0.1%
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.256% 4/15/28 (f)(g)(h)	4,078	3,710
Energy - 0.3%
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.006% 2/6/25 (f)(g)(h)	6,037	5,901
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.006% 2/6/25 (f)(g)(h)	4,138	4,045
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(d)(g)(h)	3,958	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(d)(g)(h)	1,690	0

TOTAL ENERGY		9,946

Gaming - 0.2%
Fertitta Entertainment LLC NV Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.000% 4.7004% 1/27/29 (f)(g)(h)	7,636	7,596
Healthcare - 0.4%
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.006% 12/13/26 (f)(g)(h)	348	347
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.006% 10/1/27 (f)(g)(h)	8,650	8,612
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.5% 6/13/26 (f)(g)(h)	5,490	4,845

TOTAL HEALTHCARE		13,804

Insurance - 0.2%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2132% 4/25/25 (f)(g)(h)	9,051	8,927
Leisure - 0.4%
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.5983% 7/21/28 (f)(g)(h)	13,219	12,847
Paper - 0.1%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME TERM SOFR 1 MONTH INDEX + 4.250% 4.7834% 3/30/29 (f)(g)(h)	2,455	2,421
Services - 0.2%
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 6.25% 12/10/29 (f)(g)(h)	610	602
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.2637% 12/10/28 (f)(g)(h)	5,645	5,571
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.3964% 6/21/24 (f)(g)(h)	1,902	1,804
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (f)(g)(h)	679	673

TOTAL SERVICES		8,650

Super Retail - 0.2%
LBM Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (f)(g)(h)	7,628	7,183
Technology - 0.1%
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.0137% 4/4/26(f)(g)(h)	4,132	3,968
Telecommunications - 0.5%
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.25% 5/31/25 (f)(g)(h)	17,149	13,904
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.3013% 4/30/27 (f)(g)(h)	5,351	5,259

TOTAL TELECOMMUNICATIONS		19,163

Utilities - 0.1%
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.8125% 6/23/25 (f)(g)(h)	2,043	2,014
TOTAL BANK LOAN OBLIGATIONS
(Cost $136,483)		125,776
	Shares	Value (000s)

Other - 0.4%
Other - 0.4%
Fidelity Direct Lending Fund, LP (a)(i)
(Cost $14,937)	1,493,610	14,951

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.32% (j)
(Cost $69,623)	69,609,402	69,623
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $3,898,016)		3,568,070
NET OTHER ASSETS (LIABILITIES) - 0.3%		10,734
NET ASSETS - 100%		$3,578,804

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $66,155,000 or 1.8% of net assets.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,754,503,000 or 77.0% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Non-income producing

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (i) Affiliated Fund

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Fidelity Direct Lending Fund, LP	12/9/21 - 4/29/22	$14,937
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	$1,682
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 1/18/22	$2,899
Southeastern Grocers, Inc.	6/1/18	$8,689

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.32%	$291,146	$1,982,289	$2,203,812	$86	$9	$(9)	$69,623	0.1%
Fidelity Securities Lending Cash Central Fund 0.32%	--	145,618	145,618	75	--	--	--	0.0%
Total	$291,146	$2,127,907	$2,349,430	$161	$9	$(9)	$69,623

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Direct Lending Fund, LP	$--	$14,937	$--	$250	$--	$14	$14,951
Total	$--	$14,937	$--	$250	$--	$14	$14,951

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Direct Lending Fund, LP as presented in the Schedule of Investments. Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$2,504	$2,480	$--	$24
Consumer Discretionary	3,618	3,618	--	--
Consumer Staples	29,054	--	--	29,054
Energy	39,927	13,686	--	26,241
Information Technology	447	--	--	447
Corporate Bonds	3,282,170	--	3,260,020	22,150
Bank Loan Obligations	125,776	--	118,852	6,924
Money Market Funds	69,623	69,623	--	--
Total Investments in Securities:	$3,553,119	$89,407	$3,378,872	$84,840

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$37,464
Net Realized Gain (Loss) on Investment Securities	14,206
Net Unrealized Gain (Loss) on Investment Securities	(75)
Cost of Purchases	--
Proceeds of Sales	(22,541)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$29,054
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2022	$(75)
Other Investments in Securities
Beginning Balance	$32,855
Net Realized Gain (Loss) on Investment Securities	18,238
Net Unrealized Gain (Loss) on Investment Securities	28,714
Cost of Purchases	21,237
Proceeds of Sales	(45,313)
Amortization/Accretion	51
Transfers into Level 3	4
Transfers out of Level 3	--
Ending Balance	$55,786
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2022	$28,714

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		April 30, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,813,456)	$3,483,496
Fidelity Central Funds (cost $69,623)	69,623
Other affiliated issuers (cost $14,937)	14,951
Total Investment in Securities (cost $3,898,016)		$3,568,070
Cash		6
Receivable for investments sold		3,267
Receivable for fund shares sold		901
Dividends receivable		61
Interest receivable		53,163
Distributions receivable from Fidelity Central Funds		17
Prepaid expenses		3
Total assets		3,625,488
Liabilities
Payable for investments purchased	$37,542
Payable for fund shares redeemed	4,378
Distributions payable	2,478
Accrued management fee	1,686
Distribution and service plan fees payable	49
Other affiliated payables	462
Other payables and accrued expenses	89
Total liabilities		46,684
Net Assets		$3,578,804
Net Assets consist of:
Paid in capital		$4,290,106
Total accumulated earnings (loss)		(711,302)
Net Assets		$3,578,804
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($131,926 ÷ 16,686 shares)(a)		$7.91
Maximum offering price per share (100/96.00 of $7.91)		$8.24
Class M:
Net Asset Value and redemption price per share ($30,231 ÷ 3,824 shares)(a)		$7.91
Maximum offering price per share (100/96.00 of $7.91)		$8.24
Class C:
Net Asset Value and offering price per share ($17,027 ÷ 2,153 shares)(a)		$7.91
Fidelity High Income Fund:
Net Asset Value, offering price and redemption price per share ($3,181,308 ÷ 402,339 shares)		$7.91
Class I:
Net Asset Value, offering price and redemption price per share ($84,814 ÷ 10,722 shares)		$7.91
Class Z:
Net Asset Value, offering price and redemption price per share ($133,498 ÷ 16,884 shares)		$7.91

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2022
Investment Income
Dividends (including $250 earned from other affiliated issuers)		$4,277
Interest		252,886
Income from Fidelity Central Funds (including $75 from security lending)		161
Total income		257,324
Expenses
Management fee	$28,013
Transfer agent fees	5,824
Distribution and service plan fees	678
Accounting fees	1,177
Custodian fees and expenses	28
Independent trustees' fees and expenses	20
Registration fees	193
Audit	105
Legal	517
Interest	1
Miscellaneous	29
Total expenses before reductions	36,585
Expense reductions	(153)
Total expenses after reductions		36,432
Net investment income (loss)		220,892
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,961
Redemptions in-kind with affiliated entities	172,034
Fidelity Central Funds	9
Total net realized gain (loss)		211,004
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(556,216)
Fidelity Central Funds	(9)
Other affiliated issuers	14
Total change in net unrealized appreciation (depreciation)		(556,211)
Net gain (loss)		(345,207)
Net increase (decrease) in net assets resulting from operations		$(124,315)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2022	Year ended April 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$220,892	$323,420
Net realized gain (loss)	211,004	(56,779)
Change in net unrealized appreciation (depreciation)	(556,211)	600,511
Net increase (decrease) in net assets resulting from operations	(124,315)	867,152
Distributions to shareholders	(240,456)	(315,556)
Share transactions - net increase (decrease)	(4,669,187)	3,350,568
Total increase (decrease) in net assets	(5,033,958)	3,902,164
Net Assets
Beginning of period	8,612,762	4,710,598
End of period	$3,578,804	$8,612,762

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity High Income Fund Class A

Years ended April 30,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.71	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B,C	.345	.368	.438	.192
Net realized and unrealized gain (loss)	(.760)	.772	(.908)	.286
Total from investment operations	(.415)	1.140	(.470)	.478
Distributions from net investment income	(.385)	(.360)	(.430)	(.208)
Total distributions	(.385)	(.360)	(.430)	(.208)
Net asset value, end of period	$7.91	$8.71	$7.93	$8.83
Total ReturnD,E,F	(5.02)%	14.56%	(5.63)%	5.68%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.99%	.98%	.98%	.99%I
Expenses net of fee waivers, if any	.99%	.98%	.98%	.99%I
Expenses net of all reductions	.99%	.98%	.98%	.99%I
Net investment income (loss)	4.02%	4.32%	5.04%	5.60%I
Supplemental Data
Net assets, end of period (in millions)	$132	$148	$144	$170
Portfolio turnover rateJ	54%K	62%	44%K	62%L

 A For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class M

Years ended April 30,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.71	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B,C	.345	.367	.438	.191
Net realized and unrealized gain (loss)	(.761)	.772	(.909)	.286
Total from investment operations	(.416)	1.139	(.471)	.477
Distributions from net investment income	(.384)	(.359)	(.429)	(.207)
Total distributions	(.384)	(.359)	(.429)	(.207)
Net asset value, end of period	$7.91	$8.71	$7.93	$8.83
Total ReturnD,E,F	(5.03)%	14.55%	(5.64)%	5.68%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	1.00%	.99%	.99%	1.01%I
Expenses net of fee waivers, if any	1.00%	.99%	.99%	1.01%I
Expenses net of all reductions	1.00%	.99%	.99%	1.01%I
Net investment income (loss)	4.01%	4.31%	5.02%	5.59%I
Supplemental Data
Net assets, end of period (in millions)	$30	$36	$40	$50
Portfolio turnover rateJ	54%K	62%	44%K	62%L

 A For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class C

Years ended April 30,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.71	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B,C	.281	.302	.372	.166
Net realized and unrealized gain (loss)	(.763)	.772	(.909)	.285
Total from investment operations	(.482)	1.074	(.537)	.451
Distributions from net investment income	(.318)	(.294)	(.363)	(.181)
Total distributions	(.318)	(.294)	(.363)	(.181)
Net asset value, end of period	$7.91	$8.71	$7.93	$8.83
Total ReturnD,E,F	(5.75)%	13.68%	(6.35)%	5.36%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	1.76%	1.75%	1.75%	1.77%I
Expenses net of fee waivers, if any	1.76%	1.75%	1.75%	1.77%I
Expenses net of all reductions	1.76%	1.75%	1.75%	1.77%I
Net investment income (loss)	3.25%	3.55%	4.27%	4.84%I
Supplemental Data
Net assets, end of period (in millions)	$17	$30	$36	$52
Portfolio turnover rateJ	54%K	62%	44%K	62%L

 A For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$8.71	$7.93	$8.83	$8.83	$8.94
Income from Investment Operations
Net investment income (loss)A,B	.371	.392	.464	.493	.513
Net realized and unrealized gain (loss)	(.761)	.772	(.909)	–C	(.137)
Total from investment operations	(.390)	1.164	(.445)	.493	.376
Distributions from net investment income	(.410)	(.384)	(.455)	(.493)	(.486)
Total distributions	(.410)	(.384)	(.455)	(.493)	(.486)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$7.91	$8.71	$7.93	$8.83	$8.83
Total ReturnD	(4.75)%	14.89%	(5.35)%	5.83%	4.27%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.70%	.69%	.69%	.70%	.70%
Expenses net of fee waivers, if any	.70%	.69%	.69%	.70%	.70%
Expenses net of all reductions	.70%	.69%	.69%	.70%	.70%
Net investment income (loss)	4.31%	4.61%	5.33%	5.66%	5.73%
Supplemental Data
Net assets, end of period (in millions)	$3,181	$4,139	$3,871	$4,392	$4,324
Portfolio turnover rateG	54%H	62%	44%H	62%I	51%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class I

Years ended April 30,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.71	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B,C	.390	.390	.458	.199
Net realized and unrealized gain (loss)	(.774)	.771	(.907)	.286
Total from investment operations	(.384)	1.161	(.449)	.485
Distributions from net investment income	(.416)	(.381)	(.451)	(.215)
Total distributions	(.416)	(.381)	(.451)	(.215)
Net asset value, end of period	$7.91	$8.71	$7.93	$8.83
Total ReturnD,E	(4.68)%	14.85%	(5.40)%	5.77%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.72%	.73%	.74%	.78%H
Expenses net of fee waivers, if any	.71%	.73%	.74%	.78%H
Expenses net of all reductions	.71%	.73%	.74%	.78%H
Net investment income (loss)	4.29%	4.57%	5.28%	5.81%H
Supplemental Data
Net assets, end of period (in millions)	$85	$4,010	$558	$448
Portfolio turnover rateI	54%J	62%	44%J	62%K

 A For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class Z

Years ended April 30,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.71	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B,C	.378	.399	.464	.201
Net realized and unrealized gain (loss)	(.763)	.770	(.904)	.289
Total from investment operations	(.385)	1.169	(.440)	.490
Distributions from net investment income	(.415)	(.389)	(.460)	(.220)
Total distributions	(.415)	(.389)	(.460)	(.220)
Net asset value, end of period	$7.91	$8.71	$7.93	$8.83
Total ReturnD,E	(4.68)%	14.96%	(5.30)%	5.83%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.64%	.63%	.63%	.64%H
Expenses net of fee waivers, if any	.63%	.63%	.63%	.64%H
Expenses net of all reductions	.63%	.62%	.63%	.63%H
Net investment income (loss)	4.37%	4.67%	5.39%	5.85%H
Supplemental Data
Net assets, end of period (in millions)	$133	$250	$61	$13
Portfolio turnover rateI	54%J	62%	44%J	62%K

 A For the period December 4, 2018 (commencement of sale of shares) through April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2022
(Amounts in thousands except percentages)

1. Organization.

Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Investment in Fidelity Direct Lending Fund, LP.

The Fund invests in Fidelity Direct Lending Fund, LP, which is a limited partnership available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's limited partnership interest is not registered under the Securities Act of 1933, and is subject to substantial restrictions on transfer. The Fund has no redemption rights under the partnership agreement. There will be no trading market for the partnership interest, and the Fund most likely will hold its shares until Fidelity Direct Lending Fund, LP converts by operation of law to a Delaware corporation, trust, or other limited liability entity and (i) registers as a closed-end management investment company under the 1940 Act or (ii) elects to be treated as a business development company under the 1940 Act.

Based on its investment objective, Fidelity Direct Lending Fund, LP may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Direct Lending Fund, LP and thus a decline in the value of the Fund. The Fidelity Direct Lending Fund, LP intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Direct Lending Fund, LP as an investment as of period end, but does not include the underlying holdings of Fidelity Direct Lending Fund, LP. Fidelity Direct Lending Fund, LP represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Direct Lending Fund, LP, which commenced operations on December 8, 2021. The annual expense ratio for Fidelity Direct Lending Fund, LP is estimated to be a maximum of .20%.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$55,766	Market approach	Liquidation preference	$1.00	Increase
		Recovery value	Recovery value	$45,228.15	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6 - 3.8 / 3.2	Increase
			Book value multiple	1.0	Increase
			Discount rate	10.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Comparable sales - land ($/Acre)	$5,500.00 - $6,000.00 / $,5773.16	Increase
			Daily production multiple ($/Million cubic feet per day)	$2,500.00	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$17,500.00	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	8.9%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth rate	1.5%	Increase
Corporate Bond	$22,150	Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6	Increase
			Book value multiple	1.00	Increase
			Discount rate	10.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Comparable sales - land ($/Acre)	$5,500.00	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$17,500.00	Increase
Bank Loan Obligations	$6,924	Indicative market price	Evaluated bid	$97.75	Increase
		Recovery value	Recovery value	$0.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, redemptions in kind, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$70,594
Gross unrealized depreciation	(395,193)
Net unrealized appreciation (depreciation)	$(324,599)
Tax Cost	$3,892,669

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,182
Capital loss carryforward	$(388,885)
Net unrealized appreciation (depreciation) on securities and other investments	$(324,599)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(94,633)
Long-term	(294,252)
Total capital loss carryforward	$(388,885)

The tax character of distributions paid was as follows:

	April 30, 2022	April 30, 2021
Ordinary Income	$240,456	$ 315,556

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity High Income Fund	Fidelity Direct Lending Fund, LP	$40,063

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity High Income Fund	2,666,265	3,059,206

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$366	$4
Class M	-%	.25%	85	1
Class C	.75%	.25%	227	24
			$678	$29

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12
Class M	2
Class C(a)	1
$15

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$223.15
Class M	55.16
Class C	40.18
Fidelity High Income Fund	4,282.11
Class I	1,003.14
Class Z	221.05
	$5,824

During the period, the investment adviser or its affiliates waived a portion of these fees.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity High Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity High Income Fund	$–(a)

 (a) In the amount represents less than 500.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity High Income Fund	Borrower	$36,951.32%		$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity High Income Fund	7	–	–

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity High Income Fund	479,966	172,034	4,188,784	Class I & Class Z

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity High Income Fund	$9

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity High Income Fund	$8	$–(a)	$–

 (a) In the amount of less than five hundred dollars.

9. Expense Reductions.

Effective July 1, 2021, FIIOC voluntarily agreed to waive Class I transfer agent fees to the extent that they exceeded certain levels of class-level average net assets as noted in the table below. This waiver will remain in place through June 30, 2022.

	Transfer Agent Fees Limitation	Waiver
Class I	.15%	$65

Effective July 1, 2022, FIIOC voluntarily agreed to waive Class I transfer agent fees to the extent that they exceed .19% of class-level average net assets. This waiver will remain in place through June 30, 2023.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $87.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2022	Year ended April 30, 2021
Fidelity High Income Fund
Distributions to shareholders
Class A	$6,554	$6,259
Class M	1,513	1,679
Class C	831	1,222
Fidelity High Income Fund	178,412	189,847
Class I	31,049	107,936
Class Z	22,097	8,613
Total	$240,456	$315,556

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2022	Year ended April 30, 2021	Year ended April 30, 2022	Year ended April 30, 2021
Fidelity High Income Fund
Class A
Shares sold	2,452	2,258	$21,067	$19,321
Reinvestment of distributions	699	654	5,992	5,572
Shares redeemed	(3,491)	(4,027)	(29,901)	(34,214)
Net increase (decrease)	(340)	(1,115)	$(2,842)	$(9,321)
Class M
Shares sold	322	417	$2,710	$3,545
Reinvestment of distributions	158	179	1,351	1,524
Shares redeemed	(812)	(1,542)	(6,983)	(13,162)
Net increase (decrease)	(332)	(946)	$(2,922)	$(8,093)
Class C
Shares sold	356	490	$3,077	$4,159
Reinvestment of distributions	90	133	771	1,134
Shares redeemed	(1,717)	(1,765)	(14,804)	(15,113)
Net increase (decrease)	(1,271)	(1,142)	$(10,956)	$(9,820)
Fidelity High Income Fund
Shares sold	80,328	154,848	$693,806	$1,314,275
Reinvestment of distributions	16,883	18,289	144,797	155,903
Shares redeemed	(170,267)	(186,129)	(1,465,748)	(1,590,238)
Net increase (decrease)	(73,056)	(12,992)	$(627,145)	$(120,060)
Class I
Shares sold	31,952	427,069	$277,895	$3,636,803
Reinvestment of distributions	3,376	11,329	29,375	97,348
Shares redeemed	(485,210)	(48,201)	(4,252,953)	(412,228)
Net increase (decrease)	(449,882)	390,197	$(3,945,683)	$3,321,923
Class Z
Shares sold	51,130	29,771	$445,549	$251,887
Reinvestment of distributions	2,488	945	21,382	8,117
Shares redeemed	(65,393)	(9,762)	(546,569)	(84,065)
Net increase (decrease)	(11,775)	20,954	$(79,638)	$175,939

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 324 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2021 to April 30, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period-B November 1, 2021 to April 30, 2022
Fidelity High Income Fund
Class A	1.01%
Actual		$1,000.00	$930.70	$4.83
Hypothetical-C		$1,000.00	$1,019.79	$5.06
Class M	1.02%
Actual		$1,000.00	$930.60	$4.88
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class C	1.79%
Actual		$1,000.00	$926.00	$8.55
Hypothetical-C		$1,000.00	$1,015.92	$8.95
Fidelity High Income Fund	.72%
Actual		$1,000.00	$932.00	$3.45
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Class I	.96%
Actual		$1,000.00	$930.80	$4.60
Hypothetical-C		$1,000.00	$1,020.03	$4.81
Class Z	.65%
Actual		$1,000.00	$932.40	$3.11
Hypothetical-C		$1,000.00	$1,021.57	$3.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $ 217,988,740 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $ 282,034,640 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SPH-ANN-0622
1.703464.124

Fidelity® Focused High Income Fund

Annual Report

April 30, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Focused High Income Fund	(6.41)%	2.55%	3.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on April 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® BB US High Yield Constrained Index performed over the same period.

Period Ending Values
$14,544	Fidelity® Focused High Income Fund
$16,726	ICE® BofA® BB US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index returned -4.96% for the 12 months ending April 30, 2022. After posting a solid gain in 2021, high-yield bonds retreated to begin the new year amid several major headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively wind down its balance sheet in an attempt to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing high yield included surging commodity prices, rising bond yields, supply constraint and disruption, and the potential for variants of the coronavirus to upend the economy. Against this dynamic backdrop, the index returned -2.74% in January and -0.90% in February amid an intensifying flight from risk. Volatility eased in March and credit fundamentals remained healthy, but high yield still lost ground (-0.92%) for the month. April saw the downtrend continue, with the index returning -3.63% amid clearer signals of the Fed’s intension to tighten monetary policy and angst about the economic toll of “zero-COVID” lockdowns in China. For the full 12 months, higher-duration BB-rated bonds slightly trailed lower-quality credits. By sector, energy rode a surge in commodity prices and led the way with a modest gain. All other groups declined. Notable laggards included cable/satellite TV, telecommunications, health care, utilities and food/beverage/tobacco.

Comments from Co-Managers Benjamin Harrison, Alexandre Karam, and Michael Weaver:  For the fiscal year, the fund returned -6.41%, trailing the -5.65% result of the benchmark ICE BofA® BB US High Yield Constrained Index. The fund's core investment in high-yield bonds returned -5.84% and detracted from performance versus the benchmark. By industry, security selection was the primary detractor, especially in consumer products. The fund's largest individual relative detractor was an outsized stake in Newell Brands, which returned -22% the past year. Also holding back performance was our overweighting in Telecom Italia Capital, which returned -22%. The fund's out-of-benchmark stake in Diamond Sports returned -40% and also detracted. Conversely, the largest contributor to performance versus the benchmark was positioning in energy. Security selection in utilities and chemicals also helped. Our non-benchmark stake in Jonah Energy was the fund's biggest individual relative contributor, driven by a gain of about 350%. Also helping performance was our outsized stake in Crestwood Midstream, which gained 1%. Crestwood Midstream was among the biggest holdings in the fund. The fund's out-of-benchmark stake in TransDigm gained approximately 1%. By quality, positioning and picks among bonds rated B added the most value versus the benchmark, while security choices among BB-rated bonds hurt the most. Notable changes in positioning include reduced exposure to the utilities industry and a higher allocation to services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 3, 2022, Benjamin Harrison assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Top Bond Issuers as of April 30, 2022

(by issuer, excluding cash equivalents)	% of fund's net assets
Occidental Petroleum Corp.	2.4
Sprint Capital Corp.	1.9
VICI Properties LP / VICI Note Co.	1.9
CCO Holdings LLC/CCO Holdings Capital Corp.	1.8
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	1.8
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.7
PG&E Corp.	1.6
Ford Motor Credit Co. LLC	1.6
Level 3 Financing, Inc.	1.5
HCA Holdings, Inc.	1.5
17.7

Top Five Market Sectors as of April 30, 2022

% of fund's net assets
Energy	17.9
Telecommunications	9.3
Healthcare	7.8
Utilities	6.5
Services	5.0

Quality Diversification (% of fund's net assets)

As of April 30, 2022
BBB	5.4%
BB	61.5%
B	26.3%
CCC,CC,C	0.6%
Equities	0.3%
Short-Term Investments and Net Other Assets	5.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2022*
Nonconvertible Bonds	91.0%
Convertible Bonds, Preferred Stocks	0.6%
Common Stocks	0.3%
Bank Loan Obligations	0.9%
Preferred Securities	1.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.9%

 * Foreign investments - 13.5%

Geographic Diversification (% of fund's net assets)

As of April 30, 2022
United States of America*	86.5%
Luxembourg	2.5%
Netherlands	2.0%
Canada	1.8%
Cayman Islands	1.6%
Multi-National	1.6%
Panama	1.1%
Liberia	0.7%
United Kingdom	0.7%
Other	1.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments April 30, 2022

Showing Percentage of Net Assets

Corporate Bonds - 91.6%
	Principal Amount	Value
Convertible Bonds - 0.6%
Broadcasting - 0.6%
DISH Network Corp.:
2.375% 3/15/24	$1,230,000	$1,143,285
3.375% 8/15/26	680,000	583,100
		1,726,385
Nonconvertible Bonds - 91.0%
Aerospace - 2.5%
BWX Technologies, Inc. 4.125% 6/30/28 (a)	795,000	737,363
Howmet Aerospace, Inc. 6.75% 1/15/28	665,000	704,900
Kaiser Aluminum Corp. 4.625% 3/1/28 (a)	1,730,000	1,587,275
Moog, Inc. 4.25% 12/15/27 (a)	1,025,000	954,531
Rolls-Royce PLC 5.75% 10/15/27 (a)	1,115,000	1,074,670
Science Applications International Corp. 4.875% 4/1/28(a)	150,000	143,250
TransDigm, Inc.:
7.5% 3/15/27	145,000	146,088
8% 12/15/25 (a)	1,505,000	1,566,434
		6,914,511
Air Transportation - 0.3%
United Airlines, Inc. 4.375% 4/15/26 (a)	750,000	724,125
Automotive & Auto Parts - 2.2%
Allison Transmission, Inc. 3.75% 1/30/31 (a)	1,115,000	964,475
Dana, Inc. 4.5% 2/15/32	380,000	313,500
Ford Motor Credit Co. LLC:
2.7% 8/10/26	305,000	271,901
4% 11/13/30	1,495,000	1,293,175
4.687% 6/9/25	2,140,000	2,098,206
5.125% 6/16/25	530,000	528,675
LCM Investments Holdings 4.875% 5/1/29 (a)	165,000	144,593
Thor Industries, Inc. 4% 10/15/29 (a)	500,000	422,555
		6,037,080
Banks & Thrifts - 0.4%
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (a)	210,000	194,464
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. 3.625% 3/1/29 (a)	1,185,000	1,013,175
		1,207,639
Broadcasting - 2.1%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (a)	1,390,000	514,300
Scripps Escrow II, Inc. 3.875% 1/15/29 (a)	410,000	364,449
Sirius XM Radio, Inc.:
3.875% 9/1/31 (a)	390,000	329,359
5% 8/1/27 (a)	2,285,000	2,205,025
5.5% 7/1/29 (a)	625,000	601,038
TEGNA, Inc.:
4.625% 3/15/28	1,645,000	1,582,819
5% 9/15/29	210,000	203,700
		5,800,690
Building Materials - 1.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	1,320,000	1,275,450
Builders FirstSource, Inc. 4.25% 2/1/32 (a)	355,000	303,081
Standard Industries, Inc./New Jersey 4.375% 7/15/30 (a)	1,300,000	1,084,012
		2,662,543
Cable/Satellite TV - 4.0%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.5% 8/15/30 (a)	675,000	588,938
4.5% 6/1/33 (a)	785,000	642,224
5% 2/1/28 (a)	1,780,000	1,695,450
5.125% 5/1/27 (a)	2,110,000	2,056,786
CSC Holdings LLC:
4.125% 12/1/30 (a)	1,360,000	1,122,000
5.375% 2/1/28 (a)	1,500,000	1,377,203
5.5% 4/15/27 (a)	1,320,000	1,274,368
VZ Secured Financing BV 5% 1/15/32 (a)	1,770,000	1,526,625
Ziggo Bond Co. BV 6% 1/15/27 (a)	300,000	294,000
Ziggo BV 4.875% 1/15/30 (a)	475,000	420,969
		10,998,563
Chemicals - 4.3%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (a)	935,000	888,250
CF Industries Holdings, Inc.:
4.95% 6/1/43	5,000	4,844
5.15% 3/15/34	1,545,000	1,595,182
LSB Industries, Inc. 6.25% 10/15/28 (a)	235,000	230,286
Methanex Corp.:
5.125% 10/15/27	1,405,000	1,348,800
5.25% 12/15/29	160,000	152,000
5.65% 12/1/44	991,000	867,125
NOVA Chemicals Corp. 5.25% 6/1/27 (a)	1,710,000	1,620,225
Nufarm Australia Ltd. 5% 1/27/30 (a)	865,000	817,425
Olin Corp. 5.125% 9/15/27	1,695,000	1,679,237
SPCM SA 3.125% 3/15/27 (a)	385,000	339,763
The Chemours Co. LLC:
4.625% 11/15/29 (a)	385,000	333,506
5.375% 5/15/27	1,000,000	965,000
5.75% 11/15/28 (a)	505,000	473,438
Valvoline, Inc. 4.25% 2/15/30 (a)	255,000	221,213
W.R. Grace Holding LLC 4.875% 6/15/27 (a)	505,000	474,801
		12,011,095
Consumer Products - 0.8%
Newell Brands, Inc. 5.875% 4/1/36 (b)	490,000	468,332
Nordstrom, Inc. 4.375% 4/1/30	930,000	809,351
Prestige Brands, Inc. 3.75% 4/1/31 (a)	600,000	508,650
Tempur Sealy International, Inc. 3.875% 10/15/31 (a)	395,000	327,289
		2,113,622
Containers - 1.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (a)	50,000	46,250
Ball Corp. 3.125% 9/15/31	1,340,000	1,121,299
Graphic Packaging International, Inc. 3.75% 2/1/30 (a)	190,000	166,579
OI European Group BV 4.75% 2/15/30 (a)	390,000	343,200
Trivium Packaging Finance BV 5.5% 8/15/26 (a)	1,215,000	1,173,994
		2,851,322
Diversified Financial Services - 4.4%
Coinbase Global, Inc.:
3.375% 10/1/28 (a)	965,000	749,255
3.625% 10/1/31 (a)	965,000	712,874
Hightower Holding LLC 6.75% 4/15/29 (a)	1,105,000	1,018,037
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.25% 5/15/27	3,405,000	3,166,650
6.25% 5/15/26	1,620,000	1,606,100
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (a)	845,000	776,724
LPL Holdings, Inc. 4% 3/15/29 (a)	1,520,000	1,383,200
MSCI, Inc. 3.25% 8/15/33 (a)	310,000	261,950
OneMain Finance Corp.:
3.5% 1/15/27	1,145,000	1,005,905
6.875% 3/15/25	1,105,000	1,110,525
7.125% 3/15/26	500,000	506,250
		12,297,470
Diversified Media - 0.6%
Lamar Media Corp. 3.625% 1/15/31	915,000	796,050
Nielsen Finance LLC/Nielsen Finance Co. 5.625% 10/1/28 (a)	910,000	881,817
		1,677,867
Energy - 17.6%
Apache Corp.:
4.25% 1/15/30	215,000	199,748
5.1% 9/1/40	600,000	543,000
5.25% 2/1/42	905,000	832,600
5.35% 7/1/49	150,000	131,625
Cheniere Energy Partners LP:
3.25% 1/31/32 (a)	385,000	329,175
4% 3/1/31	1,625,000	1,470,796
Cheniere Energy, Inc. 4.625% 10/15/28	1,085,000	1,049,738
Citgo Petroleum Corp. 6.375% 6/15/26 (a)	1,160,000	1,152,808
CNX Midstream Partners LP 4.75% 4/15/30 (a)	160,000	147,200
Colgate Energy Partners III LLC 5.875% 7/1/29 (a)	200,000	198,000
Continental Resources, Inc. 5.75% 1/15/31 (a)	1,630,000	1,666,414
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (a)	1,928,000	1,877,390
5.75% 4/1/25	3,007,000	2,971,126
CVR Energy, Inc.:
5.25% 2/15/25 (a)	1,200,000	1,160,880
5.75% 2/15/28 (a)	150,000	140,592
DCP Midstream Operating LP:
5.375% 7/15/25	640,000	643,200
5.6% 4/1/44	85,000	81,258
6.45% 11/3/36 (a)	380,000	424,876
8.125% 8/16/30	25,000	29,375
Endeavor Energy Resources LP/EER Finance, Inc.:
5.75% 1/30/28 (a)	735,000	736,896
6.625% 7/15/25 (a)	170,000	174,675
EnLink Midstream LLC 5.625% 1/15/28 (a)	195,000	193,225
EnLink Midstream Partners LP:
5.05% 4/1/45	255,000	196,327
5.45% 6/1/47	530,000	429,300
5.6% 4/1/44	895,000	738,442
EQM Midstream Partners LP:
4.75% 1/15/31 (a)	985,000	878,226
5.5% 7/15/28	800,000	764,000
6.5% 7/1/27 (a)	785,000	792,850
6.5% 7/15/48	485,000	446,200
EQT Corp. 3.9% 10/1/27	1,450,000	1,388,332
Hess Midstream Partners LP:
5.125% 6/15/28 (a)	1,070,000	1,035,225
5.625% 2/15/26 (a)	2,310,000	2,310,000
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (a)	330,000	328,565
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28 (a)	1,360,000	1,293,918
6.375% 4/15/27 (a)	270,000	275,400
New Fortress Energy, Inc. 6.5% 9/30/26 (a)	1,040,000	1,006,533
Occidental Petroleum Corp.:
3.5% 8/15/29	810,000	756,338
4.2% 3/15/48	530,000	439,238
4.3% 8/15/39	260,000	220,831
4.4% 4/15/46	815,000	698,944
4.4% 8/15/49	920,000	780,441
5.55% 3/15/26	1,275,000	1,306,875
6.125% 1/1/31	1,310,000	1,376,889
6.2% 3/15/40	255,000	263,961
7.875% 9/15/31	170,000	198,761
8.875% 7/15/30	580,000	696,632
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (a)	2,630,000	2,722,050
Rockies Express Pipeline LLC:
4.8% 5/15/30 (a)	1,285,000	1,176,989
4.95% 7/15/29 (a)	495,000	463,335
6.875% 4/15/40 (a)	190,000	180,500
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	1,140,000	1,025,122
5.875% 3/15/28	1,695,000	1,669,575
6% 4/15/27	25,000	25,187
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (a)	320,000	292,400
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (a)	225,000	209,736
6% 3/1/27 (a)	980,000	940,800
6% 12/31/30 (a)	1,190,000	1,100,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.5% 3/1/30	255,000	252,769
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (a)	480,000	438,000
3.875% 11/1/33 (a)	380,000	330,619
4.125% 8/15/31 (a)	460,000	417,450
Western Gas Partners LP:
4.55% 2/1/30	2,375,000	2,181,889
4.65% 7/1/26	808,000	796,890
		49,000,886
Environmental - 1.1%
Darling Ingredients, Inc. 5.25% 4/15/27 (a)	970,000	970,000
Madison IAQ LLC 4.125% 6/30/28 (a)	1,630,000	1,430,325
Stericycle, Inc. 3.875% 1/15/29 (a)	815,000	718,708
		3,119,033
Food & Drug Retail - 1.8%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 3.5% 3/15/29 (a)	3,810,000	3,209,544
BellRing Brands, Inc. 7% 3/15/30 (a)	350,000	342,125
Emergent BioSolutions, Inc. 3.875% 8/15/28 (a)	1,590,000	1,349,513
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (a)	190,000	166,890
		5,068,072
Food/Beverage/Tobacco - 3.1%
JBS U.S.A. Lux SA / JBS Food Co. 5.5% 1/15/30 (a)	2,525,000	2,493,438
Kraft Heinz Foods Co.:
3% 6/1/26	1,385,000	1,323,829
3.875% 5/15/27	1,820,000	1,779,736
Post Holdings, Inc.:
4.625% 4/15/30 (a)	2,135,000	1,825,425
5.5% 12/15/29 (a)	590,000	536,900
5.625% 1/15/28 (a)	405,000	382,928
U.S. Foods, Inc. 4.625% 6/1/30 (a)	180,000	161,100
		8,503,356
Gaming - 3.4%
Melco Resorts Finance Ltd.:
4.875% 6/6/25 (a)	1,225,000	1,094,672
5.375% 12/4/29 (a)	465,000	372,098
5.75% 7/21/28 (a)	710,000	589,655
MGM Resorts International 5.75% 6/15/25	866,000	860,137
VICI Properties LP / VICI Note Co.:
4.25% 12/1/26 (a)	1,210,000	1,146,632
4.5% 9/1/26 (a)	1,300,000	1,287,000
4.5% 1/15/28 (a)	1,525,000	1,502,125
4.625% 6/15/25 (a)	245,000	243,775
4.625% 12/1/29 (a)	925,000	868,575
5.75% 2/1/27 (a)	270,000	278,100
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (a)	870,000	800,113
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125% 10/1/29 (a)	380,000	332,736
		9,375,618
Healthcare - 7.8%
180 Medical, Inc. 3.875% 10/15/29 (a)	200,000	178,000
Avantor Funding, Inc. 4.625% 7/15/28 (a)	1,195,000	1,136,792
Catalent Pharma Solutions 3.5% 4/1/30 (a)	1,700,000	1,478,677
Centene Corp.:
2.45% 7/15/28	75,000	65,441
2.5% 3/1/31	1,665,000	1,384,031
4.25% 12/15/27	1,635,000	1,585,950
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (a)	315,000	285,075
4.25% 5/1/28 (a)	90,000	85,908
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (a)	2,465,000	2,144,550
Grifols Escrow Issuer SA 4.75% 10/15/28 (a)	200,000	182,500
HCA Holdings, Inc. 5.375% 9/1/26	3,960,000	4,053,064
HealthEquity, Inc. 4.5% 10/1/29 (a)	160,000	146,200
Hologic, Inc. 4.625% 2/1/28 (a)	1,650,000	1,613,898
IQVIA, Inc. 5% 5/15/27 (a)	820,000	812,472
Jazz Securities DAC 4.375% 1/15/29 (a)	350,000	322,438
Molina Healthcare, Inc. 3.875% 5/15/32 (a)	510,000	447,770
Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/28 (a)	840,000	781,452
Owens & Minor, Inc. 4.5% 3/31/29 (a)	280,000	251,880
RP Escrow Issuer LLC 5.25% 12/15/25 (a)	1,035,000	962,550
Teleflex, Inc. 4.25% 6/1/28 (a)	235,000	221,488
Tenet Healthcare Corp.:
4.625% 6/15/28 (a)	1,810,000	1,705,925
4.875% 1/1/26 (a)	595,000	582,609
5.125% 11/1/27 (a)	1,200,000	1,165,158
		21,593,828
Homebuilders/Real Estate - 2.0%
Century Communities, Inc. 3.875% 8/15/29 (a)	460,000	387,591
HAT Holdings I LLC/HAT Holdings II LLC 3.375% 6/15/26 (a)	495,000	454,672
Howard Hughes Corp. 4.375% 2/1/31 (a)	700,000	622,594
Kennedy-Wilson, Inc. 4.75% 2/1/30	770,000	694,925
Ryan Specialty Group LLC 4.375% 2/1/30 (a)	540,000	492,496
Service Properties Trust:
3.95% 1/15/28	75,000	59,438
4.375% 2/15/30	725,000	556,423
4.95% 2/15/27	1,090,000	944,564
4.95% 10/1/29	445,000	355,694
5.5% 12/15/27	415,000	377,650
TopBuild Corp. 4.125% 2/15/32 (a)	810,000	697,861
		5,643,908
Hotels - 1.6%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (a)	1,165,000	986,604
4% 5/1/31 (a)	2,780,000	2,486,293
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	445,000	440,550
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (a)	525,000	489,321
		4,402,768
Insurance - 0.4%
Alliant Holdings Intermediate LLC 4.25% 10/15/27 (a)	1,075,000	992,816
Leisure - 1.9%
Carnival Corp.:
7.625% 3/1/26 (a)	675,000	661,500
10.5% 2/1/26 (a)	2,005,000	2,205,500
NCL Corp. Ltd. 5.875% 2/15/27 (a)	350,000	333,634
Royal Caribbean Cruises Ltd.:
5.5% 4/1/28 (a)	1,200,000	1,095,000
9.125% 6/15/23 (a)	230,000	237,437
11.5% 6/1/25 (a)	593,000	644,146
		5,177,217
Metals/Mining - 0.4%
FMG Resources Pty Ltd. 4.5% 9/15/27 (a)	15,000	14,213
Howmet Aerospace, Inc. 5.95% 2/1/37	45,000	45,475
HudBay Minerals, Inc. 4.5% 4/1/26 (a)	240,000	221,893
Mineral Resources Ltd. 8% 11/1/27 (a)	400,000	398,500
Novelis Corp. 3.875% 8/15/31 (a)	385,000	330,138
		1,010,219
Paper - 0.1%
Glatfelter Corp. 4.75% 11/15/29 (a)	310,000	248,000
Restaurants - 0.1%
Yum! Brands, Inc. 3.625% 3/15/31	500,000	429,631
Services - 4.7%
ADT Corp.:
4.125% 8/1/29 (a)	385,000	326,877
4.875% 7/15/32 (a)	565,000	478,131
AECOM 5.125% 3/15/27	1,485,000	1,468,294
Aramark Services, Inc. 5% 2/1/28 (a)	1,685,000	1,571,347
ASGN, Inc. 4.625% 5/15/28 (a)	2,740,000	2,545,460
Booz Allen Hamilton, Inc. 4% 7/1/29 (a)	155,000	142,970
Fair Isaac Corp. 4% 6/15/28 (a)	450,000	411,129
Gartner, Inc. 3.625% 6/15/29 (a)	220,000	196,900
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (a)	1,030,000	1,027,219
Iron Mountain, Inc. 4.875% 9/15/29 (a)	1,115,000	1,021,390
Prime Securities Services Borrower LLC/Prime Finance, Inc. 3.375% 8/31/27 (a)	2,225,000	1,899,015
Service Corp. International 5.125% 6/1/29	1,425,000	1,405,660
TriNet Group, Inc. 3.5% 3/1/29 (a)	710,000	643,438
		13,137,830
Steel - 0.0%
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (a)	110,000	99,000
Super Retail - 1.4%
Asbury Automotive Group, Inc.:
4.625% 11/15/29 (a)	245,000	220,532
5% 2/15/32 (a)	260,000	230,750
Bath & Body Works, Inc. 6.625% 10/1/30 (a)	1,170,000	1,163,688
Gap, Inc. 3.875% 10/1/31 (a)	385,000	306,922
Hanesbrands, Inc. 4.875% 5/15/26 (a)	1,115,000	1,089,913
Levi Strauss & Co. 3.5% 3/1/31 (a)	630,000	544,950
The William Carter Co. 5.625% 3/15/27 (a)	465,000	463,349
		4,020,104
Technology - 3.9%
Block, Inc. 2.75% 6/1/26 (a)	380,000	346,568
Crowdstrike Holdings, Inc. 3% 2/15/29	525,000	467,250
Entegris, Inc. 4.375% 4/15/28 (a)	730,000	677,075
Gartner, Inc. 4.5% 7/1/28 (a)	660,000	632,554
II-VI, Inc. 5% 12/15/29 (a)	1,600,000	1,500,000
Match Group Holdings II LLC:
3.625% 10/1/31 (a)	575,000	478,343
4.125% 8/1/30 (a)	265,000	236,844
MicroStrategy, Inc. 6.125% 6/15/28 (a)	540,000	494,732
onsemi 3.875% 9/1/28 (a)	545,000	505,599
Open Text Corp. 3.875% 2/15/28 (a)	655,000	596,563
Open Text Holdings, Inc. 4.125% 2/15/30 (a)	130,000	115,375
Qorvo, Inc.:
3.375% 4/1/31 (a)	1,115,000	933,902
4.375% 10/15/29	500,000	464,525
Roblox Corp. 3.875% 5/1/30 (a)	935,000	804,100
Sensata Technologies, Inc. 3.75% 2/15/31 (a)	1,165,000	985,054
TTM Technologies, Inc. 4% 3/1/29 (a)	550,000	481,250
Twilio, Inc. 3.875% 3/15/31	350,000	300,815
Viavi Solutions, Inc. 3.75% 10/1/29 (a)	770,000	692,792
		10,713,341
Telecommunications - 9.3%
Altice Financing SA:
5% 1/15/28 (a)	340,000	283,808
5.75% 8/15/29 (a)	1,380,000	1,162,664
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (a)	1,510,000	1,460,925
Level 3 Financing, Inc.:
4.25% 7/1/28 (a)	2,645,000	2,235,025
4.625% 9/15/27 (a)	2,100,000	1,887,375
Lumen Technologies, Inc.:
5.125% 12/15/26 (a)	2,585,000	2,326,500
6.875% 1/15/28	60,000	57,150
Millicom International Cellular SA:
4.5% 4/27/31 (a)	1,890,000	1,628,944
5.125% 1/15/28 (a)	900,000	850,950
Sable International Finance Ltd. 5.75% 9/7/27 (a)	2,610,000	2,570,041
SBA Communications Corp. 3.875% 2/15/27	750,000	711,900
Sprint Capital Corp.:
6.875% 11/15/28	3,545,000	3,890,957
8.75% 3/15/32	1,150,000	1,461,449
Telecom Italia Capital SA:
6% 9/30/34	295,000	257,671
7.2% 7/18/36	2,965,000	2,674,619
Virgin Media Finance PLC 5% 7/15/30 (a)	105,000	91,350
Virgin Media Secured Finance PLC 5.5% 5/15/29 (a)	740,000	684,500
Windstream Escrow LLC 7.75% 8/15/28 (a)	1,560,000	1,485,900
		25,721,728
Textiles/Apparel - 0.2%
Crocs, Inc. 4.125% 8/15/31 (a)	405,000	323,214
Foot Locker, Inc. 4% 10/1/29 (a)	200,000	166,500
Kontoor Brands, Inc. 4.125% 11/15/29 (a)	130,000	112,775
		602,489
Transportation Ex Air/Rail - 0.1%
Seaspan Corp. 5.5% 8/1/29 (a)	385,000	339,763
Utilities - 6.5%
Clearway Energy Operating LLC:
3.75% 2/15/31 (a)	1,615,000	1,388,900
4.75% 3/15/28 (a)	195,000	184,275
DCP Midstream Operating LP 5.625% 7/15/27	1,035,000	1,050,132
Global Partners LP/GLP Finance Corp. 7% 8/1/27	997,000	974,568
InterGen NV 7% 6/30/23 (a)	1,635,000	1,594,125
NextEra Energy Partners LP 4.25% 9/15/24 (a)	158,000	155,235
NRG Energy, Inc.:
3.625% 2/15/31 (a)	1,666,000	1,386,945
5.25% 6/15/29 (a)	625,000	588,669
5.75% 1/15/28	865,000	845,538
6.625% 1/15/27	729,000	738,113
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	1,611,564	1,647,824
PG&E Corp.:
5% 7/1/28	2,685,000	2,470,710
5.25% 7/1/30	2,115,000	1,922,091
Pike Corp. 5.5% 9/1/28 (a)	1,100,000	998,250
TerraForm Power Operating LLC 4.75% 1/15/30 (a)	130,000	117,000
Vertiv Group Corp. 4.125% 11/15/28 (a)	945,000	823,331
Vistra Operations Co. LLC 5% 7/31/27 (a)	1,395,000	1,328,738
		18,214,444

TOTAL NONCONVERTIBLE BONDS		252,710,578

TOTAL CORPORATE BONDS
(Cost $275,687,573)		254,436,963
	Shares	Value

Common Stocks - 0.3%
Energy - 0.3%
Jonah Energy Parent LLC (c)(d)
(Cost $163,305)	11,874	800,664
	Principal Amount	Value

Bank Loan Obligations - 0.9%
Broadcasting - 0.1%
Diamond Sports Group LLC:
1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 8.000% 9% 5/25/26 (e)(f)(g)	233,927	237,398
2LN, term loan 3 month U.S. LIBOR + 3.250% 3.6555% 8/24/26 (e)(f)(g)	208,409	69,035

TOTAL BROADCASTING		306,433

Gaming - 0.4%
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.77% 10/20/24 (e)(f)(g)	1,218,426	1,213,102
Insurance - 0.1%
Alliant Holdings Intermediate LLC Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.0513% 11/6/27 (e)(f)(g)	352,230	349,412
Services - 0.3%
ABG Intermediate Holdings 2 LLC:
Tranche B1 LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4% 12/21/28 (e)(f)(g)	16,119	15,978
Tranche B2 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4% 1/31/29 (e)(f)(g)	102,761	101,862
Tranche B3 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4% 12/21/28 (e)(f)(g)	16,119	15,978
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 6.25% 12/10/29 (e)(f)(g)	50,000	49,313
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.2637% 12/10/28 (e)(f)(g)	503,737	497,169

TOTAL SERVICES		680,300

TOTAL BANK LOAN OBLIGATIONS
(Cost $2,583,436)		2,549,247

Preferred Securities - 1.3%
Banks & Thrifts - 1.3%
Ally Financial, Inc. 4.7% (Cost $4,200,000)(e)(h)	4,200,000	3,668,282
	Shares	Value

Money Market Funds - 4.7%
Fidelity Cash Central Fund 0.32% (i)
(Cost $13,061,727)	13,059,115	13,061,727
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $295,696,041)		274,516,883
NET OTHER ASSETS (LIABILITIES) - 1.2%		3,416,403
NET ASSETS - 100%		$277,933,286

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $167,641,575 or 60.3% of net assets.

 (b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (c) Non-income producing

 (d) Level 3 security

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.32%	$4,474,228	$165,207,532	$156,620,033	$10,872	$--	$--	$13,061,727	0.0%
Total	$4,474,228	$165,207,532	$156,620,033	$10,872	$--	$--	$13,061,727

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$800,664	$--	$--	$800,664
Corporate Bonds	254,436,963	--	254,436,963	--
Bank Loan Obligations	2,549,247	--	2,549,247	--
Preferred Securities	3,668,282	--	3,668,282	--
Money Market Funds	13,061,727	13,061,727	--	--
Total Investments in Securities:	$274,516,883	$13,061,727	$260,654,492	$800,664

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $282,634,314)	$261,455,156
Fidelity Central Funds (cost $13,061,727)	13,061,727
Total Investment in Securities (cost $295,696,041)		$274,516,883
Cash		8,351
Receivable for investments sold		995,125
Receivable for fund shares sold		145,864
Interest receivable		3,667,068
Distributions receivable from Fidelity Central Funds		1,698
Prepaid expenses		125
Receivable from investment adviser for expense reductions		6,202
Total assets		279,341,316
Liabilities
Payable for investments purchased	$400,000
Payable for fund shares redeemed	607,912
Distributions payable	143,653
Accrued management fee	140,696
Other affiliated payables	50,304
Other payables and accrued expenses	65,465
Total liabilities		1,408,030
Net Assets		$277,933,286
Net Assets consist of:
Paid in capital		$309,084,001
Total accumulated earnings (loss)		(31,150,715)
Net Assets		$277,933,286
Net Asset Value, offering price and redemption price per share ($277,933,286 ÷ 34,772,631 shares)		$7.99

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2022
Investment Income
Dividends		$160,662
Interest		15,805,242
Income from Fidelity Central Funds		10,872
Total income		15,976,776
Expenses
Management fee	$1,999,966
Transfer agent fees	492,057
Accounting fees and expenses	151,792
Custodian fees and expenses	5,196
Independent trustees' fees and expenses	1,334
Registration fees	28,702
Audit	77,639
Legal	952
Interest	1,113
Miscellaneous	1,518
Total expenses before reductions	2,760,269
Expense reductions	(27,480)
Total expenses after reductions		2,732,789
Net investment income (loss)		13,243,987
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,092,913)
Total net realized gain (loss)		(2,092,913)
Change in net unrealized appreciation (depreciation) on investment securities		(31,676,232)
Net gain (loss)		(33,769,145)
Net increase (decrease) in net assets resulting from operations		$(20,525,158)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2022	Year ended April 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,243,987	$17,290,302
Net realized gain (loss)	(2,092,913)	4,095,771
Change in net unrealized appreciation (depreciation)	(31,676,232)	23,260,705
Net increase (decrease) in net assets resulting from operations	(20,525,158)	44,646,778
Distributions to shareholders	(13,518,187)	(16,992,928)
Share transactions
Proceeds from sales of shares	48,014,625	208,034,033
Reinvestment of distributions	11,416,988	13,360,332
Cost of shares redeemed	(132,087,012)	(211,925,810)
Net increase (decrease) in net assets resulting from share transactions	(72,655,399)	9,468,555
Total increase (decrease) in net assets	(106,698,744)	37,122,405
Net Assets
Beginning of period	384,632,030	347,509,625
End of period	$277,933,286	$384,632,030
Other Information
Shares
Sold	5,431,596	24,091,503
Issued in reinvestment of distributions	1,308,964	1,524,250
Redeemed	(15,398,227)	(24,172,829)
Net increase (decrease)	(8,657,667)	1,442,924

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Focused High Income Fund

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$8.86	$8.28	$8.65	$8.47	$8.67
Income from Investment Operations
Net investment income (loss)A,B	.317	.340	.374	.399	.380
Net realized and unrealized gain (loss)	(.863)	.574	(.378)	.190	(.219)
Total from investment operations	(.546)	.914	(.004)	.589	.161
Distributions from net investment income	(.324)	(.334)	(.366)	(.409)	(.362)
Total distributions	(.324)	(.334)	(.366)	(.409)	(.362)
Redemption fees added to paid in capitalA	–	–	–	–	.001
Net asset value, end of period	$7.99	$8.86	$8.28	$8.65	$8.47
Total ReturnC	(6.41)%	11.16%	(.16)%	7.21%	1.86%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	.75%	.75%	.78%	.79%	.80%
Expenses net of fee waivers, if any	.75%	.75%	.78%	.79%	.80%
Expenses net of all reductions	.75%	.75%	.78%	.78%	.79%
Net investment income (loss)	3.62%	3.88%	4.31%	4.73%	4.38%
Supplemental Data
Net assets, end of period (000 omitted)	$277,933	$384,632	$347,510	$302,781	$397,850
Portfolio turnover rateF	20%	73%	43%	49%	47%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2022

1. Organization.

Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, prior period premium and discount on debt securities and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,493,880
Gross unrealized depreciation	(23,892,686)
Net unrealized appreciation (depreciation)	$(20,398,806)
Tax Cost	$294,915,689

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$64,664
Capital loss carryforward	$(10,816,572)
Net unrealized appreciation (depreciation) on securities and other investments	$(20,398,806)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(9,345,990)
Long-term	(1,470,582)
Total capital loss carryforward	$(10,816,572)

The tax character of distributions paid was as follows:

	April 30, 2022	April 30, 2021
Ordinary Income	$13,518,187	$ 16,992,928

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Focused High Income Fund	70,395,315	141,089,044

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Focused High Income Fund	.04

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Focused High Income Fund	Borrower	$23,641,000.57%		$1,113

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Focused High Income Fund	$618

7. Expense Reductions.

Effective June 1, 2021, the investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .75% of average net assets. This reimbursement will remain in place through August 31, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $21,403.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $99.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $5,978.

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Focused High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Focused High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, agent banks, brokers and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 324 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2021 to April 30, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period-B November 1, 2021 to April 30, 2022
Fidelity Focused High Income Fund	.75%
Actual		$1,000.00	$915.90	$3.56
Hypothetical-C		$1,000.00	$1,021.08	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $11,959,235 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $13,508,659 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

FFH-ANN-0622
1.801606.117

Fidelity® Series High Income Fund

Annual Report

April 30, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series High Income Fund	(2.24)%	4.06%	5.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series High Income Fund on April 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$16,342	Fidelity® Series High Income Fund
$16,592	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index returned -4.96% for the 12 months ending April 30, 2022. After posting a solid gain in 2021, high-yield bonds retreated to begin the new year amid several major headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively wind down its balance sheet in an attempt to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing high yield included surging commodity prices, rising bond yields, supply constraint and disruption, and the potential for variants of the coronavirus to upend the economy. Against this dynamic backdrop, the index returned -2.74% in January and -0.90% in February amid an intensifying flight from risk. Volatility eased in March and credit fundamentals remained healthy, but high yield still lost ground (-0.92%) for the month. April saw the downtrend continue, with the index returning -3.63% amid clearer signals of the Fed’s intension to tighten monetary policy and angst about the economic toll of “zero-COVID” lockdowns in China. For the full 12 months, higher-duration BB-rated bonds slightly trailed lower-quality credits. By sector, energy rode a surge in commodity prices and led the way with a modest gain. All other groups declined. Notable laggards included cable/satellite TV, telecommunications, health care, utilities and food/beverage/tobacco.

Comments from Co-Managers Benjamin Harrison, Alexandre Karam, and Michael Weaver:  For the fiscal year, the fund returned -2.24%, outperforming the -4.96% result of the benchmark ICE BofA® US High Yield Constrained Index. The fund's core allocation to high-yield bonds returned -5.41% and detracted from performance versus the benchmark. By industry, security selection was the primary contributor, especially in food & drug retail. Security selection and an overweighting in services and security picks in energy also lifted the fund's relative result. The biggest individual relative contributor was an overweight position in Bi-Lo (+78%). Bi-Lo was among the largest holdings in the fund. The fund's non-benchmark stake in Mesquite Energy, one of the biggest holdings as of April 30, gained 116%. The fund's out-of-benchmark stake in Jonah Energy gained about 350%. Conversely, the largest detractor from performance versus the benchmark was an overweighting in telecommunications. Security selection in technology and broadcasting also hurt the fund's relative performance. The biggest individual relative detractor was an overweight position in Altice Financial (-10%). Altice Financial was among our largest holdings. Also hampering performance was our outsized stake in Rackspace Hosting, which returned -14%. Another notable relative detractor was an overweighting in Altice USA (-17%). By quality, security selection in unrated bonds added the most value versus the benchmark, while security choices among CCC-rated bonds hurt the most. Notable changes in positioning include decreased exposure to the gaming industry and a higher allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 3, 2022, Benjamin Harrison assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Top Bond Issuers as of April 30, 2022

(by issuer, excluding cash equivalents)	% of fund's net assets
Uniti Group LP / Uniti Group Finance, Inc.	1.9
New Fortress Energy, Inc.	1.8
Community Health Systems, Inc.	1.8
Altice France SA	1.6
Mesquite Energy, Inc.	1.7
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	1.6
Southeastern Grocers, Inc.	1.5
Bombardier, Inc.	1.5
Carnival Corp.	1.5
C&W Senior Financing Designated Activity Co.	1.3
16.2

Top Five Market Sectors as of April 30, 2022

% of fund's net assets
Energy	16.9
Telecommunications	10.1
Healthcare	9.1
Services	6.2
Technology	6.1

Quality Diversification (% of fund's net assets)

As of April 30, 2022
BBB	1.4%
BB	25.6%
B	50.1%
CCC,CC,C	14.5%
Not Rated	2.2%
Equities	3.6%
Short-Term Investments and Net Other Assets	2.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2022*
Nonconvertible Bonds	88.4%
Convertible Bonds, Preferred Stocks	1.6%
Common Stocks	3.3%
Bank Loan Obligations	3.8%
Other	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 21.3%

Geographic Diversification (% of fund's net assets)

As of April 30, 2022
United States of America*	78.7%
Canada	4.5%
Luxembourg	2.9%
Netherlands	2.0%
Ireland	1.7%
France	1.7%
United Kingdom	1.7%
Multi-National	1.6%
Panama	1.5%
Other	3.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments April 30, 2022

Showing Percentage of Net Assets

Corporate Bonds - 90.0%
	Principal Amount	Value
Convertible Bonds - 1.6%
Broadcasting - 0.5%
DISH Network Corp.:
2.375% 3/15/24	$3,506,000	$3,258,827
3.375% 8/15/26	5,466,000	4,687,095
		7,945,922
Energy - 1.1%
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	1,175,827	6,067,267
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	2,028,327	9,431,721
		15,498,988

TOTAL CONVERTIBLE BONDS		23,444,910

Nonconvertible Bonds - 88.4%
Aerospace - 4.4%
Allegheny Technologies, Inc.:
4.875% 10/1/29	2,995,000	2,725,180
5.875% 12/1/27	10,750,000	10,373,750
Bombardier, Inc.:
6% 2/15/28 (c)	3,555,000	3,075,075
7.125% 6/15/26 (c)	4,175,000	3,841,000
7.5% 3/15/25 (c)	5,166,000	5,011,020
7.875% 4/15/27 (c)	10,718,000	9,984,567
BWX Technologies, Inc. 4.125% 6/30/28 (c)	3,997,000	3,707,218
Kaiser Aluminum Corp.:
4.5% 6/1/31 (c)	1,920,000	1,656,000
4.625% 3/1/28 (c)	3,880,000	3,559,900
Moog, Inc. 4.25% 12/15/27 (c)	3,715,000	3,459,594
TransDigm, Inc.:
4.625% 1/15/29	2,335,000	2,031,870
5.5% 11/15/27	15,420,000	14,109,300
7.5% 3/15/27	1,455,000	1,465,913
		65,000,387
Automotive & Auto Parts - 0.3%
Ford Motor Credit Co. LLC:
2.9% 2/10/29	2,715,000	2,260,238
3.815% 11/2/27	1,640,000	1,492,400
		3,752,638
Banks & Thrifts - 0.1%
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (c)	970,000	898,239
Broadcasting - 1.3%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (c)	9,005,000	3,331,850
Sinclair Television Group, Inc.:
5.125% 2/15/27 (c)	3,880,000	3,398,996
5.5% 3/1/30 (c)	1,670,000	1,365,509
Sirius XM Radio, Inc.:
4% 7/15/28 (c)	2,505,000	2,263,894
4.125% 7/1/30 (c)	845,000	741,986
TEGNA, Inc.:
4.625% 3/15/28	1,895,000	1,823,369
5% 9/15/29	725,000	703,250
Univision Communications, Inc.:
4.5% 5/1/29 (c)	2,170,000	1,947,575
6.625% 6/1/27 (c)	3,080,000	3,087,700
		18,664,129
Building Materials - 0.5%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	4,029,000	3,893,021
Builders FirstSource, Inc. 4.25% 2/1/32 (c)	2,210,000	1,886,788
SRS Distribution, Inc.:
4.625% 7/1/28 (c)	1,335,000	1,222,206
6% 12/1/29 (c)	1,230,000	1,079,325
		8,081,340
Cable/Satellite TV - 3.7%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (c)	3,680,000	3,101,504
4.5% 8/15/30 (c)	2,885,000	2,517,163
4.5% 5/1/32	4,540,000	3,818,844
4.5% 6/1/33 (c)	3,195,000	2,613,893
4.75% 3/1/30 (c)	4,755,000	4,249,781
CSC Holdings LLC:
4.125% 12/1/30 (c)	2,050,000	1,691,250
4.625% 12/1/30 (c)	6,510,000	4,980,150
5.375% 2/1/28 (c)	4,690,000	4,306,053
5.75% 1/15/30 (c)	3,435,000	2,851,050
7.5% 4/1/28 (c)	4,070,000	3,751,930
Dolya Holdco 18 DAC 5% 7/15/28 (c)	1,680,000	1,526,213
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)	3,625,000	3,338,226
6.5% 9/15/28 (c)	8,060,000	7,092,800
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)	5,400,000	5,157,000
Ziggo Bond Co. BV 5.125% 2/28/30 (c)	2,090,000	1,813,075
Ziggo BV 4.875% 1/15/30 (c)	1,705,000	1,511,056
		54,319,988
Capital Goods - 0.7%
Mueller Water Products, Inc. 4% 6/15/29 (c)	1,905,000	1,704,975
Vertical Holdco GmbH 7.625% 7/15/28 (c)	1,130,000	1,087,625
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (c)	7,365,000	6,899,679
		9,692,279
Chemicals - 3.8%
Axalta Coating Systems LLC 3.375% 2/15/29 (c)	1,320,000	1,142,104
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (c)	1,600,000	1,520,000
CVR Partners LP 6.125% 6/15/28 (c)	2,377,000	2,329,460
Element Solutions, Inc. 3.875% 9/1/28 (c)	2,499,000	2,233,481
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (c)	4,400,000	3,894,000
7% 12/31/27 (c)	440,000	347,600
LSB Industries, Inc. 6.25% 10/15/28 (c)	4,080,000	3,998,155
Methanex Corp.:
5.125% 10/15/27	4,800,000	4,608,000
5.65% 12/1/44	2,262,000	1,979,250
NOVA Chemicals Corp.:
4.25% 5/15/29 (c)	1,900,000	1,643,500
5% 5/1/25 (c)	940,000	930,600
5.25% 6/1/27 (c)	5,320,000	5,040,700
Nufarm Australia Ltd. 5% 1/27/30 (c)	2,575,000	2,433,375
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (c)	2,030,000	1,793,830
6.25% 10/1/29 (c)	2,255,000	1,871,650
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (c)	1,550,000	1,414,375
The Chemours Co. LLC:
4.625% 11/15/29 (c)	1,645,000	1,424,981
5.375% 5/15/27	2,604,000	2,512,860
5.75% 11/15/28 (c)	12,755,000	11,957,813
W.R. Grace Holding LLC 5.625% 8/15/29 (c)	3,140,000	2,674,966
		55,750,700
Consumer Products - 0.5%
Diamond BC BV 4.625% 10/1/29 (c)	3,275,000	2,817,253
Michaels Companies, Inc.:
5.25% 5/1/28 (c)	1,425,000	1,224,674
7.875% 5/1/29 (c)	1,100,000	866,250
Nordstrom, Inc.:
4.25% 8/1/31	1,630,000	1,381,566
4.375% 4/1/30	1,090,000	948,594
		7,238,337
Containers - 0.8%
Graphic Packaging International, Inc. 3.75% 2/1/30 (c)	860,000	753,988
OI European Group BV 4.75% 2/15/30 (c)	750,000	660,000
Sealed Air Corp. 5% 4/15/29 (c)	2,240,000	2,223,200
Trivium Packaging Finance BV:
5.5% 8/15/26 (c)	4,574,000	4,419,628
8.5% 8/15/27 (c)	4,080,000	4,029,000
		12,085,816
Diversified Financial Services - 2.4%
Coinbase Global, Inc. 3.375% 10/1/28 (c)	4,505,000	3,497,817
Hightower Holding LLC 6.75% 4/15/29 (c)	2,245,000	2,068,319
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	3,160,000	2,726,227
5.25% 5/15/27	7,725,000	7,184,250
6.25% 5/15/26	4,350,000	4,312,677
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.:
4.25% 2/1/27 (c)	670,000	615,864
4.75% 6/15/29 (c)	2,920,000	2,619,474
OneMain Finance Corp.:
3.5% 1/15/27	3,265,000	2,868,368
3.875% 9/15/28	5,940,000	5,049,000
7.125% 3/15/26	4,845,000	4,905,563
		35,847,559
Diversified Media - 1.1%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (c)	8,065,000	7,329,069
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 7/15/29 (c)	1,905,000	1,800,320
5.625% 10/1/28 (c)	3,100,000	3,003,993
5.875% 10/1/30 (c)	1,460,000	1,400,198
Terrier Media Buyer, Inc. 8.875% 12/15/27 (c)	3,540,000	3,459,961
		16,993,541
Energy - 14.0%
Apache Corp. 4.25% 1/15/30	775,000	720,022
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (c)	2,540,000	2,311,400
CGG SA 8.75% 4/1/27 (c)	750,000	744,495
Cheniere Energy, Inc. 4.625% 10/15/28	3,725,000	3,603,938
Citgo Petroleum Corp.:
6.375% 6/15/26 (c)	11,475,000	11,403,855
7% 6/15/25 (c)	7,970,000	7,915,246
Colgate Energy Partners III LLC 5.875% 7/1/29 (c)	3,418,000	3,383,820
Comstock Resources, Inc.:
5.875% 1/15/30 (c)	3,470,000	3,339,216
6.75% 3/1/29 (c)	4,110,000	4,155,950
7.5% 5/15/25 (c)	739,000	754,150
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (c)	11,009,000	10,720,014
5.75% 4/1/25	5,685,000	5,617,178
6% 2/1/29 (c)	7,223,000	7,025,523
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29 (c)	1,295,000	1,267,301
5.625% 10/15/25 (c)	230,000	230,000
CVR Energy, Inc.:
5.25% 2/15/25 (c)	9,370,000	9,064,538
5.75% 2/15/28 (c)	7,100,000	6,654,688
Delek Logistics Partners LP 7.125% 6/1/28 (c)	4,755,000	4,545,114
DT Midstream, Inc. 4.125% 6/15/29 (c)	1,640,000	1,492,400
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (c)	433,000	434,117
EnLink Midstream LLC 5.625% 1/15/28 (c)	665,000	658,948
EQM Midstream Partners LP 6.5% 7/1/27 (c)	1,412,000	1,426,120
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29	3,460,000	3,373,716
Harvest Midstream I LP 7.5% 9/1/28 (c)	3,085,000	3,130,226
Hess Midstream Partners LP:
4.25% 2/15/30 (c)	1,115,000	1,022,778
5.125% 6/15/28 (c)	3,025,000	2,926,688
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 2/1/29 (c)	775,000	759,500
6.25% 11/1/28 (c)	775,000	771,629
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (c)	4,665,000	4,438,328
MEG Energy Corp.:
5.875% 2/1/29 (c)	1,860,000	1,820,698
7.125% 2/1/27 (c)	1,810,000	1,838,055
Mesquite Energy, Inc. 7.25% 2/15/23 (b)(c)(d)	10,580,000	1
New Fortress Energy, Inc.:
6.5% 9/30/26 (c)	12,170,000	11,778,369
6.75% 9/15/25 (c)	12,800,000	12,584,192
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	10,365,000	9,764,711
NGL Energy Partners LP/NGL Energy Finance Corp. 7.5% 11/1/23	2,185,000	2,026,588
Occidental Petroleum Corp.:
6.125% 1/1/31	2,315,000	2,433,204
6.45% 9/15/36	1,745,000	1,893,325
7.5% 5/1/31	6,540,000	7,455,600
7.875% 9/15/31	635,000	742,429
8.875% 7/15/30	2,170,000	2,606,365
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (c)	10,065,000	10,417,275
Rockies Express Pipeline LLC:
4.8% 5/15/30 (c)	145,000	132,812
4.95% 7/15/29 (c)	1,730,000	1,619,332
6.875% 4/15/40 (c)	655,000	622,250
SM Energy Co.:
5.625% 6/1/25	2,035,000	1,989,213
6.5% 7/15/28	1,720,000	1,695,662
6.75% 9/15/26	475,000	472,606
Southwestern Energy Co. 4.75% 2/1/32	1,640,000	1,550,833
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	1,920,000	1,726,522
5.875% 3/15/28	875,000	861,875
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (c)	1,155,000	1,055,381
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (c)	3,875,000	3,612,120
6% 3/1/27 (c)	7,565,000	7,262,400
6% 12/31/30 (c)	3,525,000	3,260,625
6% 9/1/31 (c)	3,695,000	3,371,688
7.5% 10/1/25 (c)	365,000	372,490
Transocean Guardian Ltd. 5.875% 1/15/24 (c)	1,224,922	1,172,447
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (c)	227,250	228,954
Transocean Pontus Ltd. 6.125% 8/1/25 (c)	621,150	610,249
Transocean Poseidon Ltd. 6.875% 2/1/27 (c)	946,875	911,102
Transocean Sentry Ltd. 5.375% 5/15/23 (c)	1,553,841	1,507,226
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (c)	2,135,000	1,948,188
4.125% 8/15/31 (c)	2,115,000	1,919,363
		207,155,048
Environmental - 1.0%
Madison IAQ LLC:
4.125% 6/30/28 (c)	3,730,000	3,273,075
5.875% 6/30/29 (c)	10,110,000	8,239,650
Stericycle, Inc.:
3.875% 1/15/29 (c)	2,775,000	2,447,134
5.375% 7/15/24 (c)	575,000	573,022
		14,532,881
Food & Drug Retail - 0.9%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (c)	9,110,000	7,674,264
4.875% 2/15/30 (c)	2,455,000	2,221,910
Emergent BioSolutions, Inc. 3.875% 8/15/28 (c)	3,440,000	2,919,700
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (c)	675,000	592,900
		13,408,774
Food/Beverage/Tobacco - 2.8%
C&S Group Enterprises LLC 5% 12/15/28 (c)	6,635,000	5,648,044
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (c)	4,490,000	4,433,875
6.5% 4/15/29 (c)	4,136,000	4,280,760
Lamb Weston Holdings, Inc. 4.125% 1/31/30 (c)	4,660,000	4,158,491
Performance Food Group, Inc.:
4.25% 8/1/29 (c)	965,000	857,624
5.5% 10/15/27 (c)	3,085,000	2,993,761
Post Holdings, Inc.:
4.625% 4/15/30 (c)	1,290,000	1,102,950
5.5% 12/15/29 (c)	1,575,000	1,433,250
Primo Water Holdings, Inc. 4.375% 4/30/29 (c)	5,030,000	4,378,187
TreeHouse Foods, Inc. 4% 9/1/28	2,445,000	1,992,235
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)	9,450,000	7,822,143
U.S. Foods, Inc.:
4.625% 6/1/30 (c)	820,000	733,900
4.75% 2/15/29 (c)	2,180,000	2,013,666
		41,848,886
Gaming - 3.1%
Affinity Gaming LLC 6.875% 12/15/27 (c)	4,130,000	3,868,323
Caesars Entertainment, Inc.:
4.625% 10/15/29 (c)	2,035,000	1,745,013
6.25% 7/1/25 (c)	2,675,000	2,704,077
8.125% 7/1/27 (c)	7,849,000	8,202,205
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% 1/15/30 (c)	4,500,000	3,893,040
Golden Entertainment, Inc. 7.625% 4/15/26 (c)	7,980,000	8,159,550
Jacobs Entertainment, Inc. 6.75% 2/15/29 (c)	975,000	955,208
Melco Resorts Finance Ltd.:
5.375% 12/4/29 (c)	1,610,000	1,288,338
5.75% 7/21/28 (c)	2,420,000	2,009,810
Premier Entertainment Sub LLC:
5.625% 9/1/29 (c)	2,725,000	2,180,000
5.875% 9/1/31 (c)	1,295,000	1,019,813
Station Casinos LLC 4.5% 2/15/28 (c)	1,665,000	1,511,279
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (c)	3,289,000	3,024,795
Wynn Macau Ltd.:
4.875% 10/1/24 (c)	3,137,000	2,803,694
5.5% 10/1/27 (c)	2,575,000	2,098,625
		45,463,770
Healthcare - 8.5%
180 Medical, Inc. 3.875% 10/15/29 (c)	2,565,000	2,282,850
AMN Healthcare 4% 4/15/29 (c)	3,205,000	2,900,525
Avantor Funding, Inc.:
3.875% 11/1/29 (c)	4,360,000	3,911,923
4.625% 7/15/28 (c)	4,885,000	4,647,052
Bausch Health Companies, Inc.:
5% 1/30/28 (c)	2,480,000	1,829,422
7% 1/15/28 (c)	4,015,000	3,312,375
Cano Health, Inc. 6.25% 10/1/28 (c)	3,310,000	3,053,475
Catalent Pharma Solutions 3.5% 4/1/30 (c)	4,245,000	3,692,343
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (c)	1,150,000	1,040,750
4.25% 5/1/28 (c)	472,000	450,538
Community Health Systems, Inc.:
4.75% 2/15/31 (c)	3,505,000	2,970,488
5.25% 5/15/30 (c)	3,850,000	3,375,103
5.625% 3/15/27 (c)	10,035,000	9,565,788
6% 1/15/29 (c)	3,665,000	3,464,121
6.125% 4/1/30 (c)	2,885,000	2,372,913
6.875% 4/15/29 (c)	3,575,000	3,135,347
8% 3/15/26 (c)	1,190,000	1,230,222
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (c)	2,070,000	1,873,350
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (c)	4,770,000	4,149,900
Embecta Corp. 5% 2/15/30 (c)	1,110,000	1,001,775
Grifols Escrow Issuer SA 4.75% 10/15/28 (c)	3,010,000	2,746,625
HealthEquity, Inc. 4.5% 10/1/29 (c)	4,830,000	4,413,413
Hologic, Inc.:
3.25% 2/15/29 (c)	3,405,000	3,033,395
4.625% 2/1/28 (c)	6,000	5,869
Jazz Securities DAC 4.375% 1/15/29 (c)	4,880,000	4,495,700
MEDNAX, Inc. 5.375% 2/15/30 (c)	1,880,000	1,751,690
Minerva Merger Sub, Inc. 6.5% 2/15/30 (c)	7,460,000	6,866,482
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (c)	785,000	686,875
Molina Healthcare, Inc. 3.875% 11/15/30 (c)	1,465,000	1,321,415
Option Care Health, Inc. 4.375% 10/31/29 (c)	3,270,000	2,939,632
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (c)	4,935,000	4,591,031
5.125% 4/30/31 (c)	2,160,000	1,952,100
Owens & Minor, Inc. 4.5% 3/31/29 (c)	1,010,000	908,569
Radiology Partners, Inc. 9.25% 2/1/28 (c)	3,750,000	3,562,500
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	5,310,000	4,938,300
Teleflex, Inc. 4.25% 6/1/28 (c)	930,000	876,525
Tenet Healthcare Corp.:
4.25% 6/1/29 (c)	4,015,000	3,627,512
4.375% 1/15/30 (c)	1,990,000	1,810,641
4.625% 6/15/28 (c)	3,850,000	3,628,625
6.125% 10/1/28 (c)	7,670,000	7,362,817
6.25% 2/1/27 (c)	2,741,000	2,720,443
Valeant Pharmaceuticals International, Inc. 8.5% 1/31/27 (c)	1,155,000	1,092,942
Vizient, Inc. 6.25% 5/15/27 (c)	385,000	397,513
		125,990,874
Homebuilders/Real Estate - 3.4%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (c)	985,000	828,823
Howard Hughes Corp.:
4.125% 2/1/29 (c)	1,325,000	1,193,008
4.375% 2/1/31 (c)	1,325,000	1,178,482
Kennedy-Wilson, Inc. 4.75% 2/1/30	5,055,000	4,562,138
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	5,825,000	5,589,146
Railworks Holdings LP 8.25% 11/15/28 (c)	2,855,000	2,833,588
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (c)	4,680,000	3,913,650
TopBuild Corp. 4.125% 2/15/32 (c)	3,680,000	3,170,528
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (c)	7,795,000	6,957,038
6.5% 2/15/29 (c)	23,441,000	20,227,473
		50,453,874
Hotels - 0.5%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (c)	3,710,000	3,141,888
3.75% 5/1/29 (c)	495,000	448,480
4% 5/1/31 (c)	1,790,000	1,600,887
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (c)	1,785,000	1,663,691
		6,854,946
Insurance - 1.5%
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (c)	4,740,000	4,377,627
6.75% 10/15/27 (c)	13,390,000	12,661,986
AmWINS Group, Inc. 4.875% 6/30/29 (c)	4,315,000	3,949,649
AssuredPartners, Inc. 5.625% 1/15/29 (c)	1,355,000	1,191,668
		22,180,930
Leisure - 3.1%
Carnival Corp.:
4% 8/1/28 (c)	4,020,000	3,623,025
5.75% 3/1/27 (c)	6,900,000	6,248,054
6% 5/1/29 (c)	5,450,000	4,891,375
6.65% 1/15/28	300,000	277,500
7.625% 3/1/26 (c)	6,815,000	6,678,700
MajorDrive Holdings IV LLC 6.375% 6/1/29 (c)	1,485,000	1,176,863
NCL Corp. Ltd.:
3.625% 12/15/24 (c)	3,860,000	3,589,800
5.875% 3/15/26 (c)	890,000	822,191
7.75% 2/15/29 (c)	2,010,000	1,949,700
NCL Finance Ltd. 6.125% 3/15/28 (c)	640,000	576,000
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (c)	4,110,000	3,714,413
5.375% 7/15/27 (c)	1,535,000	1,410,581
5.5% 8/31/26 (c)	4,160,000	3,876,267
5.5% 4/1/28 (c)	4,905,000	4,475,813
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (c)	630,000	555,975
Voc Escrow Ltd. 5% 2/15/28 (c)	1,950,000	1,759,875
		45,626,132
Metals/Mining - 0.9%
Eldorado Gold Corp. 6.25% 9/1/29 (c)	1,005,000	964,800
ERO Copper Corp. 6.5% 2/15/30 (c)	4,410,000	3,957,137
First Quantum Minerals Ltd. 6.875% 10/15/27 (c)	3,790,000	3,774,129
HudBay Minerals, Inc. 4.5% 4/1/26 (c)	860,000	795,117
Mineral Resources Ltd. 8.5% 5/1/30 (c)	1,400,000	1,382,500
PMHC II, Inc. 9% 2/15/30 (c)	2,130,000	1,714,650
		12,588,333
Paper - 0.7%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 4% 9/1/29 (c)	1,165,000	998,440
Clydesdale Acquisition Holdings, Inc. 6.625% 4/15/29 (c)	815,000	812,963
Glatfelter Corp. 4.75% 11/15/29 (c)	1,385,000	1,108,000
Intertape Polymer Group, Inc. 4.375% 6/15/29 (c)	3,450,000	3,549,636
SPA Holdings 3 OY 4.875% 2/4/28 (c)	4,520,000	3,987,087
		10,456,126
Publishing/Printing - 0.1%
News Corp. 5.125% 2/15/32 (c)	1,685,000	1,609,175
Railroad - 0.3%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (c)	5,195,000	4,649,525
Restaurants - 0.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (c)	2,680,000	2,290,998
Yum! Brands, Inc. 4.625% 1/31/32	3,475,000	3,157,906
		5,448,904
Services - 6.0%
ADT Corp. 4.125% 8/1/29 (c)	1,705,000	1,447,596
Adtalem Global Education, Inc. 5.5% 3/1/28 (c)	4,346,000	3,990,171
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (c)	1,835,000	1,518,463
APX Group, Inc. 6.75% 2/15/27 (c)	1,280,000	1,268,800
Aramark Services, Inc. 5% 2/1/28 (c)	5,060,000	4,718,703
ASGN, Inc. 4.625% 5/15/28 (c)	2,280,000	2,118,120
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp. 4.625% 6/1/28 (c)	2,559,000	2,245,523
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (c)	9,795,000	9,022,762
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (c)	8,697,000	7,762,073
CoreCivic, Inc.:
4.75% 10/15/27	2,286,000	2,034,004
8.25% 4/15/26	9,400,000	9,655,868
Fair Isaac Corp. 4% 6/15/28 (c)	2,035,000	1,859,217
Gartner, Inc.:
3.625% 6/15/29 (c)	985,000	881,575
3.75% 10/1/30 (c)	1,600,000	1,426,880
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	9,121,000	9,096,373
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (c)	5,185,000	4,865,863
PowerTeam Services LLC 9.033% 12/4/25 (c)	840,000	795,014
Service Corp. International:
4% 5/15/31	2,505,000	2,254,500
5.125% 6/1/29	2,272,000	2,241,164
Sotheby's 7.375% 10/15/27 (c)	7,700,000	7,592,585
The GEO Group, Inc. 6% 4/15/26	2,110,000	1,702,770
TriNet Group, Inc. 3.5% 3/1/29 (c)	3,950,000	3,579,688
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)	5,967,000	5,802,908
		87,880,620
Steel - 0.3%
Commercial Metals Co. 4.125% 1/15/30	1,640,000	1,492,400
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (c)	2,955,000	2,659,500
		4,151,900
Super Retail - 1.7%
Bath & Body Works, Inc.:
5.25% 2/1/28	400,000	384,000
6.625% 10/1/30 (c)	610,000	606,709
6.694% 1/15/27	1,430,000	1,473,014
Carvana Co.:
4.875% 9/1/29 (c)	1,330,000	970,634
5.5% 4/15/27 (c)	2,175,000	1,740,544
5.625% 10/1/25 (c)	2,500,000	2,165,150
5.875% 10/1/28 (c)	550,000	437,132
10.25% 5/1/30 (c)	1,495,000	1,444,544
EG Global Finance PLC:
6.75% 2/7/25 (c)	3,560,000	3,460,142
8.5% 10/30/25 (c)	6,085,000	6,085,000
LBM Acquisition LLC 6.25% 1/15/29 (c)	2,315,000	1,883,831
Levi Strauss & Co. 3.5% 3/1/31 (c)	2,235,000	1,933,275
Wolverine World Wide, Inc. 4% 8/15/29 (c)	3,250,000	2,761,980
		25,345,955
Technology - 6.0%
Acuris Finance U.S. 5% 5/1/28 (c)	5,520,000	5,050,800
Arches Buyer, Inc.:
4.25% 6/1/28 (c)	3,220,000	2,861,711
6.125% 12/1/28 (c)	4,250,000	3,697,500
Black Knight InfoServ LLC 3.625% 9/1/28 (c)	4,235,000	3,927,751
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (c)	1,230,000	1,094,700
4.875% 7/1/29 (c)	1,160,000	1,022,285
CommScope, Inc.:
4.75% 9/1/29 (c)	1,415,000	1,183,067
6% 3/1/26 (c)	3,570,000	3,367,224
7.125% 7/1/28 (c)	2,505,000	1,997,738
8.25% 3/1/27 (c)	770,000	654,500
Elastic NV 4.125% 7/15/29 (c)	4,035,000	3,611,325
Entegris Escrow Corp. 4.75% 4/15/29 (c)	2,285,000	2,202,192
Gartner, Inc. 4.5% 7/1/28 (c)	2,505,000	2,400,831
II-VI, Inc. 5% 12/15/29 (c)	4,350,000	4,078,125
ION Trading Technologies Ltd. 5.75% 5/15/28 (c)	5,095,000	4,770,194
MicroStrategy, Inc. 6.125% 6/15/28 (c)	2,350,000	2,153,000
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)	2,385,000	2,444,625
onsemi 3.875% 9/1/28 (c)	1,875,000	1,739,447
Open Text Corp.:
3.875% 2/15/28 (c)	2,815,000	2,563,856
3.875% 12/1/29 (c)	3,970,000	3,527,980
Rackspace Hosting, Inc.:
3.5% 2/15/28 (c)	3,210,000	2,776,233
5.375% 12/1/28 (c)	19,245,000	15,679,479
Roblox Corp. 3.875% 5/1/30 (c)	4,200,000	3,612,000
Sensata Technologies BV 4% 4/15/29 (c)	1,740,000	1,551,149
TTM Technologies, Inc. 4% 3/1/29 (c)	6,735,000	5,893,125
Twilio, Inc. 3.875% 3/15/31	1,270,000	1,091,527
Uber Technologies, Inc. 8% 11/1/26 (c)	4,000,000	4,190,000
		89,142,364
Telecommunications - 9.6%
Altice Financing SA:
5% 1/15/28 (c)	5,930,000	4,949,949
5.75% 8/15/29 (c)	13,650,000	11,500,262
Altice France Holding SA 6% 2/15/28 (c)	6,520,000	5,387,150
Altice France SA:
5.125% 1/15/29 (c)	7,210,000	6,118,298
5.125% 7/15/29 (c)	6,050,000	5,121,688
5.5% 1/15/28 (c)	8,350,000	7,358,438
5.5% 10/15/29 (c)	6,400,000	5,456,000
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)	20,054,000	19,402,245
Cablevision Lightpath LLC:
3.875% 9/15/27 (c)	765,000	672,726
5.625% 9/15/28 (c)	605,000	518,412
Consolidated Communications, Inc. 5% 10/1/28 (c)	930,000	759,996
Frontier Communications Holdings LLC:
5% 5/1/28 (c)	7,905,000	7,213,668
5.875% 10/15/27 (c)	2,830,000	2,709,725
5.875% 11/1/29	3,685,000	3,199,041
6% 1/15/30 (c)	2,115,000	1,840,240
6.75% 5/1/29 (c)	3,940,000	3,550,334
Intelsat Jackson Holdings SA 6.5% 3/15/30 (c)	3,350,000	3,153,992
Level 3 Financing, Inc.:
3.625% 1/15/29 (c)	565,000	458,531
4.25% 7/1/28 (c)	6,130,000	5,179,850
Lumen Technologies, Inc.:
4.5% 1/15/29 (c)	7,680,000	6,068,352
5.125% 12/15/26 (c)	3,255,000	2,929,500
Millicom International Cellular SA 4.5% 4/27/31 (c)	2,550,000	2,197,781
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6% 2/15/28 (c)	560,000	468,552
Sable International Finance Ltd. 5.75% 9/7/27 (c)	748,000	736,548
SBA Communications Corp. 3.125% 2/1/29	1,630,000	1,398,133
Sprint Capital Corp.:
6.875% 11/15/28	2,010,000	2,206,156
8.75% 3/15/32	2,935,000	3,729,871
Telecom Italia Capital SA:
6% 9/30/34	3,032,000	2,648,331
7.2% 7/18/36	1,449,000	1,307,091
7.721% 6/4/38	400,000	375,500
Uniti Group, Inc. 6% 1/15/30 (c)	6,360,000	5,303,890
Virgin Media Secured Finance PLC 4.5% 8/15/30 (c)	2,980,000	2,586,223
VMED O2 UK Financing I PLC 4.25% 1/31/31 (c)	3,745,000	3,164,263
Windstream Escrow LLC 7.75% 8/15/28 (c)	8,570,000	8,162,925
Zayo Group Holdings, Inc.:
4% 3/1/27 (c)	2,600,000	2,262,000
6.125% 3/1/28 (c)	1,755,000	1,469,813
		141,565,474
Textiles/Apparel - 0.3%
Foot Locker, Inc. 4% 10/1/29 (c)	4,100,000	3,413,250
Kontoor Brands, Inc. 4.125% 11/15/29 (c)	580,000	503,150
		3,916,400
Transportation Ex Air/Rail - 0.5%
Golar LNG Ltd. 7% 10/20/25 (c)	1,690,000	1,688,204
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (c)	1,020,000	953,700
Seaspan Corp. 5.5% 8/1/29 (c)	5,095,000	4,496,338
		7,138,242
Utilities - 3.2%
Clearway Energy Operating LLC 3.75% 2/15/31 (c)	1,750,000	1,505,000
Global Partners LP/GLP Finance Corp. 7% 8/1/27	4,632,000	4,527,780
InterGen NV 7% 6/30/23 (c)	10,532,000	10,268,700
NRG Energy, Inc.:
3.375% 2/15/29 (c)	2,360,000	2,000,100
5.25% 6/15/29 (c)	2,565,000	2,415,897
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (c)	1,792,411	1,832,740
PG&E Corp.:
5% 7/1/28	4,670,000	4,297,287
5.25% 7/1/30	7,280,000	6,615,991
Pike Corp. 5.5% 9/1/28 (c)	9,627,000	8,736,503
Vistra Operations Co. LLC:
5% 7/31/27 (c)	3,349,000	3,189,923
5.625% 2/15/27 (c)	2,465,000	2,428,025
		47,817,946

TOTAL NONCONVERTIBLE BONDS		1,303,552,032

TOTAL CORPORATE BONDS
(Cost $1,448,542,402)		1,326,996,942
	Shares	Value

Common Stocks - 3.3%
Cable/Satellite TV - 0.1%
Altice U.S.A., Inc. Class A (e)	105,200	976,256
Energy - 1.5%
California Resources Corp. warrants 10/27/24 (e)	2,871	34,380
Jonah Energy Parent LLC (b)(e)	148,945	10,043,361
Mesquite Energy, Inc. (b)(e)	149,356	8,328,106
New Fortress Energy, Inc.	57,500	2,229,850
Pioneer Natural Resources Co.	6,200	1,441,314

TOTAL ENERGY		22,077,011

Food & Drug Retail - 1.5%
Southeastern Grocers, Inc. (a)(b)(e)	963,443	22,660,158
Gaming - 0.1%
Caesars Entertainment, Inc. (e)	22,400	1,484,672
Metals/Mining - 0.0%
Elah Holdings, Inc. (e)	333	24,975
Telecommunications - 0.0%
GTT Communications, Inc. rights (b)(e)	160,059	160,059
Utilities - 0.1%
EQT Corp.	43,200	1,717,200
TOTAL COMMON STOCKS
(Cost $20,144,856)		49,100,331
	Principal Amount	Value

Bank Loan Obligations - 3.8%
Broadcasting - 0.2%
Diamond Sports Group LLC:
1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 8.000% 9% 5/25/26 (f)(g)(h)	1,975,370	2,004,685
2LN, term loan 3 month U.S. LIBOR + 3.250% 3.6555% 8/24/26 (f)(g)(h)	4,485,755	1,485,906

TOTAL BROADCASTING		3,490,591

Building Materials - 0.1%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (f)(g)(h)	2,154,148	1,787,943
Chemicals - 0.3%
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.0287% 5/7/25 (b)(f)(g)(h)	2,747,504	2,685,685
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.8125% 11/9/28 (f)(g)(h)	2,064,825	2,021,980

TOTAL CHEMICALS		4,707,665

Consumer Products - 0.1%
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.256% 4/15/28 (f)(g)(h)	1,636,754	1,488,939
Energy - 0.3%
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.006% 2/6/25 (f)(g)(h)	2,388,718	2,334,972
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.006% 2/6/25 (f)(g)(h)	1,603,299	1,567,225
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(d)(g)(h)	2,735,146	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(d)(g)(h)	1,217,000	0

TOTAL ENERGY		3,902,197

Gaming - 0.3%
Fertitta Entertainment LLC NV Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.000% 4.7004% 1/27/29 (f)(g)(h)	4,805,276	4,779,856
Healthcare - 0.6%
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.006% 12/13/26 (f)(g)(h)	129,342	128,938
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.006% 10/1/27 (f)(g)(h)	6,914,975	6,884,756
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.5% 6/13/26 (f)(g)(h)	2,148,070	1,895,672

TOTAL HEALTHCARE		8,909,366

Insurance - 0.3%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2132% 4/25/25 (f)(g)(h)	4,410,648	4,350,001
Leisure - 0.4%
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.5983% 7/21/28 (f)(g)(h)	5,122,163	4,978,127
Paper - 0.1%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME TERM SOFR 1 MONTH INDEX + 4.250% 4.7834% 3/30/29 (f)(g)(h)	1,025,000	1,010,783
Services - 0.2%
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 6.25% 12/10/29 (f)(g)(h)	225,000	221,906
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.2637% 12/10/28 (f)(g)(h)	2,264,325	2,234,798
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.3964% 6/21/24 (f)(g)(h)	344,097	326,266
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (f)(g)(h)	242,463	240,240

TOTAL SERVICES		3,023,210

Super Retail - 0.2%
LBM Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (f)(g)(h)	3,162,121	2,977,674
Technology - 0.1%
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.0137% 4/4/26 (f)(g)(h)	1,621,684	1,557,222
Telecommunications - 0.5%
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.25% 5/31/25 (f)(g)(h)	6,203,519	5,029,627
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.3013% 4/30/27 (f)(g)(h)	2,465,100	2,422,996

TOTAL TELECOMMUNICATIONS		7,452,623

Utilities - 0.1%
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.8125% 6/23/25 (f)(g)(h)	1,317,483	1,298,551
TOTAL BANK LOAN OBLIGATIONS
(Cost $61,002,022)		55,714,748
	Shares	Value

Other - 0.3%
Other - 0.3%
Fidelity Direct Lending Fund, LP (a)(i)
(Cost $4,615,889)	461,562	4,620,231

Money Market Funds - 3.3%
Fidelity Cash Central Fund 0.32% (j)
(Cost $49,396,894)	49,387,017	49,396,894
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $1,583,702,063)		1,485,829,146
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(10,947,348)
NET ASSETS - 100%		$1,474,881,798

Legend

 (a) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,779,377 or 2.9% of net assets.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,117,289,134 or 75.8% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Non-income producing

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (i) Affiliated Fund

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fidelity Direct Lending Fund, LP	12/9/21 - 4/29/22	$4,615,889
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	$1,175,827
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 1/18/22	$2,028,327
Southeastern Grocers, Inc.	6/1/18	$6,776,820

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.32%	$23,827,446	$551,112,385	$525,542,937	$30,132	$--	$--	$49,396,894	0.1%
Fidelity Securities Lending Cash Central Fund 0.32%	--	28,726,030	28,726,030	50,889	--	--	--	0.0%
Total	$23,827,446	$579,838,415	$554,268,967	$81,021	$--	$--	$49,396,894

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Direct Lending Fund, LP	$--	$4,615,889	$--	$77,329	$--	$4,342	$4,620,231
Total	$--	$4,615,889	$--	$77,329	$--	$4,342	$4,620,231

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Direct Lending Fund, LP as presented in the Schedule of Investments. Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$976,256	$976,256	$--	$--
Consumer Discretionary	1,484,672	1,484,672	--	--
Consumer Staples	22,660,158	--	--	22,660,158
Energy	23,794,211	5,422,744	--	18,371,467
Information Technology	160,059	--	--	160,059
Materials	24,975	24,975	--	--
Corporate Bonds	1,326,996,942	--	1,311,497,953	15,498,989
Bank Loan Obligations	55,714,748	--	53,029,063	2,685,685
Money Market Funds	49,396,894	49,396,894	--	--
Total Investments in Securities:	$1,481,208,915	$57,305,541	$1,364,527,016	$59,376,358

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$29,233,057
Net Realized Gain (Loss) on Investment Securities	15,562,336
Net Unrealized Gain (Loss) on Investment Securities	(66,485)
Cost of Purchases	--
Proceeds of Sales	(22,068,750)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$22,660,158
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2022	$(66,485)
Equities - Energy
Beginning Balance	$5,517,026
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	12,854,441
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$18,371,467
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2022	$12,854,441
Corporate Bonds
Beginning Balance	$6,209,122
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	8,950,936
Cost of Purchases	338,931
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$15,498,989
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2022	$8,950,936
Other Investments in Securities
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	2,591
Net Unrealized Gain (Loss) on Investment Securities	(6,585)
Cost of Purchases	4,172,184
Proceeds of Sales	(1,340,696)
Amortization/Accretion	18,250
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$2,845,744
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2022	$(6,585)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,529,689,280)	$1,431,812,021
Fidelity Central Funds (cost $49,396,894)	49,396,894
Other affiliated issuers (cost $4,615,889)	4,620,231
Total Investment in Securities (cost $1,583,702,063)		$1,485,829,146
Cash		38,734
Receivable for investments sold		8,899,125
Receivable for fund shares sold		291,515
Dividends receivable		18,955
Interest receivable		21,152,984
Distributions receivable from Fidelity Central Funds		8,764
Receivable from investment adviser for expense reductions		221,795
Total assets		1,516,461,018
Liabilities
Payable for investments purchased	$16,226,998
Payable for fund shares redeemed	25,348,700
Other payables and accrued expenses	3,522
Total liabilities		41,579,220
Net Assets		$1,474,881,798
Net Assets consist of:
Paid in capital		$1,880,840,489
Total accumulated earnings (loss)		(405,958,691)
Net Assets		$1,474,881,798
Net Asset Value, offering price and redemption price per share ($1,474,881,798 ÷ 168,789,392 shares)		$8.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2022
Investment Income
Dividends (including $77,329 earned from other affiliated issuers)		$5,758,848
Interest		84,724,449
Income from Fidelity Central Funds (including $50,889 from security lending)		81,021
Total income		90,564,318
Expenses
Custodian fees and expenses	$14,993
Independent trustees' fees and expenses	5,875
Legal	327,735
Interest	171
Total expenses before reductions	348,774
Expense reductions	(293,055)
Total expenses after reductions		55,719
Net investment income (loss)		90,508,599
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,259,087
Total net realized gain (loss)		38,259,087
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(160,203,263)
Affiliated issuers	4,342
Total change in net unrealized appreciation (depreciation)		(160,198,921)
Net gain (loss)		(121,939,834)
Net increase (decrease) in net assets resulting from operations		$(31,431,235)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2022	Year ended April 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$90,508,599	$89,723,670
Net realized gain (loss)	38,259,087	(17,053,970)
Change in net unrealized appreciation (depreciation)	(160,198,921)	173,080,281
Net increase (decrease) in net assets resulting from operations	(31,431,235)	245,749,981
Distributions to shareholders	(90,722,492)	(87,911,658)
Share transactions
Proceeds from sales of shares	116,542,416	193,704,383
Reinvestment of distributions	90,722,337	87,889,133
Cost of shares redeemed	(312,390,348)	(228,803,181)
Net increase (decrease) in net assets resulting from share transactions	(105,125,595)	52,790,335
Total increase (decrease) in net assets	(227,279,322)	210,628,658
Net Assets
Beginning of period	1,702,161,120	1,491,532,462
End of period	$1,474,881,798	$1,702,161,120
Other Information
Shares
Sold	12,377,370	20,674,510
Issued in reinvestment of distributions	9,668,837	9,528,963
Redeemed	(33,519,693)	(24,690,325)
Net increase (decrease)	(11,473,486)	5,513,148

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series High Income Fund

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$9.44	$8.54	$9.50	$9.56	$9.68
Income from Investment Operations
Net investment income (loss)A,B	.510	.513	.577	.607	.623
Net realized and unrealized gain (loss)	(.699)	.890	(.935)	(.051)	(.141)
Total from investment operations	(.189)	1.403	(.358)	.556	.482
Distributions from net investment income	(.511)	(.503)	(.598)	(.616)	(.602)
Distributions from net realized gain	–	–	(.004)	–	–
Total distributions	(.511)	(.503)	(.602)	(.616)	(.602)
Net asset value, end of period	$8.74	$9.44	$8.54	$9.50	$9.56
Total ReturnC	(2.24)%	16.72%	(4.11)%	6.12%	5.08%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	.02%	- %F	- %F	- %F	.06%
Expenses net of fee waivers, if any	- %F	- %F	- %F	- %F	.05%
Expenses net of all reductions	- %F	- %F	- %F	- %F	.05%
Net investment income (loss)	5.42%	5.58%	6.20%	6.44%	6.44%
Supplemental Data
Net assets, end of period (000 omitted)	$1,474,882	$1,702,161	$1,491,532	$1,510,741	$2,883,805
Portfolio turnover rateG	49%	68%	41%H	69%	49%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2022

1. Organization.

Fidelity Series High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Investment in Fidelity Direct Lending Fund, LP.

The Fund invests in Fidelity Direct Lending Fund, LP, which is a limited partnership available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's limited partnership interest is not registered under the Securities Act of 1933, and is subject to substantial restrictions on transfer. The Fund has no redemption rights under the partnership agreement. There will be no trading market for the partnership interest, and the Fund most likely will hold its shares until Fidelity Direct Lending Fund, LP converts by operation of law to a Delaware corporation, trust, or other limited liability entity and (i) registers as a closed-end management investment company under the 1940 Act or (ii) elects to be treated as a business development company under the 1940 Act.

Based on its investment objective, Fidelity Direct Lending Fund, LP may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Direct Lending Fund, LP and thus a decline in the value of the Fund. The Fidelity Direct Lending Fund, LP intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Direct Lending Fund, LP as an investment as of period end, but does not include the underlying holdings of Fidelity Direct Lending Fund, LP. Fidelity Direct Lending Fund, LP represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Direct Lending Fund, LP, which commenced operations on December 8, 2021. The annual expense ratio for Fidelity Direct Lending Fund, LP is estimated to be a maximum of .20%.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$41,191,684	Market approach	Liquidation preference	$1.00	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6 – 3.8 / 3.2	Increase
			Book value multiple	1.0	Increase
			Discount rate	10.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Comparable sales – land ($/Acre)	$5,500.00 - $6,000.00 / $5,773.34	Increase
			Daily production multiple ($/Million cubic feet per day)	$2,500.00	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$17,500.00	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	8.9%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth rate	1.5%	Increase
Corporate Bonds	$15,498,989	Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6	Increase
			Book value multiple	1.0	Increase
			Discount rate	10.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Comparable sales – land ($/Acre)	$5,500.00	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$17,500.00	Increase
Bank Loan Obligations	$2,685,685	Indicative market price	Evaluated bid	$97.75	Increase
		Recovery value	Recovery value	$0.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, prior period premium and discount on debt securities, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$52,360,436
Gross unrealized depreciation	(145,191,873)
Net unrealized appreciation (depreciation)	$(92,831,437)
Tax Cost	$1,578,660,583

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,156,502
Capital loss carryforward	$(315,283,758)
Net unrealized appreciation (depreciation) on securities and other investments	$(92,831,437)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(30,226,419)
Long-term	(285,057,339)
Total capital loss carryforward	$(315,283,758)

The tax character of distributions paid was as follows:

	April 30, 2022	April 30, 2021
Ordinary Income	$90,722,492	$ 87,911,658

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity Series High Income Fund	Fidelity Direct Lending Fund, LP	$12,384,111

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series High Income Fund	790,509,985	861,181,094

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series High Income Fund	$63

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series High Income Fund	Borrower	$7,551,500.41%		$171

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series High Income Fund	7,495	–	–

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series High Income Fund	$5,404	$–	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through August 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $292,639.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $416.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Series High Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 324 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2021 to April 30, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period-B November 1, 2021 to April 30, 2022
Fidelity Series High Income Fund	- %-C
Actual		$1,000.00	$942.00	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $85,612,365 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

FSH-ANN-0622
1.924270.111

Fidelity® Global High Income Fund

Annual Report

April 30, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(11.33)%	1.70%	3.70%
Class M (incl. 4.00% sales charge)	(11.33)%	1.70%	3.69%
Class C (incl. contingent deferred sales charge)	(9.21)%	1.77%	3.50%
Fidelity® Global High Income Fund	(7.40)%	2.79%	4.39%
Class I	(7.40)%	2.79%	4.39%

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global High Income Fund, a class of the fund, on April 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® Global High Yield and Emerging Markets Plus Index performed over the same period.

Period Ending Values
$15,368	Fidelity® Global High Income Fund
$14,254	ICE® BofA® Global High Yield and Emerging Markets Plus Index

Management's Discussion of Fund Performance

Market Recap:  Global high-yield bonds returned -9.40% for the 12 months ending April 30, 2022, as measured by the Fidelity Global High Income Composite IndexSM, amid several headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was accelerated plans among some central banks to hike interest rates and aggressively wind down extraordinary monetary policy support in attempts to rein in high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing the asset class included surging global commodity prices, rising sovereign bond yields in some markets, global supply constraint and disruption, a broadly strong U.S. dollar, and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, U.S. high-yield bonds and emerging-markets debt fared best, with the ICE BofA® US High Yield Constrained Index and the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified returning -4.96% and -9.70%, respectively. Europe returned -18.09%, as measured by the ICE BofA® Euro High Yield Constrained Index. Meanwhile, Asian high-yield bonds fell the most, returning -31.43%, according to the ICE BofA® Asian Dollar High Yield Corporate Constrained Index, due to concerns about China’s property market and slowing growth.

Comments from Co-Portfolio Manager Harley Lank:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned about -7% to -8%, topping the -9.40% result of the Composite index. Security selection among all four of the fund's regional subportfolios contributed to performance versus the Composite index the past 12 months, led by U.S. high yield. Here, security selection among energy issuers was the big driver, specifically our holdings in formerly distressed oil & gas exploration companies that have gone through a restructuring, including EP Energy (+88%), Chesapeake Energy (+88%) and California Resources (+72%). These non-Composite securities benefited from the surge in energy prices. In the Asian high-yield subportfolio, we were helped the most by our picks in China, where we reduced the sleeve's exposure as we became more concerned about this market’s challenging regulatory backdrop. Among emerging-markets debt issuers, security selection in Russia and Mexico were helpful. Lastly, choices in Germany led the European high-yield sleeve. Meanwhile, asset allocation detracted from our relative result, due to our decision to overweight Asian high yield. Yield spreads were historically high in this asset class, which we thought boosted the potential for a higher return. However, Asian high yield underperformed the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Bond Issuers as of April 30, 2022

(by issuer, excluding cash equivalents)	% of fund's net assets
German Federal Republic	1.4
Occidental Petroleum Corp.	1.4
CSC Holdings LLC	1.2
Citigroup, Inc.	1.1
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.1
Altice France SA	1.0
Community Health Systems, Inc.	1.0
Tenet Healthcare Corp.	0.9
CCO Holdings LLC/CCO Holdings Capital Corp.	0.9
InterGen NV	0.8
10.8

Geographic Diversification (% of fund's net assets)

As of April 30, 2022
United States of America*	55.1%
Luxembourg	4.7%
Netherlands	3.8%
Cayman Islands	3.7%
United Kingdom	3.1%
Canada	2.9%
France	2.6%
British Virgin Islands	2.4%
Germany	2.2%
Other	19.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Top Five Market Sectors as of April 30, 2022

% of fund's net assets
Energy	14.5
Telecommunications	8.4
Healthcare	6.5
Banks & Thrifts	6.1
Technology	5.5

Quality Diversification (% of fund's net assets)

As of April 30, 2022
AAA,AA,A	0.6%
BBB	5.4%
BB	37.9%
B	33.8%
CCC,CC,C	10.4%
D	0.1%
Not Rated	4.4%
Equities	2.5%
Short-Term Investments and Net Other Assets	4.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2022 *
Corporate Bonds	82.7%
Government Obligations	1.7%
Stocks	2.5%
Preferred Securities	5.4%
Other Investments	2.8%
Short-Term Investments and Net Other Assets (Liabilities)	4.9%

* Foreign investments - 44.9%

Schedule of Investments April 30, 2022

Showing Percentage of Net Assets

Corporate Bonds - 82.7%
		Principal Amount(a)	Value
Convertible Bonds - 1.6%
Banks & Thrifts - 0.3%
Citigroup Global Markets Funding Luxembourg SCA 0% 7/25/24 (Reg. S)	HKD	$2,000,000	$274,372
Broadcasting - 0.7%
DISH Network Corp.:
2.375% 3/15/24		120,000	111,540
3.375% 8/15/26		646,000	553,945
			665,485
Diversified Financial Services - 0.1%
New Cotai LLC 5% 2/24/27 (b)		144,457	142,435
Energy - 0.4%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		27,566	142,241
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		47,694	221,777
			364,018
Telecommunications - 0.1%
Cellnex Telecom SA 0.75% 11/20/31 (Reg. S)	EUR	100,000	88,527

TOTAL CONVERTIBLE BONDS			1,534,837

Nonconvertible Bonds - 81.1%
Aerospace - 1.5%
Allegheny Technologies, Inc.:
4.875% 10/1/29		35,000	31,847
5.125% 10/1/31		25,000	22,582
5.875% 12/1/27		70,000	67,550
Bombardier, Inc.:
6% 2/15/28 (d)		110,000	95,150
7.125% 6/15/26 (d)		100,000	92,000
7.5% 12/1/24 (d)		78,000	77,610
7.5% 3/15/25 (d)		138,000	133,860
7.875% 4/15/27 (d)		260,000	242,208
Embraer Netherlands Finance BV 5.05% 6/15/25		75,000	73,931
Moog, Inc. 4.25% 12/15/27 (d)		20,000	18,625
Rolls-Royce PLC 5.75% 10/15/27 (d)		55,000	53,011
TransDigm, Inc.:
4.875% 5/1/29		200,000	175,250
5.5% 11/15/27		335,000	306,525
Wesco Aircraft Holdings, Inc. 8.5% 11/15/24 (d)		45,000	25,020
			1,415,169
Air Transportation - 0.8%
Air Canada 3.875% 8/15/26 (d)		135,000	124,831
Azul Investments LLP 5.875% 10/26/24 (d)		200,000	178,225
Deutsche Lufthansa AG 2.875% 5/16/27 (Reg. S)	EUR	100,000	93,363
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (d)		55,000	53,633
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)		55,000	56,099
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (d)		38,896	41,075
United Airlines, Inc.:
4.375% 4/15/26 (d)		80,000	77,240
4.625% 4/15/29 (d)		80,000	73,400
Western Global Airlines LLC 10.375% 8/15/25 (d)		60,000	61,523
			759,389
Automotive - 0.2%
Ford Motor Credit Co. LLC 3.625% 6/17/31		200,000	166,250
Automotive & Auto Parts - 1.9%
Albion Financing 1 SARL 5.25% 10/15/26 (Reg. S)	EUR	119,000	118,917
Dana, Inc. 4.25% 9/1/30		40,000	34,288
Faurecia SA:
2.375% 6/15/29 (Reg. S)	EUR	100,000	84,923
2.75% 2/15/27 (Reg. S)	EUR	136,000	125,472
Ford Motor Co. 3.25% 2/12/32		140,000	113,750
Ford Motor Credit Co. LLC:
2.9% 2/16/28		50,000	43,000
3.087% 1/9/23		200,000	200,176
3.25% 9/15/25	EUR	100,000	103,217
5.125% 6/16/25		170,000	169,575
Jaguar Land Rover Automotive PLC 6.875% 11/15/26 (Reg. S)	EUR	100,000	103,017
LCM Investments Holdings 4.875% 5/1/29 (d)		70,000	61,342
Nesco Holdings II, Inc. 5.5% 4/15/29 (d)		45,000	42,405
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (d)		25,000	23,063
Real Hero Merger Sub 2 6.25% 2/1/29 (d)		20,000	16,221
Renault SA 2.5% 4/1/28 (Reg. S)	EUR	100,000	88,794
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 7.1766% 10/15/26 (d)(e)(f)		305,000	294,325
Thor Industries, Inc. 4% 10/15/29 (d)		100,000	84,511
Winnebago Industries, Inc. 6.25% 7/15/28 (d)		45,000	44,663
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	100,000	90,198
			1,841,857
Banks & Thrifts - 2.7%
Access Bank PLC 6.125% 9/21/26 (d)		200,000	186,850
Ally Financial, Inc.:
8% 11/1/31		155,000	181,418
8% 11/1/31		188,000	223,648
Banca Monte dei Paschi di Siena SpA 5.375% 1/18/28 (e)	EUR	100,000	66,462
Banco Comercial Portugues SA:
1.75% 4/7/28 (Reg. S) (e)	EUR	100,000	89,936
4% 5/17/32 (Reg. S) (e)	EUR	100,000	92,596
Banco de Credito Social Cooperativo SA 5.25% 11/27/31 (Reg. S) (e)	EUR	100,000	100,505
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (d)		150,000	151,875
Banco de Sabadell SA 5.625% 5/6/26 (Reg. S)	EUR	100,000	110,897
BankMuscat SAOG 4.75% 3/17/26 (Reg. S)		200,000	199,750
BBVA Bancomer SA Texas Branch 6.75% 9/30/22 (d)		25,000	25,250
Cliffton Ltd. 6.25% 10/25/25 (Reg. S)		250,000	236,250
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/31 (d)		250,000	230,575
Industrial Senior Trust 5.5% 11/1/22 (d)		200,000	200,665
Mongolian Mortgage Corp. HFC LLC 8.85% 2/8/24 (Reg. S)		200,000	176,022
TBC Bank JSC 5.75% 6/19/24 (d)		200,000	191,000
VistaJet Malta Finance PLC / XO Management Holding, Inc. 6.375% 2/1/30 (d)		130,000	113,448
			2,577,147
Broadcasting - 1.5%
Cable Onda SA 4.5% 1/30/30 (d)		200,000	186,215
Clear Channel Outdoor Holdings, Inc.:
7.5% 6/1/29 (d)		75,000	70,778
7.75% 4/15/28 (d)		35,000	32,988
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)		70,000	25,900
Gray Escrow II, Inc. 5.375% 11/15/31 (d)		90,000	77,576
Nexstar Broadcasting, Inc. 5.625% 7/15/27 (d)		75,000	72,985
Scripps Escrow II, Inc.:
3.875% 1/15/29 (d)		50,000	44,445
5.375% 1/15/31 (d)		25,000	22,253
Scripps Escrow, Inc. 5.875% 7/15/27 (d)		60,000	57,300
Sirius XM Radio, Inc.:
4% 7/15/28 (d)		315,000	284,681
4.125% 7/1/30 (d)		175,000	153,666
Summer (BC) Holdco B SARL 5.75% 10/31/26 (Reg. S)	EUR	100,000	103,962
TEGNA, Inc. 5% 9/15/29		85,000	82,450
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S) (g)		200,000	127,475
Univision Communications, Inc. 6.625% 6/1/27 (d)		110,000	110,275
			1,452,949
Building Materials - 1.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)		315,000	304,369
CEMEX S.A.B. de CV 5.45% 11/19/29 (d)		200,000	191,610
Dar Al-Arkan Sukuk Co. Ltd. 6.875% 3/21/23 (Reg. S)		200,000	203,413
James Hardie International Finance Ltd. 3.625% 10/1/26 (Reg. S)	EUR	100,000	104,760
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (d)		20,000	17,300
PGT Innovations, Inc. 4.375% 10/1/29 (d)		365,000	320,262
SRS Distribution, Inc.:
4.625% 7/1/28 (d)		55,000	50,353
6% 12/1/29 (d)		55,000	48,263
6.125% 7/1/29 (d)		30,000	26,474
Victors Merger Corp. 6.375% 5/15/29 (d)		100,000	60,000
			1,326,804
Cable/Satellite TV - 3.2%
Altice France Holding SA 8% 5/15/27 (d)	EUR	175,000	186,979
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)		100,000	84,280
4.25% 1/15/34 (d)		115,000	91,425
4.5% 8/15/30 (d)		195,000	170,138
4.5% 6/1/33 (d)		120,000	98,174
5.125% 5/1/27 (d)		425,000	414,282
CSC Holdings LLC:
3.375% 2/15/31 (d)		175,000	136,672
4.5% 11/15/31 (d)		65,000	53,389
4.625% 12/1/30 (d)		75,000	57,375
5% 11/15/31 (d)		65,000	50,266
5.375% 2/1/28 (d)		255,000	234,124
5.5% 4/15/27 (d)		115,000	111,024
5.75% 1/15/30 (d)		100,000	83,000
6.5% 2/1/29 (d)		165,000	156,750
7.5% 4/1/28 (d)		230,000	212,026
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (d)		80,000	75,300
DISH DBS Corp.:
5% 3/15/23		250,000	247,670
5.25% 12/1/26 (d)		45,000	41,317
5.75% 12/1/28 (d)		45,000	40,252
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)		150,000	138,134
6.5% 9/15/28 (d)		110,000	96,800
Ziggo Bond Co. BV:
3.375% 2/28/30 (Reg. S)	EUR	100,000	87,910
5.125% 2/28/30 (d)		35,000	30,363
6% 1/15/27 (d)		160,000	156,800
Ziggo BV 4.875% 1/15/30 (d)		50,000	44,313
			3,098,763
Chemicals - 2.7%
CF Industries Holdings, Inc.:
5.15% 3/15/34		45,000	46,462
5.375% 3/15/44		80,000	81,153
Consolidated Energy Finance SA 6.5% 5/15/26 (d)		95,000	97,019
CVR Partners LP 6.125% 6/15/28 (d)		90,000	88,200
ENN Clean Energy International Investment Ltd.:
3.375% 5/12/26 (d)		200,000	184,354
3.375% 5/12/26 (Reg. S)		200,000	184,354
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (d)(e)		185,000	179,450
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)		10,000	8,850
7% 12/31/27 (d)		15,000	11,850
LSB Industries, Inc. 6.25% 10/15/28 (d)		20,000	19,599
MEGlobal Canada, Inc. 5% 5/18/25 (d)		200,000	203,225
NOVA Chemicals Corp. 4.25% 5/15/29 (d)		75,000	64,875
OCP SA:
3.75% 6/23/31 (d)		200,000	168,980
4.5% 10/22/25 (d)		200,000	199,600
Sasol Financing U.S.A. LLC 4.375% 9/18/26		200,000	186,000
SCIH Salt Holdings, Inc.:
4.875% 5/1/28 (d)		70,000	60,518
6.625% 5/1/29 (d)		45,000	35,895
The Chemours Co. LLC:
4.625% 11/15/29 (d)		70,000	60,638
5.375% 5/15/27		240,000	231,600
5.75% 11/15/28 (d)		245,000	229,688
Tronox, Inc. 4.625% 3/15/29 (d)		55,000	49,088
Valvoline, Inc. 4.25% 2/15/30 (d)		45,000	39,038
W.R. Grace Holding LLC:
4.875% 6/15/27 (d)		70,000	65,814
5.625% 8/15/29 (d)		70,000	59,633
			2,555,883
Consumer Products - 1.5%
B2W Digital Lux SARL 4.375% 12/20/30 (d)		200,000	165,350
Central Garden & Pet Co. 4.125% 10/15/30		35,000	30,255
Ferrellgas LP/Ferrellgas Finance Corp.:
5.375% 4/1/26 (d)		45,000	40,725
5.875% 4/1/29 (d)		45,000	39,271
Gannett Holdings LLC 6% 11/1/26 (d)		45,000	40,950
Kernel Holding SA 6.75% 10/27/27 (d)		100,000	52,500
Macy's Retail Holdings LLC:
5.875% 3/15/30 (d)		30,000	28,151
6.125% 3/15/32 (d)		35,000	32,375
Mattel, Inc. 3.375% 4/1/26 (d)		20,000	19,450
Meituan 2.125% 10/28/25 (d)		200,000	178,260
Michaels Companies, Inc.:
5.25% 5/1/28 (d)		65,000	55,862
7.875% 5/1/29 (d)		95,000	74,813
Natura Cosmeticos SA 4.125% 5/3/28 (d)		200,000	178,720
PetSmart, Inc. / PetSmart Finance Corp. 7.75% 2/15/29 (d)		75,000	74,625
Prosus NV 4.027% 8/3/50 (d)		200,000	138,000
SIG PLC 5.25% 11/30/26 (Reg. S)	EUR	112,000	113,310
Tempur Sealy International, Inc.:
3.875% 10/15/31 (d)		75,000	62,144
4% 4/15/29 (d)		60,000	51,976
The Scotts Miracle-Gro Co. 4% 4/1/31		40,000	32,900
TKC Holdings, Inc. 10.5% 5/15/29 (d)		75,000	72,188
			1,481,825
Containers - 0.5%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (d)(e)		70,000	58,800
Ball Corp. 4.875% 3/15/26		85,000	85,000
Berry Global, Inc. 4.875% 7/15/26 (d)		40,000	39,754
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)		30,000	27,050
Graphic Packaging International, Inc. 3.75% 2/1/30 (d)		35,000	30,686
Schoeller Packaging BV 6.375% 11/1/24 (Reg. S)	EUR	200,000	204,660
Trivium Packaging Finance BV 5.5% 8/15/26 (d)		40,000	38,650
			484,600
Diversified Financial Services - 3.8%
Broadstreet Partners, Inc. 5.875% 4/15/29 (d)		30,000	26,025
Coinbase Global, Inc.:
3.375% 10/1/28 (d)		300,000	232,929
3.625% 10/1/31 (d)		185,000	136,665
Cullinan Holdco SCSp 4.625% 10/15/26 (Reg. S)	EUR	104,000	99,720
Dovalue SpA 3.375% 7/31/26 (Reg. S)	EUR	125,000	123,614
FLY Leasing Ltd. 7% 10/15/24 (d)		105,000	94,303
Fortune Star (BVI) Ltd.:
6.75% 7/2/23 (Reg. S)		200,000	195,663
6.85% 7/2/24 (Reg. S)		200,000	188,000
Garfunkelux Holdco 3 SA 6.75% 11/1/25 (Reg. S)	EUR	100,000	102,989
Hightower Holding LLC 6.75% 4/15/29 (d)		25,000	23,033
HTA Group Ltd. 7% 12/18/25 (d)		200,000	196,288
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		165,000	142,350
4.75% 9/15/24		90,000	87,750
5.25% 5/15/27		260,000	241,800
6.25% 5/15/26		260,000	257,769
6.375% 12/15/25		295,000	292,788
Intertrust Group BV 3.375% 11/15/25 (Reg. S)	EUR	100,000	104,094
Lincoln Financing SARL 3.625% 4/1/24 (Reg. S)	EUR	100,000	104,579
Nexi SpA 2.125% 4/30/29 (Reg. S)	EUR	100,000	89,934
OneMain Finance Corp.:
4% 9/15/30		165,000	135,080
7.125% 3/15/26		200,000	202,500
Park Aerospace Holdings Ltd. 4.5% 3/15/23 (d)		20,000	20,059
Qtel International Finance Ltd. 2.625% 4/8/31 (d)		200,000	180,000
Verisure Holding AB:
3.25% 2/15/27 (Reg. S)	EUR	100,000	94,761
3.875% 7/15/26 (Reg. S)	EUR	125,000	123,957
Vivion Investments SARL 3% 8/8/24 (Reg. S)	EUR	100,000	96,395
Yihua Overseas Investment Ltd. 8.5% 10/16/20 (Reg. S) (b)(g)		200,000	20,100
			3,613,145
Diversified Media - 0.6%
Allen Media LLC 10.5% 2/15/28 (d)		155,000	139,888
Lamar Media Corp. 4.875% 1/15/29		45,000	42,919
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)		90,000	87,965
Twitter, Inc. 5% 3/1/30 (d)		340,000	347,235
			618,007
Energy - 12.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (d)		140,000	136,322
5.75% 1/15/28 (d)		60,000	58,339
Archrock Partners LP / Archrock Partners Finance Corp. 6.25% 4/1/28 (d)		70,000	67,900
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)		200,000	182,000
California Resources Corp. 7.125% 2/1/26 (d)		95,000	96,629
Canacol Energy Ltd. 5.75% 11/24/28 (d)		200,000	181,413
Cheniere Energy, Inc. 4.625% 10/15/28		95,000	91,913
China Oil & Gas Group Ltd. 4.7% 6/30/26 (Reg. S)		200,000	190,725
Citgo Holding, Inc. 9.25% 8/1/24 (d)		70,000	69,563
Citgo Petroleum Corp.:
6.375% 6/15/26 (d)		70,000	69,566
7% 6/15/25 (d)		130,000	129,107
CNX Resources Corp. 6% 1/15/29 (d)		25,000	24,664
Colgate Energy Partners III LLC 5.875% 7/1/29 (d)		80,000	79,200
Comstock Resources, Inc.:
5.875% 1/15/30 (d)		50,000	48,116
6.75% 3/1/29 (d)		90,000	91,006
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6% 2/1/29 (d)		285,000	277,208
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (d)		25,000	24,465
CVR Energy, Inc.:
5.25% 2/15/25 (d)		140,000	135,436
5.75% 2/15/28 (d)		140,000	131,219
DCP Midstream Operating LP:
5.85% 5/21/43 (d)(e)		60,000	54,532
8.125% 8/16/30		5,000	5,875
Delek Logistics Partners LP 7.125% 6/1/28 (d)		45,000	43,014
Delek Overriding Royalty Levia 7.494% 12/30/23 (Reg. S) (d)		110,000	112,613
DT Midstream, Inc.:
4.125% 6/15/29 (d)		75,000	68,250
4.375% 6/15/31 (d)		75,000	67,191
EDP Finance BV 1.875% 9/21/29 (Reg. S)	EUR	100,000	102,305
Endeavor Energy Resources LP/EER Finance, Inc.:
5.75% 1/30/28 (d)		125,000	125,323
6.625% 7/15/25 (d)		55,000	56,513
Energean Israel Finance Ltd.:
4.5% 3/30/24 (Reg. S) (d)		40,000	38,880
4.875% 3/30/26 (Reg. S) (d)		40,000	37,080
EnfraGen Energia Sur SA 5.375% 12/30/30 (d)		200,000	143,576
EnLink Midstream LLC 5.625% 1/15/28 (d)		25,000	24,772
EQM Midstream Partners LP 6.5% 7/1/27 (d)		70,000	70,700
EQT Corp.:
3.125% 5/15/26 (d)		50,000	47,139
3.625% 5/15/31 (d)		50,000	45,255
5% 1/15/29		55,000	54,829
Genesis Energy LP/Genesis Energy Finance Corp. 8% 1/15/27		65,000	63,748
GeoPark Ltd.:
5.5% 1/17/27 (d)		200,000	180,538
6.5% 9/21/24 (d)		200,000	204,225
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29		55,000	53,628
Harvest Midstream I LP 7.5% 9/1/28 (d)		135,000	136,979
Hess Midstream Partners LP:
4.25% 2/15/30 (d)		50,000	45,865
5.125% 6/15/28 (d)		80,000	77,400
5.5% 10/15/30 (d)		30,000	29,559
5.625% 2/15/26 (d)		100,000	100,000
India Clean Energy Holdings 4.5% 4/18/27 (Reg. S)		200,000	169,000
Indika Energy Capital III Pte. Ltd. 5.875% 11/9/24 (d)		200,000	196,038
Investment Energy Resources Ltd. 6.25% 4/26/29 (d)		200,000	197,300
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (d)		95,000	61,513
Kosmos Energy Ltd. 7.125% 4/4/26 (d)		285,000	278,285
Leeward Renewable Energy LLC 4.25% 7/1/29 (d)		170,000	152,150
Leviathan Bond Ltd. 6.125% 6/30/25 (Reg. S) (d)		150,000	148,500
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (d)		320,000	278,400
Medco Oak Tree Pte Ltd. 7.375% 5/14/26 (d)		200,000	198,000
MEG Energy Corp. 5.875% 2/1/29 (d)		110,000	107,676
Nabors Industries, Inc. 5.75% 2/1/25		105,000	100,356
New Fortress Energy, Inc. 6.75% 9/15/25 (d)		55,000	54,073
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)		190,000	178,996
Northern Oil & Gas, Inc. 8.125% 3/1/28 (d)		90,000	89,550
Nostrum Oil & Gas Finance BV 8% 7/25/22 (d)(g)		400,000	112,250
Occidental Petroleum Corp.:
5.5% 12/1/25		35,000	35,613
5.875% 9/1/25		40,000	41,083
6.125% 1/1/31		80,000	84,085
6.375% 9/1/28		345,000	362,250
6.6% 3/15/46		55,000	59,950
6.625% 9/1/30		195,000	211,331
6.95% 7/1/24		65,000	68,169
7.5% 5/1/31		230,000	262,200
8.875% 7/15/30		145,000	174,158
Oleoducto Central SA 4% 7/14/27 (d)		200,000	181,538
Oman Oil Co. 5.125% 5/6/28 (d)		200,000	194,225
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28		160,000	140,800
7.25% 6/15/25		70,000	67,589
9.25% 5/15/25 (d)		65,000	67,275
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		130,000	129,682
Petrobras Global Finance BV 5.6% 1/3/31		65,000	63,798
Petroleos Mexicanos:
4.25% 1/15/25		185,000	178,988
6.49% 1/23/27		175,000	167,510
7.69% 1/23/50		75,000	58,538
Petrorio Luxembourg SARL 6.125% 6/9/26 (d)		100,000	96,125
Repsol International Finance BV 4.5% 3/25/75 (Reg. S) (e)	EUR	100,000	105,627
Rio Oil Finance Trust 9.25% 7/6/24 (d)		38,788	40,275
Saudi Arabian Oil Co.:
1.625% 11/24/25 (d)		200,000	185,600
3.5% 4/16/29 (d)		200,000	193,250
SM Energy Co.:
6.5% 7/15/28		25,000	24,646
6.625% 1/15/27		65,000	64,667
6.75% 9/15/26		25,000	24,874
Southwestern Energy Co.:
4.75% 2/1/32		65,000	61,466
5.375% 2/1/29		115,000	113,597
8.375% 9/15/28		60,000	64,875
SUEK Securities DAC 3.375% 9/15/26 (d)		200,000	10,000
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		50,000	44,962
6% 4/15/27		175,000	176,311
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6% 12/31/30 (d)		55,000	50,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.5% 7/15/27		40,000	41,206
6.875% 1/15/29		70,000	73,826
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (d)		200,000	160,700
Termocandelaria Power Ltd. 7.875% 1/30/29 (d)		170,000	164,932
Transocean Sentry Ltd. 5.375% 5/15/23 (d)		70,819	68,694
Transportadora de Gas del Sur SA 6.75% 5/2/25 (d)		70,000	65,350
Tullow Oil PLC:
7% 3/1/25 (d)		200,000	161,500
10.25% 5/15/26 (d)		415,000	408,775
U.S.A. Compression Partners LP 6.875% 4/1/26		35,000	34,300
Valaris Ltd. 8.25% 4/30/28 pay-in-kind (e)		10,000	10,250
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (d)		70,000	63,875
4.125% 8/15/31 (d)		70,000	63,525
Viper Energy Partners LP 5.375% 11/1/27 (d)		30,000	29,870
YPF SA 8.5% 3/23/25 (d)		278,250	255,781
			11,805,183
Entertainment/Film - 0.1%
Live Nation Entertainment, Inc. 4.75% 10/15/27 (d)		80,000	75,160
Environmental - 0.3%
Covanta Holding Corp. 4.875% 12/1/29(d)		40,000	36,392
Madison IAQ LLC:
4.125% 6/30/28 (d)		55,000	48,263
5.875% 6/30/29 (d)		85,000	69,275
Paprec Holding SA 3.5% 7/1/28 (Reg. S)	EUR	113,000	110,371
Stericycle, Inc. 3.875% 1/15/29 (d)		35,000	30,865
			295,166
Food & Drug Retail - 0.8%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)		35,000	29,484
4.625% 1/15/27 (d)		130,000	121,768
4.875% 2/15/30 (d)		275,000	248,890
BellRing Brands, Inc. 7% 3/15/30 (d)		70,000	68,425
Camposol SA 6% 2/3/27 (d)		200,000	182,975
Emergent BioSolutions, Inc. 3.875% 8/15/28 (d)		35,000	29,706
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)		25,000	21,959
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)		100,000	97,589
			800,796
Food/Beverage/Tobacco - 2.3%
Adecoagro SA 6% 9/21/27 (d)		150,000	147,227
C&S Group Enterprises LLC 5% 12/15/28 (d)		40,000	34,050
Central American Bottling Corp. 5.25% 4/27/29 (d)		200,000	189,000
Chobani LLC/Finance Corp., Inc.:
4.625% 11/15/28 (d)		30,000	27,000
7.5% 4/15/25 (d)		15,000	14,063
Del Monte Foods, Inc. 11.875% 5/15/25 (d)		80,000	87,358
JBS Finance Luxembourg SARL 2.5% 1/15/27 (d)		200,000	179,452
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (d)		185,000	191,014
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (d)		120,000	118,500
6.5% 4/15/29 (d)		80,000	82,800
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (d)		48,000	50,820
Kraft Heinz Foods Co.:
2.25% 5/25/28 (Reg. S)	EUR	100,000	102,656
4.375% 6/1/46		15,000	13,142
4.875% 10/1/49		85,000	79,142
5.5% 6/1/50		25,000	25,247
Lamb Weston Holdings, Inc. 4.125% 1/31/30 (d)		70,000	62,467
MARB BondCo PLC 3.95% 1/29/31 (d)		200,000	165,985
MHP SA 7.75% 5/10/24 (d)		100,000	50,500
NBM U.S. Holdings, Inc. 6.625% 8/6/29 (d)		85,000	87,061
Performance Food Group, Inc.:
4.25% 8/1/29 (d)		40,000	35,549
5.5% 10/15/27 (d)		100,000	97,043
Post Holdings, Inc. 4.625% 4/15/30 (d)		195,000	166,725
Simmons Foods, Inc. 4.625% 3/1/29 (d)		40,000	36,095
TreeHouse Foods, Inc. 4% 9/1/28		20,000	16,296
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)		30,000	24,832
U.S. Foods, Inc.:
4.625% 6/1/30 (d)		35,000	31,325
4.75% 2/15/29 (d)		80,000	73,896
United Natural Foods, Inc. 6.75% 10/15/28 (d)		40,000	40,029
			2,229,274
Gaming - 2.8%
Affinity Gaming LLC 6.875% 12/15/27 (d)		20,000	18,733
Caesars Entertainment, Inc.:
4.625% 10/15/29 (d)		90,000	77,175
6.25% 7/1/25 (d)		110,000	111,196
8.125% 7/1/27 (d)		75,000	78,375
CDI Escrow Issuer, Inc. 5.75% 4/1/30 (d)		135,000	130,128
Cirsa Finance International SARL 6.25% 12/20/23 (Reg. S)	EUR	84,917	89,062
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (d)		90,000	81,652
6.75% 1/15/30 (d)		160,000	138,419
GENM Capital Labuan Ltd. 3.882% 4/19/31 (d)		200,000	164,913
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25		95,000	96,691
5.375% 4/15/26		30,000	30,604
Jacobs Entertainment, Inc. 6.75% 2/15/29 (d)		40,000	39,188
Melco Resorts Finance Ltd. 5.375% 12/4/29 (Reg. S)		200,000	160,042
MGM China Holdings Ltd. 4.75% 2/1/27 (Reg. S)		200,000	168,000
NagaCorp Ltd. 7.95% 7/6/24 (Reg. S)		200,000	180,725
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (d)		70,000	76,650
Station Casinos LLC 4.625% 12/1/31 (d)		115,000	96,376
Studio City Finance Ltd.:
5% 1/15/29 (Reg. S)		200,000	136,350
6.5% 1/15/28 (d)		110,000	84,150
6.5% 1/15/28 (Reg. S)		200,000	153,000
VICI Properties LP / VICI Note Co.:
4.5% 1/15/28 (d)		350,000	344,750
5.75% 2/1/27 (d)		70,000	72,100
Wynn Macau Ltd. 5.125% 12/15/29 (Reg. S)		250,000	197,500
			2,725,779
Healthcare - 6.4%
AHP Health Partners, Inc. 5.75% 7/15/29 (d)		80,000	72,200
Avantor Funding, Inc.:
3.875% 11/1/29 (d)		70,000	62,806
4.625% 7/15/28 (d)		175,000	166,476
Bayer AG:
3.125% 11/12/79 (Reg. S) (e)	EUR	100,000	97,154
5.375% 3/25/82 (Reg. S) (e)	EUR	200,000	210,768
Catalent Pharma Solutions 5% 7/15/27 (d)		20,000	19,375
Centene Corp.:
3.375% 2/15/30		160,000	142,952
4.25% 12/15/27		70,000	67,900
4.625% 12/15/29		105,000	101,695
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)		20,000	18,100
4% 3/15/31 (d)		55,000	49,105
4.25% 5/1/28 (d)		120,000	114,544
Chrome Bidco SASU 3.5% 5/31/28 (Reg. S)	EUR	175,000	166,155
Chrome HoldCo 5% 5/31/29 (Reg. S)	EUR	100,000	91,785
Community Health Systems, Inc.:
4.75% 2/15/31 (d)		75,000	63,563
5.25% 5/15/30 (d)		155,000	135,881
5.625% 3/15/27 (d)		55,000	52,428
6% 1/15/29 (d)		55,000	51,985
6.125% 4/1/30 (d)		170,000	139,825
6.875% 4/15/29 (d)		75,000	65,777
8% 3/15/26 (d)		390,000	403,182
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)		60,000	48,900
4.625% 6/1/30 (d)		160,000	139,200
Encompass Health Corp. 5.75% 9/15/25		15,000	15,263
Eurofins Scientific SA 2.125% 7/25/24 (Reg. S)	EUR	100,000	106,779
Grifols Escrow Issuer SA 4.75% 10/15/28 (d)		200,000	182,500
Grifols SA 2.25% 11/15/27 (Reg. S)	EUR	100,000	95,220
HCA Holdings, Inc. 5.875% 2/1/29		45,000	46,874
HealthEquity, Inc. 4.5% 10/1/29 (d)		30,000	27,413
Hologic, Inc. 3.25% 2/15/29 (d)		55,000	48,998
Jazz Securities DAC 4.375% 1/15/29 (d)		55,000	50,669
Minerva Merger Sub, Inc. 6.5% 2/15/30 (d)		265,000	243,917
Molina Healthcare, Inc.:
3.875% 11/15/30 (d)		50,000	45,100
3.875% 5/15/32 (d)		100,000	87,798
4.375% 6/15/28 (d)		40,000	37,386
Mozart Debt Merger Sub, Inc. 3.875% 4/1/29 (d)		135,000	117,958
Option Care Health, Inc. 4.375% 10/31/29 (d)		30,000	26,969
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
2.875% 4/30/28 (Reg. S)	EUR	147,000	139,565
4.125% 4/30/28 (d)		80,000	74,424
5.125% 4/30/31 (d)		80,000	72,300
Ortho-Clinical Diagnostics, Inc.:
7.25% 2/1/28 (d)		18,000	18,180
7.375% 6/1/25 (d)		25,000	25,438
Owens & Minor, Inc. 6.625% 4/1/30 (d)		165,000	161,517
Radiology Partners, Inc. 9.25% 2/1/28 (d)		170,000	161,500
RP Escrow Issuer LLC 5.25% 12/15/25 (d)		50,000	46,500
Sabra Health Care LP 3.9% 10/15/29		72,000	65,773
Service Corp. International 3.375% 8/15/30		300,000	258,000
Surgery Center Holdings, Inc.:
6.75% 7/1/25 (d)		30,000	29,438
10% 4/15/27 (d)		70,000	73,150
Teleflex, Inc. 4.625% 11/15/27		30,000	29,400
Tenet Healthcare Corp.:
4.25% 6/1/29 (d)		250,000	225,873
4.375% 1/15/30 (d)		210,000	191,073
4.625% 7/15/24		32,000	31,913
6.125% 10/1/28 (d)		240,000	230,388
6.25% 2/1/27 (d)		195,000	193,538
6.875% 11/15/31		10,000	10,361
Teva Pharmaceutical Finance Netherlands III BV:
3.15% 10/1/26		75,000	64,314
4.1% 10/1/46		200,000	142,886
4.375% 5/9/30	EUR	100,000	93,099
6% 1/31/25	EUR	100,000	107,077
Valeant Pharmaceuticals International, Inc. 9.25% 4/1/26 (d)		65,000	64,526
Vizient, Inc. 6.25% 5/15/27 (d)		15,000	15,488
			6,140,321
Homebuilders/Real Estate - 3.4%
ADLER Real Estate AG 1.875% 4/27/23 (Reg. S)	EUR	100,000	91,306
Arcosa, Inc. 4.375% 4/15/29 (d)		40,000	36,496
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29 (d)		40,000	33,658
6.625% 1/15/28 (d)		5,000	4,862
China Aoyuan Group Ltd.:
5.88% 3/1/27 (Reg. S)		200,000	43,038
6.2% 3/24/26 (Reg. S)		200,000	43,600
China Evergrande Group:
8.25% 3/23/22 (Reg. S)		200,000	24,163
8.75% 6/28/25 (Reg. S)		200,000	22,000
China SCE Property Holdings Ltd.:
7.25% 4/19/23 (Reg. S)		200,000	156,000
7.375% 4/9/24 (Reg. S)		200,000	135,000
CIFI Holdings Group Co. Ltd. 4.375% 4/12/27 (Reg. S)		200,000	146,000
Easy Tactic Ltd. 11.625% 9/3/24 (Reg. S)		200,000	41,225
Jinke Properties Group Co. Ltd. 6.85% 5/28/24 (Reg. S)		200,000	70,725
Kaisa Group Holdings Ltd. 11.5% 1/30/23 (Reg. S)		200,000	42,600
Kennedy-Wilson, Inc.:
4.75% 3/1/29		55,000	50,733
5% 3/1/31		55,000	49,639
KWG Group Holdings Ltd. 5.2% 9/21/22 (Reg. S)		200,000	133,000
Modernland Overseas Pte Ltd. 3% 4/30/27 pay-in-kind (e)		106,828	48,360
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27		300,000	287,853
New Home Co., Inc. 7.25% 10/15/25 (d)		35,000	33,075
New Metro Global Ltd.:
4.8% 12/15/24 (Reg. S)		200,000	133,000
6.8% 8/5/23 (Reg. S)		200,000	142,000
Powerlong Real Estate Holding Ltd.:
5.95% 4/30/25 (Reg. S)		200,000	78,000
6.25% 8/10/24 (Reg. S)		200,000	83,000
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (d)		30,000	25,088
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (d)		110,000	89,121
Redsun Properties Group Ltd. 9.7% 4/16/23 (Reg. S)		220,000	51,700
RKPF Overseas 2020 A Ltd. 5.125% 7/26/26 (Reg. S)		200,000	142,000
Scenery Journey Ltd. 11.5% 10/24/22 (Reg. S)		200,000	22,100
Starwood Property Trust, Inc. 4.75% 3/15/25		75,000	74,003
Sunac China Holdings Ltd.:
6.5% 7/9/23 (Reg. S)		200,000	50,000
7.5% 2/1/24 (Reg. S)		200,000	46,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.75% 1/15/28 (d)		80,000	78,200
5.875% 6/15/27 (d)		55,000	54,597
Times China Holdings Ltd. 6.75% 7/8/25 (Reg. S)		200,000	89,000
TRI Pointe Homes, Inc. 5.7% 6/15/28		15,000	14,374
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)		55,000	49,088
6.5% 2/15/29 (d)		85,000	73,347
VICI Properties LP / VICI Note Co. 3.75% 2/15/27 (d)		205,000	189,051
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (d)		25,000	22,082
Yango Justice International Ltd. 8.25% 11/25/23 (Reg. S)		220,000	15,400
Yanlord Land Group Ltd. 6.8% 2/27/24 (Reg. S)		250,000	240,625
			3,255,109
Hotels - 0.5%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (d)		40,000	33,875
3.75% 5/1/29 (d)		35,000	31,711
4% 5/1/31 (d)		35,000	31,302
4.875% 1/15/30		320,000	308,704
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		40,000	39,600
Lindblad Expeditions LLC 6.75% 2/15/27 (d)		65,000	63,781
			508,973
Insurance - 1.2%
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (d)		250,000	243,388
10.125% 8/1/26 (d)		35,000	36,400
Alliant Holdings Intermediate LLC:
5.875% 11/1/29 (d)		90,000	83,925
6.75% 10/15/27 (d)		225,000	212,767
AmWINS Group, Inc. 4.875% 6/30/29 (d)		40,000	36,613
AssuredPartners, Inc. 5.625% 1/15/29 (d)		30,000	26,384
HUB International Ltd.:
5.625% 12/1/29 (d)		60,000	55,050
7% 5/1/26 (d)		190,000	188,322
MGIC Investment Corp. 5.25% 8/15/28		40,000	37,552
USI, Inc. 6.875% 5/1/25 (d)		275,000	270,801
			1,191,202
Leisure - 1.3%
Carnival Corp.:
5.75% 3/1/27 (d)		135,000	122,245
9.875% 8/1/27 (d)		210,000	226,326
10.5% 2/1/26 (d)		75,000	82,500
NCL Corp. Ltd.:
5.875% 3/15/26 (d)		20,000	18,476
5.875% 2/15/27 (d)		90,000	85,792
7.75% 2/15/29 (d)		80,000	77,600
NCL Finance Ltd. 6.125% 3/15/28 (d)		25,000	22,500
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (d)		130,000	117,488
5.375% 7/15/27 (d)		60,000	55,137
5.5% 8/31/26 (d)		135,000	125,792
9.125% 6/15/23 (d)		85,000	87,748
11.5% 6/1/25 (d)		30,000	32,588
Studio City Co. Ltd. 7% 2/15/27 (d)		75,000	70,078
Vail Resorts, Inc. 6.25% 5/15/25 (d)		35,000	35,788
Viking Cruises Ltd. 13% 5/15/25 (d)		50,000	54,720
			1,214,778
Metals/Mining - 3.5%
Abja Investment Co. Pte Ltd. 5.45% 1/24/28		200,000	197,000
Alcoa Nederland Holding BV 4.125% 3/31/29 (d)		70,000	65,533
Alpha Natural Resources, Inc. 9.75% 4/15/18 (b)(g)		210,000	0
Antofagasta PLC 2.375% 10/14/30 (d)		200,000	163,100
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (d)		40,000	37,492
4.875% 3/1/31 (d)		40,000	37,000
Endeavour Mining PLC 5% 10/14/26 (d)		200,000	181,000
ERO Copper Corp. 6.5% 2/15/30 (d)		230,000	206,381
First Quantum Minerals Ltd.:
6.5% 3/1/24 (d)		200,000	200,500
6.875% 3/1/26 (d)		200,000	199,288
6.875% 10/15/27 (d)		185,000	184,225
7.5% 4/1/25 (d)		130,000	131,300
FMG Resources Pty Ltd.:
4.375% 4/1/31 (d)		40,000	35,397
5.875% 4/15/30 (d)		130,000	129,064
Freeport-McMoRan, Inc. 5.4% 11/14/34		30,000	30,712
Gcm Mining Corp. 6.875% 8/9/26 (d)		200,000	176,000
Howmet Aerospace, Inc. 5.95% 2/1/37		45,000	45,475
HudBay Minerals, Inc. 6.125% 4/1/29 (d)		105,000	99,358
Industrias Penoles SA de CV 4.75% 8/6/50 (d)		200,000	168,163
Joseph T. Ryerson & Son, Inc. 8.5% 8/1/28 (d)		29,000	31,175
Mineral Resources Ltd.:
8% 11/1/27 (d)		85,000	84,681
8.5% 5/1/30 (d)		20,000	19,750
Novelis Corp. 3.875% 8/15/31 (d)		115,000	98,613
PT Freeport Indonesia 5.315% 4/14/32 (d)		200,000	193,400
Stillwater Mining Co. 4% 11/16/26 (d)		200,000	182,500
Vedanta Resources PLC 6.375% 7/30/22 (Reg. S)		200,000	199,100
VM Holding SA 6.5% 1/18/28 (d)		200,000	199,500
Volcan Compania Minera SAA 4.375% 2/11/26 (d)		100,000	89,550
			3,385,257
Paper - 0.5%
Berry Global, Inc. 5.625% 7/15/27 (d)		35,000	34,869
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (d)		35,000	34,913
8.75% 4/15/30 (d)		200,000	182,788
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)		90,000	91,706
Intertape Polymer Group, Inc. 4.375% 6/15/29 (d)		40,000	41,155
Mercer International, Inc. 5.125% 2/1/29		55,000	51,090
SPA Holdings 3 OY 4.875% 2/4/28 (d)		45,000	39,694
			476,215
Publishing/Printing - 0.2%
Clear Channel International BV 6.625% 8/1/25 (d)		200,000	202,112
Restaurants - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (d)		160,000	136,776
Carrols Restaurant Group, Inc. 5.875% 7/1/29 (d)		170,000	128,775
CEC Entertainment LLC 6.75% 5/1/26 (d)		60,000	56,400
Papa John's International, Inc. 3.875% 9/15/29 (d)		25,000	21,868
Yum! Brands, Inc.:
4.625% 1/31/32		70,000	63,613
4.75% 1/15/30 (d)		200,000	190,250
			597,682
Services - 3.2%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)		146,000	134,046
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (d)		30,000	24,825
APCOA Parking Holdings GmbH 4.625% 1/15/27 (Reg. S)	EUR	100,000	97,340
ASGN, Inc. 4.625% 5/15/28 (d)		160,000	148,640
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp. 4.625% 6/1/28 (d)		38,000	33,345
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375% 3/1/29 (d)		40,000	37,500
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (d)		55,000	50,664
4% 7/1/29 (d)		30,000	27,672
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)		440,000	392,700
CoreCivic, Inc. 8.25% 4/15/26		100,000	102,722
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		520,000	518,596
H&E Equipment Services, Inc. 3.875% 12/15/28 (d)		90,000	78,394
Hertz Corp.:
4.625% 12/1/26 (d)		55,000	50,134
5% 12/1/29 (d)		70,000	61,250
5.5% 10/15/24 (b)(d)(g)		65,000	81
6% 1/15/28 (b)(d)(g)		85,000	4,994
6.25% 10/15/22 (b)(g)		60,000	75
7.125% 8/1/26 (b)(d)(g)		85,000	4,888
Intrum AB 4.875% 8/15/25 (Reg. S)	EUR	200,000	207,561
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (d)		35,000	32,846
PeopleCert Wisdom Issuer PLC 5.75% 9/15/26 (Reg. S)	EUR	114,000	116,512
Sabre GLBL, Inc. 7.375% 9/1/25 (d)		60,000	60,687
Service Corp. International 5.125% 6/1/29		35,000	34,525
Sotheby's 7.375% 10/15/27 (d)		80,000	78,884
The Bidvest Group UK PLC 3.625% 9/23/26 (d)		200,000	183,000
The GEO Group, Inc.:
5.125% 4/1/23		50,000	47,688
5.875% 10/15/24		15,000	13,350
6% 4/15/26		170,000	137,190
Uber Technologies, Inc. 4.5% 8/15/29 (d)		395,000	340,198
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)		45,000	43,763
			3,064,070
Steel - 0.9%
Big River Steel LLC/BRS Finance Corp. 6.625% 1/31/29 (d)		132,000	134,970
Commercial Metals Co. 3.875% 2/15/31		30,000	26,438
Infrabuild Australia Pty Ltd. 12% 10/1/24 (d)		155,000	156,550
JSW Steel Ltd. 3.95% 4/5/27 (d)		200,000	177,500
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (d)		20,000	18,000
TMK Capital SA 4.3% 2/12/27 (Reg. S)		200,000	30,000
Usiminas International SARL 5.875% 7/18/26 (d)		200,000	200,288
Vallourec SA 8.5% 6/30/26 (Reg. S)	EUR	100,000	105,623
			849,369
Super Retail - 1.1%
Academy Ltd. 6% 11/15/27 (d)		75,000	74,813
Asbury Automotive Group, Inc.:
4.5% 3/1/28		21,000	19,583
4.625% 11/15/29 (d)		45,000	40,506
4.75% 3/1/30		20,000	17,924
5% 2/15/32 (d)		45,000	39,938
At Home Group, Inc.:
4.875% 7/15/28 (d)		35,000	28,919
7.125% 7/15/29 (d)		45,000	33,516
Bath & Body Works, Inc. 6.625% 10/1/30 (d)		110,000	109,407
Carvana Co.:
4.875% 9/1/29 (d)		110,000	80,278
5.875% 10/1/28 (d)		55,000	43,713
EG Global Finance PLC:
6.75% 2/7/25 (d)		250,000	242,988
8.5% 10/30/25 (d)		50,000	50,000
Gap, Inc.:
3.625% 10/1/29 (d)		45,000	36,603
3.875% 10/1/31 (d)		80,000	63,776
Group 1 Automotive, Inc. 4% 8/15/28 (d)		200,000	179,946
			1,061,910
Technology - 4.6%
Acuris Finance U.S. 5% 5/1/28 (d)		170,000	155,550
Arcelik A/S 5% 4/3/23 (d)		200,000	198,850
Arches Buyer, Inc.:
4.25% 6/1/28 (d)		35,000	31,106
6.125% 12/1/28 (d)		10,000	8,700
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		60,000	55,647
Block, Inc.:
2.75% 6/1/26 (d)		75,000	68,402
3.5% 6/1/31 (d)		75,000	62,813
CA Magnum Holdings 5.375% (d)(h)		400,000	384,000
Camelot Finance SA 4.5% 11/1/26 (d)		150,000	141,000
Castor SpA 6% 2/15/29 (Reg. S)	EUR	182,000	186,763
CDK Global, Inc.:
4.875% 6/1/27		80,000	80,400
5.25% 5/15/29 (d)		35,000	35,277
CDW LLC/CDW Finance Corp. 4.25% 4/1/28		80,000	74,538
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	100,000	91,870
Crowdstrike Holdings, Inc. 3% 2/15/29		70,000	62,300
Elastic NV 4.125% 7/15/29 (d)		40,000	35,800
Energizer Gamma Acquistion BV 3.5% 6/30/29 (Reg. S)	EUR	124,000	109,103
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25% 12/1/27 (d)		205,000	202,804
II-VI, Inc. 5% 12/15/29 (d)		45,000	42,188
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)		200,000	187,250
Lenovo Group Ltd. 3.421% 11/2/30 (d)		200,000	175,288
Match Group Holdings II LLC:
4.125% 8/1/30 (d)		100,000	89,375
5% 12/15/27 (d)		100,000	97,500
5.625% 2/15/29 (d)		65,000	62,725
MercadoLibre, Inc. 3.125% 1/14/31		200,000	162,600
MicroStrategy, Inc. 6.125% 6/15/28 (d)		185,000	169,491
NCR Corp. 5.125% 4/15/29 (d)		45,000	42,863
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (d)		30,000	30,750
onsemi 3.875% 9/1/28 (d)		70,000	64,939
Open Text Corp. 3.875% 12/1/29 (d)		70,000	62,206
Open Text Holdings, Inc.:
4.125% 2/15/30 (d)		95,000	84,313
4.125% 12/1/31 (d)		70,000	60,678
Orano SA:
2.75% 3/8/28 (Reg. S)	EUR	100,000	99,078
3.375% 4/23/26 (Reg. S)	EUR	100,000	105,501
Qorvo, Inc. 4.375% 10/15/29		45,000	41,807
Rackspace Hosting, Inc.:
3.5% 2/15/28 (d)		100,000	86,487
5.375% 12/1/28 (d)		30,000	24,442
Roblox Corp. 3.875% 5/1/30 (d)		185,000	159,100
Sensata Technologies BV 4% 4/15/29 (d)		65,000	57,945
SoftBank Group Corp. 4.625% 7/6/28 (Reg. S)		200,000	171,750
Synaptics, Inc. 4% 6/15/29 (d)		30,000	26,449
TTM Technologies, Inc. 4% 3/1/29 (d)		60,000	52,500
Twilio, Inc.:
3.625% 3/15/29		45,000	39,710
3.875% 3/15/31		45,000	38,676
Uber Technologies, Inc.:
7.5% 5/15/25 (d)		115,000	118,739
7.5% 9/15/27 (d)		90,000	92,607
Unisys Corp. 6.875% 11/1/27 (d)		30,000	30,103
			4,461,983
Telecommunications - 7.7%
Altice Financing SA 5.75% 8/15/29 (d)		225,000	189,565
Altice France Holding SA 6% 2/15/28 (d)		75,000	61,969
Altice France SA:
4.25% 10/15/29 (Reg. S)	EUR	120,000	109,146
5.125% 1/15/29 (d)		50,000	42,429
5.125% 7/15/29 (d)		120,000	101,587
5.5% 1/15/28 (d)		130,000	114,563
8.125% 2/1/27 (d)		245,000	246,838
AXIAN Telecom 7.375% 2/16/27 (d)		200,000	193,750
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)		340,000	328,950
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)		30,000	26,381
5.625% 9/15/28 (d)		20,000	17,138
Cellnex Telecom SA 1.75% 10/23/30 (Reg. S)	EUR	100,000	86,615
Cogent Communications Group, Inc. 3.5% 5/1/26 (d)		50,000	47,207
Consolidated Communications, Inc. 5% 10/1/28 (d)		135,000	110,322
CT Trust 5.125% 2/3/32 (d)		200,000	185,560
Digicel Group Ltd. 6.75% 3/1/23 (d)		150,000	132,750
Frontier Communications Holdings LLC:
5% 5/1/28 (d)		55,000	50,190
5.875% 10/15/27 (d)		50,000	47,875
5.875% 11/1/29		14,771	12,823
6% 1/15/30 (d)		95,000	82,659
6.75% 5/1/29 (d)		60,000	54,066
Holdco SASU 5.125% 10/15/26 (Reg. S)	EUR	115,000	117,247
IHS Netherlands Holdco BV 8% 9/18/27 (d)		200,000	200,038
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (b)(g)		200,000	0
6.5% 3/15/30 (d)		335,000	315,399
8.5% 10/15/24 (b)(d)(g)		45,000	0
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (d)		400,000	364,122
6.75% 10/15/27 (d)		90,000	89,440
Level 3 Financing, Inc.:
3.75% 7/15/29 (d)		95,000	77,188
4.25% 7/1/28 (d)		75,000	63,375
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (d)		200,000	191,500
Lumen Technologies, Inc.:
5.125% 12/15/26 (d)		150,000	135,000
5.375% 6/15/29 (d)		200,000	162,862
Millicom International Cellular SA 5.125% 1/15/28 (d)		225,000	212,738
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
4.75% 4/30/27 (d)		50,000	45,484
6% 2/15/28 (d)		20,000	16,734
Olivetti Finance NV 7.75% 1/24/33	EUR	75,000	89,254
Sable International Finance Ltd. 5.75% 9/7/27 (d)		180,000	177,244
Sabre GLBL, Inc. 9.25% 4/15/25 (d)		45,000	47,994
SBA Communications Corp.:
3.125% 2/1/29		100,000	85,775
3.875% 2/15/27		220,000	208,824
Sprint Capital Corp. 8.75% 3/15/32		530,000	673,537
Telecom Italia SpA 2.75% 4/15/25 (Reg. S)	EUR	100,000	100,086
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (d)		200,000	200,975
Telenet Finance Luxembourg Notes SARL 3.5% 3/1/28 (Reg. S)	EUR	100,000	99,532
Turk Telekomunikasyon A/S 6.875% 2/28/25 (d)		200,000	194,600
Turkcell Iletisim Hizmet A/S 5.8% 4/11/28 (d)		200,000	178,900
Uniti Group, Inc. 6% 1/15/30 (d)		210,000	175,128
Virgin Media Secured Finance PLC 5.5% 5/15/29 (d)		170,000	157,250
Vodafone Group PLC 3% 8/27/80 (Reg. S) (e)	EUR	100,000	91,733
VTR Comunicaciones SpA 5.125% 1/15/28 (d)		176,000	157,388
Windstream Escrow LLC 7.75% 8/15/28 (d)		295,000	280,988
WP/AP Telecom Holdings III BV 5.5% 1/15/30 (Reg. S)	EUR	131,000	121,966
Zayo Group Holdings, Inc.:
4% 3/1/27 (d)		115,000	100,050
6.125% 3/1/28 (d)		60,000	50,250
			7,424,984
Textiles/Apparel - 0.2%
Crocs, Inc.:
4.125% 8/15/31 (d)		75,000	59,855
4.25% 3/15/29 (d)		40,000	34,000
CT Investment GmbH 5.5% 4/15/26 (Reg. S)	EUR	100,000	98,374
Victoria's Secret & Co. 4.625% 7/15/29 (d)		50,000	41,018
			233,247
Transportation Ex Air/Rail - 0.8%
Autostrade per L'italia SpA:
1.625% 6/12/23	EUR	115,000	121,234
1.75% 6/26/26 (Reg. S)	EUR	100,000	100,484
1.875% 9/26/29 (Reg. S)	EUR	100,000	94,814
2% 12/4/28 (Reg. S)	EUR	100,000	97,055
2% 1/15/30 (Reg. S)	EUR	100,000	94,844
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (d)		40,000	37,400
Navios Maritime Holdings, Inc. 11.25% 8/15/22 (d)		13,000	12,886
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (d)		110,000	112,269
Seaspan Corp. 5.5% 8/1/29 (d)		110,000	97,075
			768,061
Utilities - 4.1%
Clearway Energy Operating LLC 4.75% 3/15/28 (d)		40,000	37,800
DPL, Inc.:
4.125% 7/1/25		180,000	172,800
4.35% 4/15/29		215,000	196,725
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (d)		100,000	97,064
Greenko Investment Co. 4.875% 8/16/23 (Reg. S)		200,000	197,413
InterGen NV 7% 6/30/23 (d)		845,000	823,875
Mong Duong Finance Holdings BV 5.125% 5/7/29 (d)		100,000	89,250
NextEra Energy Partners LP 4.25% 9/15/24 (d)		4,000	3,930
NRG Energy, Inc.:
3.875% 2/15/32 (d)		45,000	37,564
5.25% 6/15/29 (d)		60,000	56,512
Pacific Gas & Electric Co.:
3.75% 8/15/42		10,000	7,341
3.95% 12/1/47		55,000	40,207
4.55% 7/1/30		415,000	384,326
4.95% 7/1/50		415,000	346,037
PG&E Corp.:
5% 7/1/28		375,000	345,071
5.25% 7/1/30		205,000	186,302
Pike Corp. 5.5% 9/1/28 (d)		180,000	163,350
Solaris Midstream Holdings LLC 7.625% 4/1/26 (d)		70,000	71,750
Star Energy Geothermal Wayang Windu Ltd. 6.75% 4/24/33 (Reg. S)		164,540	171,821
Teollisuuden Voima Oyj 1.375% 6/23/28 (Reg. S)	EUR	198,000	186,981
TerraForm Global, Inc. 6.125% 3/1/26 (d)		160,000	157,200
Vertiv Group Corp. 4.125% 11/15/28 (d)		95,000	82,769
Vistra Operations Co. LLC 5.625% 2/15/27 (d)		60,000	59,100
			3,915,188

TOTAL NONCONVERTIBLE BONDS			78,073,607

TOTAL CORPORATE BONDS
(Cost $89,643,065)			79,608,444

Government Obligations - 1.7%
Germany - 1.4%
German Federal Republic 0% 9/16/22 (Reg. S)	EUR	1,265,000	1,337,315
Sri Lanka - 0.3%
Democratic Socialist Republic of Sri Lanka:
6.2% 5/11/27 (Reg. S) (g)		200,000	85,022
7.55% 3/28/30 (Reg. S) (g)		200,000	84,522
7.85% 3/14/29(Reg. S) (g)		200,000	84,522

TOTAL SRI LANKA			254,066

TOTAL GOVERNMENT OBLIGATIONS
(Cost $1,984,821)			1,591,381
		Shares	Value

Common Stocks - 2.3%
Automotive & Auto Parts - 0.0%
UC Holdings, Inc. (b)(i)		3,510	15,971
Energy - 1.5%
California Resources Corp.		5,929	238,405
California Resources Corp. warrants 10/27/24 (i)		530	6,347
Chesapeake Energy Corp.		3,594	294,780
Chesapeake Energy Corp. (c)(i)		85	6,972
Denbury, Inc. (i)		2,860	182,983
Denbury, Inc. warrants 9/18/25 (i)		1,038	37,368
EP Energy Corp. (b)(i)		7,975	74,008
Jonah Energy Parent LLC (b)(i)		3,631	244,838
Mesquite Energy, Inc. (b)(i)		3,543	197,574
Noble Corp. (i)(j)		146	4,662
Noble Corp. (d)		58	1,852
Noble Corp.:
warrants 2/5/28 (i)		600	10,800
warrants 2/5/28 (i)		600	8,400
PureWest Energy (b)		105	1,261
PureWest Energy rights (b)(i)		63	0
Superior Energy Services, Inc. Class A (b)(i)		609	15,591
Tidewater, Inc.:
warrants 11/14/42 (i)		5,448	119,593
warrants 11/14/42 (i)		1,897	41,642

TOTAL ENERGY			1,487,076

Entertainment/Film - 0.0%
New Cotai LLC/New Cotai Capital Corp. (b)(c)(i)		125,816	1
Food & Drug Retail - 0.2%
Northeast Grocery, Inc. (b)(c)		12,754	5,075
Southeastern Grocers, Inc. (b)(c)(i)		7,744	182,139

TOTAL FOOD & DRUG RETAIL			187,214

Healthcare - 0.1%
HCA Holdings, Inc.		400	85,820
Telecommunications - 0.0%
Intelsat Jackson Holdings SA:
Series A rights (b)(i)		240	0
Series B rights (b)(i)		240	0

TOTAL TELECOMMUNICATIONS			0

Textiles/Apparel - 0.1%
Intelsat Emergence SA (b)		2,304	89,879
Utilities - 0.4%
NRG Energy, Inc.		3,200	114,880
Vistra Corp.		9,795	245,071

TOTAL UTILITIES			359,951

TOTAL COMMON STOCKS
(Cost $1,921,958)			2,225,912

Convertible Preferred Stocks - 0.2%
Utilities - 0.2%
PG&E Corp.
(Cost $152,083)		1,400	165,480
		Principal Amount	Value

Bank Loan Obligations - 2.8%
Aerospace - 0.1%
TransDigm, Inc. Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.0137% 12/9/25 (e)(f)(k)		76,447	74,918
Banks & Thrifts - 0.0%
First Eagle Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.506% 2/1/27 (e)(f)(k)		28,552	27,986
Broadcasting - 0.0%
Diamond Sports Group LLC 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 8.000% 9% 5/25/26 (e)(f)(k)		10,241	10,393
Building Materials - 0.1%
Hunter Douglas, Inc. Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4% 2/25/29 (e)(f)(k)		50,000	47,513
Chemicals - 0.2%
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.0287% 5/7/25 (b)(e)(f)(k)		168,725	164,929
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.006% 10/1/25 (e)(f)(k)		33,514	32,997

TOTAL CHEMICALS			197,926

Consumer Products - 0.1%
Conair Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.756% 5/17/28 (e)(f)(k)		14,925	14,597
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.256% 4/15/28 (e)(f)(k)		24,813	22,572
The Golub Corp. 2LN, term loan 3 month U.S. LIBOR + 13.500% 15.5% 5/8/26 (b)(e)(f)(k)		73,239	73,239

TOTAL CONSUMER PRODUCTS			110,408

Diversified Financial Services - 0.4%
BCP Renaissance Parent LLC Tranche B3 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4.5% 10/31/26 (e)(f)(k)		13,048	12,909
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.2884% 3/1/25 (e)(f)(k)		15,291	15,114
Softbank SVF II Cayman LP 1LN, term loan 3 month U.S. LIBOR + 5.000% 5% 12/31/24 (b)(e)(f)(k)		332,713	332,713

TOTAL DIVERSIFIED FINANCIAL SERVICES			360,736

Energy - 0.3%
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (e)(f)(k)		47,618	47,462
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (e)(f)(k)		9,750	9,640
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 3/28/24 (e)(f)(k)		137,062	136,498
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.51% 3/1/26 (e)(f)(k)		96,136	82,704
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(f)(g)(k)		65,772	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(f)(g)(k)		28,000	0

TOTAL ENERGY			276,304

Gaming - 0.0%
Scientific Games Holdings LP term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4.1751% 2/4/29 (e)(f)(k)		15,000	14,834
Healthcare - 0.0%
Electron BidCo, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4.0137% 11/1/28 (e)(f)(k)		10,000	9,906
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 11/15/28 (e)(f)(k)		35,000	34,727

TOTAL HEALTHCARE			44,633

Hotels - 0.0%
Travelport Finance Luxembourg SARL 1LN, term loan 3 month U.S. LIBOR + 6.750% 7.756% 5/30/26 (e)(f)(k)		37,203	31,224
Insurance - 0.1%
Acrisure LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 5.0137% 2/15/27 (e)(f)(k)		4,988	4,946
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.0137% 5/10/25 (e)(f)(k)		4,764	4,714
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.0137% 5/9/25 (e)(f)(k)		63,213	62,524

TOTAL INSURANCE			72,184

Leisure - 0.0%
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.2637% 8/17/28 (e)(f)(k)		4,801	4,762
Railroad - 0.0%
Einstein Merger Sub, Inc. 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.4889% 10/25/28 (b)(e)(f)(k)		30,000	29,850
Services - 0.4%
ABG Intermediate Holdings 2 LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.000% 6.8011% 12/20/29 (e)(f)(k)		5,000	4,950
Ascend Learning LLC 2LN, term loan 1 month U.S. LIBOR + 5.750% 6.25% 12/10/29 (e)(f)(k)		10,000	9,863
Finastra U.S.A., Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (e)(f)(k)		220,000	210,925
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.256% 8/22/25 (e)(f)(k)		95,000	94,406
Maverick Purchaser Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.9574% 1/23/27 (e)(f)(k)		14,738	14,632
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/4/28 (e)(f)(k)		39,600	39,392

TOTAL SERVICES			374,168

Super Retail - 0.2%
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5137% 3/5/28 (e)(f)(k)		158,006	156,228
Technology - 0.5%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.756% 8/10/25 (e)(f)(k)		115,724	102,271
Athenahealth Group, Inc.:
Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4.009% 2/15/29 (e)(f)(k)		85,507	84,225
Tranche DD 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 2/15/29 (f)(k)(l)(m)		14,493	14,275
MH Sub I LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/15/24 (e)(f)(k)		14,924	14,841
UKG, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.756% 5/4/26 (e)(f)(k)		19,500	19,392
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 4.2116% 5/3/26 (e)(f)(k)		198,753	196,517
2LN, term loan 1 month U.S. LIBOR + 5.250% 6.2116% 5/3/27 (e)(f)(k)		20,000	19,795
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.7637% 2/28/27 (e)(f)(k)		14,700	14,542

TOTAL TECHNOLOGY			465,858

Telecommunications - 0.4%
Altice France SA Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 4.7318% 1/31/26 (e)(f)(k)		372,929	368,618
TOTAL BANK LOAN OBLIGATIONS
(Cost $2,760,615)			2,668,543

Preferred Securities - 5.4%
Automotive & Auto Parts - 0.1%
Volkswagen International Finance NV 4.375% 12/31/99 (Reg. S) (e)(h)	EUR	100,000	97,353
Banks & Thrifts - 3.1%
AIB Group PLC 5.25% (Reg. S) (e)(h)	EUR	200,000	204,537
Axis Bank GIFT City 4.1% (Reg. S) (e)(h)		200,000	185,703
Banco Mercantil del Norte SA 6.875% (d)(e)(h)		200,000	199,357
Bangkok Bank Ltd. PCL 5% (Reg. S) (e)(h)		200,000	195,597
Bank of America Corp.:
4.3% (e)(h)		60,000	54,906
5.875% (e)(h)		190,000	183,313
Bank of Communications Co. Ltd. 3.8% (Reg. S) (e)(h)		200,000	201,815
Citigroup, Inc.:
4% (e)(h)		140,000	127,841
4.7% (e)(h)		90,000	82,772
5% (e)(h)		180,000	171,499
5.35% (e)(h)		350,000	353,389
5.95% (e)(h)		305,000	309,512
Emirates NBD Bank PJSC 6.125% (Reg. S) (e)(h)		200,000	202,115
Itau Unibanco Holding SA 6.125% (d)(e)(h)		200,000	197,228
JPMorgan Chase & Co. 4.6% (e)(h)		135,000	125,777
Tinkoff Credit Systems 6% (d)(e)(h)		100,000	5,668
UniCredit SpA 9.25% (Reg. S) (e)(h)	EUR	200,000	220,143

TOTAL BANKS & THRIFTS			3,021,172

Building Materials - 0.2%
CEMEX S.A.B. de CV 5.125% (d)(e)(h)		200,000	183,061
Diversified Financial Services - 0.4%
CAS Capital No 1 Ltd. 4% (Reg. S) (e)(h)		200,000	189,409
LeasePlan Corp. NV 7.375% (Reg. S) (e)(h)	EUR	200,000	224,382

TOTAL DIVERSIFIED FINANCIAL SERVICES			413,791

Homebuilders/Real Estate - 0.5%
CIFI Holdings Group Co. Ltd. 5.375% (Reg. S) (e)(h)		200,000	173,560
CPI Property Group SA 4.875% 12/31/99 (Reg. S) (e)(h)	EUR	100,000	96,388
RKI Overseas Finance 2017 (A) 7% (Reg. S) (h)		200,000	134,962
Yuzhou Properties Co. 5.375% (Reg. S) (e)(h)		200,000	18,964

TOTAL HOMEBUILDERS/REAL ESTATE			423,874

Technology - 0.4%
Network i2i Ltd.:
3.975% (Reg. S) (e)(h)		200,000	186,167
5.65% (Reg. S) (e)(h)		200,000	197,751

TOTAL TECHNOLOGY			383,918

Telecommunications - 0.2%
Telefonica Europe BV 3.875% (Reg. S) (e)(h)	EUR	200,000	209,368
Utilities - 0.5%
EDF SA:
3.375% (e)(h)	EUR	200,000	182,461
5% (Reg. S) (e)(h)	EUR	100,000	104,686
5.375% 12/31/99 (Reg. S) (e)(h)	EUR	100,000	106,816
Veolia Environnement SA 2.5% (Reg. S) (e)(h)	EUR	100,000	91,873

TOTAL UTILITIES			485,836

TOTAL PREFERRED SECURITIES
(Cost $5,941,217)			5,218,373
		Shares	Value

Money Market Funds - 3.5%
Fidelity Cash Central Fund 0.32% (n)		3,384,796	3,385,473
Fidelity Securities Lending Cash Central Fund 0.32% (n)(o)		3,300	3,300
TOTAL MONEY MARKET FUNDS
(Cost $3,388,680)			3,388,773
TOTAL INVESTMENT IN SECURITIES - 98.6%
(Cost $105,792,439)			94,866,906
NET OTHER ASSETS (LIABILITIES) - 1.4%			1,379,224
NET ASSETS - 100%			$96,246,130

Currency Abbreviations

EUR – European Monetary Unit

HKD – Hong Kong dollar

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Level 3 security

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $558,205 or 0.6% of net assets.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $52,249,793 or 54.3% of net assets.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Non-income producing - Security is in default.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Non-income producing

 (j) Security or a portion of the security is on loan at period end.

 (k) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (l) The coupon rate will be determined upon settlement of the loan after period end.

 (m) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $14,493 and $14,275, respectively.

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Chesapeake Energy Corp.	2/10/21	$805
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	$27,566
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 1/18/22	$47,694
New Cotai LLC/New Cotai Capital Corp.	9/11/20	$623,261
Northeast Grocery, Inc.	11/8/21	$5,075
Southeastern Grocers, Inc.	6/1/18	$54,475

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.32%	$9,212,366	$65,713,685	$71,540,579	$4,288	$1	$--	$3,385,473	0.0%
Fidelity Securities Lending Cash Central Fund 0.32%	--	51,776	48,476	3	--	--	3,300	0.0%
Total	$9,212,366	$65,765,461	$71,589,055	$4,291	$1	$--	$3,388,773

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$89,880	$--	$--	$89,880
Consumer Discretionary	15,971	--	--	15,971
Consumer Staples	187,214	--	--	187,214
Energy	1,485,815	781,769	172,035	532,011
Health Care	85,820	85,820	--	--
Utilities	526,692	359,951	165,480	1,261
Corporate Bonds	79,608,444	--	79,071,853	536,591
Government Obligations	1,591,381	--	1,591,381	--
Bank Loan Obligations	2,668,543	--	2,067,812	600,731
Preferred Securities	5,218,373	--	5,218,373	--
Money Market Funds	3,388,773	3,388,773	--	--
Total Investments in Securities:	$94,866,906	$4,616,313	$88,286,934	$1,963,659

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Investments in Securities
Beginning Balance	$1,684,372
Net Realized Gain (Loss) on Investment Securities	(280,323)
Net Unrealized Gain (Loss) on Investment Securities	724,136
Cost of Purchases	855,330
Proceeds of Sales	(1,485,262)
Amortization/Accretion	16,017
Transfers into Level 3	466,049
Transfers out of Level 3	(16,660)
Ending Balance	$1,963,659
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2022	$288,474

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2022
Assets
Investment in securities, at value (including securities loaned of $3,193) — See accompanying schedule: Unaffiliated issuers (cost $102,403,759)	$91,478,133
Fidelity Central Funds (cost $3,388,680)	3,388,773
Total Investment in Securities (cost $105,792,439)		$94,866,906
Cash		69,332
Foreign currency held at value (cost $3,077)		3,064
Receivable for investments sold		250,313
Receivable for fund shares sold		60,767
Dividends receivable		1,120
Interest receivable		1,371,704
Distributions receivable from Fidelity Central Funds		740
Prepaid expenses		38
Receivable from investment adviser for expense reductions		58,292
Total assets		96,682,276
Liabilities
Payable for investments purchased	$121,084
Payable for fund shares redeemed	92,196
Distributions payable	55,147
Accrued management fee	57,437
Distribution and service plan fees payable	5,643
Other affiliated payables	16,447
Other payables and accrued expenses	84,892
Collateral on securities loaned	3,300
Total liabilities		436,146
Net Assets		$96,246,130
Net Assets consist of:
Paid in capital		$113,176,337
Total accumulated earnings (loss)		(16,930,207)
Net Assets		$96,246,130
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($15,467,066 ÷ 1,780,028 shares)(a)		$8.69
Maximum offering price per share (100/96.00 of $8.69)		$9.05
Class M:
Net Asset Value and redemption price per share ($3,118,112 ÷ 358,898 shares)(a)		$8.69
Maximum offering price per share (100/96.00 of $8.69)		$9.05
Class C:
Net Asset Value and offering price per share ($2,245,687 ÷ 258,447 shares)(a)		$8.69
Global High Income:
Net Asset Value, offering price and redemption price per share ($72,440,763 ÷ 8,336,047 shares)		$8.69
Class I:
Net Asset Value, offering price and redemption price per share ($2,974,502 ÷ 342,294 shares)		$8.69

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2022
Investment Income
Dividends		$400,724
Interest		5,335,236
Income from Fidelity Central Funds (including $3 from security lending)		4,291
Total income		5,740,251
Expenses
Management fee	$791,787
Transfer agent fees	165,322
Distribution and service plan fees	63,107
Accounting fees	47,157
Custodian fees and expenses	17,762
Independent trustees' fees and expenses	397
Registration fees	71,788
Audit	96,323
Legal	4,846
Miscellaneous	514
Total expenses before reductions	1,259,003
Expense reductions	(165,625)
Total expenses after reductions		1,093,378
Net investment income (loss)		4,646,873
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(39,040)
Foreign currency transactions	(14,217)
Total net realized gain (loss)		(53,257)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(12,733,759)
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(9,436)
Total change in net unrealized appreciation (depreciation)		(12,743,194)
Net gain (loss)		(12,796,451)
Net increase (decrease) in net assets resulting from operations		$(8,149,578)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2022	Year ended April 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,646,873	$4,295,495
Net realized gain (loss)	(53,257)	(993,190)
Change in net unrealized appreciation (depreciation)	(12,743,194)	15,615,961
Net increase (decrease) in net assets resulting from operations	(8,149,578)	18,918,266
Distributions to shareholders	(4,704,486)	(4,134,980)
Share transactions - net increase (decrease)	(3,075,785)	8,464,470
Total increase (decrease) in net assets	(15,929,849)	23,247,756
Net Assets
Beginning of period	112,175,979	88,928,223
End of period	$96,246,130	$112,175,979

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global High Income Fund Class A

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$9.79	$8.38	$9.48	$9.61	$9.54
Income from Investment Operations
Net investment income (loss)A,B	.367	.391	.445	.468	.462
Net realized and unrealized gain (loss)	(1.089)	1.394	(1.120)	(.115)	.006
Total from investment operations	(.722)	1.785	(.675)	.353	.468
Distributions from net investment income	(.378)	(.375)	(.425)	(.457)	(.399)
Distributions from net realized gain	–	–	–	(.026)	–
Total distributions	(.378)	(.375)	(.425)	(.483)	(.399)
Redemption fees added to paid in capitalA	–	–	–	–	.001
Net asset value, end of period	$8.69	$9.79	$8.38	$9.48	$9.61
Total ReturnC,D	(7.64)%	21.59%	(7.44)%	3.88%	4.94%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.37%	1.34%	1.34%	1.32%	1.31%
Expenses net of fee waivers, if any	1.16%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.16%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	3.89%	4.17%	4.77%	5.00%	4.75%
Supplemental Data
Net assets, end of period (000 omitted)	$15,467	$8,582	$5,927	$7,365	$8,712
Portfolio turnover rateG	45%	53%	54%	44%	48%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class M

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$9.79	$8.38	$9.48	$9.61	$9.54
Income from Investment Operations
Net investment income (loss)A,B	.372	.389	.445	.467	.462
Net realized and unrealized gain (loss)	(1.094)	1.396	(1.120)	(.114)	.006
Total from investment operations	(.722)	1.785	(.675)	.353	.468
Distributions from net investment income	(.378)	(.375)	(.425)	(.457)	(.399)
Distributions from net realized gain	–	–	–	(.026)	–
Total distributions	(.378)	(.375)	(.425)	(.483)	(.399)
Redemption fees added to paid in capitalA	–	–	–	–	.001
Net asset value, end of period	$8.69	$9.79	$8.38	$9.48	$9.61
Total ReturnC,D	(7.64)%	21.59%	(7.44)%	3.88%	4.94%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.41%	1.41%	1.41%	1.40%	1.40%
Expenses net of fee waivers, if any	1.16%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.16%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	3.89%	4.16%	4.77%	5.00%	4.75%
Supplemental Data
Net assets, end of period (000 omitted)	$3,118	$3,164	$2,928	$3,971	$4,301
Portfolio turnover rateG	45%	53%	54%	44%	48%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class C

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$9.79	$8.38	$9.48	$9.61	$9.54
Income from Investment Operations
Net investment income (loss)A,B	.301	.319	.375	.398	.390
Net realized and unrealized gain (loss)	(1.094)	1.396	(1.119)	(.115)	.005
Total from investment operations	(.793)	1.715	(.744)	.283	.395
Distributions from net investment income	(.307)	(.305)	(.356)	(.387)	(.326)
Distributions from net realized gain	–	–	–	(.026)	–
Total distributions	(.307)	(.305)	(.356)	(.413)	(.326)
Redemption fees added to paid in capitalA	–	–	–	–	.001
Net asset value, end of period	$8.69	$9.79	$8.38	$9.48	$9.61
Total ReturnC,D	(8.33)%	20.69%	(8.13)%	3.10%	4.16%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	2.12%	2.14%	2.11%	2.08%	2.08%
Expenses net of fee waivers, if any	1.91%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.91%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	3.14%	3.41%	4.02%	4.25%	4.00%
Supplemental Data
Net assets, end of period (000 omitted)	$2,246	$3,249	$2,684	$3,723	$4,420
Portfolio turnover rateG	45%	53%	54%	44%	48%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$9.79	$8.38	$9.48	$9.62	$9.54
Income from Investment Operations
Net investment income (loss)A,B	.397	.413	.468	.491	.487
Net realized and unrealized gain (loss)	(1.094)	1.395	(1.119)	(.125)	.015
Total from investment operations	(.697)	1.808	(.651)	.366	.502
Distributions from net investment income	(.403)	(.398)	(.449)	(.480)	(.423)
Distributions from net realized gain	–	–	–	(.026)	–
Total distributions	(.403)	(.398)	(.449)	(.506)	(.423)
Redemption fees added to paid in capitalA	–	–	–	–	.001
Net asset value, end of period	$8.69	$9.79	$8.38	$9.48	$9.62
Total ReturnC	(7.40)%	21.89%	(7.21)%	4.03%	5.31%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	1.04%	1.04%	1.03%	1.01%	1.02%
Expenses net of fee waivers, if any	.91%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.91%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	4.15%	4.41%	5.02%	5.25%	5.00%
Supplemental Data
Net assets, end of period (000 omitted)	$72,441	$89,338	$73,039	$97,619	$125,192
Portfolio turnover rateF	45%	53%	54%	44%	48%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class I

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$9.79	$8.38	$9.48	$9.62	$9.54
Income from Investment Operations
Net investment income (loss)A,B	.400	.411	.473	.491	.485
Net realized and unrealized gain (loss)	(1.097)	1.397	(1.124)	(.125)	.017
Total from investment operations	(.697)	1.808	(.651)	.366	.502
Distributions from net investment income	(.403)	(.398)	(.449)	(.480)	(.423)
Distributions from net realized gain	–	–	–	(.026)	–
Total distributions	(.403)	(.398)	(.449)	(.506)	(.423)
Redemption fees added to paid in capitalA	–	–	–	–	.001
Net asset value, end of period	$8.69	$9.79	$8.38	$9.48	$9.62
Total ReturnC	(7.40)%	21.89%	(7.21)%	4.03%	5.31%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	1.05%	1.05%	1.03%	1.05%	1.03%
Expenses net of fee waivers, if any	.91%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.91%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	4.14%	4.42%	5.02%	5.25%	5.00%
Supplemental Data
Net assets, end of period (000 omitted)	$2,975	$7,844	$4,350	$7,352	$9,999
Portfolio turnover rateF	45%	53%	54%	44%	48%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2022

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global High Income, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 826,337	Market approach	Parity price	$0.40 - $25.60 / $18.99	Increase
		Recovery value	Recovery value	$0.00 - $10.12 / $10.12	Increase
			Discount rate	11.7%	Decrease
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6 – 5.0 / 3.55	Increase
			Book value multiple	1.0	Increase
			Enterprise value / Revenue multiple (EV/R)	0.3	Increase
			Discount rate	10.0% - 30.0% / 11.50%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Comparable sales – land ($/Acre)	$5,500.00 - $6,000.00 / $5,776.71	Increase
			Daily production multiple ($/Million cubic feet per day)	$2,500.00	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$17,500.00	Increase
	Book value		Book value multiple	1.0	Increase
	Discounted cash flow		Weighted average cost of capital (WACC)	8.9%	Decrease
			Discount rate	7.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth rate	1.5%	Inrease
Corporate Bonds	$ 536,591	Indicative market price	Evaluated bid	$0.13 - $10.05 / $8.61	Increase
		Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6	Increase
			Book value multiple	1.0	Increase
			Discount rate	10.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Comparable sales - land ($/Acre)	$5,500.00	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$17,500.00	Increase
		Book value	Book value multiple	1.0	Increase
Bank Loan Obligations	$600,731	Indicative market price	Evaluated bid	$97.75	Increase
		Market approach	Transaction price	$99.50 - $100.00 / $99.96	Increase
			Parity price	$100.00	Increase
		Recovery value	Recovery value	$0.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,279,418
Gross unrealized depreciation	(13,006,322)
Net unrealized appreciation (depreciation)	$(10,726,904)
Tax Cost	$105,593,810

The tax-based components of distributable earnings as of period end were as follows:

Capital Loss Carryforward	$(6,082,015)
Net unrealized appreciation (depreciation) on securities and other investments	$(10,734,979)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(832,705)
Long-term	(5,249,310)
Total capital loss carryforward	$(6,082,015)

The tax character of distributions paid was as follows:

	April 30, 2022	April 30, 2021
Ordinary Income	$4,704,486	$ 4,134,980

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global High Income Fund	47,951,759	47,724,761

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$27,021	$969
Class M	-%	.25%	8,591	12
Class C	.75%	.25%	27,495	1,858
			$63,107	$2,839

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,512
Class M	1,013
Class C(a)	36
$2,561

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$19,545.18
Class M	8,504.25
Class C	5,855.21
Global High Income	121,310.13
Class I	10,108.16
	$165,322

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global High Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Global High Income Fund	$11

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Global High Income Fund	–	128,583	77,679

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Global High Income Fund	$189

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Global High Income Fund	$–	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%/1.15%(a)	$22,724
Class M	1.25%/1.15%(a)	8,447
Class C	2.00%/1.90%(a)	5,660
Global High Income	1.00%/.90%(a)	117,925
Class I	1.00%/.90%(a)	8,996
		$163,752

 (a) Expense limitation effective June 1, 2021.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $71.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,802.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2022	Year ended April 30, 2021
Fidelity Global High Income Fund
Distributions to shareholders
Class A	$427,363	$281,112
Class M	136,678	117,390
Class C	87,509	98,593
Global High Income	3,787,445	3,421,305
Class I	265,491	216,580
Total	$4,704,486	$4,134,980

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2022	Year ended April 30, 2021	Year ended April 30, 2022	Year ended April 30, 2021
Fidelity Global High Income Fund
Class A
Shares sold	994,468	221,378	$9,310,968	$2,111,483
Reinvestment of distributions	44,175	28,758	415,544	269,952
Shares redeemed	(135,230)	(80,710)	(1,259,170)	(743,779)
Net increase (decrease)	903,413	169,426	$8,467,342	$1,637,656
Class M
Shares sold	91,576	68,909	$895,377	$661,837
Reinvestment of distributions	14,136	12,237	134,232	114,479
Shares redeemed	(70,038)	(107,309)	(666,034)	(993,245)
Net increase (decrease)	35,674	(26,163)	$363,575	$(216,929)
Class C
Shares sold	18,127	59,332	$174,518	$560,517
Reinvestment of distributions	9,080	10,374	86,380	97,101
Shares redeemed	(100,614)	(58,096)	(966,704)	(543,818)
Net increase (decrease)	(73,407)	11,610	$(705,806)	$113,800
Global High Income
Shares sold	3,066,135	4,031,911	$29,769,948	$38,048,878
Reinvestment of distributions	326,573	302,882	3,111,366	2,836,079
Shares redeemed	(4,181,161)	(3,923,855)	(39,815,297)	(36,761,620)
Net increase (decrease)	(788,453)	410,938	$(6,933,983)	$4,123,337
Class I
Shares sold	209,270	686,540	$2,024,964	$6,529,749
Reinvestment of distributions	24,069	19,080	230,486	178,711
Shares redeemed	(692,191)	(423,480)	(6,522,363)	(3,901,854)
Net increase (decrease)	(458,852)	282,140	$(4,266,913)	$2,806,606

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, issuers of privately held securities, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 324 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2021 to April 30, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period-B November 1, 2021 to April 30, 2022
Fidelity Global High Income Fund
Class A	1.15%
Actual		$1,000.00	$916.00	$5.46
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class M	1.15%
Actual		$1,000.00	$917.00	$5.47
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class C	1.91%
Actual		$1,000.00	$912.60	$9.06
Hypothetical-C		$1,000.00	$1,015.32	$9.54
Global High Income	.91%
Actual		$1,000.00	$917.20	$4.33
Hypothetical-C		$1,000.00	$1,020.28	$4.56
Class I	.91%
Actual		$1,000.00	$917.20	$4.33
Hypothetical-C		$1,000.00	$1,020.28	$4.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,194,386 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $4,023,643 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

GHI-ANN-0622
1.926249.110

Fidelity® Short Duration High Income Fund

Annual Report

April 30, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2022	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	(6.49)%	1.58%	1.98%
Class M (incl. 4.00% sales charge)	(6.49)%	1.58%	1.98%
Class C (incl. contingent deferred sales charge)	(4.27)%	1.65%	1.75%
Fidelity® Short Duration High Income Fund	(2.35)%	2.67%	2.73%
Class I	(2.35)%	2.67%	2.73%
Class Z	(2.27)%	2.73%	2.76%

 A From November 5, 2013

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short Duration High Income Fund, a class of the fund, on November 5, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Period Ending Values
$12,565	Fidelity® Short Duration High Income Fund
$13,732	ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index returned -4.96% for the 12 months ending April 30, 2022. After posting a solid gain in 2021, high-yield bonds retreated to begin the new year amid several major headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively wind down its balance sheet in an attempt to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing high yield included surging commodity prices, rising bond yields, supply constraint and disruption, and the potential for variants of the coronavirus to upend the economy. Against this dynamic backdrop, the index returned -2.74% in January and -0.90% in February amid an intensifying flight from risk. Volatility eased in March and credit fundamentals remained healthy, but high yield still lost ground (-0.92%) for the month. April saw the downtrend continue, with the index returning -3.63% amid clearer signals of the Fed’s intension to tighten monetary policy and angst about the economic toll of “zero-COVID” lockdowns in China. For the full 12 months, higher-duration BB-rated bonds slightly trailed lower-quality credits. By sector, energy rode a surge in commodity prices and led the way with a modest gain. All other groups declined. Notable laggards included cable/satellite TV, telecommunications, health care, utilities and food/beverage/tobacco.

Comments from - Co-Managers Benjamin Harrison, Alexandre Karam and Eric Mollenhauer:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly -3% to -2%, underperforming the -1.02% return of the Fidelity Short Duration High Income Fund Composite Index, as well as the ICE BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index. The fund's core allocation to high-yield bonds returned -2.20% and detracted from performance versus the Composite index. By industry, market selection was the primary relative detractor, especially an overweighting in cable/satellite TV. Security selection in broadcasting and health care also hurt. Melco Crown, the fund's largest individual detractor, resulted roughly -14% this period. Our second-largest detractor was PG&E, which returned about -7% the past 12 months. Another detractor this period was Diamond Sports. The fund's investment in securities issued by Diamond Sports returned -29% the past 12 months. This was a position we established the past year. All of these detractors were non-Composite positions. Conversely, the largest contributor to performance versus the Composite index was our security picks in cable/satellite TV. Security selection in telecommunications and chemicals also helped the fund's relative result. Our top individual relative contributor was a non-Composite stake in Mesquite Energy (+116%). Also lifting performance was our outsized stake in Charter Communications, which gained 3%. Charter Communications was among our biggest holdings. Avoiding Talen Energy, an index component that returned roughly -45%, aided relative performance. By quality, security selection in unrated bonds added the most value versus the Composite, while security choices among CCC-rated bonds hurt the most. Notable changes in positioning include increased exposure to the services industry and a lower allocation to utilities..

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 3, 2022, Benjamin Harrison assumed co-management responsibilities for the fund and the fund's U.S. high-yield subportfolio.

Investment Summary (Unaudited)

Top Bond Issuers as of April 30, 2022

(by issuer, excluding cash equivalents)	% of fund's net assets
Occidental Petroleum Corp.	3.2
CCO Holdings LLC/CCO Holdings Capital Corp.	2.6
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	2.3
Valeant Pharmaceuticals International, Inc.	2.0
Sprint Corp.	1.9
Ford Motor Credit Co. LLC	1.7
OneMain Finance Corp.	1.5
VICI Properties LP / VICI Note Co.	1.5
DISH DBS Corp.	1.5
Ally Financial, Inc.	1.5
19.7

Top Five Market Sectors as of April 30, 2022

% of fund's net assets
Energy	15.8
Telecommunications	10.4
Healthcare	7.3
Gaming	6.6
Diversified Financial Services	5.8

Quality Diversification (% of fund's net assets)

As of April 30, 2022
BBB	3.3%
BB	37.5%
B	47.1%
CCC,CC,C	5.3%
Not Rated	1.0%
Equities	0.1%
Short-Term Investments and Net Other Assets	5.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2022 *
Nonconvertible Bonds	83.2%
Convertible Bonds, Preferred Stocks	1.0%
Common Stocks	0.1%
Bank Loan Obligations	10.0%
Short-Term Investments and Net Other Assets (Liabilities)	5.7%

* Foreign investments - 16.4%

Geographic Diversification (% of fund's net assets)

As of April 30, 2022
United States of America*	83.6%
Canada	3.2%
Netherlands	2.2%
United Kingdom	1.7%
Cayman Islands	1.6%
Multi-National	1.6%
Liberia	1.4%
Panama	1.2%
Luxembourg	1.0%
Other	2.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments April 30, 2022

Showing Percentage of Net Assets

Corporate Bonds - 84.2%
	Principal Amount	Value
Convertible Bonds - 1.0%
Broadcasting - 0.8%
DISH Network Corp.:
2.375% 3/15/24	$510,000	$474,045
3.375% 8/15/26	700,000	600,250
		1,074,295
Energy - 0.2%
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	15,159	78,220
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	26,231	121,974
		200,194

TOTAL CONVERTIBLE BONDS		1,274,489

Nonconvertible Bonds - 83.2%
Aerospace - 2.3%
Bombardier, Inc.:
6% 2/15/28 (c)	125,000	108,125
7.125% 6/15/26 (c)	165,000	151,800
7.5% 3/15/25 (c)	614,000	595,580
Spirit Aerosystems, Inc.:
5.5% 1/15/25 (c)	100,000	99,000
7.5% 4/15/25 (c)	250,000	253,125
TransDigm, Inc.:
5.5% 11/15/27	1,335,000	1,221,525
6.25% 3/15/26 (c)	515,000	512,425
7.5% 3/15/27	25,000	25,188
		2,966,768
Air Transportation - 1.3%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (c)	800,000	793,000
United Airlines, Inc. 4.375% 4/15/26 (c)	600,000	579,300
Western Global Airlines LLC 10.375% 8/15/25 (c)	250,000	256,345
		1,628,645
Automotive & Auto Parts - 1.7%
Ford Motor Credit Co. LLC:
2.3% 2/10/25	540,000	501,498
3.375% 11/13/25	400,000	384,072
4.25% 9/20/22	600,000	601,899
4.687% 6/9/25	455,000	446,114
5.125% 6/16/25	250,000	249,375
Real Hero Merger Sub 2 6.25% 2/1/29 (c)	30,000	24,332
		2,207,290
Banks & Thrifts - 1.7%
Ally Financial, Inc.:
3.875% 5/21/24	970,000	973,337
5.75% 11/20/25	895,000	919,438
VistaJet Malta Finance PLC / XO Management Holding, Inc. 7.875% 5/1/27 (c)	235,000	221,065
		2,113,840
Broadcasting - 0.8%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (c)	410,000	151,700
Sirius XM Radio, Inc. 3.125% 9/1/26 (c)	495,000	456,019
Univision Communications, Inc. 6.625% 6/1/27 (c)	375,000	375,938
		983,657
Building Materials - 0.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	245,000	236,731
Global Infrastructure Solutions, Inc. 5.625% 6/1/29 (c)	185,000	168,604
SRS Distribution, Inc. 4.625% 7/1/28 (c)	95,000	86,973
		492,308
Cable/Satellite TV - 5.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4% 3/1/23 (c)	3,315,000	3,314,989
CSC Holdings LLC 5.875% 9/15/22	845,000	849,521
DISH DBS Corp.:
5.25% 12/1/26 (c)	300,000	275,445
5.875% 11/15/24	1,100,000	1,067,000
7.75% 7/1/26	650,000	611,432
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (c)	595,000	547,930
		6,666,317
Capital Goods - 0.4%
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (c)	525,000	491,831
Chemicals - 1.5%
INEOS Quattro Finance 2 PLC 3.375% 1/15/26 (c)	250,000	228,250
LSB Industries, Inc. 6.25% 10/15/28 (c)	490,000	480,171
NOVA Chemicals Corp.:
4.875% 6/1/24 (c)	300,000	295,875
5% 5/1/25 (c)	400,000	396,000
Rhodia Acetow Management GmbH 10.5% 2/15/27 (c)	130,000	115,050
SPCM SA 3.125% 3/15/27 (c)	395,000	348,588
		1,863,934
Consumer Products - 1.0%
Coty, Inc. 5% 4/15/26 (c)	200,000	189,970
Gannett Holdings LLC 6% 11/1/26 (c)	75,000	68,250
Mattel, Inc. 5.875% 12/15/27 (c)	210,000	214,830
Newell Brands, Inc. 4.7% 4/1/26	800,000	793,152
		1,266,202
Containers - 2.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (c)	610,000	564,250
5.25% 8/15/27 (c)	500,000	426,895
Ball Corp.:
4% 11/15/23	400,000	399,024
5.25% 7/1/25	400,000	410,000
Berry Global, Inc. 4.875% 7/15/26 (c)	175,000	173,924
Trivium Packaging Finance BV:
5.5% 8/15/26 (c)	220,000	212,575
8.5% 8/15/27 (c)	1,050,000	1,036,875
		3,223,543
Diversified Financial Services - 5.5%
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (c)	225,000	210,375
Freedom Mortgage Corp. 6.625% 1/15/27 (c)	250,000	216,375
Hightower Holding LLC 6.75% 4/15/29 (c)	400,000	368,520
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24	1,840,000	1,794,000
5.25% 5/15/27	535,000	497,550
6.25% 5/15/26	690,000	684,080
Navient Corp.:
6.125% 3/25/24	1,000,000	1,005,625
6.75% 6/15/26	250,000	245,635
OneMain Finance Corp.:
3.5% 1/15/27	235,000	206,452
6.125% 3/15/24	750,000	752,873
6.875% 3/15/25	1,090,000	1,095,450
		7,076,935
Diversified Media - 0.5%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (c)	660,000	599,775
Energy - 15.5%
Berry Petroleum Co. LLC 7% 2/15/26 (c)	100,000	97,000
Buckeye Partners LP 4.125% 3/1/25 (c)	400,000	383,476
California Resources Corp. 7.125% 2/1/26 (c)	250,000	254,288
Calumet Specialty Products Partners LP/Calumet Finance Corp. 11% 4/15/25 (c)	10,000	10,000
Chesapeake Energy Corp. 5.5% 2/1/26 (c)	505,000	500,740
Citgo Holding, Inc. 9.25% 8/1/24 (c)	350,000	347,813
Citgo Petroleum Corp. 6.375% 6/15/26 (c)	450,000	447,210
Colgate Energy Partners III LLC 5.875% 7/1/29 (c)	70,000	69,300
Comstock Resources, Inc.:
6.75% 3/1/29 (c)	120,000	121,342
7.5% 5/15/25 (c)	83,000	84,702
Continental Resources, Inc.:
2.268% 11/15/26 (c)	300,000	274,059
4.5% 4/15/23	300,000	303,360
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6% 2/1/29 (c)	860,000	836,488
CrownRock LP/CrownRock Finance, Inc. 5.625% 10/15/25 (c)	800,000	800,000
CVR Energy, Inc. 5.25% 2/15/25 (c)	615,000	594,951
DCP Midstream Operating LP 5.375% 7/15/25	1,400,000	1,407,000
Delek Logistics Partners LP 7.125% 6/1/28 (c)	80,000	76,469
Energy Ventures GoM LLC / EnVen Finance Corp. 11.75% 4/15/26 (c)	92,000	95,220
EnLink Midstream Partners LP 4.85% 7/15/26	400,000	389,000
EQM Midstream Partners LP 6% 7/1/25 (c)	400,000	396,420
EQT Corp. 3.125% 5/15/26 (c)	500,000	471,390
Genesis Energy LP/Genesis Energy Finance Corp. 8% 1/15/27	145,000	142,207
Gulfport Energy Corp. 8% 5/17/26	100,000	102,857
Hess Midstream Partners LP 5.625% 2/15/26 (c)	150,000	150,000
Holly Energy Partners LP/Holly Energy Finance Corp. 6.375% 4/15/27 (c)	105,000	107,100
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (c)	300,000	300,000
Mesquite Energy, Inc. 7.25% 2/15/23 (b)(c)(d)	135,000	0
Murphy Oil Corp. 5.75% 8/15/25	300,000	300,000
Nabors Industries, Inc. 5.75% 2/1/25	250,000	238,943
New Fortress Energy, Inc.:
6.5% 9/30/26 (c)	215,000	208,081
6.75% 9/15/25 (c)	650,000	639,041
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	1,150,000	1,083,398
NuStar Logistics LP 6% 6/1/26	400,000	399,056
Oasis Petroleum, Inc. 6.375% 6/1/26 (c)	100,000	100,486
Occidental Petroleum Corp.:
3.2% 8/15/26	500,000	470,000
3.4% 4/15/26	400,000	381,000
5.875% 9/1/25	2,250,000	2,310,908
6.95% 7/1/24	900,000	943,875
PBF Holding Co. LLC/PBF Finance Corp.:
7.25% 6/15/25	350,000	337,943
9.25% 5/15/25 (c)	700,000	724,500
PDC Energy, Inc. 5.75% 5/15/26	250,000	243,290
Precision Drilling Corp. 7.125% 1/15/26 (c)	160,000	160,438
Range Resources Corp. 4.875% 5/15/25	250,000	247,500
SM Energy Co. 10% 1/15/25 (c)	1,000,000	1,080,220
Southwestern Energy Co. 5.95% 1/23/25 (e)	28,000	28,403
Sunnova Energy Corp. 5.875% 9/1/26 (c)	210,000	192,150
Sunoco LP/Sunoco Finance Corp.:
5.875% 3/15/28	60,000	59,100
6% 4/15/27	10,000	10,075
Transocean Proteus Ltd. 6.25% 12/1/24 (c)	317,500	311,944
Western Gas Partners LP 4.65% 7/1/26	500,000	493,125
		19,725,868
Food & Drug Retail - 1.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 3.25% 3/15/26 (c)	1,350,000	1,231,875
Food/Beverage/Tobacco - 0.9%
Post Holdings, Inc.:
5.625% 1/15/28 (c)	125,000	118,188
5.75% 3/1/27 (c)	596,000	587,805
Turning Point Brands, Inc. 5.625% 2/15/26 (c)	100,000	95,160
U.S. Foods, Inc. 6.25% 4/15/25 (c)	275,000	282,510
United Natural Foods, Inc. 6.75% 10/15/28 (c)	95,000	95,069
		1,178,732
Gaming - 6.2%
Affinity Gaming LLC 6.875% 12/15/27 (c)	30,000	28,099
Caesars Entertainment, Inc.:
6.25% 7/1/25 (c)	750,000	758,153
8.125% 7/1/27 (c)	500,000	522,500
Caesars Resort Collection LLC 5.75% 7/1/25 (c)	495,000	505,519
Golden Entertainment, Inc. 7.625% 4/15/26 (c)	500,000	511,250
International Game Technology PLC:
4.125% 4/15/26 (c)	200,000	187,902
6.5% 2/15/25 (c)	250,000	254,375
Melco Resorts Finance Ltd. 5.25% 4/26/26 (c)	1,000,000	875,500
MGM Resorts International 6% 3/15/23	1,000,000	1,012,570
Raptor Acquisition Corp. / Raptor Co-Issuer LLC 4.875% 11/1/26 (c)	95,000	90,049
Studio City Finance Ltd. 5% 1/15/29 (c)	225,000	153,394
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25 (c)	715,000	686,414
4.625% 6/15/25 (c)	300,000	298,500
5.625% 5/1/24 (c)	1,000,000	1,010,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
4.25% 5/30/23 (c)	500,000	490,000
5.5% 3/1/25 (c)	500,000	483,750
		7,867,975
Healthcare - 6.3%
Community Health Systems, Inc.:
5.625% 3/15/27 (c)	1,550,000	1,477,526
6.875% 4/15/29 (c)	120,000	105,242
HCA Holdings, Inc. 5.875% 2/15/26	1,750,000	1,812,125
Owens & Minor, Inc. 4.5% 3/31/29 (c)	65,000	58,472
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	200,000	186,000
Tenet Healthcare Corp.:
4.625% 7/15/24	86,000	85,766
5.125% 11/1/27 (c)	500,000	485,483
6.75% 6/15/23	1,165,000	1,198,441
Valeant Pharmaceuticals International, Inc. 9.25% 4/1/26 (c)	2,580,000	2,561,166
Vizient, Inc. 6.25% 5/15/27 (c)	20,000	20,650
		7,990,871
Homebuilders/Real Estate - 1.3%
Brookfield Property REIT, Inc./BPR Nimbus LLC/BPR Cumulus LLC/GGSI Sellco LLC 5.75% 5/15/26 (c)	250,000	242,033
Kennedy-Wilson, Inc. 4.75% 2/1/30	185,000	166,963
Railworks Holdings LP 8.25% 11/15/28 (c)	230,000	228,275
Service Properties Trust:
4.35% 10/1/24	400,000	370,576
7.5% 9/15/25	700,000	698,691
		1,706,538
Insurance - 0.2%
Acrisure LLC / Acrisure Finance, Inc. 7% 11/15/25 (c)	20,000	19,471
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (c)	30,000	28,369
Enact Holdings, Inc. 6.5% 8/15/25 (c)	200,000	198,976
		246,816
Leisure - 3.2%
Carnival Corp. 7.625% 3/1/26 (c)	1,600,000	1,568,000
NCL Corp. Ltd.:
5.875% 3/15/26 (c)	400,000	369,524
5.875% 2/15/27 (c)	175,000	166,817
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (c)	120,000	110,273
5.5% 8/31/26 (c)	885,000	824,639
9.125% 6/15/23 (c)	750,000	774,251
Viking Cruises Ltd. 13% 5/15/25 (c)	235,000	257,184
		4,070,688
Metals/Mining - 1.2%
First Quantum Minerals Ltd.:
6.875% 3/1/26 (c)	750,000	747,328
7.25% 4/1/23 (c)	329,000	329,247
Howmet Aerospace, Inc.:
5.125% 10/1/24	250,000	254,375
6.875% 5/1/25	8,000	8,460
HudBay Minerals, Inc. 4.5% 4/1/26 (c)	55,000	50,851
Novelis Corp. 3.25% 11/15/26 (c)	150,000	136,868
		1,527,129
Restaurants - 2.0%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (c)	300,000	276,000
5.75% 4/15/25 (c)	1,000,000	1,021,425
Yum! Brands, Inc. 3.875% 11/1/23	1,225,000	1,235,290
		2,532,715
Services - 3.3%
Aramark Services, Inc. 5% 4/1/25 (c)	1,300,000	1,288,625
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (c)	1,106,000	987,105
CoreCivic, Inc.:
4.75% 10/15/27	35,000	31,142
8.25% 4/15/26	250,000	256,805
Diebold Nixdorf, Inc. 9.375% 7/15/25 (c)	100,000	88,500
Life Time, Inc. 5.75% 1/15/26 (c)	125,000	121,288
PowerTeam Services LLC 9.033% 12/4/25 (c)	120,000	113,573
Prime Securities Services Borrower LLC/Prime Finance, Inc. 5.75% 4/15/26 (c)	350,000	335,563
Sabre GLBL, Inc. 7.375% 9/1/25 (c)	200,000	202,289
Sotheby's 7.375% 10/15/27 (c)	500,000	493,025
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)	240,000	233,400
		4,151,315
Steel - 0.1%
Infrabuild Australia Pty Ltd. 12% 10/1/24 (c)	150,000	151,500
Super Retail - 2.0%
At Home Group, Inc. 4.875% 7/15/28 (c)	60,000	49,575
Bath & Body Works, Inc. 7.5% 6/15/29	115,000	118,889
Carvana Co. 5.5% 4/15/27 (c)	200,000	160,050
EG Global Finance PLC:
6.75% 2/7/25 (c)	700,000	680,365
8.5% 10/30/25 (c)	800,000	800,000
Hanesbrands, Inc. 4.875% 5/15/26 (c)	400,000	391,000
Rent-A-Center, Inc. 6.375% 2/15/29 (c)	30,000	25,879
Staples, Inc. 7.5% 4/15/26 (c)	400,000	382,000
		2,607,758
Technology - 2.6%
Camelot Finance SA 4.5% 11/1/26 (c)	600,000	564,000
CommScope, Inc. 6% 3/1/26 (c)	600,000	565,920
MicroStrategy, Inc. 6.125% 6/15/28 (c)	85,000	77,874
MoneyGram International, Inc. 5.375% 8/1/26 (c)	250,000	255,015
Sensata Technologies BV:
4.875% 10/15/23 (c)	155,000	155,395
5% 10/1/25 (c)	1,300,000	1,290,250
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (c)	400,000	352,500
Virtusa Corp. 7.125% 12/15/28 (c)	50,000	45,000
		3,305,954
Telecommunications - 8.9%
Altice France SA 8.125% 2/1/27 (c)	160,000	161,200
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)	25,000	24,188
Consolidated Communications, Inc. 5% 10/1/28 (c)	60,000	49,032
Lumen Technologies, Inc.:
4% 2/15/27 (c)	1,000,000	889,290
5.625% 4/1/25	200,000	195,000
6.75% 12/1/23	600,000	609,750
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27 (c)	95,000	86,420
Sable International Finance Ltd. 5.75% 9/7/27 (c)	902,000	888,190
Sabre GLBL, Inc. 9.25% 4/15/25 (c)	200,000	213,306
SBA Communications Corp. 3.875% 2/15/27	700,000	664,440
Sprint Corp. 7.875% 9/15/23	2,280,000	2,394,000
T-Mobile U.S.A., Inc.:
2.25% 2/15/26 (c)	810,000	743,175
2.625% 4/15/26	320,000	297,600
Telecom Italia SpA 5.303% 5/30/24 (c)	1,300,000	1,275,625
Uniti Group, Inc. 7.875% 2/15/25 (c)	1,705,000	1,734,838
Windstream Escrow LLC 7.75% 8/15/28 (c)	570,000	542,925
Zayo Group Holdings, Inc. 4% 3/1/27 (c)	700,000	609,000
		11,377,979
Transportation Ex Air/Rail - 0.0%
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (c)	70,000	65,450
Utilities - 3.7%
Global Partners LP/GLP Finance Corp. 7% 8/1/27	62,000	60,605
InterGen NV 7% 6/30/23 (c)	200,000	195,000
NextEra Energy Partners LP 4.25% 9/15/24 (c)	41,000	40,283
NRG Energy, Inc. 5.25% 6/15/29 (c)	1,025,000	965,417
PG&E Corp. 5% 7/1/28	1,210,000	1,113,430
Solaris Midstream Holdings LLC 7.625% 4/1/26 (c)	120,000	123,000
TerraForm Power Operating LLC 4.25% 1/31/23 (c)	1,350,000	1,351,688
Vistra Operations Co. LLC:
5% 7/31/27 (c)	225,000	214,313
5.625% 2/15/27 (c)	705,000	694,425
		4,758,161

TOTAL NONCONVERTIBLE BONDS		106,078,369

TOTAL CORPORATE BONDS
(Cost $112,609,975)		107,352,858
	Shares	Value

Common Stocks - 0.1%
Diversified Financial Services - 0.0%
Axis Energy Services, LLC Class A (b)	389	125
Lime Tree Bay Cayman Ltd. (b)	80	2,698

TOTAL DIVERSIFIED FINANCIAL SERVICES		2,823

Energy - 0.1%
California Resources Corp. warrants 10/27/24 (f)	2	24
Forbes Energy Services Ltd. (b)(f)	6,468	1
Mesquite Energy, Inc. (b)(f)	1,922	107,190

TOTAL ENERGY		107,215

TOTAL COMMON STOCKS
(Cost $339,106)		110,038
	Principal Amount	Value

Bank Loan Obligations - 10.0%
Broadcasting - 0.2%
Diamond Sports Group LLC:
1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 8.000% 9% 5/25/26 (e)(g)(h)	89,095	90,418
2LN, term loan 3 month U.S. LIBOR + 3.250% 3.6555% 8/24/26 (e)(g)(h)	198,485	65,748
Univision Communications, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4.0137% 1/31/29 (e)(g)(h)	60,000	59,175

TOTAL BROADCASTING		215,341

Building Materials - 0.5%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (e)(g)(h)	183,613	152,398
Oscar AcquisitionCo LLC 1LN, term loan CME TERM SOFR 1 MONTH INDEX + 4.500% 4/29/29 (g)(h)(i)	500,000	478,750
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.0187% 6/4/28 (e)(g)(h)	54,588	52,540

TOTAL BUILDING MATERIALS		683,688

Chemicals - 0.3%
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.0287% 5/7/25 (b)(e)(g)(h)	287,825	281,349
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.8125% 11/9/28 (e)(g)(h)	29,925	29,304
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/16/27 (e)(g)(h)	32,676	31,546
W.R. Grace Holding LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.8125% 9/22/28 (e)(g)(h)	24,938	24,694

TOTAL CHEMICALS		366,893

Consumer Products - 0.1%
Conair Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.756% 5/17/28 (e)(g)(h)	24,875	24,328
Diamond BC BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.989% 9/29/28 (e)(g)(h)	19,950	19,221
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.256% 4/15/28 (e)(g)(h)	39,700	36,115

TOTAL CONSUMER PRODUCTS		79,664

Diversified Financial Services - 0.3%
Broadstreet Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.763% 1/27/27 (e)(g)(h)	346,465	340,755
Hightower Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.0983% 4/21/28 (e)(g)(h)	9,950	9,801

TOTAL DIVERSIFIED FINANCIAL SERVICES		350,556

Energy - 0.0%
DT Midstream, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 2.5% 6/12/28 (e)(g)(h)	15,973	15,943
Forbes Energy Services LLC Tranche B, term loan 0% 12/31/49 (b)(d)(e)(h)	60,604	0
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(d)(g)(h)	35,876	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(d)(g)(h)	15,000	0

TOTAL ENERGY		15,943

Environmental - 0.5%
LRS Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 5.0137% 6/28/28 (e)(g)(h)	698,250	691,268
Food & Drug Retail - 0.2%
TKC Midco 1 LLC 1LN, term loan 12% 2/8/27 (e)(h)	200,000	198,000
Food/Beverage/Tobacco - 0.0%
Triton Water Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.506% 3/31/28 (e)(g)(h)	54,588	52,943
Gaming - 0.4%
Fertitta Entertainment LLC NV Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.000% 4.7004% 1/27/29 (e)(g)(h)	324,078	322,364
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.77% 10/20/24 (e)(g)(h)	246,355	245,278

TOTAL GAMING		567,642

Healthcare - 1.0%
Confluent Health LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.7637% 11/30/28 (e)(g)(h)	12,345	12,237
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.0961% 11/30/28 (e)(g)(h)(j)	2,655	2,632
Insulet Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4.0137% 5/4/28 (e)(g)(h)	19,850	19,817
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.2637% 5/5/28 (e)(g)(h)	54,588	54,478
Medical Solutions Holdings, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 11/1/28 (e)(g)(h)	336,000	332,724
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.500% 11/1/28 (g)(h)(i)(j)	64,000	63,376
Mozart Borrower LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4.0137% 10/21/28 (e)(g)(h)	115,000	112,988
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5625% 6/2/28 (e)(g)(h)	125,342	124,637
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.756% 11/30/27 (e)(g)(h)	14,925	14,831
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 11/15/28 (e)(g)(h)	60,000	59,531
RadNet Management, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 4/23/28 (e)(g)(h)	347,375	343,655
U.S. Anesthesia Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 10/1/28 (e)(g)(h)	29,850	29,469
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.5% 6/13/26 (e)(g)(h)	166,866	147,259

TOTAL HEALTHCARE		1,317,634

Hotels - 0.0%
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.7637% 8/2/28 (e)(g)(h)	49,750	49,492
Insurance - 0.6%
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.0137% 5/10/25 (e)(g)(h)	296,915	293,836
Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.0513% 11/6/27 (e)(g)(h)	104,475	103,639
AssuredPartners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.2637% 2/13/27 (e)(g)(h)	346,456	341,546

TOTAL INSURANCE		739,021

Leisure - 0.3%
Hayward Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.2637% 5/28/28 (e)(g)(h)	397,000	392,204
MajorDrive Holdings IV LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5625% 5/12/28 (e)(g)(h)	24,813	24,353

TOTAL LEISURE		416,557

Paper - 0.1%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME TERM SOFR 1 MONTH INDEX + 4.250% 4.7834% 3/30/29 (e)(g)(h)	80,000	78,890
Services - 0.8%
ABG Intermediate Holdings 2 LLC:
Tranche B1 LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4% 12/21/28 (e)(g)(h)	5,970	5,918
Tranche B2 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4% 1/31/29 (e)(g)(h)	38,060	37,727
Tranche B3 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4% 12/21/28 (e)(g)(h)	5,970	5,918
Allied Universal Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5137% 5/14/28 (e)(g)(h)	19,900	19,363
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 6.25% 12/10/29 (e)(g)(h)	20,000	19,725
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.2637% 12/10/28 (e)(g)(h)	184,538	182,131
CHG Healthcare Services, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.9985% 9/30/28 (e)(g)(h)	14,925	14,817
CoreLogic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.3125% 6/2/28 (e)(g)(h)	49,750	46,641
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/4/28 (e)(g)(h)	643,500	640,122

TOTAL SERVICES		972,362

Super Retail - 1.1%
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5137% 3/5/28 (e)(g)(h)	892,515	882,474
Empire Today LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.75% 4/1/28 (e)(g)(h)	497,494	461,177

TOTAL SUPER RETAIL		1,343,651

Technology - 1.7%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.8004% 2/16/28 (e)(g)(h)	10,156	10,090
Aptean, Inc. 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.7637% 4/23/27 (e)(g)(h)	200,000	197,416
Athenahealth Group, Inc.:
Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 4.009% 2/15/29 (e)(g)(h)	333,478	328,476
Tranche DD 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 2/15/29 (g)(h)(i)(j)	56,522	55,674
DG Investment Intermediate Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5137% 3/31/29 (e)(g)(h)	80,000	79,600
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.2637% 3/31/28 (e)(g)(h)	14,888	14,717
Electro Rent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.0983% 1/31/24 (e)(g)(h)	395,822	395,427
Maverick Bidco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.9889% 5/18/28 (e)(g)(h)	298,500	295,703
Park Place Technologies LLC 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 11/10/27 (e)(g)(h)	346,500	345,263
Rackspace Technology Global, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5% 2/15/28 (e)(g)(h)	396,000	386,266

TOTAL TECHNOLOGY		2,108,632

Telecommunications - 1.5%
Cablevision Lightpath LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.8041% 11/30/27 (e)(g)(h)	345,614	342,158
Consolidated Communications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.3125% 10/2/27 (e)(g)(h)	700,000	648,025
Intelsat Jackson Holdings SA 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.250% 4.9195% 2/1/29 (e)(g)(h)	498,729	483,767
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.3013% 4/30/27 (e)(g)(h)	153,450	150,829
Windstream Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 9/21/27 (e)(g)(h)	346,427	344,840

TOTAL TELECOMMUNICATIONS		1,969,619

Textiles/Apparel - 0.2%
Tory Burch LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.7637% 4/14/28 (e)(g)(h)	297,750	288,073
Utilities - 0.2%
Limetree Bay Terminals LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 2/15/24 (e)(g)(h)	458,862	298,260
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.8125% 6/23/25 (e)(g)(h)	24,686	24,331

TOTAL UTILITIES		322,591

TOTAL BANK LOAN OBLIGATIONS
(Cost $13,360,683)		12,828,460
	Shares	Value

Money Market Funds - 5.0%
Fidelity Cash Central Fund 0.32% (k)
(Cost $6,370,611)	6,369,376	6,370,650
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $132,680,375)		126,662,006
NET OTHER ASSETS (LIABILITIES) - 0.7%		837,626
NET ASSETS - 100%		$127,499,632

Legend

 (a) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $200,194 or 0.2% of net assets.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $68,951,569 or 54.1% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Non-income producing

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (i) The coupon rate will be determined upon settlement of the loan after period end.

 (j) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $123,004 and $121,805, respectively.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	$15,159
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 1/18/22	$26,231

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.32%	$8,444,980	$107,892,400	$109,966,730	$6,118	$--	$--	$6,370,650	0.0%
Total	$8,444,980	$107,892,400	$109,966,730	$6,118	$--	$--	$6,370,650

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$107,215	$24	$--	$107,191
Financials	2,823	--	--	2,823
Corporate Bonds	107,352,858	--	107,152,664	200,194
Bank Loan Obligations	12,828,460	--	12,547,111	281,349
Money Market Funds	6,370,650	6,370,650	--	--
Total Investments in Securities:	$126,662,006	$6,370,674	$119,699,775	$591,557

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $126,309,764)	$120,291,356
Fidelity Central Funds (cost $6,370,611)	6,370,650
Total Investment in Securities (cost $132,680,375)		$126,662,006
Cash		30,956
Receivable for investments sold		25,080
Receivable for fund shares sold		172,449
Interest receivable		1,614,158
Distributions receivable from Fidelity Central Funds		1,520
Prepaid expenses		39
Receivable from investment adviser for expense reductions		9,871
Total assets		128,516,079
Liabilities
Payable for investments purchased	$605,504
Payable for fund shares redeemed	267,664
Distributions payable	48,692
Accrued management fee	57,494
Distribution and service plan fees payable	8,330
Other affiliated payables	15,648
Other payables and accrued expenses	13,115
Total liabilities		1,016,447
Net Assets		$127,499,632
Net Assets consist of:
Paid in capital		$141,452,607
Total accumulated earnings (loss)		(13,952,975)
Net Assets		$127,499,632
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($22,553,544 ÷ 2,511,942 shares)(a)		$8.98
Maximum offering price per share (100/96.00 of $8.98)		$9.35
Class M:
Net Asset Value and redemption price per share ($2,811,911 ÷ 313,129 shares)(a)		$8.98
Maximum offering price per share (100/96.00 of $8.98)		$9.35
Class C:
Net Asset Value and offering price per share ($3,883,916 ÷ 432,396 shares)(a)		$8.98
Short Duration High Income:
Net Asset Value, offering price and redemption price per share ($87,949,014 ÷ 9,795,666 shares)		$8.98
Class I:
Net Asset Value, offering price and redemption price per share ($5,054,841 ÷ 562,819 shares)		$8.98
Class Z:
Net Asset Value, offering price and redemption price per share ($5,246,406 ÷ 584,245 shares)		$8.98

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2022
Investment Income
Interest		$5,474,611
Income from Fidelity Central Funds		6,118
Total income		5,480,729
Expenses
Management fee	$701,632
Transfer agent fees	139,805
Distribution and service plan fees	92,941
Accounting fees and expenses	53,252
Custodian fees and expenses	9,280
Independent trustees' fees and expenses	435
Registration fees	95,435
Audit	72,033
Legal	3,560
Miscellaneous	534
Total expenses before reductions	1,168,907
Expense reductions	(112,951)
Total expenses after reductions		1,055,956
Net investment income (loss)		4,424,773
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	118,598
Total net realized gain (loss)		118,598
Change in net unrealized appreciation (depreciation) on investment securities		(7,771,418)
Net gain (loss)		(7,652,820)
Net increase (decrease) in net assets resulting from operations		$(3,228,047)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2022	Year ended April 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,424,773	$3,301,513
Net realized gain (loss)	118,598	25,815
Change in net unrealized appreciation (depreciation)	(7,771,418)	6,495,414
Net increase (decrease) in net assets resulting from operations	(3,228,047)	9,822,742
Distributions to shareholders	(4,340,504)	(3,306,762)
Share transactions - net increase (decrease)	19,732,716	20,408,754
Total increase (decrease) in net assets	12,164,165	26,924,734
Net Assets
Beginning of period	115,335,467	88,410,733
End of period	$127,499,632	$115,335,467

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short Duration High Income Fund Class A

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$9.52	$8.87	$9.44	$9.42	$9.57
Income from Investment Operations
Net investment income (loss)A,B	.307	.300	.348	.409	.381
Net realized and unrealized gain (loss)	(.546)	.651	(.571)	.004	(.159)
Total from investment operations	(.239)	.951	(.223)	.413	.222
Distributions from net investment income	(.301)	(.301)	(.347)	(.393)	(.373)
Total distributions	(.301)	(.301)	(.347)	(.393)	(.373)
Redemption fees added to paid in capitalA	–	–	–	–	.001
Net asset value, end of period	$8.98	$9.52	$8.87	$9.44	$9.42
Total ReturnC,D	(2.60)%	10.83%	(2.47)%	4.52%	2.36%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.13%	1.15%	1.15%	1.15%	1.16%
Expenses net of fee waivers, if any	1.01%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.01%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	3.27%	3.21%	3.74%	4.37%	4.00%
Supplemental Data
Net assets, end of period (000 omitted)	$22,554	$17,126	$12,603	$15,050	$12,351
Portfolio turnover rateG	42%	74%	77%	33%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class M

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$9.52	$8.86	$9.44	$9.42	$9.57
Income from Investment Operations
Net investment income (loss)A,B	.307	.300	.348	.408	.382
Net realized and unrealized gain (loss)	(.546)	.661	(.581)	.005	(.160)
Total from investment operations	(.239)	.961	(.233)	.413	.222
Distributions from net investment income	(.301)	(.301)	(.347)	(.393)	(.373)
Total distributions	(.301)	(.301)	(.347)	(.393)	(.373)
Redemption fees added to paid in capitalA	–	–	–	–	.001
Net asset value, end of period	$8.98	$9.52	$8.86	$9.44	$9.42
Total ReturnC,D	(2.60)%	10.96%	(2.58)%	4.52%	2.36%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.13%	1.17%	1.16%	1.16%	1.16%
Expenses net of fee waivers, if any	1.01%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.01%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	3.27%	3.21%	3.74%	4.37%	4.00%
Supplemental Data
Net assets, end of period (000 omitted)	$2,812	$2,289	$2,106	$2,537	$2,081
Portfolio turnover rateG	42%	74%	77%	33%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class C

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$9.52	$8.87	$9.44	$9.42	$9.57
Income from Investment Operations
Net investment income (loss)A,B	.237	.230	.278	.338	.310
Net realized and unrealized gain (loss)	(.546)	.651	(.571)	.005	(.159)
Total from investment operations	(.309)	.881	(.293)	.343	.151
Distributions from net investment income	(.231)	(.231)	(.277)	(.323)	(.302)
Total distributions	(.231)	(.231)	(.277)	(.323)	(.302)
Redemption fees added to paid in capitalA	–	–	–	–	.001
Net asset value, end of period	$8.98	$9.52	$8.87	$9.44	$9.42
Total ReturnC,D	(3.33)%	10.01%	(3.20)%	3.74%	1.59%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	1.91%	1.94%	1.93%	1.92%	1.93%
Expenses net of fee waivers, if any	1.76%	1.80%	1.80%	1.80%	1.80%
Expenses net of all reductions	1.76%	1.80%	1.80%	1.80%	1.80%
Net investment income (loss)	2.52%	2.46%	2.99%	3.61%	3.25%
Supplemental Data
Net assets, end of period (000 omitted)	$3,884	$4,018	$4,017	$4,541	$5,146
Portfolio turnover rateG	42%	74%	77%	33%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$9.52	$8.87	$9.44	$9.42	$9.57
Income from Investment Operations
Net investment income (loss)A,B	.331	.323	.372	.431	.405
Net realized and unrealized gain (loss)	(.546)	.651	(.572)	.006	(.159)
Total from investment operations	(.215)	.974	(.200)	.437	.246
Distributions from net investment income	(.325)	(.324)	(.370)	(.417)	(.397)
Total distributions	(.325)	(.324)	(.370)	(.417)	(.397)
Redemption fees added to paid in capitalA	–	–	–	–	.001
Net asset value, end of period	$8.98	$9.52	$8.87	$9.44	$9.42
Total ReturnC	(2.35)%	11.11%	(2.23)%	4.78%	2.61%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	.83%	.87%	.86%	.86%	.86%
Expenses net of fee waivers, if any	.75%	.80%	.80%	.80%	.80%
Expenses net of all reductions	.75%	.80%	.80%	.80%	.80%
Net investment income (loss)	3.52%	3.46%	3.99%	4.61%	4.25%
Supplemental Data
Net assets, end of period (000 omitted)	$87,949	$83,066	$63,703	$88,429	$83,652
Portfolio turnover rateF	42%	74%	77%	33%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class I

Years ended April 30,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$9.52	$8.87	$9.44	$9.42	$9.57
Income from Investment Operations
Net investment income (loss)A,B	.331	.323	.372	.430	.406
Net realized and unrealized gain (loss)	(.546)	.651	(.572)	.007	(.160)
Total from investment operations	(.215)	.974	(.200)	.437	.246
Distributions from net investment income	(.325)	(.324)	(.370)	(.417)	(.397)
Total distributions	(.325)	(.324)	(.370)	(.417)	(.397)
Redemption fees added to paid in capitalA	–	–	–	–	.001
Net asset value, end of period	$8.98	$9.52	$8.87	$9.44	$9.42
Total ReturnC	(2.35)%	11.11%	(2.23)%	4.78%	2.61%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	.88%	.92%	.89%	.89%	.91%
Expenses net of fee waivers, if any	.76%	.80%	.80%	.80%	.80%
Expenses net of all reductions	.76%	.80%	.80%	.80%	.80%
Net investment income (loss)	3.52%	3.46%	3.99%	4.60%	4.25%
Supplemental Data
Net assets, end of period (000 omitted)	$5,055	$5,023	$3,950	$4,060	$4,686
Portfolio turnover rateF	42%	74%	77%	33%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class Z

Years ended April 30,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$9.52	$8.87	$9.45	$9.46
Income from Investment Operations
Net investment income (loss)B,C	.339	.331	.378	.261
Net realized and unrealized gain (loss)	(.546)	.652	(.579)	(.016)
Total from investment operations	(.207)	.983	(.201)	.245
Distributions from net investment income	(.333)	(.333)	(.379)	(.255)
Total distributions	(.333)	(.333)	(.379)	(.255)
Net asset value, end of period	$8.98	$9.52	$8.87	$9.45
Total ReturnD,E	(2.27)%	11.21%	(2.24)%	2.67%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.78%	.80%	.80%	.82%H
Expenses net of fee waivers, if any	.66%	.71%	.71%	.71%H
Expenses net of all reductions	.66%	.71%	.71%	.71%H
Net investment income (loss)	3.61%	3.55%	4.08%	4.86%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,246	$3,815	$2,031	$425
Portfolio turnover rateI	42%	74%	77%	33%

 A For the period October 2, 2018 (commencement of sale of shares) through April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2022

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short Duration High Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$865,441
Gross unrealized depreciation	(6,708,565)
Net unrealized appreciation (depreciation)	$(5,843,124)
Tax Cost	$132,505,130

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$69,520
Capital loss carryforward	$(8,179,371)
Net unrealized appreciation (depreciation) on securities and other investments	$(5,843,124)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,792,571)
Long-term	(4,386,800)
Total capital loss carryforward	$(8,179,371)

The tax character of distributions paid was as follows:

	April 30, 2022	April 30,2021
Ordinary Income	$4,340,504	$ 3,306,762

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short Duration High Income Fund	71,250,913	50,683,956

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$47,902	$5,029
Class M	-%	.25%	6,036	25
Class C	.75%	.25%	39,003	11,024
			$92,941	$16,078

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,415
Class M	82
Class C(a)	135
$3,632

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$28,045.15
Class M	3,501.15
Class C	7,042.18
Short Duration High Income	91,175.10
Class I	7,849.15
Class Z	2,193.05
	$139,805

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Short Duration High Income Fund	.04

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Short Duration High Income Fund	$208

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%/1.00%(a)	$22,756
Class M	1.05%/1.00%(a)	2,847
Class C	1.80%/1.75%(a)	5,971
Short Duration High Income	.80%/.75%(a)	67,835
Class I	.80%/.75%(a)	6,373
Class Z	.71%/.66%(a)	5,028
		$110,810

 (a) Expense limitation effective June 1, 2021.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $113.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,028.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2022	Year ended April 30, 2021
Fidelity Short Duration High Income Fund
Distributions to shareholders
Class A	$614,597	$454,814
Class M	77,641	70,564
Class C	95,717	89,941
Short Duration High Income	3,213,389	2,434,521
Class I	183,793	163,096
Class Z	155,367	93,826
Total	$4,340,504	$3,306,762

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2022	Year ended April 30, 2021	Year ended April 30, 2022	Year ended April 30, 2021
Fidelity Short Duration High Income Fund
Class A
Shares sold	1,205,485	664,200	$11,197,038	$6,244,935
Reinvestment of distributions	64,152	47,323	601,003	442,759
Shares redeemed	(557,369)	(333,417)	(5,198,452)	(3,125,931)
Net increase (decrease)	712,268	378,106	$6,599,589	$3,561,763
Class M
Shares sold	108,902	62,595	$1,014,540	$585,482
Reinvestment of distributions	8,107	7,346	75,921	68,665
Shares redeemed	(44,415)	(66,967)	(417,836)	(626,604)
Net increase (decrease)	72,594	2,974	$672,625	$27,543
Class C
Shares sold	163,595	188,894	$1,533,455	$1,779,685
Reinvestment of distributions	10,112	9,530	94,817	89,087
Shares redeemed	(163,460)	(229,370)	(1,537,583)	(2,129,868)
Net increase (decrease)	10,247	(30,946)	$90,689	$(261,096)
Short Duration High Income
Shares sold	6,342,757	5,433,537	$59,798,674	$50,972,991
Reinvestment of distributions	287,476	216,286	2,695,908	2,023,447
Shares redeemed	(5,563,233)	(4,106,242)	(52,159,083)	(38,304,188)
Net increase (decrease)	1,067,000	1,543,581	$10,335,499	$14,692,250
Class I
Shares sold	206,284	316,249	$1,943,410	$2,952,746
Reinvestment of distributions	18,034	15,983	169,177	149,609
Shares redeemed	(189,184)	(250,054)	(1,770,381)	(2,334,522)
Net increase (decrease)	35,134	82,178	$342,206	$767,833
Class Z
Shares sold	448,784	354,223	$4,184,309	$3,332,491
Reinvestment of distributions	14,784	9,701	138,688	90,878
Shares redeemed	(280,177)	(192,066)	(2,630,889)	(1,802,908)
Net increase (decrease)	183,391	171,858	$1,692,108	$1,620,461

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 324 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2021 to April 30, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period-B November 1, 2021 to April 30, 2022
Fidelity Short Duration High Income Fund
Class A	1.00%
Actual		$1,000.00	$963.10	$4.87
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class M	1.00%
Actual		$1,000.00	$963.10	$4.87
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class C	1.75%
Actual		$1,000.00	$959.50	$8.50
Hypothetical-C		$1,000.00	$1,016.12	$8.75
Short Duration High Income	.75%
Actual		$1,000.00	$964.30	$3.65
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class I	.75%
Actual		$1,000.00	$964.30	$3.65
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.66%
Actual		$1,000.00	$964.70	$3.22
Hypothetical-C		$1,000.00	$1,021.52	$3.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $3,130,629 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $3,952,187 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SDH-ANN-0622
1.969434.108

Fidelity® Women's Leadership Fund

Annual Report

April 30, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2022	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	(16.55)%	8.53%
Class M (incl. 3.50% sales charge)	(14.76)%	9.10%
Class C (incl. contingent deferred sales charge)	(12.98)%	9.87%
Fidelity® Women's Leadership Fund	(11.25)%	10.95%
Class I	(11.20)%	10.99%
Class Z	(11.13)%	11.12%

 A From May 1, 2019

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Women's Leadership Fund, a class of the fund, on May 1, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$13,657	Fidelity® Women's Leadership Fund
$14,582	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 0.21% for the 12 months ending April 30, 2022. After posting a strong result in 2021, large-cap stocks retreated to begin the new year amid several notable headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively wind down its balance sheet in an attempt to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging commodity prices, rising bond yields, supply constraint and disruption, and the potential for variants of the coronavirus to upend the economy. Against this backdrop, the S&P 500® index returned -5.17% in January and -2.99% in February, falling on mixed corporate earnings, particularly among some highflying tech firms. Volatility eased in March and the index gained 3.71% for the month. April saw a sharp reversal, with the index returning -8.72% amid clearer signals of the Fed’s intension to tighten monetary policy and angst about the economic toll of “zero-COVID” lockdowns in China. It was the largest monthly decline for the S&P 500® since March 2020. For the full 12 months, the growth-oriented communication services (-22%) and consumer discretionary (-11%) sectors lagged most. In contrast, energy (+61%) rode a surge in commodity prices and led the market by a wide margin, followed by the defensive consumer staples (+17%) sector.

Comments from Portfolio Manager Nicole Connolly:  For the fiscal year ending April 30, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -12% to -11%, trailing the -7.44% result of the MSCI USA Women's Leadership Index, as well as the broad-based Russell 3000® Index. Versus the MSCI index, security selection was the primary detractor. The retailing area of the consumer discretionary sector notably held back the fund’s relative result. Security selection and an underweighting in consumer staples and an underweighting in energy also detracted. Our non-index stake in Gap was the fund's biggest individual relative detractor, due to its roughly -62% result. Also holding back performance was our outsized stake in PayPal Holdings, which returned approximately -66%. The fund's non-index stake in Innovage Holding, a position not held at period end, returned -69%. In contrast, an underweighting in the communication services sector contributed significantly to performance versus the index, due primarily to underexposure in the media & entertainment industry. Strong picks in the financials sector, especially within diversified financials, also helped. Also boosting the fund's relative performance was an underweighting and stock selection in real estate. Not owning Zillow Group, an index component that returned -70%, was the fund’s biggest individual relative contributor. Also adding value was our overweighting in Anthem, which gained 34%. Anthem was among the fund's largest holdings. In the media & entertainment group, avoiding Roku, an index component that returned -73%, also helped relative performance. Lastly, the fund's foreign holdings modestly contributed overall despite the headwind of broad U.S.-dollar strength. Notable changes in positioning include a lower allocation to the communication services and consumer discretionary sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2022

% of fund's net assets
Anthem, Inc.	3.3
Microsoft Corp.	3.2
Apple, Inc.	2.3
Progressive Corp.	1.9
CDW Corp.	1.9
Cigna Corp.	1.8
Accenture PLC Class A	1.7
AMETEK, Inc.	1.7
Hologic, Inc.	1.6
Capgemini SA	1.6
21.0

Market Sectors as of April 30, 2022

% of fund's net assets
Information Technology	24.2
Health Care	16.1
Financials	12.1
Consumer Discretionary	11.5
Industrials	11.5
Communication Services	5.5
Consumer Staples	4.7
Utilities	3.8
Materials	3.7
Real Estate	3.2
Energy	2.5

Asset Allocation (% of fund's net assets)

As of April 30, 2022 *
Stocks	98.5%
Convertible Securities	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments – 14.8%

Geographic Diversification (% of fund's net assets)

As of April 30, 2022
United States of America*	85.2%
Ireland	3.3%
United Kingdom	2.5%
France	2.2%
Denmark	1.1%
Belgium	1.0%
Australia	1.0%
Germany	1.0%
Norway	1.0%
Other	1.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and include the effect of futures, if applicable.

Schedule of Investments April 30, 2022

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	21,053	$974,754
Entertainment - 0.9%
The Walt Disney Co. (a)	10,081	1,125,342
Interactive Media & Services - 1.7%
Alphabet, Inc. Class A (a)	324	739,430
Bumble, Inc. (a)	36,077	865,487
Snap, Inc. Class A (a)	21,382	608,532
		2,213,449
Media - 2.2%
Cable One, Inc.	498	580,768
Future PLC	17,114	468,722
Interpublic Group of Companies, Inc.	54,106	1,764,938
		2,814,428

TOTAL COMMUNICATION SERVICES		7,127,973

CONSUMER DISCRETIONARY - 11.5%
Automobiles - 0.7%
General Motors Co. (a)	23,874	905,063
Diversified Consumer Services - 1.1%
Adtalem Global Education, Inc. (a)	25,208	738,846
Bright Horizons Family Solutions, Inc. (a)	5,799	662,478
		1,401,324
Hotels, Restaurants & Leisure - 2.1%
Marriott International, Inc. Class A	11,090	1,968,697
Vail Resorts, Inc.	3,069	780,017
		2,748,714
Household Durables - 0.5%
Taylor Morrison Home Corp. (a)	24,928	652,864
Internet & Direct Marketing Retail - 1.9%
Amazon.com, Inc. (a)	627	1,558,490
Etsy, Inc. (a)	6,478	603,685
FSN E-Commerce Ventures Private Ltd.	459	10,038
The RealReal, Inc. (a)	42,413	229,878
		2,402,091
Multiline Retail - 0.3%
Kohl's Corp.	6,699	387,738
Specialty Retail - 3.3%
Best Buy Co., Inc.	8,551	768,991
Gap, Inc.	51,992	645,741
Lowe's Companies, Inc.	6,289	1,243,524
Ross Stores, Inc.	2,629	262,295
Torrid Holdings, Inc. (b)	53,046	310,850
Williams-Sonoma, Inc. (b)	7,735	1,009,263
		4,240,664
Textiles, Apparel & Luxury Goods - 1.6%
LVMH Moet Hennessy Louis Vuitton SE	1,111	718,967
PVH Corp.	6,855	498,907
Tapestry, Inc.	23,702	780,270
		1,998,144

TOTAL CONSUMER DISCRETIONARY		14,736,602

CONSUMER STAPLES - 4.7%
Beverages - 1.0%
The Coca-Cola Co.	20,060	1,296,077
Food & Staples Retailing - 0.7%
Albertsons Companies, Inc.	28,880	903,366
Food Products - 1.2%
The Hershey Co.	6,892	1,556,007
Household Products - 0.7%
The Clorox Co.	6,091	873,876
Personal Products - 1.1%
Estee Lauder Companies, Inc. Class A	3,065	809,344
Olaplex Holdings, Inc.	2,700	39,690
Shiseido Co. Ltd.	12,097	571,843
		1,420,877

TOTAL CONSUMER STAPLES		6,050,203

ENERGY - 2.5%
Energy Equipment & Services - 0.3%
Tenaris SA	26,152	399,660
Oil, Gas & Consumable Fuels - 2.2%
Equinor ASA	22,955	775,869
Occidental Petroleum Corp.	11,428	629,569
Phillips 66 Co.	16,916	1,467,632
		2,873,070

TOTAL ENERGY		3,272,730

FINANCIALS - 12.1%
Banks - 3.5%
Bank of America Corp.	56,147	2,003,325
Citigroup, Inc.	15,881	765,623
First Horizon National Corp.	29,136	652,064
First United Corp. (b)	19,718	441,880
JPMorgan Chase & Co.	4,922	587,490
Starling Bank Ltd. Series D (a)(c)(d)	34,700	102,888
		4,553,270
Capital Markets - 4.4%
Coinbase Global, Inc. (a)(b)	2,152	242,552
Franklin Resources, Inc.	24,500	602,455
Macquarie Group Ltd.	8,765	1,261,836
Morningstar, Inc.	5,165	1,307,933
MSCI, Inc.	1,076	453,265
NASDAQ, Inc.	11,589	1,823,761
		5,691,802
Insurance - 4.2%
Hartford Financial Services Group, Inc.	28,946	2,024,194
Marsh & McLennan Companies, Inc.	5,587	903,418
Progressive Corp.	22,834	2,451,458
		5,379,070

TOTAL FINANCIALS		15,624,142

HEALTH CARE - 15.8%
Biotechnology - 2.0%
Alnylam Pharmaceuticals, Inc. (a)	4,731	631,257
Vertex Pharmaceuticals, Inc. (a)	6,484	1,771,558
Zai Lab Ltd. ADR (a)	5,558	222,098
		2,624,913
Health Care Equipment & Supplies - 2.4%
Figs, Inc. Class A (a)	32,958	516,122
Hologic, Inc. (a)	29,213	2,103,044
Insulet Corp. (a)	1,131	270,298
Outset Medical, Inc. (a)	5,606	195,537
		3,085,001
Health Care Providers & Services - 5.5%
Anthem, Inc.	8,390	4,211,193
Cigna Corp.	9,484	2,340,462
Guardant Health, Inc. (a)	7,473	461,084
		7,012,739
Life Sciences Tools & Services - 0.5%
ICON PLC (a)	2,762	624,792
Pharmaceuticals - 5.4%
Eli Lilly & Co.	5,515	1,611,097
GlaxoSmithKline PLC	53,471	1,205,374
Merck KGaA	6,613	1,226,893
UCB SA	11,794	1,340,656
Zoetis, Inc. Class A	8,763	1,553,242
		6,937,262

TOTAL HEALTH CARE		20,284,707

INDUSTRIALS - 11.5%
Air Freight & Logistics - 1.1%
United Parcel Service, Inc. Class B	8,134	1,463,957
Airlines - 0.3%
JetBlue Airways Corp. (a)	39,221	431,823
Commercial Services & Supplies - 0.5%
Stericycle, Inc. (a)	3,071	154,133
Tomra Systems ASA	11,060	434,939
		589,072
Electrical Equipment - 3.1%
AMETEK, Inc.	17,708	2,235,812
nVent Electric PLC	42,248	1,427,137
Sunrun, Inc. (a)	15,194	303,576
		3,966,525
Machinery - 3.5%
Deere & Co.	3,226	1,217,976
Federal Signal Corp.	51,293	1,745,501
Otis Worldwide Corp.	20,170	1,469,183
		4,432,660
Professional Services - 3.0%
Leidos Holdings, Inc.	13,259	1,372,439
Manpower, Inc.	14,376	1,296,715
Science Applications International Corp.	14,201	1,181,949
		3,851,103

TOTAL INDUSTRIALS		14,735,140

INFORMATION TECHNOLOGY - 24.2%
Communications Equipment - 0.7%
Arista Networks, Inc. (a)	7,490	865,619
Electronic Equipment & Components - 2.7%
CDW Corp.	14,741	2,405,436
Insight Enterprises, Inc. (a)	10,520	1,045,372
		3,450,808
IT Services - 8.4%
Accenture PLC Class A	7,475	2,245,191
Capgemini SA	10,176	2,071,620
Concentrix Corp.	4,533	713,857
Genpact Ltd.	19,988	804,917
MasterCard, Inc. Class A	5,492	1,995,683
PayPal Holdings, Inc. (a)	8,760	770,267
Twilio, Inc. Class A (a)	4,935	551,832
WEX, Inc. (a)	10,410	1,730,558
		10,883,925
Semiconductors & Semiconductor Equipment - 1.7%
Advanced Micro Devices, Inc. (a)	9,096	777,890
NVIDIA Corp.	7,717	1,431,272
		2,209,162
Software - 8.4%
Adobe, Inc. (a)	4,247	1,681,600
Copperleaf Technologies, Inc.	32,733	261,935
HubSpot, Inc. (a)	2,171	823,743
Intuit, Inc.	3,812	1,596,275
Microsoft Corp.	14,743	4,091,477
Pagerduty, Inc. (a)(b)	16,683	476,633
Salesforce.com, Inc. (a)	10,716	1,885,373
		10,817,036
Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	18,984	2,992,828

TOTAL INFORMATION TECHNOLOGY		31,219,378

MATERIALS - 3.7%
Chemicals - 1.5%
Cabot Corp.	10,509	692,018
Eastman Chemical Co.	6,488	666,123
Valvoline, Inc.	21,563	651,849
		2,009,990
Construction Materials - 0.5%
Summit Materials, Inc. (a)	21,792	605,818
Metals & Mining - 1.7%
Commercial Metals Co.	31,282	1,282,562
Schnitzer Steel Industries, Inc. Class A	19,938	909,771
		2,192,333

TOTAL MATERIALS		4,808,141

REAL ESTATE - 3.2%
Equity Real Estate Investment Trusts (REITs) - 3.2%
Equity Lifestyle Properties, Inc.	20,737	1,602,555
Store Capital Corp.	52,627	1,496,186
Ventas, Inc.	19,289	1,071,504
		4,170,245
UTILITIES - 3.8%
Electric Utilities - 2.8%
NextEra Energy, Inc.	11,166	793,009
ORSTED A/S (e)	12,530	1,386,200
SSE PLC	58,116	1,349,792
		3,529,001
Water Utilities - 1.0%
American Water Works Co., Inc.	8,599	1,324,934

TOTAL UTILITIES		4,853,935

TOTAL COMMON STOCKS
(Cost $123,428,137)		126,883,196

Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Somatus, Inc. Series E (c)(d)
(Cost $350,799)	402	350,799

Money Market Funds - 2.6%
Fidelity Cash Central Fund 0.32% (f)	1,590,390	1,590,708
Fidelity Securities Lending Cash Central Fund 0.32% (f)(g)	1,804,545	1,804,725
TOTAL MONEY MARKET FUNDS
(Cost $3,395,433)		3,395,433
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $127,174,369)		130,629,428
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(1,841,319)
NET ASSETS - 100%		$128,788,109

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $453,687 or 0.4% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,386,200 or 1.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Somatus, Inc. Series E	1/31/22	$350,799
Starling Bank Ltd. Series D	6/18/21 - 4/5/22	$68,001

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.32%	$2,784,468	$54,748,104	$55,941,864	$2,954	$--	$--	$1,590,708	0.0%
Fidelity Securities Lending Cash Central Fund 0.32%	2,443,525	30,061,972	30,700,772	19,189	--	--	1,804,725	0.0%
Total	$5,227,993	$84,810,076	$86,642,636	$22,143	$--	$--	$3,395,433

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$7,127,973	$6,659,251	$468,722	$--
Consumer Discretionary	14,736,602	14,007,597	729,005	--
Consumer Staples	6,050,203	5,478,360	571,843	--
Energy	3,272,730	2,097,201	1,175,529	--
Financials	15,624,142	14,259,418	1,261,836	102,888
Health Care	20,635,506	16,511,784	3,772,923	350,799
Industrials	14,735,140	14,300,201	434,939	--
Information Technology	31,219,378	29,147,758	2,071,620	--
Materials	4,808,141	4,808,141	--	--
Real Estate	4,170,245	4,170,245	--	--
Utilities	4,853,935	2,117,943	2,735,992	--
Money Market Funds	3,395,433	3,395,433	--	--
Total Investments in Securities:	$130,629,428	$116,953,332	$13,222,409	$453,687

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2022
Assets
Investment in securities, at value (including securities loaned of $1,665,686) — See accompanying schedule: Unaffiliated issuers (cost $123,778,936)	$127,233,995
Fidelity Central Funds (cost $3,395,433)	3,395,433
Total Investment in Securities (cost $127,174,369)		$130,629,428
Foreign currency held at value (cost $409,785)		410,258
Receivable for fund shares sold		188,628
Dividends receivable		97,071
Distributions receivable from Fidelity Central Funds		1,201
Prepaid expenses		41
Receivable from investment adviser for expense reductions		21,773
Other receivables		48
Total assets		131,348,448
Liabilities
Payable for investments purchased	$404,147
Payable for fund shares redeemed	251,194
Accrued management fee	54,125
Distribution and service plan fees payable	2,974
Other affiliated payables	32,291
Other payables and accrued expenses	10,883
Collateral on securities loaned	1,804,725
Total liabilities		2,560,339
Net Assets		$128,788,109
Net Assets consist of:
Paid in capital		$126,408,868
Total accumulated earnings (loss)		2,379,241
Net Assets		$128,788,109
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,171,388 ÷ 392,489 shares)(a)		$13.18
Maximum offering price per share (100/94.25 of $13.18)		$13.98
Class M:
Net Asset Value and redemption price per share ($1,054,216 ÷ 80,253 shares)(a)		$13.14
Maximum offering price per share (100/96.50 of $13.14)		$13.62
Class C:
Net Asset Value and offering price per share ($1,539,856 ÷ 118,481 shares)(a)		$13.00
Fidelity Women's Leadership Fund:
Net Asset Value, offering price and redemption price per share ($101,533,441 ÷ 7,682,817 shares)		$13.22
Class I:
Net Asset Value, offering price and redemption price per share ($11,273,185 ÷ 853,542 shares)		$13.21
Class Z:
Net Asset Value, offering price and redemption price per share ($8,216,023 ÷ 620,045 shares)		$13.25

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2022
Investment Income
Dividends		$1,489,544
Income from Fidelity Central Funds (including $19,189 from security lending)		22,143
Total income		1,511,687
Expenses
Management fee
Basic fee	$730,443
Performance adjustment	(31,550)
Transfer agent fees	340,633
Distribution and service plan fees	31,881
Accounting fees	54,177
Custodian fees and expenses	10,641
Independent trustees' fees and expenses	461
Registration fees	90,109
Audit	52,585
Legal	102
Miscellaneous	531
Total expenses before reductions	1,280,013
Expense reductions	(25,762)
Total expenses after reductions		1,254,251
Net investment income (loss)		257,436
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,453,728
Foreign currency transactions	(3,445)
Total net realized gain (loss)		1,450,283
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $612)	(19,544,954)
Unfunded commitments	6,334
Assets and liabilities in foreign currencies	(1,093)
Total change in net unrealized appreciation (depreciation)		(19,539,713)
Net gain (loss)		(18,089,430)
Net increase (decrease) in net assets resulting from operations		$(17,831,994)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2022	Year ended April 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$257,436	$129,944
Net realized gain (loss)	1,450,283	2,647,993
Change in net unrealized appreciation (depreciation)	(19,539,713)	23,240,710
Net increase (decrease) in net assets resulting from operations	(17,831,994)	26,018,647
Distributions to shareholders	(3,850,676)	(112,730)
Share transactions - net increase (decrease)	33,890,981	63,644,346
Total increase (decrease) in net assets	12,208,311	89,550,263
Net Assets
Beginning of period	116,579,798	27,029,535
End of period	$128,788,109	$116,579,798

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Women's Leadership Fund Class A

Years ended April 30,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$15.28	$9.80	$10.00
Income from Investment Operations
Net investment income (loss)B,C	–D	–D	.04
Net realized and unrealized gain (loss)	(1.70)	5.49	(.22)
Total from investment operations	(1.70)	5.49	(.18)
Distributions from net investment income	–D	(.01)	(.02)
Distributions from net realized gain	(.40)	–	–
Total distributions	(.40)	(.01)	(.02)
Net asset value, end of period	$13.18	$15.28	$9.80
Total ReturnE,F	(11.46)%	56.03%	(1.84)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	1.10%	1.28%	2.50%
Expenses net of fee waivers, if any	1.10%	1.25%	1.25%
Expenses net of all reductions	1.10%	1.24%	1.25%
Net investment income (loss)	(.01)%	(.03)%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$5,171	$2,865	$769
Portfolio turnover rateI	48%	35%	52%

 A For the period May 1, 2019 (commencement of operations) through April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund Class M

Years ended April 30,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$15.22	$9.78	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.04)	(.04)	.01
Net realized and unrealized gain (loss)	(1.69)	5.48	(.22)
Total from investment operations	(1.73)	5.44	(.21)
Distributions from net investment income	–	–D	(.01)
Distributions from net realized gain	(.35)	–	–
Total distributions	(.35)	–D	(.01)
Net asset value, end of period	$13.14	$15.22	$9.78
Total ReturnE,F	(11.66)%	55.65%	(2.12)%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	1.35%	1.52%	2.86%
Expenses net of fee waivers, if any	1.35%	1.50%	1.50%
Expenses net of all reductions	1.35%	1.49%	1.50%
Net investment income (loss)	(.27)%	(.28)%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$1,054	$974	$443
Portfolio turnover rateI	48%	35%	52%

 A For the period May 1, 2019 (commencement of operations) through April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund Class C

Years ended April 30,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$15.09	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.11)	(.10)	(.04)
Net realized and unrealized gain (loss)	(1.68)	5.45	(.22)
Total from investment operations	(1.79)	5.35	(.26)
Distributions from net investment income	–	–	–
Distributions from net realized gain	(.30)	–	–
Total distributions	(.30)	–	–
Net asset value, end of period	$13.00	$15.09	$9.74
Total ReturnD,E	(12.12)%	54.93%	(2.60)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	1.84%	1.99%	3.36%
Expenses net of fee waivers, if any	1.84%	1.99%	2.00%
Expenses net of all reductions	1.84%	1.98%	2.00%
Net investment income (loss)	(.75)%	(.77)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,540	$937	$468
Portfolio turnover rateH	48%	35%	52%

 A For the period May 1, 2019 (commencement of operations) through April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund

Years ended April 30,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$15.31	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.03	.03	.06
Net realized and unrealized gain (loss)	(1.70)	5.50	(.22)
Total from investment operations	(1.67)	5.53	(.16)
Distributions from net investment income	(.02)	(.03)	(.03)
Distributions from net realized gain	(.40)	–	–
Total distributions	(.42)	(.03)	(.03)
Net asset value, end of period	$13.22	$15.31	$9.81
Total ReturnD	(11.25)%	56.44%	(1.63)%
Ratios to Average Net AssetsC,E,F
Expenses before reductions	.92%	1.10%	2.19%
Expenses net of fee waivers, if any	.90%	1.00%	1.00%
Expenses net of all reductions	.90%	.99%	1.00%
Net investment income (loss)	.18%	.22%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$101,533	$98,888	$22,272
Portfolio turnover rateG	48%	35%	52%

 A For the period May 1, 2019 (commencement of operations) through April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund Class I

Years ended April 30,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$15.31	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.04	.03	.06
Net realized and unrealized gain (loss)	(1.70)	5.51	(.22)
Total from investment operations	(1.66)	5.54	(.16)
Distributions from net investment income	(.04)	(.04)	(.03)
Distributions from net realized gain	(.40)	–	–
Total distributions	(.44)	(.04)	(.03)
Net asset value, end of period	$13.21	$15.31	$9.81
Total ReturnD	(11.20)%	56.52%	(1.63)%
Ratios to Average Net AssetsC,E,F
Expenses before reductions	.81%	.98%	2.22%
Expenses net of fee waivers, if any	.81%	.98%	1.00%
Expenses net of all reductions	.81%	.97%	1.00%
Net investment income (loss)	.28%	.24%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$11,273	$3,874	$702
Portfolio turnover rateG	48%	35%	52%

 A For the period May 1, 2019 (commencement of operations) through April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund Class Z

Years ended April 30,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$15.35	$9.83	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.06	.05	.08
Net realized and unrealized gain (loss)	(1.71)	5.51	(.22)
Total from investment operations	(1.65)	5.56	(.14)
Distributions from net investment income	(.05)	(.04)	(.03)
Distributions from net realized gain	(.40)	–	–
Total distributions	(.45)	(.04)	(.03)
Net asset value, end of period	$13.25	$15.35	$9.83
Total ReturnD	(11.13)%	56.63%	(1.43)%
Ratios to Average Net AssetsC,E,F
Expenses before reductions	.69%	.87%	1.88%
Expenses net of fee waivers, if any	.69%	.85%	.85%
Expenses net of all reductions	.69%	.84%	.85%
Net investment income (loss)	.40%	.37%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$8,216	$9,043	$2,376
Portfolio turnover rateG	48%	35%	52%

 A For the period May 1, 2019 (commencement of operations) through April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2022

1. Organization.

Fidelity Women's Leadership Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Women's Leadership Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance depending on whether certain investments are in or out of favor. The criteria related to the Fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the investment adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,070,403
Gross unrealized depreciation	(15,191,032)
Net unrealized appreciation (depreciation)	$2,879,371
Tax Cost	$127,750,057

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$2,878,405

The Fund intends to elect to defer to its next fiscal year $498,552 of capital losses recognized during the period November 1, 2021 to April 30, 2022.

The tax character of distributions paid was as follows:

	April 30, 2022	April 30, 2021
Ordinary Income	$2,206,934	$ 112,731
Long-term Capital Gains	1,643,743	–
Total	$3,850,677	$ 112,731

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Women's Leadership Fund	96,484,295	65,464,091

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Women's Leadership Fund as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$11,446	$764
Class M	.25%	.25%	5,596	84
Class C	.75%	.25%	14,839	9,563
			$31,881	$10,411

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,487
Class M	765
Class C(a)	18
$13,270

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$9,194.20
Class M	2,261.20
Class C	2,802.19
Fidelity Women's Leadership Fund	307,369.27
Class I	15,034.16
Class Z	3,973.04
	$340,633

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Women's Leadership Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Women's Leadership Fund	$1,626

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Women's Leadership Fund	1,726,255	2,612,721	(1,584,546)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Women's Leadership Fund	$222

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Women's Leadership Fund	$1,725	$255	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2023. Some expenses, for example the compensation of the independent Trustees are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%/1.15%(a)	$–
Class M	1.50%/1.40%(a)	–
Class C	2.00%/1.90%(a)	–
Fidelity Women's Leadership Fund	1.00%/.90%(a)	21,773
Class I	1.00%/.90%(a)	–
Class Z	.85%/.75%(a)	–
$21,773

 (a) Expense limitation effective June 1, 2021.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,989.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2022	Year ended April 30, 2021
Fidelity Women's Leadership Fund
Distributions to shareholders
Class A	$111,894	$624
Class M	24,841	105
Class C	28,323	–
Fidelity Women's Leadership Fund	3,101,859	93,607
Class I	293,915	3,961
Class Z	289,844	14,433
Total	$3,850,676	$112,730

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2022	Year ended April 30, 2021	Year ended April 30, 2022	Year ended April 30, 2021
Fidelity Women's Leadership Fund
Class A
Shares sold	214,342	130,547	$3,271,433	$1,741,533
Reinvestment of distributions	7,212	56	109,985	624
Shares redeemed	(16,599)	(21,509)	(254,825)	(292,612)
Net increase (decrease)	204,955	109,094	$3,126,593	$1,449,545
Class M
Shares sold	17,367	40,717	$265,289	$526,821
Reinvestment of distributions	1,635	10	24,841	105
Shares redeemed	(2,733)	(22,046)	(41,893)	(306,908)
Net increase (decrease)	16,269	18,681	$248,237	$220,018
Class C
Shares sold	72,426	46,841	$1,099,839	$620,306
Reinvestment of distributions	1,841	–	27,774	–
Shares redeemed	(17,878)	(32,790)	(249,596)	(472,777)
Net increase (decrease)	56,389	14,051	$878,017	$147,529
Fidelity Women's Leadership Fund
Shares sold	2,939,308	5,053,221	$45,268,708	$65,814,179
Reinvestment of distributions	191,234	7,216	2,919,250	89,644
Shares redeemed	(1,906,544)	(870,966)	(28,945,460)	(11,068,699)
Net increase (decrease)	1,223,998	4,189,471	$19,242,498	$54,835,124
Class I
Shares sold	850,923	210,365	$13,354,621	$2,876,586
Reinvestment of distributions	19,138	306	292,838	3,907
Shares redeemed	(269,624)	(29,107)	(3,716,366)	(387,271)
Net increase (decrease)	600,437	181,564	$9,931,093	$2,493,222
Class Z
Shares sold	298,679	448,196	$4,535,147	$5,772,349
Reinvestment of distributions	16,552	1,011	253,122	12,846
Shares redeemed	(284,436)	(101,683)	(4,323,726)	(1,286,287)
Net increase (decrease)	30,795	347,524	$464,543	$4,498,908

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Women's Leadership Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Women's Leadership Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from May 1, 2019 (commencement of operations) through April 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 1, 2019 (commencement of operations) through April 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 324 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2021 to April 30, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period-B November 1, 2021 to April 30, 2022
Fidelity Women's Leadership Fund
Class A	1.10%
Actual		$1,000.00	$824.00	$4.97
Hypothetical-C		$1,000.00	$1,019.34	$5.51
Class M	1.35%
Actual		$1,000.00	$822.80	$6.10
Hypothetical-C		$1,000.00	$1,018.10	$6.76
Class C	1.83%
Actual		$1,000.00	$820.70	$8.26
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Fidelity Women's Leadership Fund	.90%
Actual		$1,000.00	$824.40	$4.07
Hypothetical-C		$1,000.00	$1,020.33	$4.51
Class I	.80%
Actual		$1,000.00	$824.80	$3.62
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Class Z	.68%
Actual		$1,000.00	$825.40	$3.08
Hypothetical-C		$1,000.00	$1,021.42	$3.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30,2022, $1,135,633, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in June and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 57%, and 58%; Class M designates 69%, and 80%; Class C designates 91%, and 100%; Fidelity Women's Leadership Fund designates 52%, and 54%; Class I designates 52%, and 47%; and Class Z designates 50%, and 46%; of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 75%, and 65%; Class M designates 91%, and 90%; Class C designates 100% and 100%; Fidelity Women's Leadership Fund designates 68%, and 60%; Class I designates 68%, and 53%; and Class Z designates 65%, and 52%; of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 3%, and 5%; Class M designates 4%, and 6%; Fidelity Women's Leadership Fund designates 3%, and 4%; Class I designates 3%, and 4%; and Class Z designates 3%, and 4%; of the dividends distributed in June and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

WLF-ANN-0622
1.9893105.102

Fidelity® U.S. Low Volatility Equity Fund

Annual Report

April 30, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2022	Past 1 year	Life of fundA
Fidelity® U.S. Low Volatility Equity Fund	0.12%	6.19%

 A From November 5, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Low Volatility Equity Fund on November 5, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$11,609	Fidelity® U.S. Low Volatility Equity Fund
$13,806	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 0.21% for the 12 months ending April 30, 2022. After posting a strong result in 2021, large-cap stocks retreated to begin the new year amid several notable headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively wind down its balance sheet in an attempt to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging commodity prices, rising bond yields, supply constraint and disruption, and the potential for variants of the coronavirus to upend the economy. Against this backdrop, the S&P 500® index returned -5.17% in January and -2.99% in February, falling on mixed corporate earnings, particularly among some highflying tech firms. Volatility eased in March and the index gained 3.71% for the month. April saw a sharp reversal, with the index returning -8.72% amid clearer signals of the Fed’s intension to tighten monetary policy and angst about the economic toll of “zero-COVID” lockdowns in China. It was the largest monthly decline for the S&P 500® since March 2020. For the full 12 months, the growth-oriented communication services (-22%) and consumer discretionary (-11%) sectors lagged most. In contrast, energy (+61%) rode a surge in commodity prices and led the market by a wide margin, followed by the defensive consumer staples (+17%) sector.

Comments from Portfolio Manager Zach Dewhirst:  For the fiscal year ending April 30, 2022, the fund gained 0.12%, outperforming the -3.11% result of the benchmark, the Russell 3000® Index. The top contributor to performance versus the benchmark was an overweighting in consumer staples. Stock picks and an underweighting in consumer discretionary and security selection in health care also helped. The fund's biggest individual relative contributor was an underweighting in Amazon.com, which returned about -28% the past year. Our second-largest relative contributor this period was avoiding digital payments services company PayPal, a benchmark component that returned roughly -66%. In contrast, the biggest detractor from performance versus the benchmark was stock selection in information technology. An underweighting in energy and stock picks in consumer staples also hurt the fund’s relative performance. An underweighting in consumer electronics company Apple, a stake we established this period, detracted more than any other individual stock. It also hurt to hold a lighter-than-benchmark stake in Microsoft (+11%) in the fund. Lastly, it hurt to overweight software & services company Zoom Video Communications, which returned -63% for the fund. Zoom Video Communications was not held in the fund at period end. Notable changes in fund positioning for the 12 months included increased exposure to the utilities sector and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2022

% of fund's net assets
Vertex Pharmaceuticals, Inc.	1.2
BJ's Wholesale Club Holdings, Inc.	1.2
UnitedHealth Group, Inc.	1.1
Newmont Corp.	1.1
Dollar Tree, Inc.	1.1
Dollar General Corp.	1.1
Eli Lilly & Co.	1.0
Target Corp.	1.0
Thermo Fisher Scientific, Inc.	1.0
T-Mobile U.S., Inc.	1.0
10.8

Market Sectors as of April 30, 2022

% of fund's net assets
Information Technology	16.1
Consumer Staples	15.4
Health Care	15.3
Industrials	11.5
Utilities	11.1
Financials	8.4
Communication Services	7.2
Consumer Discretionary	5.4
Materials	4.5
Real Estate	3.4
Energy	0.8
Investment Companies	0.5

Asset Allocation (% of fund's net assets)

As of April 30, 2022 *
Stocks	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

Foreign investments - 12.8%

Geographic Diversification (% of fund's net assets)

As of April 30, 2022
United States of America*	87.2%
Canada	3.0%
Ireland	1.7%
Bermuda	1.6%
Japan	1.6%
United Kingdom	1.5%
Switzerland	1.4%
Israel	0.7%
France	0.7%
Other	0.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities)

Percentages are based on country or territory of incorporation and include the effect of futures, if applicable.

Schedule of Investments April 30, 2022

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	103,500	$1,952,010
HKT Trust/HKT Ltd. unit	745,626	1,067,962
Liberty Global PLC Class C (a)	106,800	2,531,160
Verizon Communications, Inc.	50,600	2,342,780
		7,893,912
Entertainment - 1.5%
Activision Blizzard, Inc.	33,497	2,532,373
Electronic Arts, Inc.	19,454	2,296,545
Warner Bros Discovery, Inc. (a)	25,038	454,440
		5,283,358
Interactive Media & Services - 0.9%
Alphabet, Inc. Class A (a)	1,531	3,494,033
Media - 1.6%
Charter Communications, Inc. Class A (a)	4,300	1,842,507
Comcast Corp. Class A	49,700	1,976,072
Liberty Broadband Corp. Class C (a)	16,500	1,845,030
		5,663,609
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc. (a)	28,676	3,531,163

TOTAL COMMUNICATION SERVICES		25,866,075

CONSUMER DISCRETIONARY - 5.4%
Hotels, Restaurants & Leisure - 0.6%
Domino's Pizza, Inc.	6,700	2,264,600
Internet & Direct Marketing Retail - 0.7%
Amazon.com, Inc. (a)	950	2,361,349
Multiline Retail - 3.2%
Dollar General Corp.	15,807	3,754,637
Dollar Tree, Inc. (a)	23,620	3,837,069
Target Corp.	16,200	3,704,130
		11,295,836
Specialty Retail - 0.9%
Murphy U.S.A., Inc.	14,300	3,340,480

TOTAL CONSUMER DISCRETIONARY		19,262,265

CONSUMER STAPLES - 15.4%
Beverages - 2.4%
Keurig Dr. Pepper, Inc.	72,950	2,728,330
Monster Beverage Corp. (a)	35,962	3,081,224
The Coca-Cola Co.	43,253	2,794,576
		8,604,130
Food & Staples Retailing - 3.8%
Albertsons Companies, Inc.	93,700	2,930,936
BJ's Wholesale Club Holdings, Inc. (a)	63,842	4,108,233
Grocery Outlet Holding Corp. (a)(b)	103,615	3,488,717
Walmart, Inc.	18,700	2,860,913
		13,388,799
Food Products - 3.8%
Bunge Ltd.	28,700	3,246,544
McCormick & Co., Inc. (non-vtg.)	28,100	2,826,017
Mondelez International, Inc.	45,013	2,902,438
Nestle SA (Reg. S)	18,335	2,366,940
TreeHouse Foods, Inc. (a)	72,100	2,271,150
		13,613,089
Household Products - 3.3%
Kimberly-Clark Corp.	21,651	3,005,808
Procter & Gamble Co.	19,286	3,096,367
Reynolds Consumer Products, Inc.	99,700	2,950,123
The Clorox Co.	19,400	2,783,318
		11,835,616
Personal Products - 0.4%
Estee Lauder Companies, Inc. Class A	5,300	1,399,518
Tobacco - 1.7%
Altria Group, Inc.	53,300	2,961,881
Philip Morris International, Inc.	30,100	3,010,000
		5,971,881

TOTAL CONSUMER STAPLES		54,813,033

ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Coterra Energy, Inc.	95,700	2,755,203
FINANCIALS - 8.4%
Capital Markets - 3.6%
Cboe Global Markets, Inc.	26,100	2,948,778
Intercontinental Exchange, Inc.	24,301	2,814,299
Morningstar, Inc.	5,500	1,392,765
NASDAQ, Inc.	17,160	2,700,469
Virtu Financial, Inc. Class A	102,900	2,971,752
		12,828,063
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc. Class B (a)	10,348	3,340,645
Insurance - 3.9%
Arthur J. Gallagher & Co.	10,100	1,701,749
Assurant, Inc.	16,626	3,023,937
Brown & Brown, Inc.	52,734	3,268,453
Marsh & McLennan Companies, Inc.	18,716	3,026,377
The Travelers Companies, Inc.	16,761	2,867,137
		13,887,653

TOTAL FINANCIALS		30,056,361

HEALTH CARE - 15.3%
Biotechnology - 4.9%
Amgen, Inc.	12,817	2,988,796
Horizon Therapeutics PLC (a)	24,000	2,365,440
Incyte Corp. (a)	35,400	2,653,584
Regeneron Pharmaceuticals, Inc. (a)	5,354	3,528,875
Seagen, Inc. (a)	12,300	1,611,423
Vertex Pharmaceuticals, Inc. (a)	15,472	4,227,263
		17,375,381
Health Care Equipment & Supplies - 0.7%
Abbott Laboratories	21,000	2,383,500
Health Care Providers & Services - 1.9%
Humana, Inc.	6,376	2,834,515
UnitedHealth Group, Inc.	7,591	3,860,403
		6,694,918
Life Sciences Tools & Services - 2.3%
Danaher Corp.	11,346	2,849,321
Thermo Fisher Scientific, Inc.	6,412	3,545,323
West Pharmaceutical Services, Inc.	6,500	2,047,890
		8,442,534
Pharmaceuticals - 5.5%
AstraZeneca PLC (United Kingdom)	21,231	2,833,091
Bristol-Myers Squibb Co.	39,698	2,988,068
Eli Lilly & Co.	12,756	3,726,410
Merck & Co., Inc.	35,300	3,130,757
Roche Holding AG (participation certificate)	6,768	2,509,669
Sanofi SA sponsored ADR	45,300	2,366,925
Zoetis, Inc. Class A	11,900	2,109,275
		19,664,195

TOTAL HEALTH CARE		54,560,528

INDUSTRIALS - 11.5%
Aerospace & Defense - 1.5%
Lockheed Martin Corp.	5,861	2,532,655
Northrop Grumman Corp.	6,378	2,802,493
		5,335,148
Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc. (b)	26,100	2,770,515
United Parcel Service, Inc. Class B	13,200	2,375,736
		5,146,251
Commercial Services & Supplies - 1.8%
Republic Services, Inc.	21,300	2,859,951
Waste Connections, Inc. (United States)	25,450	3,511,337
		6,371,288
Industrial Conglomerates - 0.9%
Roper Technologies, Inc.	6,700	3,148,464
Machinery - 0.7%
IDEX Corp.	13,797	2,618,947
Professional Services - 2.5%
Booz Allen Hamilton Holding Corp. Class A	31,288	2,554,039
FTI Consulting, Inc. (a)	21,900	3,453,849
Verisk Analytics, Inc.	14,364	2,930,974
		8,938,862
Road & Rail - 2.7%
J.B. Hunt Transport Services, Inc.	10,900	1,862,265
Knight-Swift Transportation Holdings, Inc. Class A	51,800	2,480,702
Landstar System, Inc.	20,168	3,124,023
Old Dominion Freight Lines, Inc.	7,100	1,988,852
		9,455,842

TOTAL INDUSTRIALS		41,014,802

INFORMATION TECHNOLOGY - 16.1%
Communications Equipment - 1.4%
Cisco Systems, Inc.	54,600	2,674,308
Motorola Solutions, Inc.	10,800	2,307,852
		4,982,160
Electronic Equipment & Components - 0.6%
Keyence Corp.	5,167	2,071,967
IT Services - 7.0%
Accenture PLC Class A	11,637	3,495,289
Akamai Technologies, Inc. (a)	25,811	2,898,059
Cognizant Technology Solutions Corp. Class A	32,500	2,629,250
Fidelity National Information Services, Inc.	15,968	1,583,227
Genpact Ltd.	63,800	2,569,226
MasterCard, Inc. Class A	7,531	2,736,615
Maximus, Inc.	29,957	2,183,266
OBIC Co. Ltd.	14,700	2,171,768
VeriSign, Inc. (a)	12,600	2,251,494
Visa, Inc. Class A	12,194	2,598,907
		25,117,101
Software - 5.9%
Adobe, Inc. (a)	4,408	1,745,348
Black Knight, Inc. (a)	35,293	2,321,926
Check Point Software Technologies Ltd. (a)	19,700	2,487,913
Citrix Systems, Inc.	23,300	2,332,330
Intuit, Inc.	4,500	1,884,375
Microsoft Corp.	12,495	3,467,612
NortonLifeLock, Inc.	107,200	2,684,288
Salesforce.com, Inc. (a)	8,943	1,573,431
SAP SE sponsored ADR	12,100	1,219,680
VMware, Inc. Class A	11,900	1,285,676
		21,002,579
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	19,200	3,026,880
FUJIFILM Holdings Corp. ADR (b)	24,200	1,341,164
		4,368,044

TOTAL INFORMATION TECHNOLOGY		57,541,851

MATERIALS - 4.5%
Containers & Packaging - 0.7%
Ball Corp.	31,500	2,556,540
Metals & Mining - 3.8%
Agnico Eagle Mines Ltd. (United States) (b)	45,000	2,620,350
Barrick Gold Corp. (Canada)	119,776	2,671,220
Newmont Corp.	52,872	3,851,725
Royal Gold, Inc.	19,900	2,596,552
Wheaton Precious Metals Corp. (b)	36,100	1,619,446
		13,359,293

TOTAL MATERIALS		15,915,833

REAL ESTATE - 3.4%
Equity Real Estate Investment Trusts (REITs) - 3.4%
Alexandria Real Estate Equities, Inc.	14,033	2,556,251
American Tower Corp.	10,884	2,623,262
CubeSmart	67,444	3,204,264
Digital Realty Trust, Inc.	17,600	2,571,712
SBA Communications Corp. Class A	3,900	1,353,729
		12,309,218
UTILITIES - 11.1%
Electric Utilities - 6.3%
Entergy Corp.	24,200	2,876,170
Evergy, Inc.	35,581	2,414,171
FirstEnergy Corp.	74,500	3,226,595
IDACORP, Inc.	24,600	2,587,428
NextEra Energy, Inc.	37,088	2,633,990
PNM Resources, Inc.	59,900	2,794,934
Southern Co.	43,100	3,163,109
Xcel Energy, Inc.	39,400	2,886,444
		22,582,841
Multi-Utilities - 3.4%
Dominion Energy, Inc.	37,389	3,052,438
NiSource, Inc.	110,500	3,217,760
Public Service Enterprise Group, Inc.	44,400	3,092,904
Sempra Energy	17,200	2,775,392
		12,138,494
Water Utilities - 1.4%
American States Water Co. (b)	31,100	2,446,326
American Water Works Co., Inc.	16,000	2,465,280
		4,911,606

TOTAL UTILITIES		39,632,941

TOTAL COMMON STOCKS
(Cost $319,842,547)		353,728,110

Money Market Funds - 2.8%
Fidelity Cash Central Fund 0.32% (c)	1,011,078	1,011,280
Fidelity Securities Lending Cash Central Fund 0.32% (c)(d)	8,839,773	8,840,657
TOTAL MONEY MARKET FUNDS
(Cost $9,851,937)		9,851,937

Equity Funds - 0.5%
Domestic Equity Funds - 0.5%
iShares MSCI USA Minimum Volatility ETF
(Cost $1,989,506)	24,900	1,828,407
TOTAL INVESTMENT IN SECURITIES - 102.4%
(Cost $331,683,990)		365,408,454
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(8,577,200)
NET ASSETS - 100%		$356,831,254

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.32%	$854,004	$32,218,913	$32,061,637	$829	$--	$--	$1,011,280	0.0%
Fidelity Securities Lending Cash Central Fund 0.32%	1,665,825	70,667,447	63,492,615	3,727	--	--	8,840,657	0.0%
Total	$2,519,829	$102,886,360	$95,554,252	$4,556	$--	$--	$9,851,937

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$25,866,075	$24,798,113	$1,067,962	$--
Consumer Discretionary	19,262,265	19,262,265	--	--
Consumer Staples	54,813,033	52,446,093	2,366,940	--
Energy	2,755,203	2,755,203	--	--
Financials	30,056,361	30,056,361	--	--
Health Care	54,560,528	49,217,768	5,342,760	--
Industrials	41,014,802	41,014,802	--	--
Information Technology	57,541,851	55,370,083	2,171,768	--
Materials	15,915,833	15,915,833	--	--
Real Estate	12,309,218	12,309,218	--	--
Utilities	39,632,941	39,632,941	--	--
Money Market Funds	9,851,937	9,851,937	--	--
Equity Funds	1,828,407	1,828,407	--	--
Total Investments in Securities:	$365,408,454	$354,459,024	$10,949,430	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2022
Assets
Investment in securities, at value (including securities loaned of $8,598,465) — See accompanying schedule: Unaffiliated issuers (cost $321,832,053)	$355,556,517
Fidelity Central Funds (cost $9,851,937)	9,851,937
Total Investment in Securities (cost $331,683,990)		$365,408,454
Receivable for fund shares sold		228,346
Dividends receivable		313,658
Distributions receivable from Fidelity Central Funds		818
Prepaid expenses		119
Total assets		365,951,395
Liabilities
Payable for fund shares redeemed	$54,010
Accrued management fee	132,717
Other affiliated payables	62,816
Other payables and accrued expenses	29,941
Collateral on securities loaned	8,840,657
Total liabilities		9,120,141
Net Assets		$356,831,254
Net Assets consist of:
Paid in capital		$310,416,654
Total accumulated earnings (loss)		46,414,600
Net Assets		$356,831,254
Net Asset Value, offering price and redemption price per share ($356,831,254 ÷ 32,746,290 shares)		$10.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2022
Investment Income
Dividends		$5,315,254
Income from Fidelity Central Funds (including $3,727 from security lending)		4,556
Total income		5,319,810
Expenses
Management fee	$1,852,633
Transfer agent fees	620,188
Accounting fees	144,195
Custodian fees and expenses	9,440
Independent trustees' fees and expenses	1,277
Registration fees	26,816
Audit	40,471
Legal	727
Interest	67
Miscellaneous	1,393
Total expenses before reductions	2,697,207
Expense reductions	(10,786)
Total expenses after reductions		2,686,421
Net investment income (loss)		2,633,389
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,999,984
Foreign currency transactions	2,530
Total net realized gain (loss)		29,002,514
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(31,323,412)
Assets and liabilities in foreign currencies	(3,937)
Total change in net unrealized appreciation (depreciation)		(31,327,349)
Net gain (loss)		(2,324,835)
Net increase (decrease) in net assets resulting from operations		$308,554

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2022	Year ended April 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,633,389	$2,538,894
Net realized gain (loss)	29,002,514	1,889,556
Change in net unrealized appreciation (depreciation)	(31,327,349)	68,104,868
Net increase (decrease) in net assets resulting from operations	308,554	72,533,318
Distributions to shareholders	(19,895,445)	(2,028,140)
Share transactions
Proceeds from sales of shares	30,830,702	35,089,962
Reinvestment of distributions	19,794,049	2,019,281
Cost of shares redeemed	(35,905,930)	(40,605,178)
Net increase (decrease) in net assets resulting from share transactions	14,718,821	(3,495,935)
Total increase (decrease) in net assets	(4,868,070)	67,009,243
Net Assets
Beginning of period	361,699,324	294,690,081
End of period	$356,831,254	$361,699,324
Other Information
Shares
Sold	2,648,227	3,335,657
Issued in reinvestment of distributions	1,709,270	193,786
Redeemed	(3,086,354)	(3,985,178)
Net increase (decrease)	1,271,143	(455,735)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Low Volatility Equity Fund

Years ended April 30,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$11.49	$9.23	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.08	.08	.05
Net realized and unrealized gain (loss)	(.03)	2.25	(.79)
Total from investment operations	.05	2.33	(.74)
Distributions from net investment income	(.08)	(.07)	(.03)
Distributions from net realized gain	(.56)	–	–
Total distributions	(.64)	(.07)	(.03)
Net asset value, end of period	$10.90	$11.49	$9.23
Total ReturnD,E	.12%	25.27%	(7.44)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.73%	.77%	2.28%H
Expenses net of fee waivers, if any	.72%	.77%	.95%H
Expenses net of all reductions	.72%	.77%	.95%H
Net investment income (loss)	.71%	.79%	1.46%H
Supplemental Data
Net assets, end of period (000 omitted)	$356,831	$361,699	$294,690
Portfolio turnover rateI	46%	39%	101%J,K

 A For the period November 5, 2019 (commencement of operations) through April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2022

1. Organization.

Fidelity U.S. Low Volatility Equity Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$52,108,605
Gross unrealized depreciation	(18,763,826)
Net unrealized appreciation (depreciation)	$33,344,779
Tax Cost	$332,063,675

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$959,494
Undistributed long-term capital gain	$12,254,206
Net unrealized appreciation (depreciation) on securities and other investments	$33,341,358

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(140,458)

The tax character of distributions paid was as follows:

	April 30, 2022	April 30, 2021
Ordinary Income	$5,227,274	$ 2,028,140
Long-term Capital Gains	14,668,171	–
Total	$19,895,445	$ 2,028,140

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Low Volatility Equity Fund	170,203,913	169,235,876

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. During January 2022 the Board approved a change in the individual fund fee rate from .30% to .20% effective February 1, 2022. For the reporting period, the total annual management fee rate was .50% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity U.S. Low Volatility Equity Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity U.S. Low Volatility Equity Fund	$1,652

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity U.S. Low Volatility Equity Fund	Borrower	$3,727,000.32%		$67

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity U.S. Low Volatility Equity Fund	9,737,628	8,842,003	(766,516)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity U.S. Low Volatility Equity Fund	$603

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity U.S. Low Volatility Equity Fund	$383	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $86.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $10,700.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	VIP FundsManager 70% Portfolio
Fidelity U.S. Low Volatility Equity Fund	29%	42%	14%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity U.S. Low Volatility Equity Fund	94%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity U.S. Low Volatility Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Low Volatility Equity Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2022 and for the period November 5, 2019 (commencement of operations) through April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the two years in the period ended April 30, 2022 and for the period November 5, 2019 (commencement of operations) through April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 324 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2021 to April 30, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period-B November 1, 2021 to April 30, 2022
Fidelity U.S. Low Volatility Equity Fund	.69%
Actual		$1,000.00	$952.50	$3.34
Hypothetical-C		$1,000.00	$1,021.37	$3.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30th, 2022, $26,820,776, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 95.13%, and 100% of the short-term capital gain dividends distributed in June and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 99% and 59% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 71% of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1%, and 5% of the dividends distributed in June and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity U.S. Low Volatility Equity Fund

At its January 2022 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) for the fund to take effect February 1, 2022 (the Amended Contract) that lowered the management fee rate to be paid. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and the fund's sub-advisers to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management contract and sub-advisory agreements (Advisory Contracts). At its January 2022 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing Advisory Contracts should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that it received and reviewed information regarding the fund's current management fee and total expense ratio compared to "mapped groups" of competitive funds and classes in connection with the annual renewal of the Advisory Contracts. Based on its review, the Board concluded at its January 2022 meeting that the fund's current management fee and total expenses are fair and reasonable in light of the services that the fund receives and the other factors considered. In its review of the proposed management fee rate under the Amended Contract, the Board considered that the proposed management fee rate would be lower than the current management fee rate. The Board also considered that the proposed management fee rate would not result in any changes in the relationships of the fund's management fee rate and total expense ratio to the competitive medians of its total mapped groups of competitor funds provided to the Board in connection with the annual renewal of the existing Advisory Contracts.The Board also noted that, in conjunction with the approval of the lower management fee rate under the Amended Contract, the fund's existing expense cap would also be lowered by the same amount as the management fee reduction.

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and  Profitability. The Board considered that it previously reviewed information regarding the revenues earned and the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its January 2022 meeting, the Board concluded that it was satisfied that FMR's profitability in connection with the operation of the fund was not excessive under the circumstances. Because the Board was approving an arrangement that would reduce the management fee rate, the Board did not consider the costs of the services provided by and the profits realized by FMR to be significant factors in its decision to approve the Amended Contract.

Economies of Scale.  The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its January 2022 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. The Board did not consider economies of scale to be a significant factor in its decision to approve the Amended Contract because the proposed management fee rate is lower than the current management fee rate.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's advisory fee structures are fair and reasonable, and that the Amended Contract should be approved.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

USL-ANN-0622
1.9896228.102

Fidelity® SAI High Income Fund

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (SAI) - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with SAI.

Annual Report

April 30, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity SAI High Income Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI High Income Fund on May 13, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$9,490	Fidelity® SAI High Income Fund
$9,513	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index returned -4.96% for the 12 months ending April 30, 2022. After posting a solid gain in 2021, high-yield bonds retreated to begin the new year amid several major headwinds that stoked volatility, uncertainty and investor anxiety. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively wind down its balance sheet in an attempt to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing high yield included surging commodity prices, rising bond yields, supply constraint and disruption, and the potential for variants of the coronavirus to upend the economy. Against this dynamic backdrop, the index returned -2.74% in January and -0.90% in February amid an intensifying flight from risk. Volatility eased in March and credit fundamentals remained healthy, but high yield still lost ground (-0.92%) for the month. April saw the downtrend continue, with the index returning -3.63% amid clearer signals of the Fed’s intension to tighten monetary policy and angst about the economic toll of “zero-COVID” lockdowns in China. For the full 12 months, higher-duration BB-rated bonds slightly trailed lower-quality credits. By sector, energy rode a surge in commodity prices and led the way with a modest gain. All other groups declined. Notable laggards included cable/satellite TV, telecommunications, health care, utilities and food/beverage/tobacco.

Comments from Co-Managers Benjamin Harrison, Alexandre Karam, and Michael Weaver:  From its inception on May 13, 2021, through April 30, 2022, the fund returned -5.10%, lagging the -4.87% result of the benchmark ICE BofA® US High Yield/US High Yield Constrained Blend Index. The fund's core allocation to high-yield bonds returned -5.61% and detracted from performance versus the benchmark. By industry, the primary contributors to performance versus the benchmark were security selection and an overweighting in energy. Security selection in the food & drug retail and services industries also bolstered the fund's relative result. Our top individual relative contributor was a non-benchmark stake in Mesquite Energy (+53%). Also lifting performance was our overweighting in Bi-Lo, which gained about 46%. Another key contributor was our non-benchmark position in Jonah Energy (+44%). Conversely, the biggest detractor from performance versus the benchmark was security selection in technology. Security selection in gaming and homebuilders/real estate also hurt the fund's relative result. The biggest individual relative detractor was an overweight position in Rackspace Hosting (-14%). Also holding back performance was our outsized stake in Altice Financial, which returned -10%. Overweighting CenturyLink Group (-12%), another large holding in the fund, also hurt performance. By quality, positioning and picks among bonds rated BB added the most value versus the benchmark, whereas security choices among CCC-rated bonds hurt the most.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 3, 2022, Benjamin Harrison assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Top Bond Issuers as of April 30, 2022

(by issuer, excluding cash equivalents)	% of fund's net assets
Ishares Broad Usd High Yield C	2.5
Uniti Group LP / Uniti Group Finance, Inc.	2.1
New Fortress Energy, Inc.	2.1
Community Health Systems, Inc.	1.6
Bombardier, Inc.	1.6
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.6
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	1.5
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	1.4
Carnival Corp.	1.4
Tenet Healthcare Corp.	1.3
17.1

Top Five Market Sectors as of April 30, 2022

% of fund's net assets
Energy	16.5
Telecommunications	9.5
Healthcare	8.0
Technology	6.0
Services	5.2

Quality Diversification (% of fund's net assets)

As of April 30, 2022
BBB	0.8%
BB	25.9%
B	45.7%
CCC,CC,C	14.7%
Not Rated	2.0%
Equities	5.4%
Short-Term Investments and Net Other Assets	5.5%

Asset Allocation (% of fund's net assets)

As of April 30, 2022 *
Nonconvertible Bonds	83.8%
Convertible Bonds, Preferred Stocks	1.6%
Common Stocks and Investment Companies	5.2%
Bank Loan Obligations	3.7%
Other	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

* Foreign investments - 19.2%

Geographic Diversification (% of fund's net assets)

As of April 30, 2022
United States of America*	80.8%
Canada	4.1%
Luxembourg	2.5%
Netherlands	1.9%
Ireland	1.8%
United Kingdom	1.8%
Panama	1.4%
France	1.1%
Cayman Islands	0.9%
Other	3.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments April 30, 2022

Showing Percentage of Net Assets

Corporate Bonds - 85.4%
	Principal Amount	Value
Convertible Bonds - 1.6%
Broadcasting - 0.7%
DISH Network Corp.:
2.375% 3/15/24	$7,442,000	$6,917,339
3.375% 8/15/26	11,663,000	10,001,023
		16,918,362
Energy - 0.9%
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	1,610,553	8,310,453
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	2,784,113	12,946,125
		21,256,578

TOTAL CONVERTIBLE BONDS		38,174,940

Nonconvertible Bonds - 83.8%
Aerospace - 4.2%
Allegheny Technologies, Inc.:
4.875% 10/1/29	4,780,000	4,349,370
5.875% 12/1/27	11,783,000	11,370,595
Bombardier, Inc.:
6% 2/15/28 (c)	6,625,000	5,730,625
7.125% 6/15/26 (c)	9,910,000	9,117,200
7.5% 3/15/25 (c)	10,262,000	9,954,140
7.875% 4/15/27 (c)	15,635,000	14,565,097
BWX Technologies, Inc. 4.125% 6/30/28 (c)	8,790,000	8,152,725
Kaiser Aluminum Corp.:
4.5% 6/1/31 (c)	3,870,000	3,337,875
4.625% 3/1/28 (c)	6,820,000	6,257,350
Moog, Inc. 4.25% 12/15/27 (c)	3,530,000	3,287,313
Science Applications International Corp. 4.875% 4/1/28 (c)	875,000	835,625
TransDigm, Inc.:
4.625% 1/15/29	4,390,000	3,820,090
5.5% 11/15/27	21,520,000	19,690,800
7.5% 3/15/27	2,425,000	2,443,188
		102,911,993
Automotive & Auto Parts - 0.3%
Ford Motor Credit Co. LLC:
2.9% 2/10/29	5,810,000	4,836,825
3.815% 11/2/27	3,500,000	3,185,000
		8,021,825
Banks & Thrifts - 0.1%
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (c)	2,015,000	1,865,930
Broadcasting - 1.5%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (c)	20,590,000	7,618,300
Sinclair Television Group, Inc.:
5.125% 2/15/27 (c)	6,080,000	5,326,262
5.5% 3/1/30 (c)	335,000	273,919
Sirius XM Radio, Inc.:
4% 7/15/28 (c)	6,990,000	6,317,213
4.125% 7/1/30 (c)	1,555,000	1,365,430
5.5% 7/1/29 (c)	5,120,000	4,923,699
TEGNA, Inc.:
4.625% 3/15/28	3,285,000	3,160,827
5% 9/15/29	1,395,000	1,353,150
Univision Communications, Inc.:
4.5% 5/1/29 (c)	3,735,000	3,352,163
6.625% 6/1/27 (c)	4,685,000	4,696,713
		38,387,676
Building Materials - 0.6%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	6,730,000	6,502,863
Builders FirstSource, Inc. 4.25% 2/1/32 (c)	3,750,000	3,201,563
SRS Distribution, Inc.:
4.625% 7/1/28 (c)	2,715,000	2,485,610
6% 12/1/29 (c)	2,595,000	2,277,113
		14,467,149
Cable/Satellite TV - 3.2%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (c)	6,760,000	5,697,328
4.5% 8/15/30 (c)	5,705,000	4,977,613
4.5% 5/1/32	6,844,000	5,756,865
4.5% 6/1/33 (c)	6,515,000	5,330,052
4.75% 3/1/30 (c)	4,700,000	4,200,625
CSC Holdings LLC:
4.125% 12/1/30 (c)	3,395,000	2,800,875
4.625% 12/1/30 (c)	10,030,000	7,672,950
5.375% 2/1/28 (c)	6,840,000	6,280,043
5.75% 1/15/30 (c)	2,120,000	1,759,600
7.5% 4/1/28 (c)	2,580,000	2,378,373
Dolya Holdco 18 DAC 5% 7/15/28 (c)	3,585,000	3,256,829
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)	6,520,000	6,004,203
6.5% 9/15/28 (c)	9,930,000	8,738,400
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)	6,000,000	5,730,000
Ziggo Bond Co. BV 5.125% 2/28/30 (c)	3,720,000	3,227,100
Ziggo BV 4.875% 1/15/30 (c)	5,980,000	5,299,775
		79,110,631
Capital Goods - 0.5%
Mueller Water Products, Inc. 4% 6/15/29 (c)	3,785,000	3,387,575
Vertical Holdco GmbH 7.625% 7/15/28 (c)	1,870,000	1,799,875
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (c)	8,595,000	8,051,968
		13,239,418
Chemicals - 3.7%
Axalta Coating Systems LLC 3.375% 2/15/29 (c)	2,325,000	2,011,660
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (c)	1,900,000	1,805,000
CVR Partners LP 6.125% 6/15/28 (c)	4,955,000	4,855,900
Element Solutions, Inc. 3.875% 9/1/28 (c)	5,615,000	5,018,406
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (c)	7,050,000	6,239,250
7% 12/31/27 (c)	1,040,000	821,600
LSB Industries, Inc. 6.25% 10/15/28 (c)	7,090,000	6,947,775
Methanex Corp.:
5.125% 10/15/27	5,455,000	5,236,800
5.65% 12/1/44	4,010,000	3,508,750
NOVA Chemicals Corp.:
4.25% 5/15/29 (c)	3,365,000	2,910,725
5% 5/1/25 (c)	1,250,000	1,237,500
5.25% 6/1/27 (c)	6,930,000	6,566,175
Nufarm Australia Ltd. 5% 1/27/30 (c)	5,245,000	4,956,525
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (c)	4,620,000	4,082,509
6.25% 10/1/29 (c)	4,505,000	3,739,150
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (c)	3,235,000	2,951,938
The Chemours Co. LLC:
4.625% 11/15/29 (c)	6,160,000	5,336,100
5.375% 5/15/27	1,415,000	1,365,475
5.75% 11/15/28 (c)	14,725,000	13,804,688
Valvoline, Inc. 4.25% 2/15/30 (c)	3,515,000	3,049,263
W.R. Grace Holding LLC 5.625% 8/15/29 (c)	6,430,000	5,477,717
		91,922,906
Consumer Products - 0.6%
Central Garden & Pet Co. 4.125% 10/15/30	175,000	151,275
Diamond BC BV 4.625% 10/1/29 (c)	6,280,000	5,402,244
Michaels Companies, Inc.:
5.25% 5/1/28 (c)	3,010,000	2,586,854
7.875% 5/1/29 (c)	2,315,000	1,823,063
Nordstrom, Inc.:
4.25% 8/1/31	3,440,000	2,915,697
4.375% 4/1/30	2,295,000	1,997,270
		14,876,403
Containers - 0.8%
Graphic Packaging International, Inc. 3.75% 2/1/30 (c)	1,825,000	1,600,032
OI European Group BV 4.75% 2/15/30 (c)	1,580,000	1,390,400
Sealed Air Corp. 5% 4/15/29 (c)	3,940,000	3,910,450
Trivium Packaging Finance BV:
5.5% 8/15/26 (c)	5,900,000	5,700,875
8.5% 8/15/27 (c)	6,345,000	6,265,688
		18,867,445
Diversified Financial Services - 3.1%
Coinbase Global, Inc. 3.375% 10/1/28 (c)	7,405,000	5,749,464
Hightower Holding LLC 6.75% 4/15/29 (c)	4,525,000	4,168,883
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	5,640,000	4,865,797
5.25% 5/15/27	29,865,000	27,774,450
6.25% 5/15/26	6,530,000	6,473,973
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.:
4.25% 2/1/27 (c)	1,160,000	1,066,272
4.75% 6/15/29 (c)	5,290,000	4,745,553
OneMain Finance Corp.:
3.5% 1/15/27	5,870,000	5,156,912
3.875% 9/15/28	8,468,000	7,197,800
7.125% 3/15/26	8,425,000	8,530,313
		75,729,417
Diversified Media - 0.8%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (c)	10,015,000	9,101,131
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 7/15/29 (c)	2,095,000	1,979,880
5.625% 10/1/28 (c)	4,408,000	4,271,484
5.875% 10/1/30 (c)	330,000	316,483
Terrier Media Buyer, Inc. 8.875% 12/15/27 (c)	5,475,000	5,351,210
		21,020,188
Energy - 13.9%
Apache Corp. 4.25% 1/15/30	1,575,000	1,463,270
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (c)	5,700,000	5,187,000
Cheniere Energy, Inc. 4.625% 10/15/28	5,635,000	5,451,863
Citgo Petroleum Corp.:
6.375% 6/15/26 (c)	9,630,000	9,570,294
7% 6/15/25 (c)	10,535,000	10,462,625
Colgate Energy Partners III LLC 5.875% 7/1/29 (c)	5,775,000	5,717,250
Comstock Resources, Inc.:
5.875% 1/15/30 (c)	5,625,000	5,412,994
6.75% 3/1/29 (c)	5,765,000	5,829,453
7.5% 5/15/25 (c)	1,530,000	1,561,365
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (c)	16,735,000	16,295,706
5.75% 4/1/25	6,230,000	6,155,676
6% 2/1/29 (c)	12,745,000	12,396,552
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29 (c)	2,495,000	2,441,633
5.625% 10/15/25 (c)	395,000	395,000
CVR Energy, Inc.:
5.25% 2/15/25 (c)	7,615,000	7,366,751
5.75% 2/15/28 (c)	9,980,000	9,354,054
Delek Logistics Partners LP 7.125% 6/1/28 (c)	6,695,000	6,399,483
DT Midstream, Inc. 4.125% 6/15/29 (c)	3,490,000	3,175,900
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (c)	95,000	95,245
EnLink Midstream LLC 5.625% 1/15/28 (c)	1,365,000	1,352,578
EQM Midstream Partners LP 6.5% 7/1/27 (c)	3,000,000	3,030,000
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29	3,605,000	3,515,100
Harvest Midstream I LP 7.5% 9/1/28 (c)	6,200,000	6,290,892
Hess Midstream Partners LP:
4.25% 2/15/30 (c)	1,330,000	1,219,996
5.125% 6/15/28 (c)	3,150,000	3,047,625
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 2/1/29 (c)	1,575,000	1,543,500
6.25% 11/1/28 (c)	1,575,000	1,568,149
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28 (c)	5,170,000	4,918,790
6.375% 4/15/27 (c)	2,290,000	2,335,800
MEG Energy Corp.:
5.875% 2/1/29 (c)	1,730,000	1,693,445
7.125% 2/1/27 (c)	2,115,000	2,147,783
New Fortress Energy, Inc.:
6.5% 9/30/26 (c)	27,595,000	26,706,993
6.75% 9/15/25 (c)	21,725,000	21,358,717
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	12,845,000	12,101,082
NGL Energy Partners LP/NGL Energy Finance Corp. 7.5% 11/1/23	4,635,000	4,298,963
Occidental Petroleum Corp.:
6.125% 1/1/31	6,450,000	6,779,337
6.45% 9/15/36	2,805,000	3,043,425
6.625% 9/1/30	4,400,000	4,768,500
7.5% 5/1/31	8,755,000	9,980,700
7.875% 9/15/31	945,000	1,104,875
8.875% 7/15/30	3,970,000	4,768,327
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (c)	17,900,000	18,526,500
Rockies Express Pipeline LLC:
4.8% 5/15/30 (c)	2,185,000	2,001,340
4.95% 7/15/29 (c)	3,620,000	3,388,429
6.875% 4/15/40 (c)	1,330,000	1,263,500
SM Energy Co.:
5.625% 6/1/25	4,245,000	4,149,488
6.5% 7/15/28	4,095,000	4,037,056
6.75% 9/15/26	1,235,000	1,228,776
Southwestern Energy Co. 4.75% 2/1/32	3,505,000	3,314,433
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	2,835,000	2,549,317
5.875% 3/15/28	2,780,000	2,738,300
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (c)	2,010,000	1,836,638
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (c)	6,980,000	6,506,477
6% 3/1/27 (c)	17,974,000	17,255,040
6% 12/31/30 (c)	7,565,000	6,997,625
6% 9/1/31 (c)	5,465,000	4,986,813
7.5% 10/1/25 (c)	905,000	923,571
Transocean Guardian Ltd. 5.875% 1/15/24 (c)	2,874,323	2,751,187
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (c)	530,999	534,982
Transocean Pontus Ltd. 6.125% 8/1/25 (c)	1,457,550	1,431,970
Transocean Poseidon Ltd. 6.875% 2/1/27 (c)	2,221,875	2,137,933
Transocean Proteus Ltd. 6.25% 12/1/24 (c)	655,000	643,538
Transocean Sentry Ltd. 5.375% 5/15/23 (c)	3,411,785	3,309,432
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (c)	5,495,000	5,014,188
4.125% 8/15/31 (c)	5,440,000	4,936,800
		344,770,024
Environmental - 0.8%
Madison IAQ LLC:
4.125% 6/30/28 (c)	6,950,000	6,098,625
5.875% 6/30/29 (c)	12,150,000	9,902,250
Stericycle, Inc.:
3.875% 1/15/29 (c)	4,405,000	3,884,549
5.375% 7/15/24 (c)	990,000	986,594
		20,872,018
Food & Drug Retail - 0.9%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (c)	13,250,000	11,161,800
4.875% 2/15/30 (c)	5,310,000	4,805,842
Emergent BioSolutions, Inc. 3.875% 8/15/28 (c)	5,975,000	5,071,281
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (c)	1,170,000	1,027,693
		22,066,616
Food/Beverage/Tobacco - 2.2%
C&S Group Enterprises LLC 5% 12/15/28 (c)	9,850,000	8,384,813
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (c)	3,255,000	3,214,313
6.5% 4/15/29 (c)	2,260,000	2,339,100
Lamb Weston Holdings, Inc. 4.125% 1/31/30 (c)	6,895,000	6,152,960
Performance Food Group, Inc. 5.5% 10/15/27 (c)	4,540,000	4,405,730
Post Holdings, Inc.:
4.625% 4/15/30 (c)	3,035,000	2,594,925
5.5% 12/15/29 (c)	4,555,000	4,145,050
Primo Water Holdings, Inc. 4.375% 4/30/29 (c)	6,145,000	5,348,700
TreeHouse Foods, Inc. 4% 9/1/28	3,405,000	2,774,462
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)	12,745,000	10,549,546
U.S. Foods, Inc.:
4.625% 6/1/30 (c)	1,725,000	1,543,875
4.75% 2/15/29 (c)	3,695,000	3,413,072
		54,866,546
Gaming - 2.6%
Affinity Gaming LLC 6.875% 12/15/27 (c)	6,430,000	6,022,595
Caesars Entertainment, Inc.:
4.625% 10/15/29 (c)	4,920,000	4,218,900
8.125% 7/1/27 (c)	14,480,000	15,131,600
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% 1/15/30 (c)	6,725,000	5,817,932
Golden Entertainment, Inc. 7.625% 4/15/26 (c)	6,865,000	7,019,463
Jacobs Entertainment, Inc. 6.75% 2/15/29 (c)	2,000,000	1,959,400
Melco Resorts Finance Ltd.:
5.375% 12/4/29 (c)	2,645,000	2,116,555
5.75% 7/21/28 (c)	4,030,000	3,346,915
MGM Resorts International:
4.75% 10/15/28	175,000	160,746
5.5% 4/15/27	175,000	169,157
Premier Entertainment Sub LLC:
5.625% 9/1/29 (c)	5,710,000	4,568,000
5.875% 9/1/31 (c)	2,720,000	2,142,000
Station Casinos LLC 4.5% 2/15/28 (c)	390,000	353,993
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (c)	4,020,000	3,697,073
Wynn Macau Ltd.:
4.875% 10/1/24 (c)	3,890,000	3,476,688
5.5% 10/1/27 (c)	3,425,000	2,791,375
5.625% 8/26/28 (c)	2,425,000	1,949,094
		64,941,486
Healthcare - 7.9%
180 Medical, Inc. 3.875% 10/15/29 (c)	5,380,000	4,788,200
AMN Healthcare 4% 4/15/29 (c)	6,270,000	5,674,350
Avantor Funding, Inc.:
3.875% 11/1/29 (c)	6,810,000	6,110,136
4.625% 7/15/28 (c)	775,000	737,250
Bausch Health Companies, Inc.:
5% 1/30/28 (c)	6,840,000	5,045,663
7% 1/15/28 (c)	6,510,000	5,370,750
Cano Health, Inc. 6.25% 10/1/28 (c)	5,760,000	5,313,600
Catalent Pharma Solutions 3.5% 4/1/30 (c)	6,945,000	6,040,830
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (c)	2,300,000	2,081,500
4.25% 5/1/28 (c)	635,000	606,127
Community Health Systems, Inc.:
4.75% 2/15/31 (c)	5,180,000	4,390,050
5.25% 5/15/30 (c)	6,585,000	5,772,740
5.625% 3/15/27 (c)	10,440,000	9,951,852
6% 1/15/29 (c)	5,620,000	5,311,968
6.125% 4/1/30 (c)	5,790,000	4,762,275
6.875% 4/15/29 (c)	5,670,000	4,972,703
8% 3/15/26 (c)	5,185,000	5,360,253
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (c)	3,610,000	3,267,050
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (c)	6,520,000	5,672,400
Embecta Corp. 5% 2/15/30 (c)	2,280,000	2,057,700
Grifols Escrow Issuer SA 4.75% 10/15/28 (c)	6,530,000	5,958,625
HealthEquity, Inc. 4.5% 10/1/29 (c)	2,200,000	2,010,250
Hologic, Inc.:
3.25% 2/15/29 (c)	3,095,000	2,757,227
4.625% 2/1/28 (c)	125,000	122,265
Jazz Securities DAC 4.375% 1/15/29 (c)	9,310,000	8,576,838
MEDNAX, Inc. 5.375% 2/15/30 (c)	3,755,000	3,498,721
Minerva Merger Sub, Inc. 6.5% 2/15/30 (c)	9,645,000	8,877,644
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (c)	1,910,000	1,671,250
Molina Healthcare, Inc. 3.875% 11/15/30 (c)	2,385,000	2,151,246
Option Care Health, Inc. 4.375% 10/31/29 (c)	5,750,000	5,169,078
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (c)	10,940,000	10,177,482
5.125% 4/30/31 (c)	795,000	718,481
Owens & Minor, Inc. 4.5% 3/31/29 (c)	215,000	193,408
Radiology Partners, Inc. 9.25% 2/1/28 (c)	5,510,000	5,234,500
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	6,140,000	5,710,200
Teleflex, Inc. 4.25% 6/1/28 (c)	1,275,000	1,201,688
Tenet Healthcare Corp.:
4.25% 6/1/29 (c)	6,525,000	5,895,272
4.375% 1/15/30 (c)	3,835,000	3,489,351
4.625% 6/15/28 (c)	13,120,000	12,365,600
6.125% 10/1/28 (c)	10,070,000	9,666,697
6.25% 2/1/27 (c)	2,405,000	2,386,963
Valeant Pharmaceuticals International, Inc. 8.5% 1/31/27 (c)	4,940,000	4,674,574
Vizient, Inc. 6.25% 5/15/27 (c)	665,000	686,613
		196,481,370
Homebuilders/Real Estate - 3.7%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (c)	2,060,000	1,733,377
Howard Hughes Corp.:
4.125% 2/1/29 (c)	2,570,000	2,313,986
4.375% 2/1/31 (c)	2,570,000	2,285,809
Kennedy-Wilson, Inc. 4.75% 2/1/30	6,055,000	5,464,638
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	9,640,000	9,249,676
Railworks Holdings LP 8.25% 11/15/28 (c)	6,020,000	5,974,850
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (c)	7,635,000	6,384,769
TopBuild Corp. 4.125% 2/15/32 (c)	5,805,000	5,001,336
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (c)	15,260,000	13,619,550
6.5% 2/15/29 (c)	45,165,000	38,973,330
		91,001,321
Hotels - 0.5%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (c)	5,720,000	4,844,096
3.75% 5/1/29 (c)	1,010,000	915,080
4% 5/1/31 (c)	3,390,000	3,031,847
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (c)	2,965,000	2,763,499
		11,554,522
Insurance - 1.1%
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (c)	6,690,000	6,178,550
6.75% 10/15/27 (c)	14,510,000	13,721,091
AmWINS Group, Inc. 4.875% 6/30/29 (c)	6,035,000	5,524,017
AssuredPartners, Inc. 5.625% 1/15/29 (c)	2,915,000	2,563,626
		27,987,284
Leisure - 2.9%
Carnival Corp.:
4% 8/1/28 (c)	6,005,000	5,412,006
5.75% 3/1/27 (c)	10,035,000	9,086,843
6% 5/1/29 (c)	7,340,000	6,587,650
6.65% 1/15/28	720,000	666,000
7.625% 3/1/26 (c)	12,780,000	12,524,400
MajorDrive Holdings IV LLC 6.375% 6/1/29 (c)	295,000	233,788
NCL Corp. Ltd.:
3.625% 12/15/24 (c)	6,645,000	6,179,850
5.875% 3/15/26 (c)	1,585,000	1,464,239
7.75% 2/15/29 (c)	4,040,000	3,918,800
NCL Finance Ltd. 6.125% 3/15/28 (c)	1,390,000	1,251,000
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (c)	5,935,000	5,363,756
5.375% 7/15/27 (c)	2,775,000	2,550,072
5.5% 8/31/26 (c)	6,970,000	6,494,611
5.5% 4/1/28 (c)	7,685,000	7,012,563
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (c)	1,545,000	1,363,463
Voc Escrow Ltd. 5% 2/15/28 (c)	3,205,000	2,892,513
		73,001,554
Metals/Mining - 0.9%
Eldorado Gold Corp. 6.25% 9/1/29 (c)	125,000	120,000
ERO Copper Corp. 6.5% 2/15/30 (c)	9,020,000	8,093,736
First Quantum Minerals Ltd. 6.875% 10/15/27 (c)	5,885,000	5,860,357
HudBay Minerals, Inc. 4.5% 4/1/26 (c)	1,485,000	1,372,964
Mineral Resources Ltd. 8.5% 5/1/30 (c)	2,310,000	2,281,125
PMHC II, Inc. 9% 2/15/30 (c)	4,255,000	3,425,275
		21,153,457
Paper - 0.7%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 4% 9/1/29 (c)	2,040,000	1,748,341
Clydesdale Acquisition Holdings, Inc. 6.625% 4/15/29 (c)	1,405,000	1,401,488
Glatfelter Corp. 4.75% 11/15/29 (c)	2,885,000	2,308,000
Intertape Polymer Group, Inc. 4.375% 6/15/29 (c)	5,980,000	6,152,702
SPA Holdings 3 OY 4.875% 2/4/28 (c)	7,020,000	6,192,334
		17,802,865
Publishing/Printing - 0.1%
News Corp. 5.125% 2/15/32 (c)	3,130,000	2,989,150
Railroad - 0.3%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (c)	8,360,000	7,482,200
Restaurants - 0.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (c)	4,170,000	3,564,725
Yum! Brands, Inc. 4.625% 1/31/32	6,005,000	5,457,044
		9,021,769
Services - 4.9%
ADT Corp. 4.125% 8/1/29 (c)	865,000	734,411
Adtalem Global Education, Inc. 5.5% 3/1/28 (c)	8,649,000	7,940,863
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (c)	4,135,000	3,421,713
APX Group, Inc. 6.75% 2/15/27 (c)	2,660,000	2,636,725
Aramark Services, Inc. 5% 2/1/28 (c)	760,000	708,738
ASGN, Inc. 4.625% 5/15/28 (c)	3,260,000	3,028,540
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp. 4.625% 6/1/28 (c)	4,860,000	4,264,650
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (c)	6,105,000	5,623,682
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (c)	12,680,000	11,316,900
CoreCivic, Inc.:
4.75% 10/15/27	5,490,000	4,884,813
8.25% 4/15/26	19,598,000	20,131,458
Fair Isaac Corp. 4% 6/15/28 (c)	4,295,000	3,923,998
Gartner, Inc.:
3.625% 6/15/29 (c)	2,145,000	1,919,775
3.75% 10/1/30 (c)	2,845,000	2,537,171
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	9,310,000	9,284,863
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (c)	6,135,000	5,757,391
PowerTeam Services LLC 9.033% 12/4/25 (c)	1,215,000	1,149,931
Prime Securities Services Borrower LLC/Prime Finance, Inc.:
3.375% 8/31/27 (c)	175,000	149,361
5.75% 4/15/26 (c)	175,000	167,781
Service Corp. International:
4% 5/15/31	4,375,000	3,937,500
5.125% 6/1/29	4,160,000	4,103,540
Sotheby's 7.375% 10/15/27 (c)	8,105,000	7,991,935
The GEO Group, Inc. 6% 4/15/26	3,300,000	2,663,100
TriNet Group, Inc. 3.5% 3/1/29 (c)	6,635,000	6,012,969
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)	8,220,000	7,993,950
		122,285,758
Steel - 0.4%
Commercial Metals Co. 4.125% 1/15/30	3,495,000	3,180,450
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (c)	6,370,000	5,733,000
		8,913,450
Super Retail - 1.6%
Bath & Body Works, Inc.:
5.25% 2/1/28	825,000	792,000
6.625% 10/1/30 (c)	475,000	472,437
6.694% 1/15/27	2,550,000	2,626,704
Carvana Co.:
4.875% 9/1/29 (c)	2,755,000	2,010,599
5.5% 4/15/27 (c)	4,650,000	3,721,163
5.625% 10/1/25 (c)	5,105,000	4,421,236
5.875% 10/1/28 (c)	1,165,000	925,925
EG Global Finance PLC:
6.75% 2/7/25 (c)	5,980,000	5,812,261
8.5% 10/30/25 (c)	5,425,000	5,425,000
LBM Acquisition LLC 6.25% 1/15/29 (c)	2,405,000	1,957,069
Levi Strauss & Co. 3.5% 3/1/31 (c)	4,995,000	4,320,675
The William Carter Co. 5.625% 3/15/27 (c)	2,315,000	2,306,782
Wolverine World Wide, Inc. 4% 8/15/29 (c)	6,606,000	5,614,043
		40,405,894
Technology - 5.9%
Acuris Finance U.S. 5% 5/1/28 (c)	10,565,000	9,666,975
Arches Buyer, Inc.:
4.25% 6/1/28 (c)	6,120,000	5,439,028
6.125% 12/1/28 (c)	6,360,000	5,533,200
Black Knight InfoServ LLC 3.625% 9/1/28 (c)	5,665,000	5,254,004
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (c)	3,040,000	2,705,600
4.875% 7/1/29 (c)	2,880,000	2,538,086
CommScope, Inc.:
4.75% 9/1/29 (c)	2,985,000	2,495,729
6% 3/1/26 (c)	6,745,000	6,361,884
7.125% 7/1/28 (c)	5,270,000	4,202,825
8.25% 3/1/27 (c)	1,610,000	1,368,500
Elastic NV 4.125% 7/15/29 (c)	6,818,000	6,102,110
Entegris Escrow Corp. 4.75% 4/15/29 (c)	4,020,000	3,874,315
Gartner, Inc. 4.5% 7/1/28 (c)	3,750,000	3,594,058
II-VI, Inc. 5% 12/15/29 (c)	7,865,000	7,373,438
ION Trading Technologies Ltd. 5.75% 5/15/28 (c)	6,795,000	6,361,819
MicroStrategy, Inc. 6.125% 6/15/28 (c)	4,965,000	4,548,784
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)	6,515,000	6,677,875
onsemi 3.875% 9/1/28 (c)	305,000	282,950
Open Text Corp.:
3.875% 2/15/28 (c)	3,350,000	3,051,125
3.875% 12/1/29 (c)	905,000	804,237
Rackspace Hosting, Inc.:
3.5% 2/15/28 (c)	5,935,000	5,133,003
5.375% 12/1/28 (c)	32,245,000	26,270,969
Roblox Corp. 3.875% 5/1/30 (c)	3,335,000	2,868,100
Sensata Technologies BV 4% 4/15/29 (c)	3,060,000	2,727,883
TTM Technologies, Inc. 4% 3/1/29 (c)	11,365,000	9,944,375
Twilio, Inc. 3.875% 3/15/31	2,550,000	2,191,649
Uber Technologies, Inc. 8% 11/1/26 (c)	7,615,000	7,976,713
		145,349,234
Telecommunications - 8.9%
Altice Financing SA:
5% 1/15/28 (c)	11,615,000	9,695,389
5.75% 8/15/29 (c)	16,870,000	14,213,144
Altice France Holding SA 6% 2/15/28 (c)	10,695,000	8,836,744
Altice France SA:
5.125% 1/15/29 (c)	10,120,000	8,587,680
5.125% 7/15/29 (c)	8,025,000	6,793,644
5.5% 1/15/28 (c)	7,575,000	6,675,469
5.5% 10/15/29 (c)	6,650,000	5,669,125
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)	34,547,000	33,424,223
Cablevision Lightpath LLC:
3.875% 9/15/27 (c)	2,555,000	2,246,816
5.625% 9/15/28 (c)	5,730,000	4,909,922
Consolidated Communications, Inc. 5% 10/1/28 (c)	2,005,000	1,638,486
Frontier Communications Holdings LLC:
5% 5/1/28 (c)	8,745,000	7,980,206
5.875% 10/15/27 (c)	8,250,000	7,899,375
5.875% 11/1/29	6,275,000	5,447,484
6% 1/15/30 (c)	4,935,000	4,293,894
6.75% 5/1/29 (c)	6,110,000	5,505,721
Intelsat Jackson Holdings SA 6.5% 3/15/30 (c)	5,565,000	5,239,392
Level 3 Financing, Inc.:
3.625% 1/15/29 (c)	4,705,000	3,818,390
4.25% 7/1/28 (c)	7,640,000	6,455,800
4.625% 9/15/27 (c)	5,620,000	5,050,975
Lumen Technologies, Inc.:
4.5% 1/15/29 (c)	12,120,000	9,576,618
5.125% 12/15/26 (c)	6,460,000	5,814,000
Millicom International Cellular SA:
4.5% 4/27/31 (c)	455,000	392,153
5.125% 1/15/28 (c)	247,500	234,011
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6% 2/15/28 (c)	1,235,000	1,033,325
Sable International Finance Ltd. 5.75% 9/7/27 (c)	130,000	128,010
SBA Communications Corp. 3.125% 2/1/29	3,520,000	3,019,280
Telecom Italia Capital SA:
6% 9/30/34	2,740,000	2,393,280
7.2% 7/18/36	3,910,000	3,527,070
7.721% 6/4/38	850,000	797,938
Uniti Group, Inc. 6% 1/15/30 (c)	9,245,000	7,709,822
Virgin Media Secured Finance PLC 4.5% 8/15/30 (c)	7,435,000	6,452,539
VMED O2 UK Financing I PLC 4.25% 1/31/31 (c)	6,595,000	5,572,313
Windstream Escrow LLC 7.75% 8/15/28 (c)	14,415,000	13,730,288
Zayo Group Holdings, Inc.:
4% 3/1/27 (c)	3,320,000	2,888,400
6.125% 3/1/28 (c)	3,695,000	3,094,563
		220,745,489
Textiles/Apparel - 0.3%
Foot Locker, Inc. 4% 10/1/29 (c)	8,585,000	7,147,013
Kontoor Brands, Inc. 4.125% 11/15/29 (c)	1,230,000	1,067,025
		8,214,038
Transportation Ex Air/Rail - 0.5%
Golar LNG Ltd. 7% 10/20/25 (c)	2,910,000	2,906,908
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (c)	2,085,000	1,949,475
Seaspan Corp. 5.5% 8/1/29 (c)	8,800,000	7,766,000
		12,622,383
Utilities - 3.0%
Clearway Energy Operating LLC:
3.75% 2/15/31 (c)	2,655,000	2,283,300
4.75% 3/15/28 (c)	1,280,000	1,209,600
Global Partners LP/GLP Finance Corp. 7% 8/1/27	3,770,000	3,685,175
InterGen NV 7% 6/30/23 (c)	13,335,000	13,001,625
NRG Energy, Inc.:
3.375% 2/15/29 (c)	2,565,000	2,173,838
3.625% 2/15/31 (c)	120,000	99,900
5.25% 6/15/29 (c)	2,640,000	2,486,537
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (c)	4,806,382	4,914,525
PG&E Corp.:
5% 7/1/28	8,410,000	7,738,798
5.25% 7/1/30	11,955,000	10,864,584
Pike Corp. 5.5% 9/1/28 (c)	18,085,000	16,412,138
Vistra Operations Co. LLC:
5% 7/31/27 (c)	5,895,000	5,614,988
5.625% 2/15/27 (c)	4,450,000	4,383,250
		74,868,258

TOTAL NONCONVERTIBLE BONDS		2,079,817,667

TOTAL CORPORATE BONDS
(Cost $2,333,580,420)		2,117,992,607
	Shares	Value

Common Stocks - 2.7%
Cable/Satellite TV - 0.1%
Altice U.S.A., Inc. Class A (d)	224,406	2,082,488
Energy - 1.3%
California Resources Corp. warrants 10/27/24 (d)	4,491	53,780
Jonah Energy Parent LLC (b)(d)	203,925	13,750,663
Mesquite Energy, Inc. (b)(d)	204,784	11,418,756
New Fortress Energy, Inc.	107,605	4,172,922
Pioneer Natural Resources Co.	9,600	2,231,712

TOTAL ENERGY		31,627,833

Food & Drug Retail - 1.1%
Southeastern Grocers, Inc. (a)(b)(d)	1,184,833	27,867,272
Gaming - 0.1%
Caesars Entertainment, Inc. (d)	45,314	3,003,412
Telecommunications - 0.0%
GTT Communications, Inc. rights (b)(d)	366,387	366,387
Utilities - 0.1%
EQT Corp.	67,100	2,667,225
TOTAL COMMON STOCKS
(Cost $55,981,755)		67,614,617

Investment Companies - 2.5%
iShares Broad USD High Yield Corporate Bond ETF (e)
(Cost $62,803,711)	1,651,000	61,153,012
	Principal Amount	Value

Bank Loan Obligations - 3.7%
Broadcasting - 0.3%
Diamond Sports Group LLC:
1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 8.000% 9% 5/25/26 (f)(g)(h)	4,625,350	4,693,991
2LN, term loan 3 month U.S. LIBOR + 3.250% 3.6555% 8/24/26 (f)(g)(h)	11,003,290	3,644,840

TOTAL BROADCASTING		8,338,831

Building Materials - 0.2%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (f)(g)(h)	4,658,822	3,866,822
Chemicals - 0.4%
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.0287% 5/7/25 (b)(f)(g)(h)	5,481,167	5,357,841
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.8125% 11/9/28 (f)(g)(h)	4,719,263	4,621,338

TOTAL CHEMICALS		9,979,179

Consumer Products - 0.1%
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.256% 4/15/28 (f)(g)(h)	3,454,286	3,142,329
Energy - 0.4%
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.006% 2/6/25 (f)(g)(h)	5,794,879	5,664,494
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.006% 2/6/25 (f)(g)(h)	3,977,165	3,887,679
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(g)(h)(i)	3,800,000	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(g)(h)(i)	1,620,000	0

TOTAL ENERGY		9,552,173

Gaming - 0.0%
Fertitta Entertainment LLC NV Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.000% 4.7004% 1/27/29 (f)(g)(h)	630,000	626,667
Healthcare - 0.1%
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.006% 12/13/26 (f)(g)(h)	243,759	242,999
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.006% 10/1/27 (f)(g)(h)	715,000	711,875
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.5% 6/13/26 (f)(g)(h)	3,257,586	2,874,820

TOTAL HEALTHCARE		3,829,694

Insurance - 0.3%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2132% 4/25/25 (f)(g)(h)	7,045,941	6,949,059
Leisure - 0.5%
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.5983% 7/21/28 (f)(g)(h)	13,229,588	12,857,572
Paper - 0.1%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME TERM SOFR 1 MONTH INDEX + 4.250% 4.7834% 3/30/29 (f)(g)(h)	1,770,000	1,745,450
Services - 0.3%
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 6.25% 12/10/29 (f)(g)(h)	425,000	419,156
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.2637% 12/10/28 (f)(g)(h)	4,749,263	4,687,332
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.3964% 6/21/24 (f)(g)(h)	1,632,693	1,548,087
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (f)(g)(h)	551,537	546,479

TOTAL SERVICES		7,201,054

Super Retail - 0.2%
LBM Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (f)(g)(h)	5,240,109	4,934,453
Technology - 0.1%
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.0137% 4/4/26 (f)(g)(h)	3,419,209	3,283,296
Telecommunications - 0.6%
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.25% 5/31/25 (f)(g)(h)	13,526,933	10,967,232
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.3013% 4/30/27 (f)(g)(h)	3,393,750	3,335,785

TOTAL TELECOMMUNICATIONS		14,303,017

Utilities - 0.1%
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.8125% 6/23/25 (f)(g)(h)	1,708,213	1,683,666
TOTAL BANK LOAN OBLIGATIONS
(Cost $97,644,247)		92,293,262
	Shares	Value

Other - 0.2%
Other - 0.2%
Fidelity Direct Lending Fund, LP (a)(j)
(Cost $5,432,650)	543,233	5,437,758

Money Market Funds - 7.3%
Fidelity Cash Central Fund 0.32%(k)	119,241,557	119,265,405
Fidelity Securities Lending Cash Central Fund 0.32% (k)(l)	63,222,228	63,228,550
TOTAL MONEY MARKET FUNDS
(Cost $182,493,955)		182,493,955
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $2,737,936,738)		2,526,985,211
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(45,619,802)
NET ASSETS - 100%		$2,481,365,409

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $54,561,608 or 2.2% of net assets.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,769,402,493 or 71.3% of net assets.

 (d) Non-income producing

 (e) Security or a portion of the security is on loan at period end.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (i) Non-income producing - Security is in default.

 (j) Affiliated Fund

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fidelity Direct Lending Fund, LP	12/9/21 - 4/29/22	$5,432,650
Mesquite Energy, Inc. 15% 7/15/23	6/25/21 - 4/1/22	$6,243,973
Mesquite Energy, Inc. 15% 7/15/23	6/25/21 - 4/1/22	$9,777,984
Southeastern Grocers, Inc.	6/25/21 - 4/1/22	$22,540,546

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.32%	$--	$2,269,924,883	$2,150,659,478	$91,620	$--	$--	$119,265,405	0.2%
Fidelity Securities Lending Cash Central Fund 0.32%	--	249,964,016	186,735,466	107,372	--	--	63,228,550	0.2%
Total	$--	$2,519,888,899	$2,337,394,944	$198,992	$--	$--	$182,493,955

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Direct Lending Fund, LP	$--	$5,432,650	$--	$90,984	$--	$5,108	$5,437,758
Total	$--	$5,432,650	$--	$90,984	$--	$5,108	$5,437,758

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Direct Lending Fund, LP as presented in the Schedule of Investments. Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,082,488	$2,082,488	$--	$--
Consumer Discretionary	3,003,412	3,003,412	--	--
Consumer Staples	27,867,272	--	--	27,867,272
Energy	34,295,058	9,125,639	--	25,169,419
Information Technology	366,387	--	--	366,387
Corporate Bonds	2,117,992,607	--	2,096,736,029	21,256,578
Investment Companies	61,153,012	61,153,012	--	--
Bank Loan Obligations	92,293,262	--	86,935,421	5,357,841
Money Market Funds	182,493,955	182,493,955	--	--
Total Investments in Securities:	$2,521,547,453	$257,858,506	$2,183,671,450	$80,017,497

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	5,326,726
Cost of Purchases	22,540,546
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$27,867,272
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2022	$5,326,726
Equities - Energy
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	7,712,099
Cost of Purchases	17,457,320
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$25,169,419
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2022	$7,712,099
Other Investments in Securities
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	27,252
Net Unrealized Gain (Loss) on Investment Securities	5,241,489
Cost of Purchases	25,978,740
Proceeds of Sales	(4,316,933)
Amortization/Accretion	50,258
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$26,980,806
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2022	$5,241,489

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2022
Assets
Investment in securities, at value (including securities loaned of $60,830,792) — See accompanying schedule: Unaffiliated issuers (cost $2,550,010,133)	$2,339,053,498
Fidelity Central Funds (cost $182,493,955)	182,493,955
Other affiliated issuers (cost $5,432,650)	5,437,758
Total Investment in Securities (cost $2,737,936,738)		$2,526,985,211
Cash		4,583
Receivable for investments sold		3,358,885
Receivable for fund shares sold		2,162,518
Dividends receivable		22,304
Interest receivable		34,135,720
Distributions receivable from Fidelity Central Funds		42,107
Prepaid expenses		180
Total assets		2,566,711,508
Liabilities
Payable for investments purchased	$19,546,328
Payable for fund shares redeemed	1,322,612
Distributions payable	16,456
Accrued management fee	1,159,988
Other payables and accrued expenses	72,165
Collateral on securities loaned	63,228,550
Total liabilities		85,346,099
Net Assets		$2,481,365,409
Net Assets consist of:
Paid in capital		$2,750,608,609
Total accumulated earnings (loss)		(269,243,200)
Net Assets		$2,481,365,409
Net Asset Value, offering price and redemption price per share ($2,481,365,409 ÷ 271,079,229 shares)		$9.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 13, 2021 (commencement of operations) through April 30, 2022
Investment Income
Dividends (including $90,984 earned from other affiliated issuers)		$3,348,162
Interest		124,433,189
Income from Fidelity Central Funds (including $107,372 from security lending)		198,992
Total income		127,980,343
Expenses
Management fee	$14,994,993
Custodian fees and expenses	20,622
Independent trustees' fees and expenses	7,909
Registration fees	952,059
Audit	82,421
Legal	413,705
Interest	829
Miscellaneous	4,971
Total expenses before reductions	16,477,509
Expense reductions	(28,415)
Total expenses after reductions		16,449,094
Net investment income (loss)		111,531,249
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(57,116,764)
Total net realized gain (loss)		(57,116,764)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(210,956,635)
Affiliated issuers	5,108
Total change in net unrealized appreciation (depreciation)		(210,951,527)
Net gain (loss)		(268,068,291)
Net increase (decrease) in net assets resulting from operations		$(156,537,042)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 13, 2021 (commencement of operations) through April 30, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$111,531,249
Net realized gain (loss)	(57,116,764)
Change in net unrealized appreciation (depreciation)	(210,951,527)
Net increase (decrease) in net assets resulting from operations	(156,537,042)
Distributions to shareholders	(112,706,158)
Share transactions
Proceeds from sales of shares	5,413,238,176
Reinvestment of distributions	112,444,143
Cost of shares redeemed	(2,775,073,710)
Net increase (decrease) in net assets resulting from share transactions	2,750,608,609
Total increase (decrease) in net assets	2,481,365,409
Net Assets
Beginning of period	–
End of period	$2,481,365,409
Other Information
Shares
Sold	543,016,881
Issued in reinvestment of distributions	11,438,350
Redeemed	(283,376,002)
Net increase (decrease)	271,079,229

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI High Income Fund

Years ended April 30,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.388
Net realized and unrealized gain (loss)	(.879)
Total from investment operations	(.491)
Distributions from net investment income	(.345)
Distributions from net realized gain	(.014)
Total distributions	(.359)
Net asset value, end of period	$9.15
Total ReturnD,E	(5.10)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.60%H
Expenses net of fee waivers, if any	.60%H
Expenses net of all reductions	.60%H
Net investment income (loss)	4.06%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,481,365
Portfolio turnover rateI	59%H,J

 A For the period May 13, 2021 (commencement of operations) through April 30, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2022

1. Organization.

Fidelity SAI High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Investment in Fidelity Direct Lending Fund, LP.

The Fund invests in Fidelity Direct Lending Fund, LP, which is a limited partnership available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's limited partnership interest is not registered under the Securities Act of 1933, and is subject to substantial restrictions on transfer. The Fund has no redemption rights under the partnership agreement. There will be no trading market for the partnership interest, and the Fund most likely will hold its shares until Fidelity Direct Lending Fund, LP converts by operation of law to a Delaware corporation, trust, or other limited liability entity and (i) registers as a closed-end management investment company under the 1940 Act or (ii) elects to be treated as a business development company under the 1940 Act.

Based on its investment objective, Fidelity Direct Lending Fund, LP may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Direct Lending Fund, LP and thus a decline in the value of the Fund. The Fidelity Direct Lending Fund, LP intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Direct Lending Fund, LP as an investment as of period end, but does not include the underlying holdings of Fidelity Direct Lending Fund, LP. Fidelity Direct Lending Fund, LP represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Direct Lending Fund, LP, which commenced operations on December 8, 2021. The annual expense ratio for Fidelity Direct Lending Fund, LP is estimated to be a maximum of .20%.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$53,403,078	Market approach	Liquidation preference	$1.00	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6 - 3.8 / 3.2	Increase
			Book value multiple	1.0	Increase
			Discount rate	10.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Comparable sales - land ($/Acre)	$5,500.00 - $6,000.00 / $5,773.16	Increase
			Daily production multiple ($/Million cubic feet per day)	$2,500.00	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$17,500.00	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	8.9%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth rate	1.5%	Increase
Corporate Bonds	$21,256,578	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.6	Increase
			Book value multiple	1.0	Increase
			Discount rate	10.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Comparable sales - land ($/Acre)	$5,500.00	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$17,500.00	Increase
Bank Loan Obligations	$5,357,841	Indicative market price	Evaluated bid	$97.75	Increase
		Recovery value	Recovery value	$0.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,962,279
Gross unrealized depreciation	(229,578,129)
Net unrealized appreciation (depreciation)	$(208,615,850)
Tax Cost	$2,735,601,061

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,003,231
Net unrealized appreciation (depreciation) on securities and other investments	$(208,615,850)

The Fund intends to elect to defer to its next fiscal year $61,630,581 of capital losses recognized during the period November 1, 2021 to April 30, 2022.

The tax character of distributions paid was as follows:

April 30, 2022(a)
Ordinary Income	$112,706,158

 (a) For the period May 13, 2021 (commencement of operations) through April 30th, 2022.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity SAI High Income Fund	Fidelity Direct Lending Fund, LP	$14,567,350

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI High Income Fund	1,419,607,739	2,845,432,631

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .55% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI High Income Fund	$103

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI High Income Fund	Borrower	$6,702,929.32%		$829

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI High Income Fund	7,495	–	–

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity SAI High Income Fund	418,596,053	4,188,784,329

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI High Income Fund	$151

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI High Income Fund	$11,735	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $443.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $27,972.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity SAI High Income Fund	18%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity SAI High Income Fund

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 13, 2021 (commencement of operations) through April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period May 13, 2021 (commencement of operations) through April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 324 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2021 to April 30, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period-B November 1, 2021 to April 30, 2022
Fidelity SAI High Income Fund	.58%
Actual		$1,000.00	$935.10	$2.78
Hypothetical-C		$1,000.00	$1,021.92	$2.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $67,660,356 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SAH-ANN-0622
1.9901441.100

Item 2.

Code of Ethics

As of the end of the period, April 30, 2022, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series High Income Fund, Fidelity Short Duration High Income Fund and Fidelity Women’s Leadership Fund (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$52,300	$-	$9,300	$1,200
Fidelity Short Duration High Income Fund	$54,900	$-	$9,300	$1,300
Fidelity Women’s Leadership Fund	$39,200	$-	$7,100	$900

April 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$51,000	$-	$10,500	$1,300
Fidelity Short Duration High Income Fund	$53,400	$-	$8,800	$1,300
Fidelity Women’s Leadership Fund	$38,200	$-	$6,900	$900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund, Fidelity High Income Fund, Fidelity SAI High Income Fund and Fidelity U.S. Low Volatility Equity Fund (the “Funds”):

Services Billed by PwC

April 30, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$96,000	$8,800	$12,100	$2,900
Fidelity Focused High Income Fund	$60,400	$5,700	$8,300	$1,900
Fidelity Global High Income Fund	$77,900	$5,800	$9,600	$1,900
Fidelity High Income Fund	$76,500	$8,000	$15,500	$2,600
Fidelity SAI High Income Fund	$62,400	$5,400	$11,600	$1,800
Fidelity U.S. Low Volatility Equity Fund	$24,400	$2,600	$12,100	$900

April 30, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$100,600	$8,800	$11,200	$3,300
Fidelity Focused High Income Fund	$63,300	$5,700	$8,100	$2,200
Fidelity Global High Income Fund	$59,000	$5,400	$8,700	$2,000
Fidelity High Income Fund	$93,200	$8,300	$13,900	$3,100
Fidelity SAI High Income Fund	$-	$-	$-	$-
Fidelity U.S. Low Volatility Equity Fund	$28,000	$2,700	$10,800	$1,000

A Amounts may reflect rounding.
B Fidelity SAI High Income Fund commenced operations on May 13, 2021.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2022A	April 30, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	April 30, 2022A,B	April 30, 2021A,B
Audit-Related Fees	$7,914,600	$9,015,700
Tax Fees	$353,200	$14,300
All Other Fees	$-	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity SAI High Income Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	April 30, 2022A,B	April 30, 2021A,B
Deloitte Entities	$$486,700	$551,300
PwC	$13,534,700	$14,245,900

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity SAI High Income Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	June 21, 2022